File Nos. 002-86008

811-03828

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 43	☒

SELIGMAN MUNICIPAL FUND SERIES, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant's Telephone Number: 212-850-1864 or Toll-Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check the appropriate box).

☐	immediately upon filing pursuant to paragraph (b)

☒	on February 1, 2007 pursuant to paragraph (b)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(1)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2007

Seligman

Municipal Funds

Seeking Income Exempt from Regular Income Tax

•	Seligman Municipal Fund Series, Inc.

•	Seligman Municipal Series Trust

•	Seligman New Jersey Municipal Fund, Inc.

•	Seligman Pennsylvania Municipal Fund Series

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

MUNI-1  2/2007

The Funds

Overview of the Funds

This Prospectus contains information about four separate series that together offer 19 investment options (each, a “Fund”, collectively, the “Funds”):

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

National Fund	Minnesota Fund
Colorado Fund	Missouri Fund
Georgia Fund	New York Fund
Louisiana Fund	Ohio Fund
Maryland Fund	Oregon Fund
Massachusetts Fund	South Carolina Fund
Michigan Fund

Seligman Municipal Series Trust offers the following four Funds:

California High-Yield Fund	Florida Fund
California Quality Fund	North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

Investment Objectives

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

Principal Investment Strategies

Each Fund also has its own principal investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

Alternative Minimum Tax (“AMT”):

A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent that Fund from achieving its investment objective.

A Fund’s investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund’s Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

Principal Risks

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund’s portfolio are changes in interest rates and the creditworthiness of a Fund’s portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund’s investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund’s net asset value per share moves in the same direction as the market value of the Fund’s securities holdings. Therefore, if interest rates rise, you should expect a Fund’s net asset value per share to fall, and if interest rates decline, you should expect a Fund’s net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund’s strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic

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downturns. The failure to address these problems in a satisfactory manner could affect a state’s or municipality’s credit quality and result in downgrading or a decline in a security’s market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make or timely make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund’s portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests primarily in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund’s ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund’s portfolio do not perform as expected, that Fund’s net asset value may decline.

Risks of territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the applicable Fund’s Statement of Additional Information.

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Past Performance

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance.

Although each Fund’s fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund’s Classes due to their different fees and expenses.

Fees and Expenses

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund’s fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

Discussions of each Fund begin on page 5.

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National Fund

Investment Objective

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Fund’s performance may also be affected by legislation or policy changes, economic or political factors, natural disasters, terrorist attacks or other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

5

National Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.69% – quarter ended 12/31/00.

Worst calendar quarter return: -2.26% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.11)%	3.36%	4.24%	n/a
Return after taxes on distributions	(1.11)	3.36	4.24	n/a
Return after taxes on distributions and sale of Fund shares	0.75	3.49	4.29	n/a
Class C	0.85	3.22	n/a	3.08%
Class D	1.87	3.43	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

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National Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.32%		0.32%	0.32%
Total Annual Fund Operating Expenses	0.92%		1.82%	1.82%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	382	667	1,075	2,216
Class D	285	573	985	2,137

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	283	667	1,075	2,216
Class D	185	573	985	2,137

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California High-Yield Fund

Investment Objective

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

■	The Fund’s performance may be affected by local, state, and regional factors including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

■	Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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California High-Yield Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 3/31/00.

Worst calendar quarter return: -2.34% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.35)%	4.01%	4.76%	n/a
Return after taxes on distributions	(0.35)	3.95	4.68	n/a
Return after taxes on distributions and sale of Fund shares	1.21	4.02	4.70	n/a
Class C	1.62	3.86	n/a	3.86%
Class D	2.70	4.08	4.33	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

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California High-Yield Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.40%		0.40%	0.40%
Total Annual Fund Operating Expenses	1.00%		1.90%	1.90%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)	Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$572	$778	$1,001	$1,641
Class C	390	691	1,116	2,300
Class D	293	597	1,026	2,222

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$572	$778	$1,001	$1,641
Class C	291	691	1,116	2,300
Class D	193	597	1,026	2,222

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California Quality Fund

Investment Objective

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody’s Investors Service (Moody’s) (Aaa, Aa, or A) or Standard & Poor’s Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

■	The Fund’s performance may be affected by local, state, and regional factors. These may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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California Quality Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.31% – quarter ended 12/31/00.

Worst calendar quarter return: -2.53% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.29%	4.47%	n/a
Return after taxes on distributions	(1.83)	3.23	4.31	n/a
Return after taxes on distributions and sale of Fund shares	0.26	3.40	4.40	n/a
Class C	0.21	3.12	n/a	3.57%
Class D	1.26	3.33	4.04	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

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California Quality Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$566	$760	$970	$1,575
Class C	384	673	1,086	2,237
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$566	$760	$970	$1,575
Class C	285	673	1,086	2,237
Class D	187	579	995	2,159

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Colorado Fund

Investment Objective

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:

■	The Fund’s performance may be affected by state, local or regional factors. These may include, but are not limited to, state or local legislation or policy changes, terrorist attacks, long-term water availability, the possibility of a significant correction in the housing sector affecting the construction industry and consumer spending, volatility in energy prices and its effect on the State’s natural resources sector, consumer debt burdens, state and local government budgetary shortfalls and economic and other factors.

■	Due to the current economic conditions in the State, together with the State’s constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. While Colorado voters recently passed a referendum allowing the State to retain excess collected revenues for the next four years, those funds are earmarked for specific areas and will not completely alleviate the State’s budget problems. Colorado’s constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

14

Colorado Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.40% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.57)%	3.69%	4.37%	n/a
Return after taxes on distributions	(1.67)	3.66	4.34	n/a
Return after taxes on distributions and sale of Fund shares	0.49	3.75	4.37	n/a
Class C	0.26	3.58	n/a	3.56%
Class D	1.45	3.78	3.96	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

15

Colorado Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

16

Florida Fund

Investment Objective

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State’s ability to pay principal and interest in a timely manner.

■	Florida’s economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

17

Florida Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.66% – quarter ended 12/31/00.

Worst calendar quarter return: -2.24% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.35%	4.46%	n/a
Return after taxes on distributions	(1.81)	3.32	4.39	n/a
Return after taxes on distributions and sale of Fund shares	0.28	3.46	4.43	n/a
Class C	0.31	3.38	n/a	3.64%
Class D	1.33	3.59	4.20	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

18

Florida Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75	%(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.40%		0.40%	0.40%
Total Annual Fund Operating Expenses	1.15%		1.90%	1.90%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)	Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	390	691	1,116	2,300
Class D	293	597	1,026	2,222

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	291	691	1,116	2,300
Class D	193	597	1,026	2,222

19

Georgia Fund

Investment Objective

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Georgia’s economy will be affected by, among other factors, trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services industries, as these industries, along with government, comprise the largest sources of employment within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

20

Georgia Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.81% – quarter ended 12/31/00.

Worst calendar quarter return: -2.21% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.14)%	3.25%	4.17%	n/a
Return after taxes on distributions	(1.14)	3.21	4.07	n/a
Return after taxes on distributions and sale of Fund shares	0.67	3.36	4.16	n/a
Class C	0.86	3.11	n/a	3.09%
Class D	1.90	3.32	3.74	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

21

Georgia Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

22

Louisiana Fund

Investment Objective

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters including the effects of Hurricanes, such as Katrina and Rita, and terrorist attacks.

■	Louisiana’s economy is affected by, among other factors, trends in the oil and gas, tourism, and gaming industries within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

23

Louisiana Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 12/31/00.

Worst calendar quarter return: -1.77% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.33)%	3.40%	4.27%	n/a
Return after taxes on distributions	(1.37)	3.33	4.19	n/a
Return after taxes on distributions and sale of Fund shares	0.64	3.50	4.28	n/a
Class C	0.69	3.27	n/a	3.35%
Class D	1.69	3.50	3.86	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

24

Louisiana Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.37%		0.37%	0.37%
Total Annual Fund Operating Expenses	0.97%		1.87%	1.87%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$569	$769	$986	$1,608
Class C	387	682	1,101	2,268
Class D	290	588	1,011	2,190

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$569	$769	$986	$1,608
Class C	288	682	1,101	2,268
Class D	190	588	1,011	2,190

25

Maryland Fund

Investment Objective

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

■	The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

26.

Maryland Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.41% – quarter ended 12/31/00.

Worst calendar quarter return: -1.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.84)%	3.39%	4.24%	n/a
Return after taxes on distributions	(0.95)	3.29	4.16	n/a
Return after taxes on distributions and sale of Fund shares	0.95	3.46	4.24	n/a
Class C	1.22	3.27	n/a	3.32%
Class D	2.25	3.48	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

27

Maryland Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

28

Massachusetts Fund

Investment Objective

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Additionally, Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

29

Massachusetts Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.45% – quarter ended 12/31/00.

Worst calendar quarter return: -2.80% – quarter ended 9/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.53)%	3.63%	4.49%	n/a
Return after taxes on distributions	(1.60)	3.60	4.42	n/a
Return after taxes on distributions and sale of Fund shares	0.51	3.71	4.46	n/a
Class C	0.45	3.52	n/a	3.56%
Class D	1.57	3.73	4.08	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

30

Massachusetts Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.30%		0.30%	0.30%
Total Annual Fund Operating Expenses	0.90%		1.80%	1.80%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$562	$748	$950	$1,530
Class C	380	661	1,065	2,195
Class D	283	566	975	2,116

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$562	$748	$950	$1,530
Class C	281	661	1,065	2,195
Class D	183	566	975	2,116

31

Michigan Fund

Investment Objective

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Michigan’s economy continues to suffer from the effects of the recent prolonged national economic slowdown. While the US economy reflects recent improvement, Michigan’s economy, with its emphasis on the automotive and manufacturing sector, has been slower to recover than the overall economy. The largest sources of Michigan tax revenues are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages earned from employment, and Michigan’s high unemployment rate has adversely impacted individual income tax collections. The second major source of tax revenues are sales and use taxes, which are directly correlated with disposable income, and also suffer from the lagging Michigan economy. The Fund’s Statement of Additional Information contains additional discussion of these factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

32

Michigan Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.98% – quarter ended 12/31/00.

Worst calendar quarter return: -2.00% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.63)%	3.35%	4.42%	n/a
Return after taxes on distributions	(1.74)	3.29	4.31	n/a
Return after taxes on distributions and sale of Fund shares	0.43	3.45	4.39	n/a
Class C	0.44	3.22	n/a	3.46%
Class D	1.40	3.42	3.98	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

33

Michigan Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

34

Minnesota Fund

Investment Objective

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.

■	The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota’s budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State’s budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The State achieved a $377 million surplus for the 2004-2005 biennium, and a November 2006 forecast projected a $1.038 billion surplus for the biennium ending June 30, 2007. The budget for each biennial period must be balanced.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

35

Minnesota Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.04% – quarter ended 12/31/00.

Worst calendar quarter return: -2.43% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.48)%	3.12%	4.06%	n/a
Return after taxes on distributions	(1.51)	3.11	4.01	n/a
Return after taxes on distributions and sale of Fund shares	0.40	3.23	4.08	n/a
Class C	0.47	2.98	n/a	3.15%
Class D	1.51	3.19	3.62	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

36

Minnesota Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.29%		0.29%	0.29%
Total Annual Fund Operating Expenses	0.89%		1.79%	1.79%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$562	$745	$945	$1,519
Class C	379	658	1,060	2,184
Class D	282	563	970	2,105

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$562	$745	$945	$1,519
Class C	280	658	1,060	2,184
Class D	182	563	970	2,105

37

Missouri Fund

Investment Objective

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Defense-related business and agriculture play an important role in Missouri’s economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

38

Missouri Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.34% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.20)%	3.61%	4.39%	n/a
Return after taxes on distributions	(1.30)	3.56	4.29	n/a
Return after taxes on distributions and sale of Fund shares	0.67	3.66	4.34	n/a
Class C	0.80	3.42	n/a	3.56%
Class D	1.84	3.64	3.96	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

39

Missouri Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%	(1)	2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

40

New Jersey Fund

Investment Objective

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey’s economy will be affected by trends in these sectors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

41

New Jersey Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.02% – quarter ended 12/31/00.

Worst calendar quarter return: -2.51% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.25%	4.19%	n/a
Return after taxes on distributions	(1.84)	3.21	4.10	n/a
Return after taxes on distributions and sale of Fund shares	0.23	3.35	4.16	n/a
Class C	0.22	3.29	n/a	3.27%
Class D	1.29	3.49	3.90	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

42

New Jersey Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.24%		1.00%	1.00%
Other Expenses	0.41%		0.41%	0.41%
Total Annual Fund Operating Expenses	1.15%		1.91%	1.91%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	391	694	1,121	2,310
Class D	294	600	1,032	2,233

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	292	694	1,121	2,310
Class D	194	600	1,032	2,233

43

New York Fund

Investment Objective

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the transit workers union strike.

■	New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

■	A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

44

New York Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.11% – quarter ended 12/31/00.

Worst calendar quarter return: -2.54% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.10)%	3.83%	4.77%	n/a
Return after taxes on distributions	(1.10)	3.80	4.67	n/a
Return after taxes on distributions and sale of Fund shares	0.72	3.88	4.70	n/a
Class C	0.93	3.70	n/a	3.69%
Class D	1.91	3.91	4.33	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

45

New York Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

46

North Carolina Fund

Investment Objective

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	While during 2006, the North Carolina economy’s recovery from the 2001 recession continued, job growth has been moderate and some sectors of the economy, particularly manufacturing employment, continued to decline.

■	While the State has been successful in recent years in balancing its budget after coping with a significant budget shortfall some years ago, the State continues to face pressures in matching revenues to expenses and will continue to deal with budget problems until the growth rate in the North Carolina economy increases or changes are made to the tax system to match the changing economy, thereby increasing overall tax revenues. The General Assembly likely will have to deal with a budget shortfall in 2007. Because of these budget problems, both Moody’s and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its “AAA” rating for North Carolina’s general obligations, Moody’s reduced its rating of such obligations to “Aa1”. However, on January 12, 2007, Moody’s restored its rating of North Carolina general obligations to its highest “Aaa” level. A failure to adequately deal with future budget issues could further adversely effect the credit ratings of general obligations of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

47

North Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.65% – quarter ended 12/31/00.

Worst calendar quarter return: -2.22% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.47)%	3.20%	4.14%	n/a
Return after taxes on distributions	(1.61)	3.11	4.01	n/a
Return after taxes on distributions and sale of Fund shares	0.35	3.25	4.08	n/a
Class C	0.64	3.20	n/a	3.29%
Class D	1.67	3.42	3.87	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

48

North Carolina Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.53%		0.53%	0.53%
Total Annual Fund Operating Expenses	1.28%		2.03%	2.03%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$599	$862	$1,144	$1,947
Class C	403	730	1,182	2,435
Class D	306	637	1,093	2,358

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$599	$862	$1,144	$1,947
Class C	304	730	1,182	2,435
Class D	206	637	1,093	2,358

49

Ohio Fund

Investment Objective

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Ohio’s economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

50

Ohio Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.38% – quarter ended 12/31/00.

Worst calendar quarter return: -2.12% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.30)%	3.22%	4.23%	n/a
Return after taxes on distributions	(1.30)	3.19	4.15	n/a
Return after taxes on distributions and sale of Fund shares	0.47	3.32	4.23	n/a
Class C	0.61	3.08	n/a	3.27%
Class D	1.62	3.29	3.80	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

51

Ohio Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.27%		0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%		1.77%	1.77%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$560	$739	$934	$1,497
Class C	377	652	1,050	2,163
Class D	280	557	959	2,084

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$560	$739	$934	$1,497
Class C	278	652	1,050	2,163
Class D	180	557	959	2,084

52

Oregon Fund

Investment Objective

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Oregon’s economy may be adversely affected by, among other factors, a potential downturn in its manufacturing industry caused by a global economic slowdown and/or a depreciation of the U.S. dollar, rising regional energy prices, increased state and local government expenses resulting from reforms to Oregon’s Public Employees Retirement System and certain land use regulations, and its declining technology industry.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

53

Oregon Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.07% – quarter ended 12/31/00.

Worst calendar quarter return: -1.78% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.00)%	3.60%	4.53%	n/a
Return after taxes on distributions	(1.12)	3.54	4.43	n/a
Return after taxes on distributions and sale of Fund shares	0.85	3.65	4.47	n/a
Class C	1.11	3.45	n/a	3.53%
Class D	2.15	3.67	4.10	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

54

Oregon Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.32%		0.32%	0.32%
Total Annual Fund Operating Expenses	0.92%		1.82%	1.82%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	382	667	1,075	2,216
Class D	285	573	985	2,137

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	283	667	1,075	2,216
Class D	185	573	985	2,137

55

Pennsylvania Fund

Investment Objective

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

Principal Investment Strategies

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

56

Pennsylvania Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.28% – quarter ended 12/31/00.

Worst calendar quarter return: -2.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.84)%	3.10%	4.10%	n/a
Return after taxes on distributions	(1.84)	3.02	3.98	n/a
Return after taxes on distributions and sale of Fund shares	(0.06)	3.14	4.03	n/a
Class C	0.13	3.09	n/a	3.17%
Class D	1.28	3.32	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges, or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

57

Pennsylvania Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.68%		0.68%	0.68%
Total Annual Fund Operating Expenses	1.43%		2.18%	2.18%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$614	$906	$1,219	$2,107
Class C	418	775	1,258	2,588
Class D	321	682	1,169	2,513

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$614	$906	$1,219	$2,107
Class C	319	775	1,258	2,588
Class D	221	682	1,169	2,513

58

South Carolina Fund

Investment Objective

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Although South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to 2004. These difficulties did not affect the State’s ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996. In 2005, S&P again lowered its rating on South Carolina general obligation bonds to AA+, primarily citing the overall economic climate in South Carolina. Moody’s and Fitch Ratings maintained their ratings on South Carolina general obligation bonds of Aaa and AAA, respectively.

■	South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal years 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State’s General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.

■	South Carolina experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, Moody’s assigned a negative outlook to the State’s general obligation debt credit rating. The negative outlook remains in place.

■	Due to more positive financial results for fiscal years 2004, 2005 and 2006, South Carolina has eliminated the cumulative $177 million deficit and has fully restored the required balances in the General Reserve Fund and the Capital Reserve Fund.

■	The state sales tax will be increased by one cent (“1¢”), excluding food and accommodations, effective June 1, 2007. Taxpayers will receive relief from the school operating exemption on their tax

59

bills due in January 2008. Revenues from the additional 1¢ tax will be placed into a trust fund. The trust fund will be used (in priority order) to replace the eliminated school operating taxes on owner occupied homes with revenues from the 1¢ general sales tax imposed; then provide $2.5 million total in minimum replacement funding for each county to be distributed among the school districts; then, if funds are available, roll back county operations taxes on owner occupied homes as far as possible, as remaining funds are available from imposition of the new 1¢ general sales tax. If the revenues in the trust fund are ever insufficient to remove all school operating property taxes on owner occupied homes based on the growth factors outlined in Act 388 of 2006, the difference must be made up from the General Fund. Only the school operating replacement funds and the funds for the $2.5 million floor become an obligation of the General Fund if growth is ever not sufficient to cover the obligations of the fund.

■	Property taxing entities are prohibited from raising the operating millage rate by more than population growth plus the increase in the Consumer Price Index. This cap may not be overridden except in the case of an emergency situation, as listed below. This increase requires a 2/3 vote of the local governing body. The additional tax must be listed separately on the tax statement, and may only be put into effect for the amount of time necessary to remedy the emergency. Allowable emergency situations are a previous year’s deficit; a catastrophic event; court order or decree; loss of a taxpaying entity that made up more than 10% of the county’s property tax revenue; or a federal or state requirement enacted after date of ratification.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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South Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.68% – quarter ended 12/31/00.

Worst calendar quarter return: -2.38% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.82)%	3.95%	4.60%	n/a
Return after taxes on distributions	(0.90)	3.86	4.50	n/a
Return after taxes on distributions and sale of Fund shares	0.90	3.93	4.53	n/a
Class C	1.25	3.83	n/a	3.77%
Class D	2.25	4.04	4.18	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

South Carolina Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

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Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund’s assets, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and strategies, and administers each Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $11.7 billion in assets as of December 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2006 of approximately $7.8 billion.

Each Fund pays Seligman a fee for its management services. For the fiscal year ended September 30, 2006, the fee for each Fund is equal to an annual rate of 0.50% of each Fund’s average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum management fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waivers at any time.

A discussion regarding the basis for the Boards of Directors’ or Trustees’ (as applicable) approval of the investment management agreements with Seligman as they relate to the Funds is available in the Fund’s Mid-Year Reports, dated March 31.

Portfolio Management

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co- Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies). Mr. Moles joined Seligman in 1983.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. Ms. Comerford joined Seligman in 1980.

Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds, although, as team leader of the Seligman Municipals Team, Mr. Moles typically makes the final decision with respect to investments made by the Funds.

Each Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager’s ownership of securities of the Funds.

Affiliates of Seligman:

Seligman Advisors, Inc.:

Each Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

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Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as “Seligman” or the “Manager,” and the Seligman registered investment companies are referred to as the “Seligman Funds.”

Q1.	Have any Seligman employees engaged in improper trading?

A.	The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.	Does Seligman have any policies relating to employee investment in the Seligman Funds?

A.	A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager’s legal department and is subject to the Manager’s Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.	Has Seligman engaged in improper disclosure of a Fund’s portfolio holdings?

A.	The Manager has found no improprieties relating to the disclosure of a Fund’s portfolio holdings. The Manager has not disclosed and does not disclose a Fund’s portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund’s interest. A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is set forth in each Fund’s Statement of Additional Information.

Q4.	What is Seligman’s policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A.

Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day’s net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to

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Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.	What is Seligman’s policy regarding market timing?

A.	Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager’s procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds’ policies is set forth in each Fund’s prospectus.

Q6.	Has Seligman conducted an internal review relating to market timing?

A.	The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund’s net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.	Does Seligman disclose its internal market timing control procedures?

A.	Seligman’s market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.	What new practices are being considered to prevent market timing abuses?

A.	Like other members of the mutual fund industry, Seligman has considered, and

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continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.	Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A.	Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking

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damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.	Does Seligman have any market timing arrangements at the current time?

A.	Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.	Have any employees been disciplined in connection with the Manager’s overall internal review?

A.	One employee has left Seligman.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Funds’ Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in a Fund, or another Seligman mutual fund.

■	If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 – $99,999	4.00	4.17	3.50
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the applicable Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

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Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts below.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

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Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor, and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or record keeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class C

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 – $249,999	0.50	0.50	0.50
$250,000 – $999,999	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

■	A 1% CDSC on shares sold within eighteen months of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

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■	No initial sales charge on reinvested dividends or capital gain distributions.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the applicable Fund’s Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a “single person” (as defined above and in the applicable Fund’s Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule through a Right of Accumulation and a letter of intent as described above. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares.

Class D*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the applicable Fund’s Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Boards of Directors or Trustees, as applicable, believe that no conflict of interest currently exists between a Fund’s Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

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How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the applicable Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class of a Fund by dividing that Class’s share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the

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close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of a Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors/Board of Trustees. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class D.”

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a

shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder

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service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell these Funds’ shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Funds’ shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding

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periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s required minimum initial investment. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

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Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares, you may annually withdraw 10%, of each class, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least eighteen months or one year, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■	Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■	Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

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If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■	Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Parties”) determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any

77

reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds’ distributions will be primarily income dividends. The National Fund and Georgia Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2012 and 2013, respectively. Accordingly, no capital gains distributions are expected to be paid to

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shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

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An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund’s Statement of Additional Information. However, because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class of the Funds, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any fees, sales charges or taxes. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds’ financial statements, are included in each Fund’s Annual Report, which is available upon request.

National Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.35	0.34	0.34	0.33	0.37
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.28	0.25	0.33	0.26	0.43
Less distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.34)	(0.33)	(0.36)
Distributions from net realized capital gain	—	—	—	—	—
Total distributions	(0.35)	(0.34)	(0.34)	(0.33)	(0.36)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	3.58%	3.18%	4.16%	3.29%	5.62%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$65,846	$67,861	$73,970	$86,905	$89,243
Ratio of expenses to average net assets	0.92%	0.94%	0.91%	0.95%	0.89%
Ratio of net investment income to average net assets	4.46%	4.29%	4.22%	4.14%	4.64%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

See footnotes on page 109.

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National Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.28	0.27	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.21	0.18	0.25	0.19	0.36
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	2.66%	2.25%	3.23%	2.36%	4.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,343	$2,998	$3,503	$5,446	$5,903
Ratio of expenses to average net assets	1.82%	1.84%	1.81%	1.85%	1.79%
Ratio of net investment income to average net assets	3.56%	3.39%	3.32%	3.24%	3.74%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.28	0.27	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.21	0.18	0.25	0.19	0.36
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	2.66%	2.25%	3.23%	2.36%	4.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,239	$1,600	$1,799	$2,942	$4,059
Ratio of expenses to average net assets	1.82%	1.84%	1.81%	1.85%	1.79%
Ratio of net investment income to average net assets	3.56%	3.39%	3.32%	3.24%	3.74%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

See footnotes on page 109.

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California High-Yield Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.62	$6.65	$6.59	$6.74	$6.63
Income from investment operations:
Net investment income	0.28	0.26	0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.26	0.30	0.34	0.16	0.42
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.27)	(0.28)	(0.29)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.28)	(0.33)	(0.28)	(0.31)	(0.31)
Net asset value, end of year	$6.60	$6.62	$6.65	$6.59	$6.74
Total Return	3.99%	4.63%	5.30%	2.48%	6.50%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$30,079	$31,432	$34,315	$38,798	$51,011
Ratio of expenses to average net assets	0.90%	0.92%	0.90%	0.88%	0.84%
Ratio of net investment income to average net assets	4.26%	3.97%	4.20%	4.24%	4.41%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.00%	1.02%	1.00%	0.98%	0.94%
Ratio of net investment income to average net assets	4.16%	3.87%	4.10%	4.14%	4.31%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.63	$6.66	$6.60	$6.75	$6.64
Income from investment operations:
Net investment income	0.22	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.20	0.24	0.28	0.10	0.36
Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.22)	(0.27)	(0.22)	(0.25)	(0.25)
Net asset value, end of year	$6.61	$6.63	$6.66	$6.60	$6.75
Total Return	3.06%	3.69%	4.35%	1.56%	5.57%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,649	$2,475	$2,964	$3,482	$3,457
Ratio of expenses to average net assets	1.80%	1.82%	1.80%	1.78%	1.74%
Ratio of net investment income to average net assets	3.35%	3.07%	3.30%	3.34%	3.51%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.92%	1.90%	1.88%	1.84%
Ratio of net investment income to average net assets	3.25%	2.97%	3.20%	3.24%	3.41%

See footnotes on page 109.

83

California High-Yield Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.63	$6.66	$6.60	$6.75	$6.64
Income from investment operations:
Net investment income	0.22	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.20	0.24	0.28	0.10	0.36
Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.22)	(0.27)	(0.22)	(0.25)	(0.25)
Net asset value, end of year	$6.61	$6.63	$6.66	$6.60	$6.75
Total Return	3.06%	3.69%	4.35%	1.56%	5.57%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,056	$2,988	$2,519	$4,832	$5,419
Ratio of expenses to average net assets	1.80%	1.82%	1.80%	1.78%	1.74%
Ratio of net investment income to average net assets	3.35%	3.07%	3.30%	3.34%	3.51%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.92%	1.90%	1.88%	1.84%
Ratio of net investment income to average net assets	3.25%	2.97%	3.20%	3.24%	3.41%

California Quality Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.79	$6.89	$6.88	$7.04	$6.90
Income from investment operations:
Net investment income	0.28	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	—	(0.16)	0.20
Total from investment operations	0.21	0.26	0.28	0.11	0.49
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.31)	(0.36)	(0.27)	(0.27)	(0.35)
Net asset value, end of year	$6.69	$6.79	$6.89	$6.88	$7.04
Total Return	3.14%	3.90%	4.23%	1.63%	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$42,495	$47,186	$51,395	$61,566	$74,713
Ratio of expenses to average net assets	0.94%	0.94%	0.93%	0.93%	0.87%
Ratio of net investment income to average net assets	4.19%	4.04%	4.06%	3.96%	4.23%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

See footnotes on page 109.

84

California Quality Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.76	$6.87	$6.85	$7.01	$6.88
Income from investment operations:
Net investment income	0.22	0.21	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	0.01	(0.16)	0.18
Total from investment operations	0.15	0.19	0.23	0.05	0.41
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.25)	(0.30)	(0.21)	(0.21)	(0.28)
Net asset value, end of year	$6.66	$6.76	$6.87	$6.85	$7.01
Total Return	2.23%	2.84%	3.46%	0.72%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,921	$3,259	$4,783	$5,772	$5,067
Ratio of expenses to average net assets	1.84%	1.84%	1.83%	1.83%	1.77%
Ratio of net investment income to average net assets	3.29%	3.13%	3.16%	3.06%	3.33%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.76	$6.87	$6.85	$7.01	$6.88
Income from investment operations:
Net investment income	0.22	0.21	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	0.01	(0.16)	0.18
Total from investment operations	0.15	0.19	0.23	0.05	0.41
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.25)	(0.30)	(0.21)	(0.21)	(0.28)
Net asset value, end of year	$6.66	$6.76	$6.87	$6.85	$7.01
Total Return	2.23%	2.84%	3.46%	0.72%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,037	$1,022	$1,306	$1,512	$1,956
Ratio of expenses to average net assets	1.84%	1.84%	1.83%	1.83%	1.77%
Ratio of net investment income to average net assets	3.29%	3.13%	3.16%	3.06%	3.33%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

See footnotes on page 109.

85

Colorado Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.65	$7.66	$7.63	$7.69	$7.47
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.31	0.32
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.06)	0.23
Total from investment operations	0.22	0.30	0.34	0.25	0.55
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.30)	(0.32)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.31)	(0.31)	(0.31)	(0.31)	(0.33)
Net asset value, end of year	$7.56	$7.65	$7.66	$7.63	$7.69
Total Return	2.92%	3.93%	4.49%	3.38%	7.60%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,558	$35,058	$36,025	$38,560	$39,155
Ratio of expenses to average net assets	0.95%	0.96%	0.94%	0.99%	0.96%
Ratio of net investment income to average net assets	4.13%	4.05%	4.05%	4.05%	4.31%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.64	$7.65	$7.62	$7.68	$7.46
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.05)	0.23
Total from investment operations	0.15	0.23	0.27	0.19	0.48
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.24)	(0.24)	(0.25)	(0.26)
Net asset value, end of year	$7.55	$7.64	$7.65	$7.62	$7.68
Total Return	2.01%	3.00%	3.56%	2.46%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$206	$105	$121	$205	$169
Ratio of expenses to average net assets	1.85%	1.86%	1.84%	1.89%	1.86%
Ratio of net investment income to average net assets	3.23%	3.15%	3.15%	3.15%	3.41%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

See footnotes on page 109.

86

Colorado Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.64	$7.65	$7.62	$7.68	$7.46
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.05)	0.23
Total from investment operations	0.15	0.23	0.27	0.19	0.48
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.24)	(0.24)	(0.25)	(0.26)
Net asset value, end of year	$7.55	$7.64	$7.65	$7.62	$7.68
Total Return	2.01%	3.00%	3.56%	2.46%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$141	$153	$138	$276	$461
Ratio of expenses to average net assets	1.85%	1.86%	1.84%	1.89%	1.86%
Ratio of net investment income to average net assets	3.23%	3.15%	3.15%	3.15%	3.41%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

Florida Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.92	$8.00	$8.08	$8.08	$7.88
Income from investment operations:
Net investment income	0.33	0.33	0.32	0.32	0.34
Net realized and unrealized gain (loss) on investments	(0.11)	(0.08)	(0.06)	0.01	0.20
Total from investment operations	0.22	0.25	0.26	0.33	0.54
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.37)	(0.33)	(0.34)	(0.33)	(0.34)
Net asset value, end of year	$7.77	$7.92	$8.00	$8.08	$8.08
Total Return	2.86%	3.17%	3.26%	4.16%	7.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$25,750	$29,298	$32,470	$34,131	$37,513
Ratio of expenses to average net assets	1.00%	0.98%	0.99%	1.00%	0.94%
Ratio of net investment income to average net assets	4.20%	4.11%	4.05%	3.98%	4.37%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.15%	1.13%	1.14%	1.15%	1.09%
Ratio of net investment income to average net assets	4.05%	3.96%	3.90%	3.83%	4.22%

See footnotes on page 109.

87

Florida Fund

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.02	$8.09	$8.10	$7.90
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.05)	—	0.19
Total from investment operations	0.18	0.18	0.21	0.26	0.48
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.32)	(0.27)	(0.28)	(0.27)	(0.28)
Net asset value, end of year	$7.79	$7.93	$8.02	$8.09	$8.10
Total Return	2.22%	2.27%	2.61%	3.24%	6.26%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,171	$3,907	$4,683	$4,686	$3,839
Ratio of expenses to average net assets	1.75%	1.73%	1.74%	1.75%	1.69%
Ratio of net investment income to average net assets	3.45%	3.36%	3.30%	3.23%	3.62%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.88%	1.89%	1.90%	1.84%
Ratio of net investment income to average net assets	3.30%	3.21%	3.15%	3.08%	3.47%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.02	$8.10	$8.10	$7.90
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.06)	0.01	0.19
Total from investment operations	0.18	0.18	0.20	0.27	0.48
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.32)	(0.27)	(0.28)	(0.27)	(0.28)
Net asset value, end of year	$7.79	$7.93	$8.02	$8.10	$8.10
Total Return	2.22%	2.27%	2.48%	3.37%	6.26%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,164	$1,176	$1,351	$1,567	$1,904
Ratio of expenses to average net assets	1.75%	1.73%	1.74%	1.75%	1.69%
Ratio of net investment income to average net assets	3.45%	3.36%	3.30%	3.23%	3.62%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.88%	1.89%	1.90%	1.84%
Ratio of net income to average net assets	3.30%	3.21%	3.15%	3.08%	3.47%

See footnotes on page 109.

88

Georgia Fund (continued)

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.78	$7.84	$8.01	$8.10	$7.89
Income from investment operations:
Net investment income	0.32	0.31	0.32	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.16)	(0.06)	0.22
Total from investment operations	0.28	0.25	0.16	0.27	0.57
Less distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.32)	(0.33)	(0.35)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.32)	(0.31)	(0.33)	(0.36)	(0.36)
Net asset value, end of year	$7.74	$7.78	$7.84	$8.01	$8.10
Total Return	3.70%	3.19%	2.09%	3.48%	7.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,966	$30,456	$32,928	$35,086	$38,306
Ratio of expenses to average net assets	0.95%	0.98%	0.94%	0.97%	0.89%
Ratio of net investment income to average net assets	4.15%	3.93%	4.11%	4.16%	4.44%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.80	$7.86	$8.02	$8.12	$7.91
Income from investment operations:
Net investment income	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.15)	(0.07)	0.22
Total from investment operations	0.21	0.18	0.10	0.19	0.50
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.25)	(0.26)	(0.28)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.25)	(0.24)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$7.76	$7.80	$7.86	$8.02	$8.12
Total Return	2.76%	2.26%	1.30%	2.42%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$485	$586	$639	$620	$600
Ratio of expenses to average net assets	1.85%	1.88%	1.84%	1.87%	1.79%
Ratio of net investment income to average net assets	3.25%	3.03%	3.21%	3.26%	3.54%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

See footnotes on page 109.

89

Georgia Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.80	$7.86	$8.03	$8.12	$7.91
Income from investment operations:
Net investment income	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.16)	(0.06)	0.22
Total from investment operations	0.21	0.18	0.09	0.20	0.50
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.25)	(0.26)	(0.28)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.25)	(0.24)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$7.76	$7.80	$7.86	$8.03	$8.12
Total Return	2.76%	2.26%	1.17%	2.55%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$899	$1,107	$1,479	$1,658	$2,010
Ratio of expenses to average net assets	1.85%	1.88%	1.84%	1.87%	1.79%
Ratio of net investment income to average net assets	3.25%	3.03%	3.21%	3.26%	3.54%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

Louisiana Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.34	0.34	0.34	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.06)	(0.13)	(0.03)	(0.12)	0.26
Total from investment operations	0.28	0.21	0.31	0.24	0.63
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.34)	(0.35)	(0.37)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.37)	(0.37)	(0.36)	(0.38)	(0.37)
Net asset value, end of year	$7.97	$8.06	$8.22	$8.27	$8.41
Total Return	3.51%	2.53%	3.77%	3.03%	7.94%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$29,877	$38,036	$41,960	$46,181	$49,356
Ratio of expenses to average net assets	0.97%	0.95%	0.91%	0.94%	0.87%
Ratio of net investment income to average net assets	4.26%	4.16%	4.14%	4.33%	4.56%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

See footnotes on page 109.

90

Louisiana Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.06)	(0.14)	(0.04)	(0.11)	0.25
Total from investment operations	0.21	0.13	0.23	0.17	0.55
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.31)	(0.29)
Net asset value, end of year	$7.97	$8.06	$8.22	$8.27	$8.41
Total Return	2.58%	1.62%	2.84%	2.11%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$652	$759	$698	$687	$769
Ratio of expenses to average net assets	1.87%	1.85%	1.81%	1.84%	1.77%
Ratio of net investment income to average net assets	3.36%	3.27%	3.24%	3.43%	3.66%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.05)	(0.14)	(0.04)	(0.11)	0.25
Total from investment operations	0.22	0.13	0.23	0.17	0.55
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.31)	(0.29)
Net asset value, end of year	$7.98	$8.06	$8.22	$8.27	$8.41
Total Return	2.71%	1.61%	2.84%	2.11%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$598	$580	$464	$843	$1,123
Ratio of expenses to average net assets	1.87%	1.85%	1.81%	1.84%	1.77%
Ratio of net investment income to average net assets	3.36%	3.27%	3.24%	3.43%	3.66%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

See footnotes on page 109.

91

Maryland Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.97	$8.03	$8.05	$8.27	$8.08
Income from investment operations:
Net investment income	0.32	0.31	0.31	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	—	(0.14)	0.22
Total from investment operations	0.29	0.29	0.31	0.18	0.58
Less distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.31)	(0.31)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.34)	(0.35)	(0.33)	(0.40)	(0.39)
Net asset value, end of year	$7.92	$7.97	$8.03	$8.05	$8.27
Total Return	3.78%	3.72%	3.94%	2.29%	7.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$34,623	$39,148	$41,082	$45,239	$47,787
Ratio of expenses to average net assets	0.95%	0.96%	0.93%	0.96%	0.90%
Ratio of net investment income to average net assets	4.04%	3.87%	3.89%	3.92%	4.47%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.98	$8.05	$8.06	$8.29	$8.09
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.01	(0.14)	0.23
Total from investment operations	0.22	0.21	0.25	0.10	0.52
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.27)	(0.28)	(0.26)	(0.33)	(0.32)
Net asset value, end of year	$7.93	$7.98	$8.05	$8.06	$8.29
Total Return	2.85%	2.66%	3.13%	1.25%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$490	$421	$419	$444	$480
Ratio of expenses to average net assets	1.85%	1.86%	1.83%	1.86%	1.80%
Ratio of net investment income to average net assets	3.14%	2.97%	2.99%	3.02%	3.57%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

See footnotes on page 109.

92

Maryland Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.98	$8.05	$8.06	$8.29	$8.09
Income from investment operations:
Net investment income	0.25	0.24	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.02	(0.14)	0.23
Total from investment operations	0.22	0.21	0.25	0.10	0.52
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.27)	(0.28)	(0.26)	(0.33)	(0.32)
Net asset value, end of year	$7.93	$7.98	$8.05	$8.06	$8.29
Total Return	2.85%	2.66%	3.13%	1.25%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,548	$1,932	$2,016	$2,291	$2,352
Ratio of expenses to average net assets	1.85%	1.86%	1.83%	1.86%	1.80%
Ratio of net investment income to average net assets	3.14%	2.97%	2.99%	3.02%	3.57%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

Massachusetts Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.38	$8.01
Income from investment operations:
Net investment income	0.34	0.34	0.33	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.11)	(0.11)	(0.07)	(0.05)	0.37
Total from investment operations	0.23	0.23	0.26	0.28	0.72
Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.33)	(0.32)	(0.35)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.37)	(0.35)	(0.33)	(0.32)	(0.35)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.38
Total Return	2.86%	2.90%	3.18%	3.48%	9.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,426	$69,598	$76,118	$83,379	$87,225
Ratio of expenses to average net assets	0.90%	0.91%	0.89%	0.92%	0.86%
Ratio of net investment income to average net assets	4.25%	4.09%	3.98%	3.96%	4.42%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

See footnotes on page 109.

93

Massachusetts Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.37	$8.01
Income from investment operations:
Net investment income	0.27	0.26	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments	(0.12)	(0.10)	(0.08)	(0.03)	0.36
Total from investment operations	0.15	0.16	0.18	0.22	0.64
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.25)	(0.25)	(0.28)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.29)	(0.28)	(0.25)	(0.25)	(0.28)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.37
Total Return	1.93%	1.98%	2.25%	2.68%	8.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,450	$2,527	$3,052	$3,284	$1,513
Ratio of expenses to average net assets	1.80%	1.81%	1.79%	1.82%	1.76%
Ratio of net investment income to average net assets	3.35%	3.19%	3.08%	3.06%	3.52%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.37	$8.01
Income from investment operations:
Net investment income	0.27	0.26	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments	(0.12)	(0.10)	(0.08)	(0.03)	0.36
Total from investment operations	0.15	0.16	0.18	0.22	0.64
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.25)	(0.25)	(0.28)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.29)	(0.28)	(0.25)	(0.25)	(0.28)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.37
Total Return	1.93%	1.98%	2.25%	2.68%	8.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$518	$607	$785	$1,293	$1,725
Ratio of expenses to average net assets	1.80%	1.81%	1.79%	1.82%	1.76%
Ratio of net investment income to average net assets	3.35%	3.19%	3.08%	3.06%	3.52%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

See footnotes on page 109.

94

Michigan Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.44	$8.57	$8.64	$8.64	$8.47
Income from investment operations:
Net investment income	0.34	0.35	0.35	0.32	0.38
Net realized and unrealized gain (loss) on investments	(0.08)	(0.14)	(0.06)	0.04	0.21
Total from investment operations	0.26	0.21	0.29	0.36	0.59
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.34)	(0.32)	(0.38)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.37)	(0.34)	(0.36)	(0.36)	(0.42)
Net asset value, end of year	$8.33	$8.44	$8.57	$8.64	$8.64
Total Return	3.12%	2.56%	3.51%	4.24%	7.23%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$89,978	$100,016	$108,791	$116,487	$123,283
Ratio of expenses to average net assets	0.88%	0.90%	0.87%	0.91%	0.86%
Ratio of net investment income to average net assets	4.12%	4.11%	4.08%	3.79%	4.51%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.43	$8.56	$8.63	$8.63	$8.46
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.09)	(0.13)	(0.05)	0.03	0.21
Total from investment operations	0.18	0.14	0.22	0.28	0.51
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.24)	(0.30)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.29)	(0.27)	(0.29)	(0.28)	(0.34)
Net asset value, end of year	$8.32	$8.43	$8.56	$8.63	$8.63
Total Return	2.20%	1.64%	2.59%	3.32%	6.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$958	$918	$851	$728	$1,169
Ratio of expenses to average net assets	1.78%	1.80%	1.77%	1.81%	1.76%
Ratio of net investment income to average net assets	3.22%	3.21%	3.18%	2.89%	3.61%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

See footnotes on page 109.

95

Michigan Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.43	$8.56	$8.63	$8.63	$8.46
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.09)	(0.13)	(0.05)	0.03	0.21
Total from investment operations	0.18	0.14	0.22	0.28	0.51
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.24)	(0.30)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.29)	(0.27)	(0.29)	(0.28)	(0.34)
Net asset value, end of year	$8.32	$8.43	$8.56	$8.63	$8.63
Total Return	2.20%	1.64%	2.59%	3.32%	6.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,061	$2,101	$2,583	$2,093	$1,977
Ratio of expenses to average net assets	1.78%	1.80%	1.77%	1.81%	1.76%
Ratio of net investment income to average net assets	3.22%	3.21%	3.18%	2.89%	3.61%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

Minnesota Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.92	$7.72
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.29	0.35
Net realized and unrealized gain (loss) on investments	(0.08)	(0.09)	(0.05)	(0.06)	0.19
Total from investment operations	0.23	0.22	0.26	0.23	0.54
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.30)	(0.28)	(0.34)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.31)	(0.30)	(0.30)	(0.28)	(0.34)
Net asset value, end of year	$7.67	$7.75	$7.83	$7.87	$7.92
Total Return	3.04%	2.90%	3.41%	3.02%	7.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$78,066	$84,659	$91,022	$96,175	$99,368
Ratio of expenses to average net assets	0.89%	0.92%	0.88%	0.93%	0.85%
Ratio of net investment income to average net assets	4.04%	3.96%	3.95%	3.69%	4.49%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

See footnotes on page 109.

96

Minnesota Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.93	$7.72
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.22	0.28
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.05)	(0.07)	0.20
Total from investment operations	0.17	0.15	0.19	0.15	0.48
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.24)	(0.23)	(0.23)	(0.21)	(0.27)
Net asset value, end of year	$7.68	$7.75	$7.83	$7.87	$7.93
Total Return	2.16%	1.95%	2.49%	1.97%	6.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$249	$287	$390	$555	$432
Ratio of expenses to average net assets	1.79%	1.82%	1.78%	1.83%	1.75%
Ratio of net investment income to average net assets	3.14%	3.06%	3.05%	2.79%	3.59%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.93	$7.72
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.22	0.28
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.05)	(0.07)	0.20
Total from investment operations	0.17	0.15	0.19	0.15	0.48
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.24)	(0.23)	(0.23)	(0.21)	(0.27)
Net asset value, end of year	$7.68	$7.75	$7.83	$7.87	$7.93
Total Return	2.16%	1.95%	2.49%	1.97%	6.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$637	$762	$1,315	$1,370	$1,779
Ratio of expenses to average net assets	1.79%	1.82%	1.78%	1.83%	1.75%
Ratio of net investment income to average net assets	3.14%	3.06%	3.05%	2.79%	3.59%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

See footnotes on page 109.

97

Missouri Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.94	$8.02	$7.81
Income from investment operations:
Net investment income	0.31	0.31	0.30	0.30	0.34
Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.04)	(0.06)	0.26
Total from investment operations	0.27	0.27	0.26	0.24	0.60
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.30)	(0.30)	(0.34)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.33)	(0.32)	(0.31)	(0.32)	(0.39)
Net asset value, end of year	$7.78	$7.84	$7.89	$7.94	$8.02
Total Return	3.51%	3.39%	3.38%	2.98%	7.89%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$29,097	$31,347	$33,899	$36,409	$38,519
Ratio of expenses to average net assets	0.95%	0.97%	0.94%	0.97%	0.90%
Ratio of net investment income to average net assets	4.03%	3.95%	3.83%	3.79%	4.37%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.95	$8.02	$7.81
Income from investment operations:
Net investment income	0.24	0.24	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.05)	(0.04)	(0.05)	(0.05)	0.26
Total from investment operations	0.19	0.20	0.18	0.18	0.53
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.26)	(0.25)	(0.24)	(0.25)	(0.32)
Net asset value, end of year	$7.77	$7.84	$7.89	$7.95	$8.02
Total Return	2.58%	2.46%	2.33%	2.18%	6.92%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$44	$141	$139	$88	$82
Ratio of expenses to average net assets	1.85%	1.87%	1.84%	1.87%	1.80%
Ratio of net investment income to average net assets	3.13%	3.05%	2.93%	2.90%	3.47%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

See footnotes on page 109.

98

Missouri Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.95	$8.02	$7.81
Income from investment operations:
Net investment income	0.24	0.24	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.05)	(0.05)	0.26
Total from investment operations	0.20	0.20	0.18	0.18	0.53
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.26)	(0.25)	(0.24)	(0.25)	(0.32)
Net asset value, end of year	$7.78	$7.84	$7.89	$7.95	$8.02
Total Return	2.58%	2.46%	2.33%	2.18%	6.92%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$309	$362	$345	$511	$600
Ratio of expenses to average net assets	1.85%	1.87%	1.84%	1.86%	1.80%
Ratio of net investment income to average net assets	3.13%	3.05%	2.93%	2.90%	3.47%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

New Jersey Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.49	$7.54	$7.60	$7.65	$7.44
Income from investment operations:
Net investment income	0.30	0.30	0.29	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.05)	(0.04)	0.22
Total from investment operations	0.22	0.26	0.24	0.25	0.53
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.29)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.34)	(0.31)	(0.30)	(0.30)	(0.32)
Net asset value, end of year	$7.37	$7.49	$7.54	$7.60	$7.65
Total Return	2.99%	3.40%	3.28%	3.34%	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,449	$35,209	$43,324	$46,610	$49,274
Ratio of expenses to average net assets	1.15%	1.20%	1.13%	1.13%	1.04%
Ratio of net investment income to average net assets	4.03%	3.95%	3.91%	3.82%	4.23%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

See footnotes on page 109.

99

New Jersey Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.59	$7.64	$7.69	$7.74	$7.52
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23
Total from investment operations	0.16	0.20	0.20	0.19	0.49
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.25)	(0.25)	(0.24)	(0.27)
Net asset value, end of year	$7.47	$7.59	$7.64	$7.69	$7.74
Total Return	2.17%	2.57%	2.58%	2.52%	6.54%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,289	$3,453	$3,659	$5,271	$5,096
Ratio of expenses to average net assets	1.91%	1.96%	1.90%	1.90%	1.84%
Ratio of net investment income to average net assets	3.28%	3.19%	3.14%	3.05%	3.44%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.59	$7.64	$7.69	$7.74	$7.52
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23
Total from investment operations	0.16	0.20	0.20	0.19	0.49
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.25)	(0.25)	(0.24)	(0.27)
Net asset value, end of year	$7.47	$7.59	$7.64	$7.69	$7.74
Total Return	2.17%	2.57%	2.58%	2.52%	6.54%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$864	$920	$1,002	$1,299	$1,366
Ratio of expenses to average net assets	1.91%	1.96%	1.90%	1.90%	1.84%
Ratio of net investment income to average net assets	3.28%	3.19%	3.14%	3.05%	3.44%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

See footnotes on page 109.

100

New York Fund

	Year Ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.26	$8.27	$8.34	$8.43	$8.16
Income from investment operations:
Net investment income	0.35	0.33	0.35	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.06)	(0.01)	(0.06)	(0.07)	0.27
Total from investment operations	0.29	0.32	0.29	0.27	0.63
Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.34)	(0.34)	(0.36)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.36)	(0.33)	(0.36)	(0.36)	(0.36)
Net asset value, end of year	$8.19	$8.26	$8.27	$8.34	$8.43
Total Return	3.61%	3.96%	3.60%	3.24%	7.94%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$63,794	$69,563	$71,698	$80,452	$83,723
Ratio of expenses to average net assets	0.88%	0.90%	0.88%	0.91%	0.87%
Ratio of net income to average net assets	4.25%	4.03%	4.18%	4.11%	4.43%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

	Year Ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.27	$8.29	$8.35	$8.44	$8.17
Income from investment operations:
Net investment income	0.27	0.26	0.27	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	(0.02)	(0.04)	(0.07)	0.27
Total from investment operations	0.22	0.24	0.23	0.20	0.56
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.29)	(0.26)	(0.29)	(0.29)	(0.29)
Net asset value, end of year	$8.20	$8.27	$8.29	$8.35	$8.44
Total Return	2.68%	2.91%	2.79%	2.32%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,905	$4,994	$5,732	$7,295	$7,005
Ratio of expenses to average net assets	1.78%	1.80%	1.78%	1.81%	1.77%
Ratio of net investment income to average net assets	3.35%	3.13%	3.28%	3.21%	3.53%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

See footnotes on page 109.

101

New York Fund (continued)

	Year Ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.27	$8.29	$8.35	$8.44	$8.17
Income from investment operations:
Net investment income	0.27	0.26	0.27	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	(0.02)	(0.04)	(0.07)	0.27
Total from investment operations	0.22	0.24	0.23	0.20	0.56
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.29)	(0.26)	(0.29)	(0.29)	(0.29)
Net asset value, end of year	$8.20	$8.27	$8.29	$8.35	$8.44
Total Return	2.68%	2.91%	2.79%	2.32%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,139	$2,442	$2,437	$2,653	$3,521
Ratio of expenses to average net assets	1.78%	1.80%	1.78%	1.81%	1.77%
Ratio of net investment income to average net assets	3.35%	3.13%	3.28%	3.21%	3.53%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

North Carolina Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.94	$8.05	$8.14	$8.19	$7.89
Income from investment operations:
Net investment income	0.27	0.29	0.29	0.29	0.32
Net realized and unrealized gain (loss) on investments	(0.02)	(0.10)	(0.07)	(0.01)	0.31
Total from investment operations	0.25	0.19	0.22	0.28	0.63
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0,32)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.33)	(0.30)	(0.31)	(0.33)	(0.33)
Net asset value, end of year	$7.86	$7.94	$8.05	$8.14	$8.19
Total Return	3.14%	2.45%	2.82%	3.51%	8.21%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$15,471	$16,781	$19,856	$22,778	$25,386
Ratio of expenses to average net assets	1.28%	1.24%	1.19%	1.19%	1.11%
Ratio of net investment income to average net assets	3.51%	3.60%	3.55%	3.65%	4.11%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

See footnotes on page 109.

102

North Carolina Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.94	$8.04	$8.13	$8.18	$7.88
Income from investment operations:
Net investment income	0.22	0.23	0.22	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.03)	(0.09)	(0.06)	(0.01)	0.30
Total from investment operations	0.19	0.14	0.16	0.22	0.57
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.27)	(0.24)	(0.25)	(0.27)	(0.27)
Net asset value, end of year	$7.86	$7.94	$8.04	$8.13	$8.18
Total Return	2.37%	1.82%	2.06%	2.74%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,142	$1,414	$3,012	$2,778	$2,962
Ratio of expenses to average net assets	2.03%	1.99%	1.94%	1.94%	1.86%
Ratio of net investment income to average net assets	2.76%	2.85%	2.80%	2.90%	3.36%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.04	$8.13	$8.18	$7.88
Income from investment operations:
Net investment income	0.22	0.23	0.22	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.03)	(0.10)	(0.06)	(0.01)	0.30
Total from investment operations	0.19	0.13	0.16	0.22	0.57
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.27)	(0.24)	(0.25)	(0.27)	(0.27)
Net asset value, end of year	$7.85	$7.93	$8.04	$8.13	$8.18
Total Return	2.37%	1.69%	2.06%	2.74%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$517	$532	$706	$824	$941
Ratio of expenses to average net assets	2.03%	1.99%	1.94%	1.94%	1.86%
Ratio of net investment income to average net assets	2.76%	2.85%	2.80%	2.90%	3.36%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

See footnotes on page 109.

103

Ohio Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.01	$8.10	$8.14	$8.26	$8.03
Income from investment operations:
Net investment income	0.31	0.32	0.31	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.09)	(0.07)	(0.02)	(0.11)	0.23
Total from investment operations	0.22	0.25	0.29	0.21	0.59
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.32)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.33)	(0.34)	(0.33)	(0.33)	(0.36)
Net asset value, end of year	$7.90	$8.01	$8.10	$8.14	$8.26
Total Return	2.78%	3.09%	3.69%	2.63%	7.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$100,686	$107,587	$114,544	$122,692	$129,662
Ratio of expenses to average net assets	0.87%	0.89%	0.87%	0.91%	0.85%
Ratio of net investment income to average net assets	3.94%	3.92%	3.88%	3.97%	4.51%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.15	$8.18	$8.31	$8.08
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.06)	(0.01)	(0.12)	0.23
Total from investment operations	0.15	0.18	0.23	0.13	0.52
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.26)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.95	$8.06	$8.15	$8.18	$8.31
Total Return	1.84%	2.15%	2.87%	1.58%	6.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$844	$922	$1,005	$1,339	$1,331
Ratio of expenses to average net assets	1.77%	1.79%	1.77%	1.81%	1.75%
Ratio of net investment income to average net assets	3.04%	3.02%	2.98%	3.07%	3.61%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

See footnotes on page 109.

104

Ohio Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.15	$8.18	$8.31	$8.08
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.06)	(0.01)	(0.12)	0.23
Total from investment operations	0.15	0.18	0.23	0.13	0.52
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.26)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.95	$8.06	$8.15	$8.18	$8.31
Total Return	1.84%	2.15%	2.87%	1.58%	6.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$757	$773	$1,012	$1,440	$1,683
Ratio of expenses to average net assets	1.77%	1.79%	1.77%	1.81%	1.75%
Ratio of net investment income to average net assets	3.04%	3.02%	2.98%	3.07%	3.61%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

Oregon Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.87	$7.91	$7.94	$8.03	$7.85
Income from investment operations:
Net investment income	0.32	0.31	0.32	0.31	0.34
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.03)	(0.07)	0.23
Total from investment operations	0.28	0.28	0.29	0.24	0.57
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.30)	(0.34)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.32)	(0.32)	(0.32)	(0.33)	(0.39)
Net asset value, end of year	$7.83	$7.87	$7.91	$7.94	$8.03
Total Return	3.75%	3.53%	3.73%	3.10%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$49,862	$53,109	$56,182	$56,365	$60,143
Ratio of expenses to average net assets	0.92%	0.92%	0.91%	0.95%	0.90%
Ratio of net investment income to average net assets	4.10%	3.97%	4.00%	3.87%	4.34%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

See footnotes on page 109.

105

Oregon Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.86	$7.90	$7.93	$8.03	$7.85
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.02)	(0.08)	0.23
Total from investment operations	0.21	0.21	0.22	0.16	0.50
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.25)	(0.25)	(0.25)	(0.26)	(0.32)
Net asset value, end of year	$7.82	$7.86	$7.90	$7.93	$8.03
Total Return	2.82%	2.60%	2.81%	2.05%	6.45%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,314	$1,282	$1,641	$1,767	$1,511
Ratio of expenses to average net assets	1.82%	1.82%	1.81%	1.85%	1.80%
Ratio of net investment income to average net assets	3.20%	3.07%	3.10%	2.97%	3.44%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.86	$7.90	$7.93	$8.03	$7.85
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.02)	(0.08)	0.23
Total from investment operations	0.21	0.21	0.22	0.16	0.50
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.25)	(0.25)	(0.25)	(0.26)	(0.32)
Net asset value, end of year	$7.82	$7.86	$7.90	$7.93	$8.03
Total Return	2.82%	2.60%	2.81%	2.05%	6.45%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,265	$1,442	$1,517	$1,848	$2,688
Ratio of expenses to average net assets	1.82%	1.82%	1.81%	1.85%	1.80%
Ratio of net investment income to average net assets	3.20%	3.07%	3.10%	2.97%	3.44%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

See footnotes on page 109.

106

Pennsylvania Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.03	$8.09	$8.26	$7.92
Income from investment operations:
Net investment income	0.27	0.28	0.27	0.27	0.33
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.34
Total from investment operations	0.23	0.18	0.22	0.19	0.67
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.27)	(0.32)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.32)	(0.28)	(0.28)	(0.36)	(0.33)
Net asset value, end of year	$7.84	$7.93	$8.03	$8.09	$8.26
Total Return	3.02%	2.34%	2.72%	2.37%	8.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$16,906	$18,548	$19,721	$22,354	$23,493
Ratio of expenses to average net assets	1.43%	1.48%	1.36%	1.30%	1.25%
Ratio of net investment income to average net assets	3.45%	3.54%	3.32%	3.38%	4.11%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.91	$8.01	$8.07	$8.24	$7.91
Income from investment operations:
Net investment income	0.21	0.22	0.21	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.33
Total from investment operations	0.17	0.12	0.16	0.13	0.60
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.21)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.26)	(0.22)	(0.22)	(0.30)	(0.27)
Net asset value, end of year	$7.82	$7.91	$8.01	$8.07	$8.24
Total Return	2.26%	1.58%	1.96%	1.60%	7.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$785	$913	$1,100	$1,133	$1,029
Ratio of expenses to average net assets	2.18%	2.23%	2.11%	2.05%	2.00%
Ratio of net investment income to average net assets	2.70%	2.79%	2.57%	2.63%	3.36%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

See footnotes on page 109.

107

Pennsylvania Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.91	$8.01	$8.07	$8.24	$7.91
Income from investment operations:
Net investment income	0.21	0.22	0.21	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.33
Total from investment operations	0.17	0.12	0.16	0.13	0.60
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.21)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.26)	(0.22)	(0.22)	(0.30)	(0.27)
Net asset value, end of year	$7.82	$7.91	$8.01	$8.07	$8.24
Total Return	2.26%	1.58%	1.96%	1.60%	7.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$460	$490	$556	$624	$690
Ratio of expenses to average net assets	2.18%	2.23%	2.11%	2.05%	2.00%
Ratio of net investment income to average net assets	2.70%	2.79%	2.57%	2.63%	3.36%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

South Carolina Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.25	$8.07
Income from investment operations:
Net investment income	0.32	0.32	0.31	0.31	0.36
Net realized and unrealized gain (loss) on investments	(0.03)	0.03	0.05	—	0.19
Total from investment operations	0.29	0.35	0.36	0.31	0.55
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.30)	(0.31)	(0.36)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.32)	(0.34)	(0.41)	(0.33)	(0.37)
Net asset value, end of year	$8.16	$8.19	$8.18	$8.23	$8.25
Total Return	3.62%	4.23%	4.51%	3.91%	7.00%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$70,937	$75,442	$76,913	$79,463	$81,410
Ratio of expenses to average net assets	0.88%	0.91%	0.91%	0.92%	0.87%
Ratio of net investment income to average net assets	4.00%	3.89%	3.77%	3.83%	4.54%
Portfolio turnover rate	9.93%	—	—	34.81%	—

See footnotes on page 109.

108

South Carolina Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.24	$8.06
Income from investment operations:
Net investment income	0.25	0.25	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	0.06	0.01	0.19
Total from investment operations	0.21	0.27	0.29	0.25	0.48
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.24)	(0.29)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.25)	(0.26)	(0.34)	(0.26)	(0.30)
Net asset value, end of year	$8.15	$8.19	$8.18	$8.23	$8.24
Total Return	2.57%	3.30%	3.58%	3.11%	6.04%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,026	$4,939	$5,200	$5,483	$3,279
Ratio of expenses to average net assets	1.78%	1.81%	1.81%	1.82%	1.77%
Ratio of net investment income to average net assets	3.10%	2.99%	2.87%	2.93%	3.64%
Portfolio turnover rate	9.93%	—	—	34.81%	—

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.24	$8.06
Income from investment operations:
Net investment income	0.25	0.25	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	0.06	0.01	0.19
Total from investment operations	0.21	0.27	0.29	0.25	0.48
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.24)	(0.29)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.25)	(0.26)	(0.34)	(0.26)	(0.30)
Net asset value, end of year	$8.15	$8.19	$8.18	$8.23	$8.24
Total Return	2.57%	3.30%	3.58%	3.11%	6.04%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,050	$2,515	$3,035	$3,947	$4,815
Ratio of expenses to average net assets	1.78%	1.81%	1.81%	1.82%	1.77%
Ratio of net investment income to average net assets	3.10%	2.99%	2.87%	2.93%	3.64%
Portfolio turnover rate	9.93%	—	—	34.81%	—

*	During the periods stated, Seligman voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.
**	Capital gain of $0.001 per share was paid.
‡	Capital gain of $0.004 per share was paid.
ø	Capital gain of $0.002 per share was paid.

109

How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

110

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statements of Additional Information (SAIs) contain additional information about the Funds. They are on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. Each Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAIs, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAIs, Prospectus, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Numbers:

Seligman Municipal Fund Series, Inc.:

811-3828

Seligman Municipal Series Trust: 811-4250

Seligman New Jersey Municipal Fund, Inc.: 811-5126

Seligman Pennsylvania Municipal Fund Series: 811-4666

SELIGMAN MUNICIPAL FUND SERIES, INC.

National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund,

Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,

Ohio Fund, Oregon Fund and South Carolina Fund

Statement of Additional Information

February 1, 2007

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2007 (the “Prospectus”), offering Class A shares, Class C shares and Class D shares of the funds of Seligman Municipal Fund Series, Inc. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Fund Series, Inc., which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Fund History

Seligman Municipal Fund Series, Inc. (the “Series”) was incorporated in Maryland on August 8, 1983.

Description of the Funds and their Investments and Risks

Classification

The Series is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate funds (collectively, the “Funds”), which are:

National Municipal Series (“National Fund”)	Minnesota Municipal Series (“Minnesota Fund”)
Colorado Municipal Series (“Colorado Fund”)	Missouri Municipal Series (“Missouri Fund”)
Georgia Municipal Series (“Georgia Fund”)	New York Municipal Series (“New York Fund”)
Louisiana Municipal Series (“Louisiana Fund”)	Ohio Municipal Series (“Ohio Fund”)
Maryland Municipal Series (“Maryland Fund”)	Oregon Municipal Series (“Oregon Fund”)
Massachusetts Municipal Series (“Massachusetts Fund”)	South Carolina Municipal Series (“South Carolina Fund”)
Michigan Municipal Series (“Michigan Fund”)

Investment Strategies and Risks

The following information regarding the Funds’ investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities, which on the date of purchase are rated within the four highest rating categories of Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Municipal securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated “BBB” by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund’s investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (“1940 Act”), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds (“IDBs”) are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:

1.	Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

2.	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation’s next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Tender Option Bonds. Tender option bonds are securities that are similar to variable rate demand obligations. Tender Options Bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender option bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender option bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Funds will treat tender option bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with tender option bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the tender option bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the tender option bonds could become illiquid.

A Fund will purchase tender option bonds only where the investment manager is satisfied that the credit risk of the underlying bonds is appropriate for that Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the tender option bond arrangements, the investment manager expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund’s participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a “when-issued” basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer’s purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund may purchase a municipal security on a when-issued basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued securities, cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments will be segregated at the Funds’ custodian in connection with any purchase of when-issued securities, and is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities (those segregated or otherwise) or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund’s payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Municipal securities of the territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations. The respective factors affecting the territories or possessions listed above may include, but are not limited to, the following:

•

Puerto Rico. Puerto Rico’s economy is based on manufacturing, services and tourism and generally parallels the US economy. Historically, Puerto Rico’s economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to US corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters in Puerto Rico could have a negative effect on the overall economy of Puerto Rico.

•

Guam. Guam’s economy is dependent on revenues from tourism, the US military and service industries. Its employment is concentrated in federal and local government jobs. A decrease in US operations and natural disasters in Guam may have a negative impact on Guam’s economy.

•

Virgin Islands. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Economic difficulties in the United States and natural disasters in the Virgin Islands could have a negative impact on the tourism industry and, in turn, the overall economy of the Virgin Islands.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Series’ Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund’s net assets.

Except as otherwise specifically noted above, the Funds’ investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

•

Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•

Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

•

As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

•

Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for directors;

•

Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

•	Write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers;

•	Purchase or sell commodities or commodity contracts; or

•

Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds will provide shareholders with at least 60 days prior notice of any change in a Fund’s investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic or political conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund’s investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under “Municipal Securities” above that would otherwise meet a Fund’s objectives.

Also, under the conditions discussed above, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the US Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated “Aa3” or better by Moody’s or “AA-” or better by S&P); prime commercial paper (rated “P-1” by Moody’s or “A-1+/A-1” by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2006 and 2005 were: National – -0-% and 4.55%; Colorado – 3.27% and -0-%; Georgia – -0-% and 8.59%; Louisiana – -0-% and 2.54%; Maryland – 13.33% and 9.77%; Massachusetts – -0-% and 4.55%; Michigan – 10.63% and 8.64%; Minnesota – 10.60% and 8.09%; Missouri – 15.02% and -0-%; New York – -0-% and 10.47%; Ohio – 7.15% and 4.57%; Oregon – 16.84% and 4.88%; and South Carolina – 9.93% and -0-%. The fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2006 and 2005 resulted from conditions in the specific state and/or the bond market in general. A Fund’s portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, Seligman Advisors, Inc. (“Seligman Advisors”)(www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Funds’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or the President of Seligman Advisors (or their respective designees) and the Funds’ CCO with respect to disclosures intended for legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Funds own or do not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor’s Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

John R. Galvin (77) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

John F. Maher (63) Director	December 2006 to Date	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank);and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc. and Seligman Quality Municipal Fund, Inc.).	57

Frank A. McPherson (73) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products), and the Federal Reserve System's Kansas City Reserve Bank (from 1990 until 1994).	61

Betsy S. Michel (64) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Leroy C. Richie (65) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Allly, Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation.	60

Robert L. Shafer (74) Director	1983 to Date	Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (71)	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons	61

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

Director		Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

INTERESTED DIRECTORS

William C. Morris*** (68) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (54) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	60

Thomas G. Moles (64) Vice President and Co-Portfolio Manager	1983 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eileen A. Comerford (48) Vice President and Co-Portfolio Manager	2003 to Date	In addition to her position with the Series, she is Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (49) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (50) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (42) Secretary	1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman	N/A

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a Director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which Directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Funds at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Funds at the address above.

The Committee met once during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Shafer (Chairman) and McPherson.

Beneficial Ownership of Shares

As of December 31, 2006, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

Name	Dollar Range of Shares Owned By Directors(1)			Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
	Michigan Fund	National Fund	New York Fund
INDEPENDENT DIRECTORS

John R. Galvin	None	$1-$10,000	None	$50,001-$100,000
John F. Maher	None	None	None	Over $100,000
Frank A. McPherson	None	$1-$10,000	None	Over $100,000
Betsy S. Michel	None	$10,001-$50,000	None	Over $100,000
Leroy C. Richie	$1-$10,000	None	None	Over $100,000
Robert L. Shafer	None	None	None	Over $100,000
James N. Whitson	None	$10,001-$50,000	None	Over $100,000

INTERESTED DIRECTORS

William C. Morris	None	$10,001-$50,000	Over $100,000	Over $100,000
Brian T. Zino	None	None	None	Over $100,000

(1)	As of December 31, 2006, none of the Directors beneficially owned shares of the following Funds: Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon Fund and South Carolina Fund.

Compensation

Name and Position with Series	Aggregate Compensation from Series (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Series and Fund Complex Paid to Directors (1)(2)
Robert B. Catell, Director(3)	$1,862	N/A	$15,620
John R. Galvin, Director	10,214	N/A	111,000
Alice S. Ilchman, Director(4)	9,053	N/A	92,348
John F. Maher (5)	N/A	N/A	N/A
Frank A. McPherson, Director	10,306	N/A	109,500
Betsy S. Michel, Director	10,582	N/A	114,000
Leroy C. Richie, Director	10,793	N/A	114,000
Robert L. Shafer, Director	10,674	N/A	114,000
James N. Whitson, Director	10,215	N/A	111,000

(1)	For the Funds’ fiscal year ended September 30, 2006.
(2)	At September 30, 2006, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3)	Mr. Catell retired as a member of the Board of Directors effective on November 28, 2005.
(4)	Dr. Ilchman passed away on August 11, 2006.
(5)	Mr. Maher was appointed to the Board of Directors on December 18, 2006. Effective January 2007, Mr. Maher intends to defer his fees.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds’ financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, his accrued deferred compensation (including earnings/losses) in respect of the Funds as of December 31, 2005 was $80,197.38, all of which was paid to him in January 2006.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (“SEC”). You can access it through the SEC’s Internet site, www.sec.gov.

Control Persons and Principal Holders of Securities

Control Persons

As of January 8, 2007, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 8, 2007, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	National/A	8.20%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	National/C	17.85%
RBC Dain Raucscher FBO Accounts, 595 Ashland Avenue, Buffalo, NY 14222	National/C	7.59%
First Clearing LLC, FBO Accounts, 10722 Kirkaldy Lane, Boca Raton, FL 33498	National/C	6.84%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303	National/C	6.79%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	National/D	30.52%
Fliess Trust, 319 S. Oakland Avenue, Burlington, WI 53105	National/D	11.09%
First Clearing LLC, FBO Accounts, 1391 Briarcliff Road, Macon, GA 31211	National/D	9.51%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	National/D	8.12%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Colorado/A	5.43%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	Colorado/C	23.56%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Colorado/C	21.59%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	Colorado/C	16.83%
UBS Financial Services Inc., FBO Accounts, 1200 Galapago, Denver, CO 80204	Colorado/C	12.34%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	Colorado/C	11.23%
UBS Financial Services Inc., FBO Accounts, 1200 Galapago, Denver, CO 80204	Colorado/C	7.38%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Colorado/D	93.43%

Name and Address	Fund/Class	Percentage of Total Shares Held
C. Haynes, 12520 W. Gould Dr., Littleton, CO 80127	Colorado/D	6.51%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Georgia/A	14.82%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Georgia /A	5.68%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Georgia /C	45.04%
The Swann Family Trust, 2734 Peachtree Road, Atlanta, GA 30305	Georgia/C	23.19%
E. Pritchett, 2600 Peachtree Road, Atlanta, GA 30305	Georgia/C	16.61%
Mellom Trust, 3103 Sandhurst Drive, Woodstock, GA 30189	Georgia/C	7.94%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Georgia/D	58.06%
NFS LLC FEBO Accounts, 115 Haag Dr., Warner Robins, GA 31093	Georgia/D	16.09%
NFS LLC FEBO Accounts, 204 Deerwood Circle, Warner Robins, GA 31093	Georgia/D	6.08%
LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121	Georgia/D	5.64%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Louisiana/A	18.95%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Louisiana/A	13.42%
Dean Witter FBO Accounts, PO Box 250 Church Street Station, New York, NY 10008	Louisiana/C	33.32%
AG Edwards & Sons Inc., FBO Accounts, 1 North Jefferson, St. Louis, MO 63103	Louisiana/C	25.79%
First Clearing LLC, FBO Accounts, 2500 18th St., Lake Charles, LA 70605	Louisiana/C	20.30%
First Clearing LLC, FBO Accounts, 426 N. Pine Street, Deridder, LA 70634	Louisiana/C	11.16%
UBS Financial Services Inc, FBO Customers, 430 Normandy Road, Lafayette, LA 70503	Louisiana/C	6.28%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Louisiana/D	52.13%
First Clearing LLC, FBO Accounts, 3405 Holly Hill Road, Lake Charles, LA 70605	Louisiana/D	20.45%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	Louisiana/D	18.88%
Morgan Keegan & Company Inc., FBO Accounts, 50 North Front Street, Memphis, TN 38103	Louisiana/D	7.08%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Maryland/A	8.93%

Name and Address	Fund/Class	Percentage of Total Shares Held
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Maryland/A	13.49%
Janney Montgomery Scott LLC, FBO Accounts, 1801 Market St., Philadelphia, PA 19103	Maryland/C	31.06%
Janney Montgomery Scott LLC, FBO Accounts, 1801 Market St., Philadelphia, PA 19103	Maryland/C	10.23%
Janney Montgomery Scott LLC, FBO Accounts, 1801 Market St., Philadelphia, PA 19103	Maryland/C	10.03%
UBS Financial Services Inc, FBO Customers, 2525 Pot Springs Road, Timonium, MD 21093	Maryland/C	9.68%
Raymond James & Assoc Inc, FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Maryland/C	9.29%
UBS Financial Services Inc, FBO Customers, 8800 Walther Blvd, Parkville, MD 21234	Maryland/C	7.53%
UBS Financial Services Inc, FBO Customers, 8800 Walther Blvd, Parkville, MD 21234	Maryland/C	6.72%
Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Maryland/C	6.47%
Janney Montgomery Scott LLC, FBO Accounts, 1801 Market Street, Philadelphia, PA 19103	Maryland/D	22.97%
Headley Trust, 123 Crooked Creek Lane, Durham, NC 27713	Maryland/D	9.02%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Maryland/D	7.72%
C. Kucera, 60 Linda Lane, Millersville, MD 21108	Maryland/D	8.49%
Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Maryland/C	5.08%
UBS Financial Services Inc, FBO Customers, 3041 Woodside Ave., Parkville, MD 21234	Maryland/C	5.06%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Massachusetts/A	6.84%
NFS LLC FEBO Accounts, 180 Maiden Lane, New York, NY 10038	Massachusetts/C	17.42%
NFS LLC FEBO Accounts, 293 Caterina Heights, Concord, MA 02446	Massachusetts/C	11.17%
NFS LLC FEBO Accounts, 14 Bluefield Terrace, Weymouth, MA 02190	Massachusetts/C	9.45%
NFS LLC FEBO Accounts, 385 Curve Street, Carlisle, MA 01741	Massachusetts/C	8.32%
Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Massachusetts/D	17.60%
Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Massachusetts/D	17.60%

Name and Address	Fund/Class	Percentage of Total Shares Held
UBS Financial Services Inc, FBO Customers, 274 Converse Street, Longmeadow, MA 01106	Massachusetts/D	17.29%
NFS LLC FEBO Accounts, 20 Adams Rd., Boxford, MA 01921	Massachusetts/D	10.06%
Raymond James & Associates Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Massachusetts/D	6.68%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Michigan/A	10.14%
UBS Financial Services Inc, FBO Customers, 1451 Stanlake, East Lansing, MI 48823	Michigan/C	15.25%
NFS LLC FEBO Burrell Trust, 934 Grenoble Drive, Lansing, MI 48917	Michigan/C	11.43%
Jasick Trust, 6712 Eastern Avenue, Grand Rapids, MI 49508	Michigan/C	10.84%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Michigan/C	10.24%
Clarence & Louise Hill JTEN, 135 Grant Street, Grand Blanc, MI 48439	Michigan/C	8.54%
AG Edwards & Sons Inc., FBO Accounts, 1 North Jefferson, St. Louis, MO 63103	Michigan/C	5.87%
First Clearing LLC, FBO Accounts, 2601 Lambros Drive, Midland, MI 48642	Michigan/C	5.16%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Michigan/D	71.55%
J. Hendrickson, 1985 Glenvale Drive, Wyoming, MI 49509	Michigan/D	10.57%
LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121-1968	Minnesota/C	27.12%
UBS Financial Services Inc, FBO Customers, 433 Allen Avenue, Little Canada, MN 01106	Minnesota/C	18.67%
RBC Dain Rauscher FBO Accounts, 3402 22nd Street, St. Cloud, MN 56301	Minnesota/C	16.01%
UBS Financial Services Inc, FBO Customers, 134 Cheval Drive, Sartell, MN 56377	Minnesota/C	10.11%
UBS Financial Services Inc, FBO Customers, 134 Cheval Drive, Sartell, MN 56377	Minnesota/C	8.01%
UBS Financial Services Inc, FBO Customers, 629 2nd Street, Cold Spring, MN 56320	Minnesota/C	7.75%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Minnesota/D	50.01%
UBS Financial Services Inc, FBO Customers, 305 5th Street, Ada, MN 56510	Minnesota/D	9.60%
First Clearing LLC, FBO Accounts, 8080 Casper Way East, Inver Grove Hts, MN 55076	Minnesota/D	7.17%

Name and Address	Fund/Class	Percentage of Total Shares Held
Primevest Financial Services, FBO Accounts, 400 First Street South, Suite 300, St. Cloud, MN 56302	Minnesota/D	7.02%
UBS Financial Services Inc, FBO Customers, 305 5th Street, Ada, MN 56510	Minnesota/D	5.50%
Wells Fargo Investments LLC, FBO Accounts, 608 Second Avenue South, Minneapolis, MN 55402	Minnesota/D	5.31%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Missouri/A	7.58%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	Missouri/C	54.54%
AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103	Missouri/C	45.45%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Missouri/D	36.22%
NFS LLC FEBO Accounts, 1031 Satinwood Ct., Jefferson City, MO 65109	Missouri/D	21.22%
Fahnestock & Co Inc, FBO Accounts, 475 Bardot Drive, Florissant, MO 63031	Missouri/D	13.88%
Oppenheimer & Co Inc., FBO Accounts, 12848 Stump Road, St. Louis, MO 63131	Missouri/D	5.61%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	New York/A	7.08%
RBC Dain Rauscher FBO Accounts, 201 East 66th Street, New York, NY 10021	New York/C	11.61%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	New York/C	8.13%
Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	New York/C	7.61%
NFS LLC FEBO Accounts, 6 Eton Rd., Scarsdale, NY 10583	New York/C	5.88%
RBC Dain Rauscher FBO Accounts, 201 E. 66th Street, New York, NY 10021	New York/C	5.51%
Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	New York/C	5.07%
UBS Financial Services Inc, FBO Customers, 1020 Park Avenue, New York, NY 10028	New York/D	48.46%
RBC Dain Rauscher FBO Accounts, 99 Roxbury Park, East Amherst, NY 14051	New York/D	12.66%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	New York/D	8.94%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Ohio/A	8.40%
NFS LLC FEBO Accounts, 7320 Frederick Pike, Dayton, OH 45414	Ohio/C	15.45%

Name and Address	Fund/Class	Percentage of Total Shares Held
AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103	Ohio/C	12.13%
McDonald Investments Inc, FBO Accounts, 4900 Tiedeman Road, Brooklyn, OH 44144	Ohio/C	11.65%
McDonald Investments Inc, FBO Accounts, 4900 Tiedeman Road, Brooklyn, OH 44144	Ohio/C	11.65%
UBS Financial Services Inc, FBO Customers, 1959 Bayswater Drive, Columbus, OH 43235	Ohio/C	5.30%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Ohio/D	24.65%
Linnevers & Tomcik, 32744 Fallhaven Cir, North Ridgeville, OH 44039	Ohio/D	30.60%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303	Ohio/D	10.46%
B. Tomcik TOD Beneficiaries on File Subject to STA TOD Rules, PO Box 39551, North Ridgeville, OH 44039	Ohio/D	6.75%
UBS Financial Services Inc, FBO Customers, 13703 Olde Orchard Road, Strongsville, OH 44136	Ohio/D	6.36%
First Clearing LLC, FBO Accounts, 2048 Nottingham Pkwy, Avon, OH 44011	Ohio/D	5.66%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Oregon/A	8.97%
Davis Trust, 2627 NW Hwy 47, Forest Grove, OR 97116	Oregon/A	6.34%
LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121	Oregon/C	43.47%
NFS LLC FEBO Accounts, PO Box 228, Azalea, OR, 97410	Oregon/C	12.47%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	Oregon/C	9.94%
The Leveckes, 140 Cherry St., Silverton, OR 97381	Oregon/C	5.61%
Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008	Oregon/C	5.04%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Oregon/D	32.94%
The Ochs Trust, 441 9th Street, Lake Oswego, OR 97034-2912	Oregon/D	24.77%
E. Garcia, 38 Morningview Cir, Lade Oswego, OR 97035	Oregon/D	9.15%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	South Carolina/A	11.71%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	South Carolina/A	7.36%
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	South Carolina/C	30.82%
Morgan Keegan & Company, FBO Accounts, 454 Carolina Club Dr., Spartanburg, SC 29306	South Carolina/C	11.58%

Name and Address	Fund/Class	Percentage of Total Shares Held
C. Hinson, 1709 Collese Street, Newberry, SC 29108	South Carolina/C	7.07%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	South Carolina/D	20.56%
The Arnolds, 10 Greenview Drive, Greenville, SC 29609	South Carolina/D	15.11%
Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	South Carolina/D	5.24%

Management Ownership

As of January 8, 2007, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers as a group owned less than 1% with respect to the Michigan Fund and National Fund, and as a group, owned 3.42% of the New York Fund.

As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series’ business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds (“Management Agreement”). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or Seligman with respect to the Funds’ investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund’s average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2006, 2005 and 2004.

Fund	Fiscal Year Ended	Management Fee Paid ($)
National	9/30/06	$353,179
	9/30/05	379,359
	9/30/04	434,539
Colorado	9/30/06	$170,798
	9/30/05	180,764
	9/30/04	187,343
Georgia	9/30/06	$153,315
	9/30/05	169,338
	9/30/04	181,708
Louisiana	9/30/06	$168,757
	9/30/05	207,391
	9/30/04	221,639
Maryland	9/30/06	$191,651
	9/30/05	213,060
	9/30/04	229,195
Massachusetts	9/30/06	$343,191
	9/30/05	381,196
	9/30/04	419,279
Michigan	9/30/06	$488,324
	9/30/05	539,228
	9/30/04	576,011
Minnesota	9/30/06	$408,960
	9/30/05	448,917
	9/30/04	474,254
Missouri	9/30/06	$151,253
	9/30/05	166,096
	9/30/04	176,957
New York	9/30/06	$364,734
	9/30/05	393,365
	9/30/04	426,825
Ohio	9/30/06	$525,248
	9/30/05	563,167
	9/30/04	604,839
Oregon	9/30/06	$269,440
	9/30/05	289,738
	9/30/04	291,037
South Carolina	9/30/06	$396,449
	9/30/05	421,325
	9/30/04	439,377

Each Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying a Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Funds’ shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds or Seligman with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 - $99,999	4.00	4.17	3.50
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 - $249,999	0.50	0.50	0.50
$250,000 - $999,999	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received commissions in the following amounts:

Fund	Commissions Paid to Seligman Services
	2006	2005	2004
National	$66	$2,027	$698
Colorado	210	1,521	2,268
Georgia	-0-	-0-	600
Louisiana	9	4	730
Maryland	196	1,837	1,130
Massachusetts	4	1,492	255
Michigan	34	100	2,809
Minnesota	13	62	3,218
Missouri	43	765	106
New York	5,719	4,814	8,995
Ohio	898	1,876	1,084
Oregon	-0-	175	1,575
South Carolina	153	758	3,070

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund.

Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2006, equivalent to 0.10% per annum of the Class A shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$64,992
Colorado	32,952
Georgia	28,950
Louisiana	32,105
Maryland	35,720
Massachusetts	64,577
Michigan	94,066
Minnesota	80,302
Missouri	29,521
New York	65,107
Ohio	102,819
Oregon	50,845
South Carolina	71,922

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under “Purchase, Redemption and Pricing of Shares”)), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to

Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2006, equivalent to 1% per annum of the Class C shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$25,365
Colorado	1,762
Georgia	5,479
Louisiana	7,051
Maryland	4,827
Massachusetts	24,052
Michigan	9,146
Minnesota	2,544
Missouri	552
New York	48,629
Ohio	8,828
Oregon	12,979
South Carolina	42,363

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class C shares that were not reimbursed from amounts received from each Fund’s 12b-1 Plan:

Fund	Amount of Unreimbursed Expenses Incurred With Respect to Class C Shares	% of the Net Assets of Class C at September 30, 2006
National	$281,349	12.01%
Colorado	12,883	6.24
Georgia	23,332	4.81
Louisiana	22,570	3.46
Maryland	19,034	3.88
Massachusetts	100,933	4.12
Michigan	33,486	3.50
Minnesota	11,232	4.51
Missouri	4,278	9.68
New York	118,659	2.42
Ohio	26,896	3.19
Oregon	27,713	2.11
South Carolina	111,755	2.78

If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2006, equivalent to 1% per annum of the Class D shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$15,192
Colorado	1,530
Georgia	9,845
Louisiana	5,839
Maryland	16,980
Massachusetts	5,587
Michigan	20,728
Minnesota	6,590
Missouri	3,397
New York	23,062
Ohio	7,485
Oregon	12,928
South Carolina	23,521

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class D shares that were not reimbursed from amounts received from each Fund’s 12b-1 Plan:

Fund	Amount of Unreimbursed Expenses Incurred With Respect to Class D Shares	% of the Net Assets of Class D at September 30, 2006
National	$82,403	6.65%
Colorado	47,147	33.45
Georgia	112,041	12.47
Louisiana	54,454	9.11
Maryland	59,680	3.86
Massachusetts	83,076	16.04

Fund	Amount of Unreimbursed Expenses Incurred With Respect to Class D Shares	% of the Net Assets of Class D at September 30, 2006
Michigan	85,540	4.15
Minnesota	64,748	10.17
Missouri	50,203	16.28
New York	61,493	2.88
Ohio	51,948	6.86
Oregon	89,507	7.07
South Carolina	152,031	7.42

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2006, were spent on the following activities in the following amounts:

Fund/Class	Compensation To Underwriters	Compensation To Broker/Dealers
National/A	$-0-	$64,992
National/C	3,161	22,204
National/D	420	14,772

Colorado/A	$-0-	$32,952
Colorado/C	721	1,041
Colorado/D	214	1,316

Georgia/A	$-0-	$28,950
Georgia/C	587	4,892
Georgia/D	432	9,413

Louisiana/A	$-0-	$32,105
Louisiana/C	880	6,171
Louisiana/D	1,008	4,831

Maryland/A	$-0-	$35,720
Maryland/C	1,183	3,644
Maryland/D	363	16,617

Massachusetts/A	$-0-	$64,577
Massachusetts/C	1,315	22,737
Massachusetts/D	2	5,585

Michigan/A	$-0-	$94,066
Michigan/C	1,002	8,144
Michigan/D	951	19,777

Minnesota/A	$-0-	$80,302
Minnesota/C	277	2,267
Minnesota/D	37	6,553

Missouri/A	$-0-	$29,521
Missouri/C	49	503
Missouri/D	40	3,357

New York/A	$-0-	$65,107
New York/C	2,283	46,346
New York/D	673	22,389

Ohio/A	$-0-	$102,819
Ohio/C	346	8,482
Ohio/D	1,302	6,183

Oregon/A	$-0-	$50,845

Fund/Class	Compensation To Underwriters	Compensation To Broker/Dealers
Oregon/C	220	12,759
Oregon/D	2,481	10,447

South Carolina/A	$-0-	$71,922
South Carolina/C	4,987	37,376
South Carolina/D	2,893	20,628

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received distribution and service fees pursuant to each Fund’s 12b-1 Plan as follows:

	Distribution and Service Fees Paid to Seligman Services
Fund	2006	2005	2004
National	$8,162	$8,851	$9,710
Colorado	2,903	3,019	2,854
Georgia	986	1,410	1,479
Louisiana	1,043	1,472	1,429
Maryland	1,530	1,600	1,688
Massachusetts	2,625	2,146	2,072
Michigan	2,683	3,264	3,114
Minnesota	2,418	2,442	2,553
Missouri	1,298	1,493	1,640
New York	12,095	14,957	15,829
Ohio	3,864	5,444	5,786
Oregon	1,150	3,135	2,993
South Carolina	4,455	3,081	3,119

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For purposes of the table below, each series or portfolio of a registered investment company (other than the Series) is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas G. Moles	8 Registered Investment Companies, one of which includes four portfolios, with approximately $511 million in total assets under management.	0 Pooled Investment Vehicles.	6 Other Accounts with approximately $850,000 in total assets under management.

Eileen A. Comerford	8 Registered Investment Companies with approximately $511 million in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $661,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of a Fund’s investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2006, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Funds (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other

Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2006, neither Mr. Moles nor Ms. Comerford owned any shares of the Funds.

Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a “spread”, i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

The Funds will not incur commissions with the purchase and sale of its municipal securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended September 30, 2006, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund’s Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Funds that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the Prospectus.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a “single person.” Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Funds may sell shares at net asset value to “eligible employee benefit plans” which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares, except that for purposes of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., Janney Montgomery Scott, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders may use the Funds’ Systematic Withdrawal Plan to withdraw up to 10%, of each class, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)	in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to,

directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by each Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class’s NAV at September 30, 2006, the maximum offering price of the Funds’ shares is as follows:

Class A shares

Fund	NAV Per Share	+	Maximum Sales Charge (4.75% of Offering Price)	=	Offering Price to Public
National	$7.81		$0.39		$8.20
Colorado	7.56		0.38		7.94
Georgia	7.74		0.39		8.13
Louisiana	7.97		0.40		8.37
Maryland	7.92		0.39		8.31
Massachusetts	8.01		0.40		8.41
Michigan	8.33		0.42		8.75
Minnesota	7.67		0.38		8.05
Missouri	7.78		0.39		8.17
New York	8.19		0.41		8.60
Ohio	7.90		0.39		8.29
Oregon	7.83		0.39		8.22
South Carolina	8.16		0.41		8.57

Class C shares

Fund	NAV Per Share	+	Maximum Sales Charge (1.00% of Offering Price(1))	=	Offering Price to Public
National	$7.81		$0.08		$7.89
Colorado	7.55		0.08		7.63
Georgia	7.76		0.08		7.84
Louisiana	7.97		0.08		8.05
Maryland	7.93		0.08		8.01
Massachusetts	8.01		0.08		8.09
Michigan	8.32		0.08		8.40
Minnesota	7.68		0.08		7.76
Missouri	7.77		0.08		7.85
New York	8.20		0.08		8.28
Ohio	7.95		0.08		8.03
Oregon	7.82		0.08		7.90
South Carolina	8.15		0.08		8.23

Class D shares

Fund	NAV and Offering Price Per Share(2)
National	$7.81
Colorado	7.55
Georgia	7.76
Louisiana	7.98
Maryland	7.93
Massachusetts	8.01
Michigan	8.32
Minnesota	7.68
Missouri	7.78

Fund	NAV and Offering Price Per Share(2)
New York	8.20
Ohio	7.95
Oregon	7.82
South Carolina	8.15

(1)	In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under “Purchase, Redemption and Pricing of Shares”.
(2)	Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds’ shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund’s total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Funds and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund’s other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund’s distributions are exempt from federal income tax.

At September 30, 2006, the National and Georgia Funds had net capital loss carryforwards for federal income tax purposes of $1,583,053 and $840,680, respectively, which are available for offset against future taxable net capital gains. The capital loss carryforward for the National Fund of $1,578,299 expires in 2011 and $4,754 expires in 2012. The capital loss carryforward for the Georgia Fund of $840,680 expires in 2013. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. During the year ended September 30, 2006, the National, Colorado and Georgia Funds utilized $171,575, $47,288 and $80,337, respectively, of prior years’ capital loss carryforwards.

In addition, from November 1, 2005 through September 30, 2006, the Ohio Fund incurred $214,467 of net realized capital losses and has elected to defer these losses and treat them as arising in the fiscal year ending September 30, 2007. These losses will be available to offset future taxable net gains.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be “substantial users” (or “related person” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, “Colorado Obligations”). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding LLP, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments, territories or possessions of the United States to the extent that federal law exempts interest on such obligations from taxation by the states (collectively, “Georgia Obligations”), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.
Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advice obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on (a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

Gains realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Edwards Angell Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, provided that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions: (1) qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, “Massachusetts Obligations”); (2) are attributable to interest on obligations of the United States exempt from state taxation; or (3) qualify as capital gain dividends, which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations or obligations of the United States and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico)(collectively, “Michigan Obligations”). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

The Michigan legislature has repealed the single business tax effective January 1, 2008. Although the Governor's office and spokespersons for the legislature have stated that a substitute business tax will need to be enacted to replace the revenue losses anticipated from repeal of the single business tax, there is no consensus at this time on the type of business tax which might replace the single business tax and there has been no indication and can be no assurance as to the treatment of exempt-interest dividends under such a replacement tax, if enacted.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action.

Recently, in Davis v. Department of Revenue of the Finance and Administration Cabinet, 197 S.W.3d 557 (Ky. App. 2006), discretionary review denied by Kentucky Supreme Court, No. 2006-SC-105-D (Aug. 17, 2006), petition for writ of certiorari filed with the United States Supreme Court (Dkt. No. 06-666, Nov. 9, 2006), the Kentucky Court of Appeals held that a Kentucky statute that exempted interest income derived from Kentucky state and local bonds from taxation but that taxed interest income derived from non-Kentucky state and local bonds violated the Commerce Clause of the United States Constitution by unlawfully discriminating against interstate commerce. In Dunn v. State of North Carolina, 635 S.E. 2d 604 (N.C. App. 2006), a case involving similar facts with respect to North Carolina obligations, the North Carolina Court of Appeals affirmed a lower court’s certification of a class of plaintiffs who contended that North Carolina’s tax scheme violated the Commerce Clause. The case will now be decided on its merits by the lower court. It cannot be predicted what the final outcome will be in either of these two cases, or whether a similar case will be brought in Minnesota or elsewhere. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, “Missouri Obligations”). Capital gain dividends, as defined in Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, “New York Obligations”). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund (“Distributions”) to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, “Ohio Obligations”), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe, Williamson & Wyatt, P.C., Oregon tax counsel to the Oregon Fund, under present law, (A) individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the state of Oregon or a political subdivision or authority of the state of Oregon ("Oregon Obligations") or from interest on obligations of any authority, commission, instrumentality or territorial possession of the United States which, by the laws of the United States, are exempt from state income taxes; and (B) shares of the Oregon Fund are not subject to Oregon property tax.

Oregon tax counsel to the Oregon Fund has expressed no opinion (I) as to whether other distributions, including long-term and short-term capital gains, will be exempt from personal income taxes in Oregon; and (II) as to the taxation under the Oregon Corporate Excise Tax or the Oregon Corporate Income Tax of the dividends paid by the Oregon Fund.

South Carolina Taxes

In the opinion of Haynsworth Sinkler Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, “South Carolina Obligations”). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes. In addition, South Carolina Fund dividends are not exempt from South Carolina inheritance, estate, transfer, or certain franchise taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds’ capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under “Dealer Reallowances.” Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2006, 2005 and 2004, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

2006

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$41,570	$4,666
Colorado	32,238	3,723
Georgia	10,740	1,302
Louisiana	31,738	4,117
Maryland	15,350	1,694
Massachusetts	17,239	2,055
Michigan	29,709	3,415
Minnesota	37,367	4,644
Missouri	11,350	1,353
New York	52,230	6,778
Ohio	40,102	5,118
Oregon	58,996	7,363
South Carolina	90,785	11,862

2005

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$30,321	$3,709
Colorado	26,874	3,445
Georgia	11,287	1,342
Louisiana	64,584	8,027
Maryland	25,768	3,055
Massachusetts	30,405	3,746
Michigan	55,297	6,655
Minnesota	29,434	3,552
Missouri	11,125	1,396
New York	37,744	4,416
Ohio	27,281	3,282
Oregon	71,056	8,962
South Carolina	93,810	11,780

2004

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$36,453	$4,239
Colorado	33,056	3,887
Georgia	26,705	3,168
Louisiana	56,081	7,056
Maryland	26,673	3,062
Massachusetts	37,851	4,059
Michigan	57,773	7,242
Minnesota	51,977	6,554
Missouri	15,880	2,022
New York	41,636	4,684
Ohio	65,765	8,115
Oregon	64,157	7,414
South Carolina	138,841	17,525

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2006:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D Shares Retained)	Brokerage Commissions	Other Compensation(1)
National	$4,666	$489	$-0-	$3,581
Colorado	3,723	1	-0-	935
Georgia	1,302	16	-0-	1,019
Louisiana	4,117	16	-0-	1,888
Maryland	1,694	785	-0-	1,546
Massachusetts	2,055	364	-0-	1,317
Michigan	3,415	22	-0-	1,953
Minnesota	4,644	1	-0-	314
Missouri	1,353	1	-0-	89
New York	6,778	3	-0-	2,956
Ohio	5,118	1	-0-	1,648
Oregon	7,363	1	-0-	2,701
South Carolina	11,862	1,340	-0-	7,880

(1)	During the year ended September 30, 2006, Seligman Advisors received distribution and service fees paid by the Funds in respect of Class C and Class D shares pursuant to each Fund’s Rule 12b-1 Plan. These amounts and arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more (“NAV sales”), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class

A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class A shares were as follows: National – 3.37%, Colorado – 3.20%, Georgia – 3.27%, Louisiana – 3.50%, Maryland – 3.41%, Massachusetts – 2.97%, Michigan – 3.02%, Minnesota – 3.12%, Missouri – 3.02%, New York – 3.04%, Ohio – 3.11%, Oregon – 3.18%, and South Carolina – 3.26%. The annualized yield was computed by dividing a Fund’s net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum initial sales charge of 4.75% of the gross amount invested) on September 30, 2006, which was the last day of this period. The average number of Class A shares per Fund were: National – 8,426,980, Colorado – 4,309,278, Georgia – 3,647,743, Louisiana – 3,784,951, Maryland – 4,380,277, Massachusetts – 7,823,343, Michigan – 10,893,075, Minnesota – 10,211,504, Missouri – 3,749,855, New York – 7,794,394, Ohio – 12,818,330, Oregon – 6,420,407 and South Carolina – 8,704,293, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class A shares were as follows: National – 5.18%, Colorado – 5.16%, Georgia – 5.35%, Louisiana – 5.72%, Maryland – 5.50%, Massachusetts – 5.174.83%, Minnesota – 5.20%, Missouri – 4.93%, New York – 5.02%, Ohio – 5.12%, Oregon – 5.35% and South Carolina – 5.37%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt from federal and state income taxes was determined. This portion of the yield was then divided by one minus the following percentages: National – 35.00%, Colorado – 38.01%, Georgia – 38.90%, Louisiana – 38.90%, Maryland – 38.09%, Massachusetts – 42.80%, Michigan – 37.54%, Minnesota – 40.10%, Missouri – 38.90%, New York – 39.45%, Ohio – 39.47%, Oregon – 40.85% and South Carolina – 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state’s personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares’ yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2006 for each Fund’s Class A shares were as follows: National – (1.30)%, 2.95% and 4.37%, Colorado – (1.95)%, 3.45% and 4.54%, Georgia – (1.25)%, 2.97% and 4.34%, Louisiana – (1.39)%, 3.12% and 4.43%, Maryland – (1.18)%, 3.20% and 4.37%, Massachusetts – (2.07)%, 3.30% and 4.66%, Michigan – (1.77)%, 3.12% and 4.56%, Minnesota – (1.89)%, 2.91% and 4.18%, Missouri – (1.40)%, 3.20% and 4.53%, New York – (1.29)%, 3.44% and 4.92%, Ohio – (2.11)%, 2.93% and 4.36%, Oregon – (1.15)%, 3.29% and 4.68% and South Carolina – (1.32)%, 3.64% and 4.72%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2006 were as follows: National – 53.36%, Colorado – 55.85%, Georgia – 52.89%, Louisiana – 54.30%, Maryland – 53.34%, Massachusetts – 57.72%, Michigan – 56.16%, Minnesota – 50.61%, Missouri – 55.79%, New York – 61.61%, Ohio – 53.25%, Oregon – 58.01% and South Carolina – 58.66%. Thus, a $1,000 investment in Class A shares made on September 30, 1996 had a value on September 30, 2006 of: National $1,534, Colorado $1,558, Georgia $1,529, Louisiana $1,543, Maryland $1,533, Massachusetts $1,577, Michigan $1,562, Minnesota $1,506, Missouri $1,558, New York $1,616, Ohio $1,533, Oregon $1,580, and South Carolina $1,587.

Class C

The annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class C shares were as follows: National – 2.62%, Colorado – 2.44%, Georgia – 2.51%, Louisiana – 2.74%, Maryland – 2.65%, Massachusetts – 2.19%, Michigan – 2.24%, Minnesota – 2.36%, Missouri – 2.24%, New York – 2.27%, Ohio – 2.34%, Oregon – 2.42% and South Carolina – 2.50%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National – 291,767, Colorado – 27,302, Georgia – 62,516, Louisiana – 81,643, Maryland – 63,113, Massachusetts – 294,087, Michigan – 126,211, Minnesota – 31,326, Missouri – 5,684, New York – 597,042, Ohio – 105,952, Oregon – 167,714 and South Carolina – 498,630, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class C shares were as follows: National – 4.03%, Colorado – 3.93%, Georgia – 4.10%, Louisiana – 4.48%, Maryland – 4.27%, Massachusetts – 3.81%, Michigan – 3.58%, Minnesota – 3.94%, Missouri – 3.66%, New York – 3.75%, Ohio – 3.86%, Oregon – 4.07% and South Carolina – 4.12%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2006 and for the period from May 27, 1999 (inception) to September 30, 2006 for each Fund’s Class C shares were as follows: National – 0.64%, 2.83% and 3.07%, Colorado – (0.02)%, 3.29% and 3.60%, Georgia – 0.74%, 2.83% and 3.12%, Louisiana – 0.60%, 3.01% and 3.39%, Maryland – 0.84%, 3.06% and 3.34%, Massachusetts – (0.03)%, 3.17% and 3.59%, Michigan – 0.14%, 2.98% and 3.51%, Minnesota – 0.13%, 2.76% and 3.21%, Missouri – 0.56%, 3.07% and 3.61%, New York – 0.71%, 3.32% and 3.73%, Ohio – (0.14)%, 2.79% and 3.30%, Oregon – 0.80%, 3.13% and 3.57% and South Carolina – 0.60%, 3.51% and 3.77%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2006 were as follows: National – 24.87%, Colorado – 29.72%, Georgia – 25.36%, Louisiana – 27.80%, Maryland – 27.30%, Massachusetts – 29.57%, Michigan – 28.83%, Minnesota – 26.11%, Missouri – 29.83%, New York – 30.88%, Ohio – 26.95%, Oregon – 29.37% and South Carolina – 31.22%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2006 of: National $1,249, Colorado $1,297, Georgia $1,254, Louisiana $1,278, Maryland $1,273, Massachusetts $1,296, Michigan $1,288, Minnesota $1,261, Missouri $1,298, New York $1,309, Ohio $1,269, Oregon $1,293, and South Carolina $1,312.

Class D

The annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class D shares were as follows: National – 2.64%, Colorado – 2.47%, Georgia – 2.53%, Louisiana – 2.77%, Maryland – 2.68%, Massachusetts – 2.21%, Michigan – 2.27%, Minnesota – 2.38%, Missouri – 2.27%, New York – 2.29%, Ohio – 2.36%, Oregon – 2.44% and South Carolina – 2.52%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National – 162,031, Colorado – 18,645, Georgia – 115,713, Louisiana – 74,818, Maryland – 194,931, Massachusetts – 64,574, Michigan – 248,245, Minnesota – 82,890, Missouri – 39,598, New York – 267,132, Ohio – 95,184, Oregon – 152,641 and South Carolina – 257,750, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2006 for each Fund’s Class D shares were as follows: National – 4.06%, Colorado – 3.98%, Georgia – 4.14%, Louisiana – 4.53%, Maryland – 4.32%, Massachusetts – 3.85%, Michigan – 3.63%, Minnesota – 3.97%, Missouri – 3.71%, New York – 3.78%, Ohio – 3.89%, Oregon – 4.11% and South Carolina – 4.15%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2006 for each Fund’s Class D shares were as follows: National – 1.66%, 3.03% and 3.93%, Colorado – 1.02%, 3.52% and 4.10%, Georgia – 1.77%, 3.03% and 3.91%, Louisiana – 1.72%, 3.23% and 4.02%, Maryland – 1.85%, 3.26% and 3.95%, Massachusetts – 0.95%, 3.38% and 4.24%, Michigan – 1.21%, 3.19% and 4.13%, Minnesota – 1.16%, 2.97% and 3.75%, Missouri – 1.59%, 3.28% and 4.08%, New York – 1.69%, 3.52% and 4.50%, Ohio – 0.85%, 2.99% and 3.93%, Oregon – 1.83%, 3.34% and 4.25% and South Carolina – 1.58%, 3.71% and 4.29%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class D shares of the Funds for the ten-year period ended September 30, 2006 were as follows: National – 47.08%, Colorado – 49.39%, Georgia – 46.79%, Louisiana – 48.30%, Maryland – 47.33%, Massachusetts – 51.43%, Michigan – 49.88%, Minnesota – 44.51%, Missouri – 49.24%, New York – 55.23%, Ohio – 47.02%, Oregon – 51.64% and South Carolina – 52.18%. Thus, a $1,000 investment in Class D shares made on September 30, 1996 had a value on September 30, 2006 of: National $1,471, Colorado $1,494, Georgia $1,468, Louisiana $1,483, Maryland $1,473, Massachusetts $1,514, Michigan $1,499, Minnesota $1,445, Missouri $1,492, New York $1,552, Ohio $1,470, Oregon $1,516, and South Carolina $1,522.

The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Financial Statements

The Series’ Annual Report to Shareholders for the fiscal year ended September 30, 2006, contains portfolios of the investments of the Funds as of September 30, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Funds. Their address is Two World Financial Center, New York, New York 10281.

APPENDIX A

MOODY’S INVESTORS SERVICE (“MOODY’S”)

MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating category from “Aa” through “Caa”. The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative-grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the “MIG” rating scale, the Variable Municipal Investment Grade or “VMIG” rating. When either the long- or short-term aspect of a “VRDO” is not rated, that piece is designated NR, e.g., “Aaa/NR” or “NR/VMIG 1”. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

MUNICIPAL BONDS

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned to long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated “N.R.” is not rated.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

S&P note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

CreditWatch and Rating Outlooks

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely. But S&P also recognizes the potential for future performance to differ from initial expectations. Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities. Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. A listing does not mean a rating change is inevitable. However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown. CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch. An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

An S&P rating outlook assesses the potential direction of long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

Creditwatch designations and outlooks may be “positive,” which indicates a rating may be raised, or “negative,” which indicates a rating may be lowered. “Developing” is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered. “Stable” is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company’s financial performance.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated “B” are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, note-rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

APPENDIX B

RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds’ state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of January 5, 2007, Colorado had in excess of 2,788 active units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes. Of these active units of local government, 2,536 units are currently assessing some form of tax.

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2005 was $5.30 billion, an increase from $4.84 billion in 2004. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2005 was $70.63 billion, an increase from $64.63 billion in 2004. Residential assessed values increased 8.66%, and commercial values increased 6.79% in 2005. The total assessed value of oil and gas properties increased by 29.43% in 2005, and grew to 6.04% of the taxable value base in the state from 5.02% in 2004. The largest share of property tax revenue (52.7%) goes to support the state’s public schools. The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Of the states that have revenue and spending limits in place, many have considered Colorado’s the most restrictive limits in the country. Among those limitations is the Taxpayer’s Bill of Rights (“TABOR”), adopted by Colorado voters in 1992, which imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to “enterprises.” An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

In November 2005, however, Colorado voters passed Referendum C (implementing House Bill 05-1194), which allows the state to retain all revenue from Fiscal Years 2005-06 through 2009-10, without having to refund any TABOR surplus to the taxpayers. The effects of Referendum C on the state's budget will be significant. Economists’ estimates of the total additional revenues which would have been refunded to the taxpayers by the TABOR mechanism, but which will now be retained by the state, range from $3.0 to $4.0 billion over the next five years. State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to a downturn in the Colorado economy and reductions in state taxes, there was no state TABOR surplus revenue again until fiscal year 2004-05, when excess revenue totaled $43.0 million.

Part of the reason for the state’s renewed TABOR surpluses is a phenomenon referred to as the “ratcheting down” of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the 2001-02 and 2002-03 fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state’s revenue limit was reduced by almost $1 billion over the last few years because of the low revenue collections. The ratchet-down effect made it difficult to resume government services that were reduced or eliminated when TABOR revenues fell. But Referendum C will effectively end the ratcheting down effect of TABOR. Under the new system implemented by Referendum C, the base TABOR revenue limit which will go into effect in fiscal year 2010-11 will be the highest total state revenue amount which occurs during the period from fiscal years 2005-06 through 2009-10, with subsequent adjustments each fiscal year for inflation and population growth. Thus, the state revenue cap beginning in fiscal year 2010-11 will no longer be based upon the prior year's actual revenues, but instead will be based upon the prior year's actual revenue cap, even if the actual revenues were below that cap.

Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.

Many observers blamed the state budgetary problems that occurred as a result of the last economic downturn on the complex interactions between all of these constitutional and statutory provisions. The shortfalls that occurred over the last several years were at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come did not exist. Such funding, therefore, came from the state’s general fund, exacerbating an already difficult budget situation in the state.

But while Referendum C is predicted to greatly improve this situation, excess revenue funds that would be refunded to the taxpayers in the absence of Referendum C are specifically allocated to the following four areas: education; healthcare; transportation projects; and retirement plans for firefighters and police officers. While Referendum C specifically limits excess revenue spending to these four areas, it did not specify in what proportion those funds were to be distributed, and politically charged battles are already taking shape over which of these perceived budget shortfall areas should reap the financial benefits of Referendum C. Finally, it is important to note that while the Colorado legislature now has the power to retain substantially more revenue over the next five years, Referendum C does not alter the TABOR restrictions on what revenue the state may collect in the first place, and Colorado will continue to be limited to a greater extent than most other states in how and when it can levy additional taxes and create additional sources of revenue. Additionally, some local governments in Colorado, especially those that rely heavily on sales tax revenues continue to experience revenue shortfalls. Many units of local government had already received voter exemptions from TABOR.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 20, 2006 (“Colorado Economic Perspective”); Colorado Legislative Council Staff Forecasts, 2006-2001, December 2006 (“Staff Forecasts”); Dr. Tucker Hart Adams, US Bank 2007 Economic Forecast (“US Bank”); Colorado Business Economic Outlook Forum 2007 (“Colorado Outlook”). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the US Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. Colorado’s population is now thought to be almost 4.8 million, though this will not be confirmed until the next census count in 2010. Colorado economists estimate that the state's population grew between 1.4% and 1.9% in 2006 and forecast that Colorado’s 2007 population growth will be between 1.7% and 2.0%.

Following two straight years of declining employment figures in 2003 and 2004, Colorado will posted employment gains of approximately 2.2% in non-agricultural jobs in 2005. The economic forecasts estimates call for increased gains in non-agricultural jobs of 2.1% to 2.3% in 2006. The economists forecast that non-agricultural job growth will continue at a somewhat slower rate in 2007, with estimates of growth between 1.4% and 2.1%. The Colorado unemployment had reached approximately 5.0% in 2005, but is expected to decrease to 4.5% in 2006. Economists expect the unemployment rate to stay between 4.6% to 5.0% in 2007.

Colorado personal income growth in 2005 was between 6.2% and 6.5%. Estimates for 2006 Colorado personal income growth range from 5.9% to 7.0% and forecasts for the growth of personal income in 2007 range from 5.3% to 6.5%. After an increase in retail sales in Colorado in 2005 of approximately 5.1%, retail sales made similar gains in 2006, with estimates ranging from 5.5% to 6.3%. Projections by Colorado economists are for continued retail sales growth in 2007, but vary between 2.1% and 5.6%.

At the beginning of the decade, the Colorado construction industry experienced a downturn from its frenetic pace of the 1990s. But after three years of declines, the residential housing construction sector rebounded strongly during 2004 and 2005. As most economists forecasted, the sector declined in 2006, with estimates of issuance of housing permits in 2006 ranging from a decline between 5% and 18%. Economists forecast the issuance of housing permits in 2007 will be flat to a decline of 2.4%. US Bank’s economists are less optimistic, and forecast a decline of 11%. Consumer debt issues and the growing issue of long-term water availability may become a factor in this sector. Adding to the concern surrounding the housing market is the fact Colorado has posted the nation’s highest foreclosure rate for much of 2006. A high rate of foreclosure increases inventory of homes on the market, resulting in further downward pressure in prices. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. In 2005, non-residential construction increased approximately 10%. Economists’ opinions differ as to their estimates, with estimates varying between and increase of 10% to a decline of 3% in 2006, and a 10% increase to a 3% decline in 2007. A growth rate in coming years in the construction sector is likely to be resort development, as several resorts are in the midst of a significant re-development and expansion.

Colorado has experienced a dramatic upswing in its natural resources industries in the last few years. The value of oil, gas, and carbon dioxide produced in the state increased by approximately 39% in 2005 to $6.9 billion. Economists estimate that the value of such resources declined 8% in 2006 and will remain flat or increase 1% in 2007. At the same time, employment in the Natural Resources and Mining sectors of the state increased by 19% in 2005, and was estimated to increase at an even higher rate of 21% in 2006. While this growth rate is predicted to slow somewhat in 2007, economists still forecast that employment in the natural resources and mining sectors will increase. Colorado has experienced severe economic shock in these industries in the past when prices in the energy sector collapsed, most notably in the early 1980’s.

Colorado’s recent recession was deeper than the nation’s because it had a higher than average concentration of businesses in the advanced technology, telecommunications, airline travel and tourism sectors, all of which were the sectors hardest hit during the most recent recession. Therefore, according to Economy.com, Colorado was one of the last two states to emerge from the recent recession and that did not occur until spring of 2004. The Colorado economy appears to have turned the corner, and is predicted to outpace the nation in 2006 in growth and personal income growth, while at the same time experiencing a lower inflation rate than the national average. A number of factors, however, could still have a significant impact on the state’s recovery. While the effects of the 2002 drought in Colorado have diminished in most parts of the state, the need to address water storage issues is becoming even more critical as the state moves into a period of stronger growth. And while the passage of Referendum C may alleviate some of the state’s budgetary problems in the near term, how the legislature manages the higher revenues may have an affect on the state’s economic growth. Another concern is the volatility of prices in the energy sector, which creates the potential to reverse many of the strong economic gains Colorado has experience in the last few years in the natural resources sector. There is some potential for volatility in the housing market, as in 2004 and 2005 Colorado had one of the highest per capita rates of unconventional mortgage products in the country. Economists estimate that over one-half of all new mortgages in 2005 in Colorado were either interest-only or negative amortization loans. This increases the risk that some owners will not be able to make their mortgage payments in the future. Finally, events and conditions negatively impacting the national economy such as terrorist attacks, possible declines in housing prices, household debt burdens, continued declines in the value of the dollar and high energy prices would likely have a similarly negative effect on the Colorado economy.

Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State’s long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody’s rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of December 2006, the State’s highest total annual commitment in any current or subsequent fiscal year equaled 6.15% of preliminary fiscal year 2006 receipts.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefore. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “fiscal year 2006” refers to the year ended June 30, 2006.

According to the State of Georgia Comprehensive Annual Financial Report for fiscal year 2005, income tax receipts and sales tax receipts of the State for fiscal year 2005 comprised approximately 52.8% and 35.8%, respectively, of the State tax receipts. Further, data from the State Accounting Office shows that preliminary total State Treasury Receipts for fiscal 2006 increased by approximately 9.2% compared to such State Treasury Receipts in fiscal 2005. As of December 2006, the State estimates State Treasury Receipts for 2007 at $18,634,530,058, an estimated increase of approximately 5.5% from 2006 State Treasury Receipts.

The average unemployment rate of the civilian labor force in the State for 2005 was 5.3% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State’s population, has an average unemployment rate of 5.2% for calendar year 2005. In descending order, trade, transportation and public utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers.

It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

A major employer in the State of Georgia has declared bankruptcy and two other employers in Georgia have announced restructuring plans that might negatively impact Georgia’s economic growth rate. Delta Air Lines filed for bankruptcy in September 2005 and has announced restructuring plans, which include system-wide reductions in employment of 7,000 to 9,000 jobs out of a system total of approximately 52,000 jobs and pay reductions of 7% to 10%. Georgia’s Department of Economic Development estimates Delta’s employment levels in Georgia at approximately 20,147 employees, which represents about 0.5% of Georgia’s total non-farm employment It is believed, however, that the wage and employment impacts of the existing restructuring plan have been largely implemented. In addition, an unsolicited offer to acquire Delta has been made by U.S. Airways. At this time, the resolution of this offer is unknown, and the impact on the regional economy is also undetermined. General Motors has announced its intention to shut-down production at its manufacturing facility in Doraville, Georgia. This plant employs approximately 3,000 workers, which represents about 0.08% of Georgia’s total non-farm employment. Ford Motor Company shut-down production at its Hapeville, Georgia production facility. This plant employed approximately 2,100 employees, which represents about 0.05% of Georgia’s total non-farm employment. Kia Motors plans to build a new automobile assembly plant in West Point, Georgia. According to public announcements, this plan will employ approximately 2,900 workers. Also, five supplier companies are expected to locate nearby in Georgia and are expected to employ approximately 2,600 workers. The plant is anticipated to reach full production in 2009. A ground breaking ceremony was held in October 2006.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State’s full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State’s current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission’s ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

The Louisiana legislature met in special session during the second week of December 2006 to approve spending a small portion of a $1.6 billion surplus currently available from existing tax receipts. The legislature only approved spending for economic development (proposed steel mill) and state wind insurance refunds totaling under $550 million. All expenditures remained within the constitutional spending limitations. An additional $800 million surplus has been forecast by the Revenue Estimating Conference to be available for the current fiscal year, but it has not been allocated for expenditures.

Hurricane Katrina initially caused the temporary loss of 180,000 jobs which had been reduced by March 2006 to a 121,600 job loss – a recovery of 68,400 jobs. Overall, Louisiana, after being hit by two of the largest storms in U. S. history, has only lost 6.5% of the pre-hurricane employment levels. Lake Charles has nearly fully recovered from Hurricane Rita. The western and northern suburban parishes of New Orleans have reopened nearly all facilities and recovered to pre-Katrina employment levels. Approximately 250,000 of the 546,000 residents of Orleans, St. Bernard and Plaquemines (which were directly struck by Hurricane Katrina) are still dispersed around the nation or elsewhere in Louisiana.

Within the hurricane impacted areas over 10,000 units of low income housing tax credit apartments along with 6,000 single-family housing units are likely to start construction between 2007 and 2008. Retail sales tax, gaming profits and high oil/gas prices have produced a higher than expected level of state tax collections. Over a billion dollars in federal highway construction projects are underway including replacement of 7 miles of twin span bridges and widening of I-10 in Jefferson including several flyovers. The largest collection of federal levee improvement projects in the history of the state is now underway to complete as many projects at the new category 3 design levels as possible before the summer 2007 hurricane season. In the fall of 2005 state government cut $1 billion in expenditures in anticipation of lower revenues which have only been partially reinstated during 2006.

Forecast of employment levels and state revenues beyond 2007 are still uncertain because of the unprecedented destruction caused by two huge hurricanes (Rita and Katrina) followed by an unprecedented federal recovery response. State government expenditure levels have been conservatively budgeted by the legislature while revenues have exceeded expectations.

Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.

General Factors. The State of Maryland has a population of approximately 5.6 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The unemployment figure for 2005 was 4.1% compared to a national rate for the same period of 5.1%. Total employment increased by 15.3% between 1996 and 2005. The State’s per capital personal income was the fourth highest in the country in 2005, according to the Bureau of Economic Analysis, at 121% of the national average.

State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State’s total expenditures as shown in summary financial statements for the fiscal years ending June 30, 2003, June 30, 2004 and June 30, 2005 were $16,032,533, $16,813,013 and $17,670,747, respectively. Revenues are derived largely from certain broad-based taxes, including Statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2005, were above estimates by $422.5 million, or 3.8%. The State ended fiscal year 2005 with a $1.2 billion general fund balance on a budgetary basis. This balance reflects a $397.6 million increase compared to the balance projected at the time the 2005 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $521.4 million. On a GAAP basis, the fiscal year 2005 reserved general fund balance was $1.5 billion, while the unreserved, designated and undesignated, fund balances were $776.9 million and $307.5 million, respectively; this compares to the reserved general fund balance of $1.4 billion and unreserved designated fund balance of $127.1 million at the end of fiscal year 2004. The total GAAP fund balance for fiscal year 2005 was $2.6 billion compared with a total GAAP fund balance of $1.5 billion for fiscal year 2004.

For fiscal year 2006 the total budget is $26.8 billion, a $2.7 billion increase over fiscal year 2005. The General Fund accounts for approximately $12.4 billion, of which the largest expenditures are for health and education, which together represent 72.1% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Account and other reserve funds, which together totaled $540.1 million at the end of fiscal year 2005. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal year 2006 project a total reserve balance of $796.2 million, of which $757.5 million is projected to be in the Revenue Stabilization Account. The projected balance in the Revenue Stabilization Account represents 6.1% of estimated general fund revenues.

On March 27, 2006, the General Assembly approved the Budget for fiscal year 2007. The Budget includes, among other things: (i) funds to the State's retirement and pension systems consistent with the "corridor" methodology of funding as prescribed by statute; (ii) $5.0 billion in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly, as amended; (iii) $147.7 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (v) deficiency appropriations of $182.3 million for fiscal year 2006, including $67.8 million for Medicaid and the Children’s Health Program ($40.0 million relating to services provided in fiscal year 2005); $29.1 million for increased energy costs and medical services at public safety institutions; $23.7 million to the Dedicated Purpose Account for energy assistance to low-income families and for costs associated with early voting; $21.0 million for the Department of Juvenile Services for staff salaries, per diem placements, and renovations; and $6.5 million for salary supplements to implement a correctional officer recruitment and retention program.

The $771.4 million for the State Reserve Fund for fiscal year 2006 includes $593.3 million to the Revenue Stabilization Account representing a portion of the fiscal year 2005 general fund balance in excess of the amount used to fund the fiscal year 2006 budget (less $10.0 million). The General Assembly authorized the use of $15.7 million from the Revenue Stabilization Account for capital projects and operating grants. The remaining $178.1 million is for the Dedicated Purpose Account, reflecting $53.0 million to be transferred to the Maryland Transportation Authority for the Intercounty Connector in lieu of repaying the Transportation Trust Fund $100.0 million to fund future costs of retirees’ health benefits, and $25.1 million for energy assistance to low-income families. The General Assembly authorized the transfer of $51.5 million from funds overbudgeted in State agencies for health insurance costs to the Dedicated Purpose Account to support enhanced pension benefits.

The Budget funds all fiscal year 2007 debt service on the State’s general obligation bonds entirely with special funds, primarily from State property tax revenues. The amount of State property tax revenues projected reflects a reduction in the fiscal year 2007 State property tax rate of 2 cents (per $100 of taxable assessed value) from 13.2 cents to 11.2 cents, which rate was established by the Board of Public Works on April 19, 2006.

The Budget includes funds for an employee cost of living adjustment ranging from $900 to $1,400 per employee, employee merit increases, and the statutory match for contributions to deferred compensation. In addition, the Budget provides $37.6 million for correctional officer salary increases and new positions.

The State estimates that the general fund balance on a budgetary basis at June 30, 2007 will be $122.1 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $1.4 billion at June 30, 2007, equal to 10.9% of estimated general fund revenues.

Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $6.5 billion of net State tax supported debt outstanding as of March 31, 2006. General obligation bonds accounted for $4.9 billion of that amount. In fiscal year 2006, debt service on general obligation bonds was paid primarily from State property tax receipts. Department of Transportation bonds outstanding account for another $1,082.3 million as of March 31, 2006; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $297.1 million of State tax supported debt outstanding as of March 31, 2006. Rental payments under the leases are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $219.7 million.

The State had $1,774.5 million of authorized but unissued debt as of June 30, 2006. The State issued $350.0 million of its general obligation bonds on July 26, 2006.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State’s general obligation bonds are discussed above under the headings “General Factors” and “State Finances.” As noted, proximity to Washington, DC influences the above average percentage of employees in government, and changes in government employment could affect economic conditions statewide and at the local level. Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city’s general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

Industry-specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion. Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million. Total expenditures and other uses for fiscal 2004 totaled approximately $24.907 billion and total revenues and other sources totaled approximately $26.047 billion. The budgeted operating funds ended fiscal 2004 with an excess of revenues and other sources as compared to expenditures and other uses of $1.140 billion, and with positive fund balances of approximately $1.893 billion. Total expenditures and other uses for fiscal 2005 totaled approximately $26.010 billion and total revenues and other sources totaled approximately $26.605 billion. The budgeted operating funds ended fiscal 2005 with an excess of revenues and other sources as compared to expenditures and other uses of $594.4 million, and with positive fund balances of approximately $2.487 billion. Total expenditures and other uses for fiscal 2006 totaled approximately $26.943 billion and total revenues and other sources totaled approximately $27.664 billion. The budgeted operating funds ended fiscal 2006 with an excess of revenues and other sources as compared to expenditures and other uses of $720.9 million, and with positive fund balances of approximately $3.208 billion.

The Commonwealth’s fiscal 2007 budget is based on estimated total revenues and other sources of approximately $27.047 billion. Total expenditures and other uses for fiscal 2007 are estimated at approximately $27.779 billion. The fiscal 2007 budget estimates that fiscal 2007 will end with a deficit of revenues and other sources as compared to expenditures and other uses of $732.0 million, and with positive fund balances of approximately $2.476 billion. The fiscal 2007 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1/2”, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year’s increase in the tax levy for all cities and towns to 2 1/2% of the prior year’s maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.

The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, decreased slightly in fiscal 2003 and fiscal 2004, and increased slightly in fiscal 2005.

Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board (“GASB”). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion, ended fiscal 2003 with fund equities of approximately $2.021 billion, and ended fiscal 2004 with fund equities of approximately $4.424 billion.

Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan’s economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State’s economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State’s economy. These particular industries are highly cyclical and in recent years, operated at significantly less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

As described in greater detail below, Michigan's economy has been disproportionately impacted by the U.S. economic slowdown. In recent years, the decline in Michigan employment has been significantly more severe than the national employment decline due, among other things, to the economic recovery in Michigan lagging behind national trends, declining motor vehicle production and sales and loss of domestic automobile manufacturers' market share, and productivity gains in the manufacturing sectors. Michigan's unemployment rate remains well above the national average and, notwithstanding gains in the national employment rate, Michigan's unemployment rate has remained essentially the same for the last two fiscal years.

Michigan employment has declined in each of the last five years and Michigan's unemployment rate remains well above the national average.

In recent years, the decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues. Individual income tax collections have declined in each of the last three fiscal years. A reduction in personal disposable income also adversely impacts sales tax collections, another significant source of Michigan tax revenues. The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last several fiscal years.

The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations.

In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund (“BSF”). The BSF operates as a “rainy day fund” and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Michigan’s General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years reflected the effects of an expanding economy and increased tax and other revenues received by the State. However, the balance of the BSF declined from its September 30, 2000 high point of $1.25 billion during the fiscal year ended September 30, 2001, declined each year thereafter, and was fully depleted by the end of fiscal year 2003. A modest transfer of approximately $2 million was made to the BSF during the fiscal year ended September 30, 2005, however, based on preliminary estimated financial information available at this time, including the 2006 Economic Report of the Governor, it is not anticipated that any General Fund Surplus will be available for transfer to the BSF at the end of fiscal year 2006.

Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State’s constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. In addition, the shift in education costs to the State, in the face of declining State tax and other revenues, has resulted in the State reducing state aid to school districts.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, be material to the State’s financial statements and could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, improvement of prison medical and health care and refund claims for state taxes. The State has not expressed an opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any of this litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

Following downgrades in the second half of calendar 2003 and in 2005, the State’s general obligation bonds are rated “Aa2” by Moody’s and “AA” by S&P. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources, including the State of Michigan Comprehensive Annual Financial Report prepared by the State's Department of Management and Budget for the fiscal year ended September 30, 2005, and the State of Michigan, Executive Budget of the Governor, Fiscal Year 2006-2007, both of which may be found at www.michigan.gov/budget.

Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and Prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State’s Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State’s legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

Minnesota’s Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State’s economy. In 2005, the structure of the State’s economy closely paralleled the structure of the United States’ economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1990 to 2000, overall employment growth in Minnesota exceeded national growth; total employment in Minnesota increased 23.9% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota’s recovery was more rapid than the nation’s. The most recent recession and recovery presents a mixed picture. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9% compared to 1.4% nationally. However, in the 2003 to 2005 period, Minnesota’s non-farm employment grew 1.8% compared to 2.7% nationally.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2005, Minnesota per capita personal income was 108.1% of the national average.

Minnesota’s monthly unemployment rate was generally less than the national average during 2004 and 2005, averaging 4.6% in 2004, as compared to the national average of 5.6%. In 2005, Minnesota’s unemployment rate averaged 4.0%, as compared to the national average of 5.1%. For the first five months of 2006, Minnesota’s unemployment rate averaged 4.4% compared to the national average of 4.8%.

Minnesota’s resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000, or at an average annual compound rate of 1.2%. In comparison, US population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2005, Minnesota’s population grew at an annual rate of 0.8% compared to 1.0% for the US. Minnesota’s population is forecast by the US Department of Commerce to grow at an annual compound rate of 0.8% through 2030.

Minnesota’s manufacturing industries accounted for 12.6% of the State’s employment mix in 2005. In the durable goods industries, the State’s employment in 2005 was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3% of the State’s durable goods employment was concentrated in 2005, as compared to 14.7% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the computers and electronics classification.

The importance of the State’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2005, 35.7% of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 27.9% in the national economy. Food manufacturing relies heavily on renewable resources in the State. Over half of the State’s acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2005.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota’s budget outlook weakened at the beginning of the 2002-2003 biennium which commenced July 1, 2001 and persisted through the 2004-2005 biennium.

Because Minnesota’s Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance.

For the 2004-2005 biennium which ended June 30, 2005, a positive revenue variance and slightly lower spending combined to yield a balance of $337 million at the end of the biennium. By law, this balance was transferred to the tax relief account and is treated as a reserve which cannot be accessed without legislative action.

The State’s official November 2006 forecast projects a $1.038 billion budget surplus in the 2006-2007 biennium. The expenditure projections do not include a general adjustment for inflation.

The existence of a budget surplus at the end of a biennium triggers legislation related to rebates. Pursuant to such legislation, the Governor submits a rebate plan to the Legislature. The Legislature is then required to enact, modify or reject the Governor’s rebate plan during its next legislative session.

General fund revenues for the 2006-2007 biennium are expected to total $32.245 billion. This includes an increase in projected tax revenue from $23.689 billion during the 2005-2006 biennium to an estimated $29.605 billion during the 2006-2007 biennium. The $5.916 billion increase is based largely on forecasted increases in individual income tax revenue and greater corporate profits resulting in higher corporate income tax revenue.

General fund spending is projected to be $31.487 billion for the 2006-2007 biennium and $32.496 billion in the 2008-2009 biennium.

The November 2006 forecast projects a budget surplus of approximately $1.132 billion for the 2008-2009 biennium, which, when combined with the projected 2006-2007 biennium surplus, would result in a $2.17 billion surplus for the two biennia. However, the projected surpluses assume an extension of current law and appropriations, which assumptions may not be accurate. In addition, the 2008-2009 surplus does not include an adjustment for general inflation in the calculation which, if included, would increase the spending forecast for 2008-2009 by $1.0 to $1.2 billion.

Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor’s unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State’s bond ratings in October 2006 were Aa1 by Moody’s and AAA by Standard & Poor’s and Fitch.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State’s initial projected budget deficits for the fiscal years 2002 through 2005, and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action.

Recently, in Davis v. Department of Revenue of the Finance and Administration Cabinet, 197 S.W.3d 557 (Ky. App. 2006), discretionary review denied by Kentucky Supreme Court, No. 2006-SC-105-D (Aug. 17, 2006), petition for writ of certiorari filed with the United States Supreme Court (Dkt. No. 06-666, Nov. 9, 2006), the Kentucky Court of Appeals held that a Kentucky statute that exempted interest income derived from Kentucky state and local bonds from taxation but that taxed interest income derived from non-Kentucky state and local bonds violated the Commerce Clause of the United States Constitution by unlawfully discriminating against interstate commerce. In Dunn v. State of North Carolina, 635 S.E. 2d 604 (N.C. App. 2006), a case involving similar facts with respect to

North Carolina obligations, the North Carolina Court of Appeals affirmed a lower court’s certification of a class of plaintiffs who contended that North Carolina’s tax scheme violated the Commerce Clause. The case will now be decided on its merits by the lower court. It cannot be predicted what the final outcome will be in either of these two cases, or whether a similar case will be brought in Minnesota or elsewhere. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution. Since the mid-1990’s, Missouri unemployment levels have generally been equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri’s 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Governmental contract and defense related business plays an important role in Missouri’s economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in military or defense appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

State Budget Considerations. The State of Missouri experienced revenue declines as a result of the overall economic state of the country during the fiscal years ended June 30, 2003 and 2004. As a result of reduced tax receipts, the State was faced with significant budgetary shortfalls in such fiscal years, which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects, $900 million in spending cuts and the elimination of approximately 1,0000 state jobs. Beginning with the fiscal year ending June 30, 2005, the State has experienced increased tax collections that has permitted the State to restore certain previously cut spending programs, as well as release almost all of the funding withheld from various departments. Since the beginning of fiscal year 2006, State revenue receipts have exceeded estimates and exceeded collections during the same months in the prior fiscal year. It is impossible to determine whether the increase in the State’s revenue collections will continue or what impact on the economy of the State would occur if the State’s actual collections are less than expected.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit’s tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix C to this SAI for information regarding “Risk Factors Affecting the New York Fund.”

Risk Factors Affecting the Ohio Fund

As described above under “Ohio Taxes” and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (“Ohio State-Specific Obligations”). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 8, 2007, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10, 847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%). In October 2006, the State unemployment rate was higher than the national rate (5.1% vs. 4.4%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (“GRF”), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1994-95	$1,312,234,000	$928,019,000	$70,000,000
1996-97	1,367,750,000	834,933,000	149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,000,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network and $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (“ITRF”).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the TRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions (and the remainder from available GRF moneys. The reductions were implemented by the Ohio Office of Budget and Management (“OBM”) prior to March 1, 2001 by a 1% to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout the fiscal year 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

•	An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

•	Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections, particularly personal income and sales and use taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions taken to address those shortfalls included:

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Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at an annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and the exemptions for debt service related payments, primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included:

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Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).

•	Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and

2003, intended to be replenished from settlement receipts in fiscal years 2013-14.

•	Authorizing Ohio's participation in a multi-state lottery game, estimated to generate approximately $40,000,000 annually beginning in fiscal year 2003.

Continuing weak economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for, among other things:

•	Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds.

•	$50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

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Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

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Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by “decoupling” certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283,000,000 in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year 2002 ending BSF balance was $427,904,000, with the entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected prior budget balancing discussions between the Governor and the General Assembly and reflected cutbacks ranging generally from 7.5% to 15%. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly’s enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:

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A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

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Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge).

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

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Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax

Purposes Act (“UDITPA”) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM transferred on June 30, 2004 $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (“CAT”) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140,000 annually once the CAT is fully-phased in, is subject to a legal challenge.)

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,010,689,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006).

Litigation is pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in Fiscal Year 2002 for general State purposes of $60,000,000 in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed an action contesting this transfer and use of those monies for general State purposes, and the trial court ordered the State to return the monies to its Department of Job and Family Services. The State appealed the trial court’s decision and order. In June 2005, the Court of Appeals upheld the trial court’s decision. The State’s appeals of the Court of Appeals decision is currently pending before the Ohio Supreme Court.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection or defend the State in war.) The Constitution provides that “Except the debts above specified….no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to the present, Ohio voters have authorized the incurrence of State general obligation (“GO”) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $99,396,150 in Fiscal Year 2007. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to the Ohio Department of Transportation for the purpose.

State agencies also have participated in buildings and equipment information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years, Certificates of Participation (“COPs”) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, primarily made from GRF appropriations, including the Series 2006A Certificates, is $15,941,949 in Fiscal Year 2008. Payments by the State are subject to biennial appropriations by the General Assembly with the lease to renew if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,576 in Fiscal Year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for fiscal year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor's spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1994-95 – $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two fiscal years.

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in fiscal year 2006 over 2005 and 1.4% in fiscal year 2007 over 2006.

Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (“LPEF”). The amount of lottery profits transferred to the LPEF totaled $671,352,000 in fiscal year 2003, and $648,106,000 in Fiscal Year 2004 and $645,137,000 in fiscal year 2005, and $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund). Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school districts solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001, four districts received approximately $3,800,000 under a restructured solvency program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently nine school districts in fiscal emergency status and fourteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fifteen municipalities and two townships are in “fiscal emergency” status and six municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property , without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to in the context of Ohio local government finance as the “ten-mill limitation”).

Risk Factors Affecting the Oregon Fund

The following information is a summary of special factors affecting the Oregon Municipal Series. It does not purport to be a complete description and is based in part on (1) the December 2006, Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (2) the December 1, 2006, Official Statement prepared for the issuance by the State of Oregon Department of Veterans’ Affairs of Oregon State General Obligation Veterans’ Welfare Bonds.

OREGON ECONOMIC REVIEW AND FORECAST

Summary of Recent Trends

The third quarter initial estimate of job growth was an increase of 1.3% at an annual rate. This is the 13th consecutive quarter of job growth. On a year over year (“Y/Y”) basis, jobs increased in the third quarter by 3.1%. Y/Y growth has been above 2.0% since the second quarter of 2004.

The slower pace of job growth for the third quarter was spread across a number of sectors. Food manufacturing had job declines, contributing to overall losses in the manufacturing sector. Some nonmanufacturing sectors unexpectedly turned negative in the third quarter. Information, and leisure and hospitality registered substantial job losses. Professional and business services were flat. The government sector posted gains as state and local education added jobs.

As expected, construction has seen slowing after a spectacular performance in 2004 and 2005. As the housing sector goes through a correction, job creation in the construction sector has been decelerating. Retail trade continues to add jobs despite slowing consumer spending.

Most sectors still show robust growth Y/Y. Exceptions are information, wood products, natural resources and mining, and federal government.

The most recent Blue Chip Job Growth rankings place Oregon 10th in the nation for Y/Y job growth. Between September 2005 and September 2006, jobs increased by 49,300 or 2.93%. A year ago Oregon ranked 9th.

Nevada ranked 1St. California fell from 19th place to 30th, while Idaho remained at 5th. Washington moved from 8th to 7th among the 50 states.

The 1.3% job growth outpaced the forecast of 1.0% for the third quarter. Unless noted otherwise, the employment figures are seasonally adjusted, and all percentage rates discussed below reflect annualized rates of change for the third quarter of 2006.

Total private employment increased by 1,900 jobs, a 0.5% rise from the second quarter. Y/Y employment was up by 3.5%. Deceleration of job growth in the private sector has occurred since hitting the recent high of 6.9% in the first quarter. Manufacturing lost jobs at the rate of 0.5%. The private nonmanufacturing sector grew 0.7%. The government sector posted a strong 5.1% growth on the job strength in local and state education.

Within manufacturing, transportation equipment continues to grow. This sector added 200 jobs for a 4.1% increase. Despite high gasoline prices, low interest rates and a rebounding economy have helped this sector since the second quarter of 2003. Growth Y/Y stands at 7.5%. Metals and machinery also grew 4.1% during the quarter.

The computer and electrical product sector, which includes semiconductors and electronic instrument manufacturing, lost 200 jobs for a 1.3% decrease. Third quarter job loss came after two quarters of relatively strong job growth. This sector has a long way to go to replace the 11,200 jobs lost during the downturn.

Wood products employment shows some continued slowing from the strong growth of 2004 and early 2005 with job losses of 0.8%. Other durable goods posted a strong 11.1% growth, adding 700 jobs.

Non-durable manufacturing jobs declined by 9.0%. This decline has been led by food manufacturing, where job decline reached 24.5%. Food manufacturing has been very volatile due to industry restructuring and seasonal factors. With huge job losses for the quarter, employment in this sector has returned to its 2005 level.

Private non-manufacturing employment increased by 0.7%. Major contributors to this increase were retail and wholesale trade, financial services, educational services, and transportation, warehousing, and utilities.

Construction employment was flat. Still, Y/Y growth is a very strong 9.8%. Retail and wholesale trade grew rapidly with job gains of 2.7% and 2.9%, respectively. Transportation, warehousing, and utilities posted job growth of 3.5%.

Information, which includes publishers of software along with more traditional publishers such as newspapers, retreated again with 12.9% job loss. This loss wiped out all the job gains made over the year. Financial activities continued to add jobs. The sector grew 2.5% for the quarter with Y/Y growth at 4.1%. While professional and business services reported flat job growth, its Y/Y growth stands at a strong 4.2%.

Educational services have been quite volatile with wide seasonal swings. The job growth in the third quarter was 14.0% with Y/Y growth of 7.0%. Health services continued to add jobs at the rate of 1.2%.

Leisure and hospitality saw a loss of 1,600 jobs for a 3.8% decline. This is the second decline in jobs in as many quarters. Other services also lost jobs, although marginally.

The government sector was a bright spot in third quarter, having posted a strong 5.1% growth. Aided by 10.4% growth in education, local government added jobs at the rate of 8.7%. State government employment was flat.

Short-Term Outlook

Overview

With third quarter growth of 1.3%, Oregon has seen 13 consecutive quarters of job gains. The last six months (April to September) have shown some volatility in employment trends. In fact, there has been a steep decline in quarter over quarter (“Q/Q”) job gains. After adding 24,600 jobs in the first quarter, the next two quarters saw a successive job increase of 6,800 and 5,400. Oregon is certainly feeling the impacts from the slowing national economy.

The outlook for the national economy is for positive growth but at a slower rate. Given the prospects for a slowing of the housing market and the negative impacts lingering from high energy prices, the Oregon economy is expected to slow as well. However, strong exports and continuing business investment spending will act as countervailing forces. In addition, sharply lower gasoline prices will assist consumer spending. Mitigating the negatives on consumer spending and from losses in housing wealth are the gains in the stock market.

The Office of Economic Analysis (“OEA”) forecasts employment to rise by 3.2% for 2006, the strongest yearly growth since 1997. This annual job growth is pushed up by the strong first quarter growth of 6.0%. The job growth of the fourth quarter of 2006 is projected to be 0.7%. The deceleration of job growth is evident.

Job growth in 2007 is projected to be 1.2%, reflecting the slowing growth projected for the national economy. This is a substantial decline from over 3% growth in 2005 and 2006. However, the economy continues to expand with 1.6% job growth in 2008, carrying a growth momentum in later part of 2007.

All forecasts project job gains and personal income growth. All forecasts follow a similar outlook for employment, with the strongest growth in 2006 and substantially lower growth in 2007 and 2008.

Total private nonfarm employment will be strong in 2006, growing by 3.8%. It will grow at a much reduced rate of 1.2% in 2007 and 1.7% in 2008. The slowing national economy is behind this lower growth. Manufacturing will increase by 2.9% in 2006 and then post mild declines of 0.6% in both 2007 and 2008. Job levels will still be below the average levels of the pre-recession peak in 2000. Private non-manufacturing jobs will increase by 3.9% in 2006, 1.5% in 2007, and 2.1% in 2008.

Goods Producing Sectors

Wood product manufacturing is projected to be down 0.6% in 2006 and then decline by 3.5% in 2007 and another 2.0% in 2008.

The sector that contains semiconductors, computer and electronic products, will show gains of 3.0% for 2006. The job outlook is more uncertain with declines of 2.7% in 2007 and 2.4% in 2008. The outer years are projected to keep this sector on a flat or slightly downward path. The sector is subject to further uncertainty as high tech firms try to become more cost- effective in manufacturing and research and development.

Transportation equipment will increase by 6.3% in 2006. Job gains will give way to a slight decline in 2007 with a decrease of 0.3%. Employment will be flat in 2008.

Construction jobs will increase by a strong 10.1% in 2006. Job growth will decline with a 1.2% drop in 2007 before mild job growth of 1.3% in 2008. If the housing sector deteriorates worse than expected, 2007 will see a sharper decline in construction jobs. Non-residential construction and public projects may not be large enough to offset job losses from residential construction.

Service Producing Sectors

Job growth in trade, transportation services, and utilities continues. Retail trade job growth will be stronger in 2006 at 3.7% before slowing to 1.9% in 2007 and 2.3% in 2008. Wholesale trade will be positive in 2006 with an annual job growth of 2.7% followed by job gains of 1.0% in 2007 and 1.1% in 2008.

Professional and business services, and health services will see strong growth in 2006. Professional and business services will grow 4.3% in 2006. The rate of growth decelerates to 2.0% growth in 2007 before picking up at 3.9% in 2008. Health services grew even during the recession. The robust growth continues in this sector with 3.6% in 2006, followed by 2.0% in 2007, and 2.3% in 2008.

Leisure and hospitality, which includes accommodations and food services, is expected to grow by 2.5% in 2006, 1.9% in 2007, and 2.3% in 2008.

Government employment is expected to increase by 0.8% in 2006, followed by growth of 1.2% in 2007, and 0.9% in 2008. Local government jobs will continue mild growth to meet service demand as revenues improve.

Population growth is expected to be higher than the U.S. average, but slower than the growth experienced in the mid-1990s. Growth will be slightly higher than during the recession over the next three years, with increases of 1.4% for each year.

Personal Income Components

Personal income is forecast to grow by 6.6% in 2006, followed by growth of 5.4% in 2007, and 5.8% in 2008. Wage and salary income will grow 8.3% in 2006, buoyed by consistently high employment growth. This component will feel the impact of slowing employment growth in the next two years, increasing by 4.7% in 2007 and 5.3% in 2008. A tightening labor market may generate higher wage growth than projected in the near future.

Nonfarm proprietors’ income will grow 5.6% in 2006. Growth in this income component will slow to 4.7% in 2007, but will pick up again to 6.1% in 2008. Other components in Per capita income will track with the national forecast.

Per capita income in Oregon will stay slightly below the U.S. average throughout the forecast horizon. Oregon’s economy is expected to grow faster than the U.S. economy, with Oregon’s total personal income growing faster than the nation. Most of job gains will come from the nonmanufacturing sector of the private economy. However, Oregon’s population growth also will be higher than that of the nation as a whole. As a result, per capita income in Oregon will not appreciatively gain or lose ground compared to the U.S. average.

Forecast Changes Relative to the September 2006 Forecast

OEA’s December 2006 Oregon economic forecast reflects minor changes to employment levels. Third quarter employment numbers came in slightly stronger than forecast. However, the national forecast is down for 2007 and 2008 and more than offsets the increase. As a result, Oregon employment forecast is slightly down in 2007 and 2008.

Personal income was revised up substantially by the Bureau of Economic Analysis (“BEA”) for 2005 and 2006. Combined with an upward revision in Oregon personal income and an improved forecast at the national level, the personal income forecast is shifted up and raised throughout the forecast horizon. The revisions are 1.3% up in 2006 and 1.0% up in 2007. Annual forecasts have been essentially unchanged for the entire forecast horizon.

Third quarter 2006 employment growth was slightly stronger than expected but the forecast for total nonfarm jobs has been unchanged in 2006. There is a slight downward revision in 2007 and 2008 reflecting a slightly weaker national forecast. The forecast for outer years has improved.

Thanks to a tighter labor market, the forecast for wage growth rate has slightly improved. A better personal income forecast also raised the prospect for per capita income.

Manufacturing is revised down slightly for 2006 with further slight downward revisions for the other forecast years. Durable manufacturing is slightly up for 2006 and 2007, but nondurable manufacturing reflects the recent weakness.

The prospect for wood products has worsened through 2008, reflecting continued correction in residential construction. In fact, the housing starts forecast is revised down 8.2% in 2007 and 4.8% in 2008.

Private nonmanufacturing is pulled down to reflect the weak third quarter numbers. The forecast is revised up in outer years.

Information is revised down to reflect the weaker third quarter numbers compared to the previous forecast. From then on, there is a level shift down in this sector.

Retail trade is essentially unchanged in 2006. Rebounding consumer confidence and stronger personal income lead to a higher forecast for the entire forecast horizon.

Leisure and hospitality is lowered by 0.9% in 2006 and 0.7% in 2007. The weaker than expected third quarter of 2006 lowers this forecast.

The government sector is revised up 0.5% in 2006 and 0.7% in 2007. The revisions are due mainly to the stronger numbers compared to forecast for the third quarter in which the local government sector grew much faster than expected.

Alternative Scenarios

The baseline forecast is our projection of the most likely outcome for the Oregon economy. As with any forecast, other scenarios are possible. The economy could either under- or over-perform relative to our baseline forecast. We broadly call these forecasts the Optimistic and Pessimistic scenarios. While we attach the highest probability to the baseline forecast, these other outcomes are within the realm of possibilities.

The outlook for the U.S. economy has a direct influence on the outlook for the Oregon economy. Global Insight provides alternative forecasts to their baseline forecast that we label “Optimistic” and “Pessimistic.” Essentially, the optimistic forecast has stronger growth in the next few years while the pessimistic forecast has weaker growth for the same period. The Governor’s Oregon Council of Economic Advisors (OCEA) meets with OEA to discuss the outlook for the U.S. economy. Members were asked to compare their outlook with that of forecaster Global Insight, whose forecast forms the basis for OEA’s Oregon economic model.

OCEA believes the Baseline Scenario has a greater chance of occurrence, with more downside risks than the upside. This heightened view of risks in the next few years is reflected in OEA’s forecast for the Oregon economy.

Optimistic Scenario: High productivity helps economic growth, leads to employment gains, lowers budget deficits, brings down inflation, and promotes a stronger dollar. Business investment spending is strong. Foreign growth boosts stronger exports, helping the manufacturing sector. We have stronger housing starts due to better job growth, lower interest rates, lower mortgage rates, and higher consumer confidence. Energy prices are substantially lower.

In this scenario, Oregon continues to grow. Employment will grow 2.1% in 2007, much stronger than the baseline forecast of 1.2%. Only a minor decline in growth will be seen 2008. Personal income also grows strongly at 6.9% in 2007, better than 2006, and will be well over 6% in 2008.

Pessimistic Scenario: Productivity is weaker and oil prices are much higher. There is a deeper housing downturn and further decline in house prices. Business capital spending slows substantially. The U.S. dollar weakens as foreign investors lose confidence in the dollar. Higher inflation causes the Fed to hike interest rates. Consumer confidence suffers and consumers rein in their spending. The global economy slows down substantially. A sluggish China does not work as the engine of growth for Asian countries.

Under this economic environment, Oregon’s economy stays flat in 2007. The fourth quarter of 2006 sees some job losses. Further weakness in the first half of 2007 brings down employment growth, but the second half sees some growth. 2008 will be a rebounding year, but lingering effects from 2007 will still be felt. A recovery will be in full swing in 2009.

Forecast Risks

With the national economy expected to slow down into 2007, the risks are higher from any disturbances that could throw the economy off track. The same two major drags for the slowdown, oil prices and a slowing housing market, could hurt the economy further when it is most susceptible. The recent drop in oil prices leaves the housing market as the major threat to the slowing economy. Despite good headline inflation numbers, inflation pressures still exist. The expectation is the softening economy and falling oil prices will help ease inflation pressures. Any geopolitical disruptions during this time would be more harmful than when the economy is stronger.

The housing market in Oregon and the U.S. shows signs of slowing with building inventories, declines in sales of new and existing homes, sharply lower building permits and lower prices. While house price appreciation has continued in Oregon, some parts of the country have seen house prices drop. The expectation is for house prices to soften in most regions.

Crude oil prices continue to be a concern. While premiums due to geopolitical risks and associated speculation may have largely disappeared for now, the global supply is still tight and demand is still growing, particularly from China and the rest of Asia. With OPEC constantly looking for ways to defend a certain price range, oil prices are not expected to move much in the short run. However, additional moderation of prices is expected beyond the immediate future.

We will continue to monitor and recognize the potential disruptions of these two risks factors on the Oregon economy.

The major risks now facing the Oregon economy are:

•

A major slowdown in the U.S. economy and a global downturn triggered by the U.S: The U.S. economy has been an important engine of growth for the global economy. If the U.S. economy falters, the whole world will feel the impact. Asia, in particular, will be severely affected by it due to its large exposure to the U.S. economy.

•

A hard landing in China: The Chinese economy is growing very fast. Building construction and other business investment are largely responsible for the economic growth. Central government efforts to curb growth have produced minimal success. Limited experience in macro policy making may result in an undesirable set of policy measures. A major slowdown in China will hurt most Asian economies, along with commodity exporting countries including Canada. Canada and Asian countries are the major destinations of Oregon’s exports. The manufacturing sector will be negatively impacted.

•

Geopolitical risks: Uncertainty still surrounds the transition in Iraq. Tensions with North Korea and Iran, and heightened security risks all weigh on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the U.S. The winding down of military expenses will not greatly impact Oregon. There is also an upside risk that transition issues go more smoothly than anticipated and stability in the Mideast provides a stimulus to the economy that is stronger than forecast.

•

Inflation and Federal Reserve Bank reactions: A growing economy with surging energy costs is a recipe for inflation. Faster inflation than forecasted may force the Federal Reserve to raise interest rates more quickly and to higher levels. This action could slow the U.S. economy and in turn slow down the Oregon economy.

•

A sharp fall of the U.S. dollar: As the dollar depreciates against other foreign currencies, U.S. exports are promoted as U.S. products become more price-competitive (or less expensive). Oregon’s manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm

Oregon’s trading partners because the lower dollar makes imports more expensive to U.S. consumers. As U.S. trading partners export less to the U.S., their economies may weaken and lower their demand for Oregon products. In the end, a controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

•	A sharp and major stock market correction: This would slow consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.

•

A possible crash in the housing market: The extremely low interest rates and easy lending standards have caused a boom in home refinancing. As this activity matures and interest rates begin to rise, the added boost to consumer spending may slow. Any drop in house price appreciation coupled with a large drop in mortgage refinancing could slow down consumer spending. The Oregon housing market could be adversely impacted by a major housing correction in California. Continued gains in personal income will be needed to keep consumer spending from falling.

•

Rising regional energy prices: More businesses may slow production and lay off workers. Natural gas prices have risen the past year but have since stabilized. A geopolitical incident could dramatically disrupt gasoline and natural gas prices. Regionally, electricity generation has been helped by a deeper snow pack but is still subject to weather patterns and natural gas prices. As demand surpasses the available capacity of hydro generation, electric generation may move towards natural gas powered turbine engines. Higher electricity prices could result from being pegged to natural gas prices.

•

Avian flu: The possibility of a pandemic would be disruptive on the Oregon economy. Besides higher mortality rates than compared to other influenza outbreaks, absenteeism at work could be 20% to 30%. Past pandemics (such as the Spanish flu of 1918) erupt quickly and work through the population within 8 weeks.

•

The Public Employee Retirement System (“PERS”) and possible state and local government budget shortfalls: The Court upheld major reforms in PERS, and the 2005-2007 biennium appears to need only small additional expenditures. Still, state and local governments may need to increase taxes, reduce services, and/or increase bond financing in the future to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities lead to increased tax rates, this could cause a substantial negative impact on Oregon’s economy. To the extent that spending cutbacks hit public safety, education and public infrastructure, the state could suffer longer-term impacts.

•

Initiatives, referendums, and referrals: The ballot box brings a number of unknowns that could have sweeping impacts on the Oregon economy. The Oregon Supreme Court has upheld the land use Measure 37 (as discussed in further detail below). This measure could bring dramatic changes to land use regulation. Claims that were on hold will start moving through the hearing process. At this time, it is uncertain as to the impacts from compensation or lifting of land use restrictions.

•

A slowdown in semiconductors, software, and communications: Business equipment spending is still strong at this point, but a major slowdown in capital spending will bring a negative impact to Oregon’s manufacturing. Continued outsourcing of manufacturing could slow growth in this region. If research functions are shipped out of the country, Oregon’s high technology sector would be harmed.

The major upside opportunities now facing the Oregon economy are:

•

Sharp reduction of oil prices: Oil prices have been pushed above market equilibriums by disruptions ranging from geopolitical turmoil to extreme weather. Once these factors settle down and supplies increase, oil prices could fall much further than currently anticipated.

•

Recovering business and consumer confidence: The transition out of the war in Iraq could accelerate. Rising confidence can help boost spending and hiring. Spillover effects to the stock market would reinforce the economic recovery.

•

Controlled growth of China and India: China and India may successfully manage their economies to be more stable and still strong. This should stabilize commodity price volatility while promoting Oregon exports.

Extended Outlook

The Oregon economy grew more slowly than the U.S. economy from 1998 through 2003. This had not occurred since 1985. Between 2007 and 2013, the U.S. economy is expected to have even slower growth than that expected in Oregon. Employment growth in Oregon will be slower than the mid-1990s.

The slower economic growth of 1998 through 2003 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. In the

1990s as the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Going forward, even though the Oregon economy is projected to grow faster than the nation, per capita income and average wages are not expected to keep up with the national average.

The key factors that will fuel the state’s long-term growth are:

•

Steady in-migration and population growth: High population growth is an opportunity for growth as the state creates jobs to serve a growing population. At the same time, it is a challenge to the state as the demand for services increases.

•	Pacific Rim orientation: The economies in the Pacific Rim, including Canada and Asian countries, are growing very rapidly.

•

Strength in the semiconductor industry: Brisk capital spending will increase demand for computers and communications equipment. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2006-2008 period. This industry is expected to benefit from the rollout of Microsoft’s latest operating system and Office software, which will boost demand for personal computers.

•

Export growth and high commodity prices: Global economic expansion will increase demand for Oregon commodities, finished and capital goods. Oregon is well positioned for trade with Asian countries. High commodity prices will benefit agricultural and timber producers in the state.

•	Continued strength in domestic markets: Continued economic growth in California and other major domestic markets will fuel demand for Oregon products.

•

Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. Efforts which have long been in place for electricity planning should extend to all energy sources. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity and other sources of energy, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Oregon has other business cost advantages, such as lower workers’ compensation rates and multi-modal transportation options compared to other states. Equally important is an educated work force that contributes to productivity.

•	Environmental issues: Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.

•

Affordable housing: For most of late 1990s and early part of this decade, California, Washington, and the nation as a whole have experienced more rapidly rising housing costs than Oregon. Oregon’s house price appreciation is picking up. If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.

•

Biotechnology and Nanotechnology: These sectors are seen by many as the next growth industries. Portland and the State have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for Oregon. It is too early to tell if these are indeed the next growth industries and what returns that they may bring.

•

Sustainable development: Centered in the Portland area, this movement in the building practices is spreading throughout the U.S. Uncertainty surrounds the number of new jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in Oregon.

•	Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Oregon Index of Leading Indicators (OILI)

Since November 2003, the Oregon Economic and Revenue Forecast report has included analysis based on the Oregon Index of Leading Economic Indicators (“OILI”). The OILI applies the Conference Board’s methodology for the U.S. National Leading Index to Oregon-specific components1. OEA anticipates potential changes in these index components over time as Oregon’s economy evolves and new and better predictors of economic activity emerge. While it does not measure the magnitude of this economic activity, the Index can identify the direction of future trends. The OILI is therefore a useful supplement to Oregon’s economic forecast.

[1]

In 2005, the Conference Board changed the yield curve component from the one-month change in the spread to the spread itself. As a result, the yield curve component provides a negative signal only when the yield curve inverts, an occurrence that historically leads a recession. As of April 2006, the Oregon Leading Index is modified to include the spread as well.

The OILI contains ten components related to business decisions and conditions that tend to trigger an expansion or contraction: 1) national Semiconductor Book-to-Bill Ratio, 2) Oregon residential building permits, 3) Institute for Supply Management’s (“ISM”) national index, 4) interest rate spread (10-year treasury bond less Federal Funds Rate), 5) the University of Michigan (“UM”) Consumer Sentiment Index, 6) total withholding for Oregon employees, 7) the Federal Reserve Bank of Atlanta Dollar Index (Pacific Excluding Japan), 8) Oregon new business incorporations, 9) Oregonian help wanted index and 10) Oregon unemployment initial claims.

The OILI uses component data from January 1995 to September 2006, and Oregon nonfarm employment data for the same period is used as a proxy for general economic activity. According to the nonfarm data, the Oregon economy experienced two downturns over the index period: one occurred from mid-2001 to mid-2002, and the second occurred in late 2002 and continued through the end of June 2003. While a “double-dip” recession has not been officially recognized, the second period of Oregon employment contraction late in 2002 is consistent with the jobless recovery observed nationally.

Measured against these employment trends, OILI provides four signals in all: OILI signals the first of 2001-03 Oregon downturn with a considerable ten-month lead and gives a three-month leading signal on the second downturn. The remaining two signals, one in 1995 and a second in 1998, give false indications of economic change that possibly reflect an unusual influence on individual components. The 1995 signal, for example, occurs at the start of the data set where outlying numbers are likely, and the 1998 signal roughly corresponds with the Asian Financial Crisis, not altogether an unexpected error given Oregon’s ties to eastern trading partners.

For the six months ending in September 2006, the Oregon Index of Leading Indicators2 declined an annualized 3.3%, following a revised 3.7% decline in August. This marks the third straight decline in the index following nearly five years of positive readings. Annualized employment growth of 2.3% for the six months through September followed a revised 2.6% increase in the prior month.

Housing permits, help wanted ads, the purchasing manager’s index, and consumer sentiment were the primary contributors to the index’s decline. The only significant contrary indicator was the dollar index.

REVENUE FORECAST

2005-07 General Fund Revenue Forecast

The latest forecast for General Fund revenues received during the 2005-07 biennium equals $12,699.3 million, an increase of $91.9 million from the prior forecast released in September 2006. The increase is distributed across a number of revenue sources, as described in additional detail in subsequent paragraphs.

Total resources, including beginning balance, amount to $13,007.8 million, which exceeds the 2005 COS forecast by $1,355.3 million. Excluding legislatively-adopted appropriations, the expected ending balance in the General Fund at biennium’s end is $1,363.9 million.

The latest revenue forecast for the current biennium represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Actual revenues are likely to fall within 1.9% of the forecast produced at this point in the biennium, and are highly unlikely to deviate more than 3.8%. Discussed below are the explicit risks that might cause actual revenues to differ substantially from the forecast.

Personal Income Tax

Actual personal income tax collections of $1,139.8 for first fiscal quarter 2007 exceeded the September forecast by $19.8 million. Withholding was slightly higher than projected, and a slight 3.0% above year-ago levels. Estimated payments exceeded forecast by $17.8 million, and were 18.9% higher than in first quarter of the prior fiscal year.

[2]

The OILI applies the Conference Board’s methodology for the U.S. National Leading Index to Oregon-specific components. The ten components incorporated in the OILI include: Institute for Supply Management’s purchasing managers index, spread between 10-year treasury bond and Federal Funds rates, University of Michigan consumer sentiment index, Oregon withholding, Federal Reserve Bank of Atlanta Dollar index (Pacific excluding Japan), new Oregon incorporations, Oregonian help-wanted index, and initial Oregon unemployment claims.

An accounting issue which caused some estimated payments to be counted as final payments was corrected during the summer, partly explaining the higher-than-expected level of payments.

Lower final payments relative to the forecast were nearly offset by $5.0 million fewer refunds than expected. On a Y/Y basis, final payments increased 7.0% while refunds were 42.5% higher for the quarter.

Personal income taxes increased 12.9% annually between fiscal years 2004 and 2006, substantially faster than the historical average growth of 7.0%. In prior forecasts, a good fraction of this growth was assumed due to temporary factors, such as the recent surge in residential construction and real estate prices, pushing up capital gains and pass-through income. As these phenomena subside, and with it the associated taxable income, growth in personal income tax would slow considerably, and perhaps even exhibit a modest drop if the contribution of temporary factors was sufficiently large. While the exact nature of the surge in tax collections is still uncertain, indications are that such temporary factors, and the real estate market in particular, are less important than previously assumed. The result is an increase in anticipated personal income tax liability throughout the forecast horizon. With the 2005-07 biennium nearly three-fourths finished, the impact is a modest increase of $38.0 million to a projected total of $11,088.7 million.

The forecast for General Fund revenues excluding corporate income tax, the basis for the “personal” kicker calculation, exceeds the COS forecast for these revenues by 10.1%. If, when these revenues are tabulated following the end of the biennium, actual revenues exceed the COS forecast by 2.0% or more, all surplus revenues will be refunded to 2006 taxpayers per Oregon’s kicker law. As of the December 2006 forecast, the value of the personal kicker is $1,097.5 million.

Corporate Income Tax

Corporate income tax collections of $127.0 million in the first quarter of fiscal year 2007 were $13.4 million above the September 2006 forecast. Advanced payments of $129.7 million exceeded forecast by $6.7 million. These payments were up 8.7% compared to the first fiscal quarter 2006. Slightly higher-than-expected final payments, up $3.6 million versus forecast, were roughly offset by $3.2 million in refunds above the forecast. Compared to year-ago levels, final payments and refunds grew 31.6% and 37.5%, respectively.

The latest revision to the corporate income tax forecast is similar in nature to the personal income tax increase. Corporate tax collections increased 19.9% annual between fiscal year 2002 and 2004 (corporate tax collections tend to lead personal tax collections throughout the business cycle.) This growth rate is substantially higher than the long-run average 5.1% growth observed over the past two decades. Corporate tax collections are extremely volatile, and large jumps in payments can be followed by commensurate increases in refunds a year after the fact. Past forecasts have assumed that a significant fraction of the unusual increase was due to temporary factors, such as weak labor cost growth, which would imply a correction in corporate taxable income and liability once these factors dissipated. As record corporate profit levels have persisted, more of the recent increase is assumed to be a permanent level shift in long-run average tax liabilities. The result is higher anticipated corporate tax collections throughout the forecast horizon.

The forecast for 2005-07 is $775.1 million, an increase of $37.1 million from the September forecast. The forecast exceeds the 2005 COS forecast by $275.1 million, which is well above the two-percent kicker threshold. The current forecast would result in a 67.3% tax credit for 2007 corporate taxpayers.

Other Sources of Revenue

The forecast for non-income tax revenues for the current biennium is $835.6 million, which exceeds the September forecast by $16.8 million. The revision is due to increases in projected estate taxes and interest earnings. Minor increases were also made in cigarette taxes, state court fees, and service charges. Anticipated insurance taxes were revised downward due to the impact of increasing corporate taxes on the retaliatory portion of the insurance tax. Modest forecast declines were also made to other tobacco taxes, corporate filing fees, and criminal fines.

Extended General Fund Revenue Outlook

As noted above, the anticipated beginning balance carried forward from the 2005-07 biennium has increased $91.9 million to $1,363.9 million. Due to the changing assumptions for personal and corporate income taxes described in the previous section, as well as forecast changes in other revenue sources, an additional $177.3 million in structural revenues (not including kicker refunds and credits) is expected. Projected gross revenues of $13,975.0 million constitute an 8.9% increase relative to the current biennium. Subtracting kicker refunds and credits of $1,372.6 million, total resources available for appropriation equal $13,966.3 million, $177.3 million above the September forecast.

Due to sizable kicker distributions in 2007-09, General Fund revenues are expected to jump 23.4% in 2009-11 to $15,548.9 million. Personal income taxes increase 24.1% to $13,874.2 million, while corporate income taxes rise 42.4% to $803.0 million. All other revenues will reach $871.7 million. Growth of 12.3%, in line with long-run averages, will push General Fund revenues to $17,457.3 million in 2011-13. Personal income taxes will reach $15,711.2 million. Corporate income tax will increase 4.9% to $842.0 million. All other revenues, driven primarily by anticipated growth in insurance and estate taxes, will rise 3.7% to $904.1 million.

Tax Law Assumptions

The revenue forecast is based on existing law, including actions signed into law during the 2005 Oregon Legislative Session and more recent federal legislation. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which tax law changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. Given the focus on taxable income and liability in the personal and corporate income tax models, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues.

Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation’s fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the State fiscal year that begins July 1 of that year, i.e. the corporate tax impact for tax year 2007 will be realized primarily in state fiscal year 2007-08.

Forecast Risks

The revenue forecast presented herein constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches, as well as regularly consulting with experts from the economics, financial, and accounting communities.

The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

•

Personal income tax is expected to account for nearly 90% of General Fund revenues in the 2005-07 biennium. The income tax forecast is based on OEA’s outlook regarding general economic conditions. To the extent that actual economic performance departs from this outlook, particularly with respect to factors that influence more volatile forms of non-wage income, so too will the personal income tax, and thus the General Fund forecast.

•

The future of capital gains income remains highly uncertain. Equity prices are quite volatile, and the realization of potential gains depends on behavioral factors that often defy precise prediction. Net capital gains income recovered significantly in 2003 and 2004, although it remains to be seen what fraction of these increases are permanent. Depending on the source of the additional gains, whether from the exhaustion of losses, the sale of business assets, stock market appreciation, and/or real estate activity, the potential exists for taxable gains to vary greatly in either direction from current projections.

•

Numerous changes have been made to Oregon’s corporate income tax code in recent years. The most significant is in how multi-state corporations apportion federal taxable income to compute income taxable in Oregon. Prior to July 1, 2005, the formula was based on the relative presence of three factors: payroll, property, and sales. For tax years beginning on or after July 1, 2005, the apportionment calculation is a function of the percentage of total sales that take place in Oregon. This change is expected to cause a major shift in the distribution of corporate tax liability across industrial sectors, e.g., away from manufacturing and towards services. While the long-run effect will be more stable collections, the near-term consequences are uncertain and could result in sizable variation from the current forecast. In addition to tax law consideration, corporations will also benefit from a 36.0% reduction in tax liability in tax year 2005 due to the 2003-05 kicker surplus. It is unknown at this point the extent to which corporate taxpayers factor in this one-time credit into their estimated payment decisions. The current forecast assumes that most taxpayers do not alter their estimated payments, in part due to the late certification of the kicker.

•

Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low for the coming years, contributing to slower expected revenue growth than that experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.

Lottery Revenue Forecast

The latest forecast for lottery earnings in 2005-07 is $1,078.5 million, an increase of $15.5 million above the September 2006 forecast. Including other sources of revenue, including interest earnings and reversions, total lottery resources equal $1,083.9 million. Excluding legislatively adopted appropriations, the projected ending balance in the Economic Development Fund is $57.1 million.

As characterized in recent forecast updates, video lottery sales continue to increase rapidly following the addition of line games and upgrades to terminals and software. For the first quarter of fiscal year 2007, sales were up 21.6% on a year-over-year basis. Sales growth is expected to fall throughout the remainder of the fiscal year, and to average approximately 6.0% over the remainder of the forecast. Given that the easing in sales growth is not transpiring as quickly as previously expected, absolute projected sales are higher in the December forecast compared to the September forecast for the entirety of the forecast. The impact of this change would be $14.7 million in additional earnings in 2007-09.

Lottery earnings growth in the outer years of the forecast is driven by expected growth in video lottery sales. In addition, the commission rate structure for video lottery retailers is expected to change in fiscal year 2008 per a clause in the current contract. If sales in fiscal year 2007 exceed $805 million – and if the lottery commission determines that line games, as opposed to growth in video retailers, are primarily responsible to meeting this target – average commission rates will drop by roughly one percentage point.

Earnings in 2007-09 will equal $1,243.3 million, while available resources, which include beginning balance and interest earnings on the Economic Development Fund, amount to $1,304.4 million. Projected resources in 2007-09 constitute an increase of 20.3% over 2005-07, growth that is partly due to the commission rate decrease described above. In 2009-11, earnings and available resources will total $1,375.5 million and $1,380.0, respectively. Lower commission rates result in $20.0 million in additional funds. Earnings will increase to $1.519.5 million in 2011-13, with total resources climbing to $1,525.5.

RECENT DEVELOPMENTS

2005 Legislative Session

The Legislative Assembly convened its 73rd regular session on January 10, 2005. The session adjourned on August 5, 2005, ending the Legislature’s second longest session on record with 208 days in session. The Legislative Assembly adopted a balanced State budget for the 2005-2007 biennium, as required by the State Constitution. In adopting the State budget, the Legislative Assembly allocated available State resources, based upon the May 2005 State revenue forecast (also known as the “close of session” or “COS” forecast). The Legislative Assembly adopted an overall 2005-2007 budget of approximately $12.3 billion of combined General Fund and Lottery revenues. The current budget is approximately 12% higher than the 2003-05 legislatively adopted budget of $11.049 billion. The increase in General Fund and Lottery Fund expenditures is primarily in three program areas: education, human services and public safety. The final enacted budget for the 2005-2007 biennium provided for approximately $5.2 billion to be spent on K–12 public education, $2.6 billion on human services, $1.9 billion on public safety (including judicial), $789 million on higher education, $433 million on community colleges and $376 million on other education.

The Legislative Assembly provided for the issuance during the 2005-2007 biennium of approximately $857.4 million in general obligation bonds, $233.33 million in Lottery revenue bonds and $445.89 million in certificates of participation and other financing agreements.

The COS revenue forecast did not project sufficient revenues to allow the Legislature to fund certain new programs and all current programs and services at pre-existing levels because of increasing costs of health and other services and the State’s obligation to provide funding for public education. To arrive at a balanced budget for the 2005-2007 biennium, the Legislative Assembly combined some programs and suspended other programs that were determined through a prioritization process to be non-essential for the health, safety and welfare of Oregonians.

Revenue Forecasts

The Legislative Assembly is required by the State Constitution to balance the State’s General Fund budget. The Department of Administrative Service’s Office of Economic Analysis (“OEA”) produces a forecast of projected revenues for the biennium each March, June (May in legislative session years), September and December. If, over the course of a biennium, the forecasted revenues decrease significantly from the COS forecast, the Legislative Assembly may meet in special session to rebalance the budget, or the Governor may direct that expenditures be reduced.

In the State’s September 2006 revenue forecast, General Fund revenues are forecast to be approximately $12.607 billion. This represents an increase of just over $1 billion in General Fund resources over the COS forecast. The State anticipates that when these forecast revenues are added to the remaining $308 million balance from the 2003-2005 biennium, total available General Fund resources will be approximately $12.915 billion for the 2005-2007 biennium. After deducting legislatively enacted expenditures, the General Fund ending balance projected as of September 2006 for the 2005-2007 biennium is approximately $1.272 billion. In addition, Lottery resources are expected to total approximately $1.068 billion for the biennium. Although the amount of projected resources may increase or decrease based upon future revenue forecasts, the General Fund budget is currently balanced, based on projected revenues and the appropriated budget.

Under the Oregon Constitution, if the amount of General Fund revenues actually received in a biennium exceeds the amount of revenues estimated for the biennium by 2% or more, the excess of any revenues received over the original biennial estimate must be returned to Oregon taxpayers. Under current estimates for the 2005-2007 biennium, the State expects to return approximately $1.043 billion of personal income taxes and provide a credit of approximately $238 million to corporate income taxpayers in the 2007-2009 biennium. These amounts may increase or decrease based on future revenue projections and will ultimately depend on the amount of General Fund revenues actually received in the 2005-2007 biennium.

Each quarterly revenue forecast varies from the immediately preceding forecast due to the ever changing nature of the economic conditions and other factors upon which the forecast is based. The State does not intend to update the information provided with respect to the September revenue forecast until the next scheduled forecast in December unless, in the interim, the OEA projects such a significant decrease in combined General Fund and Lottery revenues from the COS forecast that the State anticipates additional action will be required by the Legislative Assembly or the Governor to balance the projected revenues and budgeted expenditures for the biennium.

Agency Budget Adjustments

Due to unanticipated and significant increases in requests for health and welfare services, reductions in federal funding and a failure to follow the State’s accounting controls, the State’s Department of Human Services (“DHS”) anticipated that expenditures necessary to fund its programs would exceed its initial budgeted appropriations for the 2005-2007 biennium by approximately $136 million. On April 20, 2006, at the request of the Governor, the Legislature addressed this budget shortfall in a special session. In the one-day special session, the Legislature appropriated to DHS an additional $52.9 million out of the projected ending balance that had not been appropriated during the regular session. It also appropriated an additional $83.3 million to the Emergency Board for later allocation to the DHS programs during the remainder of the biennium. Any further need for program funds by DHS is to be met from savings in DHS’ other programs or from reducing expenses. The Legislature also appropriated $42.2 million of increased Lottery revenues to Oregon’s K-12 schools. In its regular session, the Legislature appropriated approximately $30 million of General Fund revenues to the Emergency Board to cover unanticipated needs in approved agency budgets during the 2005-2007 biennium, approximately one-third of that amount remains unallocated as of September 2006.

Public Employees’ Retirement System

In the 2003 session, the Legislature enacted significant changes to the Public Employees Retirement System (“PERS” or the “System”) that were intended to reduce employer costs to fund the System. Many of the 2003 legislative changes, however, were challenged in legal proceedings in the Oregon circuit courts, the Oregon Supreme Court and in federal court. The Oregon Supreme Court ruled on several of the cases in March 2005, upholding some of the changes and rejecting others. Other cases remain pending in the Oregon courts and in federal court.

Every two years the Public Employees Retirement Board (“PERB”) establishes the contribution rates that employers will pay to fund the obligations of PERS. The rates are based upon the current and projected cost of benefits for PERS and the anticipated level of funding available from the Oregon Public Employee’s Retirement Fund, including known and anticipated investment performance of the fund. The aggregate State employer rate (Tier One, Tier Two, Oregon Public Service Retirement Program and the PERS-sponsored retirement healthcare benefit programs) adopted by PERB for the 2005-2007 biennium is 8.63% of annual covered payroll. Most State employers also pay their employees’ contribution to the System (currently 6% of salaries). The current 8.63% employer contribution rate is based upon the December 31, 2003 actuarial valuation released in January 2005. In addition to the State employer rate, State employers are also required to make a contribution to pay debt service on approximately $2.1 billion of general obligation bonds issued by the State in October 2003 to finance the State’s share of PERS’ unfunded accrued actuarial liability at that time. The net proceeds of the State’s pension obligation bonds were deposited into a PERS “side account” and used to reduce the State’s employer contribution rates. On April 27, 2006, PERB approved several changes to the methodologies it will use to value assets and liabilities of the System. The changes are intended to make the System more transparent and contribution rates more predictable and stable, to protect the funded status of the System and to insure that the System is operated in an actuarially sound manner. The changes are expected to affect employer contribution rates beginning July 1, 2007. These contribution rates will be calculated based upon the December 31, 2005 actuarial valuation, scheduled to be finalized and presented to the PERB in late 2006. The changes include switching from an Entry Age Normal method to a Projected Unit Credit cost method, valuing System assets at market value, and replacing asset smoothing with a three percent biennial collar on rate changes.

On September 15, 2006, the PERS actuary reported its anticipated December 31, 2005 Actuarial Valuation Results (the “2005 Report”) for the system as a whole to the PERB. The 2005 Report uses the new actuarial methodologies approved in April 2006. According to the 2005 Report, the Unfunded Actuarial Liability for the PERS as a whole (including pension and retiree healthcare amounts) has been reduced to $4.6 billion without including side accounts. Including side accounts, the system has a surplus of approximately $1.8 billion.

The State is pooled with other Oregon local government and community college public employers for its PERS pension program (the “State and Local Government Rate Pool” or “SLGRP”). Based on a 2004 Interim Valuation released in June 2006, PERS indicated that as of December 31, 2004, the State’s portion of the SLGRP’s share of PERS’ unfunded accrued actuarial liability was $132.3 million, taking into account the assets in the State’s “side account,” and the estimated funded ratio of the State’s share of PERS accrued actuarial liabilities was 99.0%, including amounts in the State’s side account. The State’s portion of the SLGRP’s share of PERS’ assets and liabilities is based on the State’s proportionate share of SLGRP’s pooled payroll. The State’s proportionate liability may increase if other pool participants fail to pay their full employer contributions. These amounts have not yet been updated for the December 31, 2005 actuarial valuation. Employer contribution rates for the 2007-09 will be adjusted based on the final December 31, 2005 actuarial valuation, which was anticipated to be released by December 2006.

Other Post-Employment Benefit Programs

The State of Oregon also provides healthcare benefits to retirees through PERS and the Public Employees’ Benefit Board (“PEBB”). Retired State employees can choose whether to obtain post-employment healthcare benefits through PERS or through PEBB at the time of retirement.

The Governmental Accounting Standards Board (“GASB”) has issued two pronouncements that will affect the State’s accounting and financial reporting for post-employment benefits other than pensions (“OPEB”): GASB Statement No. 43 and GASB Statement No. 45. The State is actively planning for the implementation of these two new standards, and will begin reporting for the fiscal year ended June 30, 2007 under GASB 43 and for the fiscal year ended June 30, 2008 under GASB 45. The valuation information for healthcare benefits provided through PERS presented below has been calculated under GASB Statement No. 43 valuation standards.

PERS-Sponsored Retiree Health Benefit Programs

Some Medicare eligible PERS retirees may receive a subsidy toward the payment of health insurance premiums. Based upon the 2004 Interim Valuation, the Retirement Health Insurance Account (“RHIA”) program had an unfunded actuarial liability (the “RHIA UAL”) of approximately $408.9 million, which represents a funded ratio of 27%. The RHIA UAL is calculated on a System-wide basis and therefore the State’s share has not been determined. The State’s employer contribution rate for the RHIA plan for the 2005-2007 biennium is 0.59% of covered payroll, which is included in the State’s employer contribution rate of 8.63% described above. RHIA’s contribution rate is calculated on an actuarially determined basis. No assurance can be given that the RHIA UAL or the contribution rate of State employers will not materially increase.

Another subsidy is available to pre-Medicare-age State retirees through the “Retiree Health Insurance Premium Account” (the “RHIPA”) plan. Based upon the 2004 Interim Valuation, the RHIPA plan had an unfunded actuarial liability of approximately $23 million (the “RHIPA UAL”), which is allocable entirely to the State. This represents a funded ratio of 18%. The State’s employer contribution rate to the RHIPA plan for the 2005-2007 biennium is 0.13% of covered payroll, which is included in the State’s employer contribution rate of 8.63% described above. RHIPA’s contribution rate is calculated on an actuarially determined basis. No assurance can be given that RHIPA UAL and the contribution rates of State employers will not materially increase.

PEBB-Sponsored Retiree Health Benefit Program

The State offers health insurance benefits through its Public Employees’ Benefit Board (“PEBB”) at the same blended premium rates to current employees and retirees. The retiree participants in PEBB do not receive health insurance benefits through PERS and are not yet eligible for Medicare. The State generally pays the PEBB health insurance premiums for current employees while retirees pay their own PEBB health insurance premiums. For these retiree benefits, an implicit rate subsidy exists that will be determined through an actuarial valuation. The State recently hired an actuary to perform the actuarial valuation for purposes of complying with the GASB 45 standards. Through the actuarial analysis, the State will determine the number of State retirees receiving post-employment benefits through PEBB, the extent of the benefits received and the amount of any subsidy or other liability incurred by the State with respect to those benefits. The State anticipated that the initial estimate of its unfunded liability amount for these benefits would be available by late December 2006.

Measure 37

In November 2004, Oregon voters approved a citizen initiative (“Measure 37”) that added several new statutory provisions to Oregon law. Measure 37 entitles certain landowners either (1) to compensation for the decline in the market value of their property as the result of certain land use regulations that are enacted or enforced by the State, a city, a county, or the Metropolitan Service District; or (2) to have the land use regulations waived as to the owner’s use of their property.

Measure 37 does not apply to laws that were enacted to prevent nuisances, or to protect public health, or to laws that are required to comply with federal law. A property owner is not entitled to compensation for land use regulations that were enacted before the property owner or a member of the property owner’s family acquired the property. In addition, Measure 37 may indicate that a government is not required to pay claims that arise under Measure 37 unless the government affirmatively acts to fund those claims. If claims are not paid within two years after they accrue, Measure 37 releases the property from the land use regulations, and it is not clear whether the government(s) enforcing the land use regulation(s) have any residual liability. Claims for land use regulations that were enacted before the effective date of Measure 37 must be submitted within two years of the effective date of Measure 37 or the date the land use regulation is applied as an approval criterion to a land use application submitted by the property owner, whichever is later.

Measure 37 changes Oregon statutes and not the State Constitution, so the Legislature has the power to modify Measure 37. The Legislature, however, did not enact any significant changes to the measure in its 2005 session. Because a number of Oregon land use regulations that the State enforces are also statutory, it is not clear whether State agencies will be able to modify State regulations without legislative action.

Because Measure 37 applies only to certain property owners and to certain land use regulations and permits governments to release property from the land use regulations instead of paying claims, it is extremely difficult to predict the cost to the State of Measure 37. The fiscal impact statement published with Measure 37 estimated State administrative expenses to respond to claims against the State to be $18 to $44 million per year and stated that the amount of State expenditures to pay claims for compensation could not be determined at that time.

By October 2006, the State had received approximately 2,700 Measure 37 claims. The compensation requested under those claims totaled approximately $3.5 billion. Most of the claims filed concerned existing land use regulations enforced by the Department of Land Conservation and Development, although some involved laws enforced by the Department of Transportation, Department of State Lands and other agencies. The State’s General Fund is the source of funding for most of the State agencies from which compensation is sought. Ultimately the amount of compensation paid from the General Fund for these, and later filed, Measure 37 claims is likely to be considerably smaller than the total compensation requested because, absent further legislation or appropriation of funds to pay claims, the State will elect to waive State laws rather than pay compensation. Approximately 95% of the submitted claims have resulted in the waiver of State laws, and no claims have been paid to date. There can be no assurance, however, that a similar proportion of future claims filed will be waived, or that the State will not be ordered to pay some claims as a result of litigation. The State continues to receive additional claims for compensation and appeals from the denials of claims.

A lawsuit was filed challenging the constitutionality of Measure 37 in the Marion County Circuit Court. In February 2006, the Oregon Supreme Court ruled that the measure does not violate the Oregon or U.S. Constitution. Additional lawsuits have been filed and remain pending, however, that assert the State’s actions in waiving state laws or denying claims do not comply with Measure 37 or are unlawful or violate the Oregon Constitution for other reasons. Claimants have asserted, for instance, that under Measure 37 State agencies lack the authority to waive statutory land use restrictions because the measure provides that only the governing body that enacted a law may waive it (and that is the Legislature in the case of statutes). The Oregon courts have not yet addressed this issue. If the courts determine that only the Legislature can waive statutory land use restrictions, the Legislature may address that issue by enacting legislation expressly delegating such authority to State agencies, and the State believes that such legislation may be retroactive. If the Legislature chooses not to act, claimants for whom the State had waived enforcement of a regulation may be entitled to compensation. The impact of these cases on the interpretation and implementation of Measure 37 is uncertain.

The State cannot predict how Measure 37 will ultimately be interpreted, whether the Legislature may change any provisions of Measure 37 in future legislative sessions or the amount of claims compensation that may be payable from the General Fund in the 2005-2007 biennium or later.

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State Constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements. Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Because many proposed initiative measures are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Proposed Initiative Measures that Qualify to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. For the 2006 general election, the requirement was eight percent (100,840 signatures) for a constitutional amendment measure and six percent (75,630 signatures) for a statutory initiative. The last day for submitting signed initiative petitions for the 2006 general election was July 7, 2006. Of the 165 petitions submitted to the Secretary of State, only 10 petitions garnered sufficient signatures to appear on the November 2006 ballot. Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact.

Historically, a larger number of initiative measures have qualified to be placed on the ballot than have been approved by the electors. According to the Elections Division of the Secretary of State, the total number of initiative petitions that have qualified for the ballot and the numbers that have passed in recent general elections are as follows:

Year of General Election	Number of Initiatives that Qualified	Number of Initiatives that Passed
1994	16	9
1996	16	4
1998	16	6
2000	18	8
2002	7	3
2004	6	2
2006	10	3**

**	Unofficial results.
Source:	Elections Division, Oregon Secretary of State.

Initiative Measures on the 2006 General Election Ballot

Three initiative petitions were approved by the voters at the general election held on November 7, 2006. One measure expands the availability of a low-cost, bulk purchasing prescription drug program currently offered by the State. The expansion of the program is not expected to have a material impact on the State’s General Fund, because most of the program’s costs are paid by the individuals who purchase medications through the program. The second measure prohibits governmental entities from using their condemnation powers to transfer property to private entities. This measure could cost the State approximately $8 million to $17 million a year in increased costs associated with the condemnation process. The third measure involves campaign finance reform and is not expected to have any financial impact on the General Fund.

Referendum Petitions

Within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. For the 2006 general election, that requirement was 50,420 signatures. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

Claims Against the State of Oregon Exceeding $50 Million

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc.

The State and Philip Morris, Inc. (“Philip Morris”), together with a number of other states and U.S. territories (the “Settling States”) and tobacco manufacturers, are parties to a Master Settlement Agreement (the ‘MSA”). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025.

Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State is entitled to 60% of all punitive damages awards. (The constitutionality of that statute has been upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State will continue to defend the constitutionality of the statute.)

Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals and the Oregon Supreme Court again held that the original punitive damages award of $80 million was correct. Philip Morris has filed another appeal to the United States Supreme Court, and the court has accepted review.

Philip Morris appealed the Schwarz decision to the Oregon Court of Appeals. On May 17, 2006, the Court of Appeals issued its decision, holding that an instruction given to the jury with respect to the awarding of punitive damages was erroneous. The court vacated the punitive damages award and remanded the case back to the trial court for a new determination of the amount of punitive damages. The plaintiff has petitioned the Oregon Supreme Court for review of the Court of Appeals’ decision.

Philip Morris has notified the State that, if Philip Morris must pay punitive damages in the Oregon cases, and if part of the award is payable to the State, Philip Morris intends to treat any such payment to the State as a release of, or an offset against, moneys payable to the State under the MSA. If Philip Morris’ appeal in the Williams case is denied, the State may receive approximately $48 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award from that case. In that event, Philip Morris has indicated that the State would receive correspondingly less under the MSA. Any amount offset by Philip Morris would match the punitive damages received by the State. The State disagrees with Philip Morris’s position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris has been assigned to a judge in the Multnomah County Circuit Court. The court, however, has reinstated a stay in the case pending a final decision in the Schwarz and Williams cases.

Non participating Manufacturer Claims

Under the MSA, there is a non-participating manufacturers’ adjustment (“NPM Adjustment”) that operates to reduce the payments of the participating manufacturers (“PMs”) under the MSA in the event that the PMs incur losses in market share to non-participating manufacturers (“NPMs”) during a calendar year as a result of the PMs’ participation in the MSA. Three conditions must be met to trigger an NPM Adjustment for one or more Settling States: (1) the aggregate market share of the PMs in any year must fall more than 2% below the aggregate market share held by those same PMs in 1997 (a condition that has existed for every year since 2000), (2) a nationally recognized firm of economic consultants must determine that the disadvantages experienced as a result of the provisions of the MSA were a significant factor contributing to the market share loss for the year in question, and (3) the Settling States in question must be proven to not have diligently enforced their Model Statutes.

Each of the three original PMs notified the Settling States that, in connection with the market share loss for calendar year 2003, they are seeking an NPM Adjustment. In March 2006, the economic consultants hired to make the significant factor determination, the Brattle Group, announced its decision that the operation of the provisions of the MSA was a significant factor contributing to the market share loss related to 2003.

The NPM Adjustment is applied to the subsequent year’s annual payments and the decrease in total funds available as a result of the NPM Adjustment is then allocated (based on their allocable share of the market) among those Settling States that have been found (i) to have not diligently enforced their Model Statutes, or (ii) not to have enacted a Model Statute or Qualifying Statute (an “NPM Statute”). In the case of a state that is determined to have enacted an NPM statute that is declared invalid or unenforceable, the loss is capped at 65% of their allocable share. So, those states will not get a full allocation of loss.

The State of Oregon enacted an NPM Statute and believes that it has been diligently enforcing that statute. The diligence of any state’s enforcement efforts, including Oregon’s, has not been considered by any court. In April 2006, some of the PMs paid part of their annual MSA payments to an escrow account for disputed amounts instead of to the states. As a result, Oregon received approximately $8 million less than its anticipated April 2006 payment of $75 million. It is possible that the PMs could withhold more from the State’s payments in the future. The State intends to refute vigorously any claims that it has not diligently enforced its NPM Statute. On April 23, 2006, the State filed suit in Oregon’s Multnomah County Circuit Court against the PMs. Its complaint asserts that the State is entitled to the full amount of MSA payments because the State enacted, and has diligently enforced, its NPM Statute. Several other states have also filed suits. The court, however, has determined that the case should be heard in arbitration. It is possible that the court will order the State to participate in a nationwide arbitration that includes other states whose cases have been determined to be subject to arbitration. The process for when and how such an arbitration will take place has not been determined.

Cases Challenging Expenditure Reductions

A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-2005 biennia. The cases challenge various expenditure reductions that have been made by the Legislature to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $200 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State’s General Fund.

Challenges Related to PERS

Several Oregon employees filed lawsuits challenging various aspects of the 2003 legislation that enacted significant changes to PERS. The PERS legislation, among other things, affected the earnings calculation on Tier One members’ accounts, created a new retirement program, blocked further contributions to variable rate accounts, and required updated actuarial tables. The initial challenges to the PERS legislation were consolidated and decided by the Oregon Supreme Court in 2005. Several additional lawsuits remain pending in the Oregon state circuit courts and in the United States Court of Appeals for the Ninth Circuit. The Ninth Circuit recently heard arguments in two of the PERS cases. One of those cases challenges the updated actuarial tables and was affirmed in part, reversed in part and remanded back to the lower court for further proceedings related to the procedural posture of the case. In the other case, in October 2006 the Ninth Circuit upheld the PERS legislation under the federal constitution.

The PERS legislation also provided a statutory remedy to a prior case filed by the City of Eugene and other public employers. In that case, the trial court ruled, among other things, that PERB credited too much in 1999 earnings to certain member accounts. The decision was appealed by PERS members who intervened in the case. The original parties in the case entered into a settlement agreement in which PERB agreed, among other things, to reduce the 1999 earnings credited to certain member regular accounts. In 2005, the Oregon Supreme Court dismissed the appeal of the case as moot and in July 2006, the court vacated the underlying trial court judgment.

The Supreme Court’s decision in the City of Eugene appeal will affect certain pending cases that challenge PERB’s actions taken to address the 1999 over-crediting addressed in the litigation, the City of Eugene settlement, and PERS legislation. This decision will most directly affect a class action suit filed by certain retirees which challenges

PERB’s recovery of funds from the 1999 earnings over-crediting. The amount at issue is approximately $800 million. If the court finds in favor of the retirees, PERS may be required to devise an alternative method to recover the funds.

The most recent actuarial valuations of the PERS system take into account the court decisions in existence when the valuations were completed. The outcome of the pending federal and state cases challenging the Legislature’s and PERB’s actions may affect the PERS system’s UAL in the future. Nevertheless, the State believes that, in the pending litigation described above, there are strong legal arguments for upholding the 2003 legislation and PERB’s actions.

School Funding Case

On March 21, 2006, a group of school districts and students filed a lawsuit against the State in Multnomah County Circuit Court, Pendleton School District 16R et al. v. State of Oregon. The plaintiffs claim that the Legislature’s funding of public K-12 education is inadequate under Article VIII, sections 3 and 8 of the Oregon Constitution. Section 3 of the Oregon Constitution requires the Legislature to establish a system of common schools. Section 8, adopted in 1999 through an initiative, provides in part that “[t]he Legislature shall appropriate in each biennium a sum of money sufficient to ensure that the state’s system of public education meets quality goals established by law, and publish a report that either demonstrates the appropriation is sufficient, or identifies the reasons for the insufficiency.”. The Legislature has enacted a number of statutory goals for the State’s public education system. The Governor also created the Oregon Quality Education Commission. The commission is charged with determining the amount of moneys sufficient to ensure that the State’s system of K-12 education “meets the quality goals.” In 2002 and 2004, the commission issued reports that recommended funding levels that were, respectively, $1.4 and $1.8 billion higher than the amount appropriated by the Legislature. The plaintiffs have asked the court to declare (i) that the Legislature must appropriate a sum sufficient to maintain an adequate school system and to fund the statutory quality goals and (ii) that the Legislature failed to appropriate sufficient moneys for the 2005-07 biennium. Plaintiffs have also requested that the court require the Legislature to appropriate moneys for the current biennium to meet the quality goals. The State disagrees with the plaintiffs’ interpretation of the constitution and intends to defend vigorously the Legislature’s funding levels. In September 2006, the trial court ruled in favor of the State on the parties’ motions for summary judgment. The plaintiffs are expected to appeal the ruling to the Oregon Court of Appeals. During its April 2006 special session, the Legislature appropriated an additional $42.2 million for K-12 education. During the regular session that will convene in January 2007, the Legislature has the power, if it chooses, to revise the quality goals, increase funding, or both. It is too early in the litigation for the State to have fully investigated and evaluated the claims, the potential range of defenses and any actions that may be taken in response to an adverse decision by the court. Therefore, at this time the State cannot predict the potential impact of this case to the General Fund.

Challenge to Tort Claims Act Limits

On July 5, 2006, the Oregon Court of Appeals decided a case challenging the constitutionality of parts of the Oregon Tort Claims Act, Clarke v. Oregon Health Sciences University (“OHSU”). Under the Act, the State’s common law sovereign immunity from suit is lifted and claims may be brought against a public body in Oregon, including the State. The liability of public bodies, however, is capped at $200,000 for individual claims in tort. In addition, the public body may be substituted as a defendant in lieu of individual employees of the public body, thereby limiting recovery for claims against individual employees to the limits applicable to public bodies. In Clarke, the plaintiff was severely disabled as a result of the negligence of health professionals employed at OHSU. The damages alleged amounted to approximately $12 million.

Article I, Section 10 of the Oregon Constitution provides the right to a remedy to persons who are injured in their person, property or reputation. The Court of Appeals concluded in Clarke that, based upon the amount of damages alleged, the substitution of OHSU for the individual plaintiffs, with the resulting $200,000 cap on the amount of potential recovery, did not provide a substantial remedy to plaintiff in lieu of what he would have been able to claim at common law. Therefore, the substitution of OHSU for the individual plaintiffs, under the facts at issue in Clarke, violated Article I, Section 10 of the Oregon Constitution.

The impact of the court’s holding in this case on other public bodies, such as the State is uncertain. The Oregon Supreme Court has accepted review of the Court of Appeal’s decision. Under the Act, the State currently indemnifies its employees for any liability that they incur within the scope of their work. Accordingly, if the Oregon Supreme Court upholds the earlier decision, it may mean that the State must pay higher amounts to indemnify its employees because the State may not substitute its limited liability for its employees. The State is in the process of assessing its potential exposure to such increased liability amounts and has not determined the extent of any increased liability it may incur. The State self insures through the Risk Management Fund and is still evaluating the impact, if any, that the Clarke decision may have on the Fund. Presently, it is too early to determine a specific course of action the State may take if the Oregon Supreme Court upholds the decision in Clarke.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

Risk Factors Affecting the South Carolina Fund

The South Carolina Fund will invest most of its net assets in obligations (the “South Carolina Obligations”) issued by or on behalf of the State of South Carolina (the “State”), political subdivisions of the State, school districts of the State, and agencies and instrumentalities of the State. The South Carolina Fund is therefore susceptible to general or particular economic, political, or regulatory factors that may affect the issuers of the South Carolina Obligations. The following information constitutes only a general overview of the State’s laws relating to the issuance of debt and some of the factors that may have an effect on the creditworthiness of the South Carolina Obligations. This information is derived from official statements of the State and from other publicly available information. Although it is believed to be accurate, no independent verification has been made of any of the following information.

General. The State has the power to issue (a) general obligation bonds secured by the full faith and credit of the State, and (b) revenue bonds secured solely by a revenue producing project or from a special source, which source does not involve revenues from any tax. The State’s power to issue general obligation bonds includes the power to issue, in addition to bonds secured solely by the full faith and credit of the State, State Highway Bonds (which are additionally secured by so much of the revenues as may be made applicable by the General Assembly for State highway purposes from any and all taxes or licenses imposed upon individuals or vehicles for the privilege of using the public highways of the State) and State Institution Bonds (which are additionally secured by the respective special funds created at each State institution of higher learning from the tuition fees imposed at such institution).

South Carolina political subdivisions (other than school districts) are empowered to issue (a) general obligation bonds, which are secured by the full faith and credit of the applicable political subdivision, and not by the resources of the State of South Carolina or any other political subdivision, and (b) revenue bonds secured solely by a revenue-producing project or from a special source, which source does not involve revenues from any tax or license. South Carolina school districts are empowered to issue general obligation bonds secured by the full faith and credit of the applicable school district. Most political subdivisions of, and all school districts in, the State are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.

Generally, the creditworthiness of South Carolina Obligations issued by political subdivisions and school districts of the State is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on such local obligations. The State is a “home rule” jurisdiction, and therefore the State has no direct supervisory or approval rights over local debt issuances. There are numerous political subdivisions and school districts within the State, each of which has its own fiscal policy and debt tolerance, and each of which has varying degrees of financial strength. Moreover, the State maintains only limited records of the current debt structure and financial position of such political subdivisions and school districts. Accordingly, no assurance can be given that such political subdivisions and school districts will have the ability to repay their indebtedness or that, if such indebtedness is paid, it will be paid in a timely fashion.

State General Obligation Debt Limit. Under Article X of the South Carolina Constitution, the State may issue general obligation debt without either a referendum or a supermajority vote of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X, Section 13(6)(c) of the South Carolina Constitution limits the issuance of general obligation debt of the State such that, in the absence of a referendum or a supermajority vote of the General Assembly, maximum annual debt service on all general obligation bonds of the State (excluding State Highway Bonds, State Institution Bonds, tax anticipation notes, and bond anticipation notes) may not exceed five percent (5%) of the general revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Article X, §13(6)(c) of the South Carolina Constitution further provides that the percentage rate of general revenues of the State by which general obligation bond debt service is limited may be reduced to not less than four percent (4%) or increased to not more than seven percent (7%) by legislative enactment passed by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives.

During the 2002 session of the General Assembly, the limitation on general obligation bond debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was increased from five percent (5%) to five and one-half percent (5.5%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the “State General Obligation Economic Development Bond Act,” codified at South Carolina Code Sections 11-41-10 et seq. Section 11-41-60 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the State General Obligation Economic Development Bond Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds).

During the 2004 session of the General Assembly, the limitation on general obligation debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was further increased from five and one-half percent (5.5%) to six percent (6%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the “South Carolina Research University Infrastructure Act,” codified at South Carolina Code Sections 11-51-10 et seq. Section 11-51-50 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the South Carolina Research University Infrastructure Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Section 11-51-40 of the South Carolina Code limits the amount of general obligation debt that may be outstanding at any one time pursuant to the South Carolina Research University Infrastructure Act to two hundred and fifty million dollars ($250,000,000).

Political Subdivision and School District General Obligation Debt Limit. Political subdivisions and school districts of the State have the power to issue general obligation debt without a referendum in an aggregate principal amount that does not exceed eight percent of the assessed value of all taxable property within the taxing jurisdiction of such political subdivision or school district. General obligation debt that is approved in a public referendum is not subject to the limitation. Similarly, certain special classes of indebtedness (for example, tax increment bonds, bond anticipation notes, special tax or assessment bonds, and tax anticipation notes) are also not subject to this limitation.

Article X of the South Carolina Constitution requires the levy and collection of an ad valorem tax to pay debt service on general obligation bonds. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Revenue Bonds. Revenue bonds issued by the State or a political subdivision thereof (which, under State law, may include industrial development bonds or other conduit issues) are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source, and are not subject to any debt limit. The repayment of revenue bonds depends entirely on the quality of the pledged revenue credit. No assurance can be given that the pledged revenue credit for any particular South Carolina Obligation will be sufficient to pay debt service on such South Carolina Obligation or that, if such debt service is paid, it will be paid in a timely fashion.

State Budgetary Process and Fiscal Planning. Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Article X, Section 7(c) requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to three percent (3%) of the general fund revenue of the last completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the three percent (3%) requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to two percent (2%) of the general fund revenue of the last completed fiscal year. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 of the current fiscal year project that revenues for such fiscal year will be less than expenditures authorized by appropriation for such fiscal year, then such fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that such Fiscal Year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to such fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the South Carolina Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year-end deficit.

Recent State-Level Financial Results. Over the course of nine fiscal years through June 30, 2000, the State’s process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all by the 1991-1992 fiscal year. The revenue estimate for the State’s Budgetary General Fund at the beginning of fiscal year 2000- 2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State’s Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State’s

Capital Reserve Fund of $98,610,931 as required by the South Carolina Constitution and the State’s fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated one percent (1%) agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year end left the reserve funded at $60.5 million. As noted above, the South Carolina Constitution provides that the General Reserve Fund must be restored within three years to its full-funding amount of three percent (3%) of the State’s Budgetary General Fund revenues for the latest completed fiscal year.

On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State’s Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of four percent (4%) for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State’s Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million which were to be paid regardless of the revenue shortfall.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State’s Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2001-2002, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State’s General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund’s full funding amount for fiscal year 2002-2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board, at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State’s Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board, at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State’s General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2003-2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board, at its August 20, 2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State’s Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003-2003 deficit in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003. Acting on the advice of counsel under question of the State Budget and Control Board’s constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.

The State’s Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

As required by the South Carolina Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.

The revenue estimate for the State’s Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2004-05 budgetary general fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-05 appropriation act estimate. On August 11, 2005, the State’s Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.

The revenue estimate for the State’s Budgetary General Fund for fiscal year 2005-06 as enacted by the General Assembly was $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2005-06 budgetary general fund revenue to $6,241.6 million, an increase of $275.7 million or 4.6% over its original fiscal year 2005-06 estimate. On February 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-06 budgetary general fund revenue to $6,391.5 million, an increase of $149.9 million, and 7.1% over its original fiscal year 2005-06 estimate. Through June 30, 2006, total general fund revenue collections exceeded prior year collections for the same period by $550 million or 9.6% The 2005-06 appropriation act made provision for restoration of the general reserve fund and full funding of the capital reserve fund to their constitutionally required amounts. At June 30, 2006, both the general reserve and the capital reserve funds were fully funded at $153.5 million and $102.3 million, respectively.

Financial Statements. The General Fund Financial Statements for the State for fiscal year 2005 were made available as of December 28, 2005. These Financial Statements, together with the State of South Carolina Annual Financial Report for the fiscal year ended June 30, 2005, may be found at www.cg.state.sc.us.

State Debt History and Ratings. The State of South Carolina has not defaulted on its bonded debt since 1879. The State’s credit rating was downgraded from “AAA” to “AA+” by S&P in January 1993, following several years of budgetary difficulties. The State’s “AAA” rating was restored by S&P in 1996, but was again downgraded to “AA+” by S&P in 2005. S&P generally cited the overall economic climate in the State, including the unemployment rate, as the basis for the downgrade. Moody’s has continued to assign its “Aaa” rating to the debt of the State, although in December of 2003 Moody’s assigned a “negative” outlook to the State’s general obligation debt. The “negative” outlook remains in effect as of the date hereof. Therefore, as of the date hereof, S&P rates the State’s general obligation debt “AA+”, Moody’s rates the State’s general obligation debt “Aaa” with a negative outlook, and Fitch rates the State’s general obligation debt “AAA.” The foregoing ratings are of South Carolina’s general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not secured by the full faith and credit of the State.

State Pension Plans. The State maintains five statutorily established pension plans covering teachers and general State employees (“SCRS”), firemen and police officers (“PORS”), judges and solicitors (“JSRS”), members of the General Assembly (“GARS”), and members of the National Guard (“NGRS”). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (June 30, 2005), membership and the remaining amortization period of unfunded accrued liability in these plans was as follows: SCRS, 181,827 active, 89,607 retired, 27-year amortization period; PORS, 23,734 active, 9,056 retired, 16-year amortization period; GARS, 209 active, 297 retired, 23-year amortization period; JSRS, 128 active, 139 retired, 28-year amortization period; and NGRS, 3,425 active, 2,535 retired, 30-year amortization period.

State Economic Characteristics. The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross State Product. Prior to the 2001 recession, the leading contributors to South Carolina’s gross state product were the manufacturing (21%), trade, transportation and utilities (19%), government (16%), and financial services (15%) industries. Since that time, the State’s overall economic profile has gradually diversified. December 31, 2005 projections indicate that the trade, transportation and utilities (19%) component of gross state product will exceed manufacturing (18%), followed by financial activities (17%), government (15%) and professional and business services (9%). Among the fastest growing contributors to South Carolina’s gross state product are educational and health (46% projected growth over the period 2000—2005), information (38%), financial (35%) and professional and business services (31%) industries. Despite a nationwide decline in manufacturing, South Carolina’s manufacturing industry is projected to have grown at 4% on the same basis. South Carolina’s gross state product is projected to have grown 24% from 2000—2005.

Employment. On an adjusted basis, South Carolina’s unemployment rate at December 31, 2005 was 6.8%, unchanged from December 31, 2004. At August 2006, South Carolina’s unemployment rate was 6.6%, while the national unemployment rate was 4.6%. Over the past four years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the State’s unemployment rate are declines in manufacturing jobs (declining21% from 2000 to 2005), and strong growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural job count advanced 5.5% from 2000-2005 to 2.08 million. Strongest growth occurred in the service sector. Strongest job growth through the period 2000-2005 occurred in the educational and healthcare (18.3) and other services (25.5%) industries, followed by the financial (12%) and leisure and hospitality (7.5%) industries.

Per Capita Income. The State’s per capita income advanced at a slower pace than the U.S. average during 2005. State per capita income increased to $28,331,81.7% (compared to 81.9% in 2004) of the national per capita income, and 91.0% (compared to 90.0% in 2004) of the southeast average per capita income.

Population. The State’s population estimate at July 1, 2005 was 4.255 million. The State’s rate of growth is presently the 13th fastest in the United States.

Economic Development. For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments, which are expected to create about 12,370 new jobs. In calendar year 2004, the Department of Commerce assisted with the expansion or location of firms creating 13,491 jobs. Those companies invested $2.76 billion in the State, up 146% over 2003. In 2004, the Department of Commerce reported that the projected average wage for Commerce-assisted job creation was $34,773, up 7% from 2003, and 128% of the State’s per capita income. More than 3,300 jobs were created in the State’s rural areas. Manufacturing was the leading sector for investment (94%) and job creation (61%). In calendar year 2003, the Department of Commerce reported that companies announced $1.1 billion in economic development projects during the year, which were expected to create 8,700 new jobs. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website http://www.sccommerce.com.

Litigation. There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. As of October 18, 2006, the date of the State’s last published Official Statement relating to its general obligation debt, the Attorney General of the State advised that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of the Acts and Joint Resolutions of the South Carolina General Assembly of 1989. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature or a vested property right and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the South Carolina Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

In light of the State Supreme Court’s dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner’s refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decisions of the Administrative Law Court. The State requested that the Supreme Court assume jurisdiction of the petition for judicial review in an effort to expedite a final ruling on the appeal; however, this request was denied and the appeal remains pending in the Circuit Court. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

The State’s estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $750 million in refunds of previously paid taxes, and $60-$70 million annually in lost tax revenue going forward.

Abbeville County School District, et al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in the action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding (a) that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; (b) that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; (c) that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; (d) that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; (e) that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and (f) that the students in the school districts are denied the opportunity to receive a minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were filed in January 2006, with briefs filed on April 4, 2006. As of January 8, 2007, the Court has yet to make a decision on the reconsideration request. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 appropriation act for $23 million to be expended for the purpose of initially addressing the Court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which state troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (“FLSA”) and the State Wage Payment Act. The court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Layman, et al., v. State of South Carolina. Four State employees, on their own behalf and alleging that they are representatives of a class, filed a complaint in the Richland County Court of Common Pleas asserting among other things that by requiring that employees who return to work after retirement (including employees participating in the Teacher and Employee Retention Incentive Program) resume making contributions into the retirement system, the provisions of Act No. 153 (as described above under the heading “GOVERNMENTAL STRUCTURE – Pension Plans”) constitute a breach of contract, an unconstitutional impairment of the plaintiffs’ contract rights, an unconstitutional taking of the plaintiffs’ property, and that such contributions are precluded by promissory estoppel. The complaint seeks damages, refunds, and a preliminary and permanent injunction enjoining the State from applying the Act to the plaintiffs. The plaintiffs filed a motion for the case to be heard by the South Carolina Supreme Court in its original jurisdiction. On August 11, 2005, the Supreme Court assumed jurisdiction of this case and set up a briefing schedule. The Court heard oral arguments on December 1, 2005. On August 26, 2005, the Supreme Court certified a class of South Carolina TERI participants who retired before July 1, 2005 and other working retirees who returned to work after retirement, but before July 1, 2005. On May 4, 2006, the Supreme Court issued its order holding that the TERI statute created a contract for retirees who entered the TERI program prior to July 1, 2005, and that contract was breached by requiring retirement contributions. The Court ordered the South Carolina Retirement System (SCRS) to refund all contributions received by these retirees while they were participating in the TERI program, plus interest. The Supreme Court remanded the issue of breach of contract related to the working retirees who retired and returned to work (not under the TERI program) prior to July 1, 2005. The State and SCRS filed a Petition for Rehearing on May 19, 2006. On June 1, 2006, the Supreme Court denied the State and SCRS’s petition in most respects; however, the Court did agree to decertify the class. The Court further ordered SCRS to make refund contributions to TERI participants who entered TERI prior to July 1, 2005, by July 1, 2006 with interest of 4%. (The interest rate was changed from 6% to 4% in Supreme Court Order dated June 6, 2006). Post judgment interest of 11.25% would begin to accrue on July 1, 2006 for refunds not paid by that date. The Court also remanded the case for a determination of whether attorneys’ fees are appropriate under SC Code Section 15-77-300 and if so, the amount of those attorneys’ fees. SCRS has effected the refunds which totaled approximately $36.5 million, excluding interest.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. Civil Action Number 2005-CP-22-756. The case is a putative class action case filed on August 9, 2005, alleging that provisions in Act 153 requiring working retirees in the Police Officers Retirement System (“PORS”) and the South Carolina Retirement System (“SCRS”) to make employee contributions are unconstitutional and illegal. Specifically, the plaintiffs allege that the provisions of Act 153 requiring working retirees to make contributions impairs contractual rights, constitutes an unlawful act of taking property, and violates due process. Plaintiffs seek a declaration that provisions in Act 153 affecting members who retired prior to July 1, 2005, are unconstitutional, an injunction enjoining the defendants from collecting employee contributions from plaintiffs, and a refund of all contributions paid by working retirees under Act 153, including attorney’s fees. If the plaintiffs were to prevail, the defendants estimate the potential loss from the South Carolina Police Officers System to be $2.15 million and the amount from the South Carolina Retirement System to be $55.4 million (the same estimate as in Layman, but the amount will not be duplicated). If the Court were to issue an adverse decision prior to July 1, 2006, the estimate would be prorated for the period from July 1, 2005 until the date of the decision. The South Carolina Police Officers System, the South Carolina Retirement System, and the State of South Carolina believe their defense is meritorious and they are vigorously defending the case.

Other litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us.

Property Tax Reform; Sales Tax Swap. Act No. 388 of the Acts and Joint Resolutions of the General Assembly of the State of South Carolina for the year 2006 eliminates all school operating taxes on owner occupied homes, with a two-thirds vote required in the House and the Senate to change this provision.

Sales Tax Swap. The state sales tax will be increased by one cent, excluding food and accommodations, effective June 1, 2007. Taxpayers will receive relief from the school operating exemption on their tax bills due in January 2008. Revenues from the additional one cent tax will be placed into a trust fund. The trust fund will be used to (in priority order) to replace the eliminated school operating taxes on owner occupied homes with revenues from the one cent general sales tax imposed; then provide $2.5 million total in minimum replacement funding for each county to be distributed among the school districts; then, if funds are available, roll back county operations taxes on owner occupied homes as far as possible, as remaining funds are available from imposition of the new one cent general sales tax. If the revenues in the trust fund are ever insufficient to remove all school operating property taxes on owner occupied homes based on the growth factors outlined in the act, the difference must be made up from the General Fund. Only the school operating replacement funds and the funds for the $2.5 million floor become an obligation of the General Fund if growth is ever not sufficient to cover the obligations of the fund.

School District Reimbursements in Fiscal Year 2008-09 for Tax Year 2008. The aggregate amount of money available for disbursement will be increased by a percentage equal to the consumer price index plus population growth for the state. No district will ever receive less than they received in the first year. The incremental increase will be reimbursed on Weighted Pupil Units (WPU’s) with an add-on weight of .20 for eligible students in poverty. The distribution for the additional property tax credit for non-school county operating will be implemented like the distribution for the $100,000 school operating exemption. The relief will be in the form of a credit, not an exemption. The dollar amount of the credit will change each year.

Local Option Sales Tax Swap. This provision allows individual county referenda to impose additional Local Option Sales Tax (LOST) up to one cent, in increments of one-tenth to reduce property taxes; but will be revised such that this is to be layered on top or after the one-cent general sales tax increase/swap being imposed. The referendum could be voted on as early as November, 2006 for imposition of a sales tax effective July 1, 2007. A rescission referendum may be considered after two years, and every two years thereafter. Food, accommodations, and items subject to a maximum tax are exempt from this additional tax. Distributions will be made quarterly, with formulas established for multi-county school districts. Any new LOST approved by voters would apply to county and/or school operations and would apply to all classes of property. The referendum will be in 0.1 cent increments up to one cent. School operating revenue from the swap, as certified by the Office of Research and Statistics, will be considered part of the local maintenance of effort.

Other Local Property Tax Changes. Property taxing entities are prohibited from raising the operating millage rate by more than population growth plus the increase in the Consumer Price Index. This cap may not be overridden except in the case of an emergency situation, as listed below. This increase requires a 2/3 vote of the local governing body. The additional tax must be listed separately on the tax statement, and may only be put into effect for the amount of time necessary to remedy the emergency. Allowable emergency situations are a previous year’s deficit; a catastrophic event; court order or decree; loss of a taxpaying entity that made up more than 10% of the county’s property tax revenue; or a federal or state requirement enacted after date of ratification.

Pro-rata taxing is initiated, bringing new construction onto the tax roll within one month of the issuance of a certificate of occupancy. Property with improvements completed prior to July 1 will have the improved value applied to the current year, and improved property completed after July 1 will have improvements applied in the next year. A voluntary installment payment plan for property taxes is initiated. Counties may choose whether or not to allow the plan in their county. The plan is optional for taxpayers. It will consist of six payments paid in advance. Any non-property tax or state revenues are exempt from the millage limitation calculation. (e.g., grants, federal funds, etc.)

Additional Tax Relief. Beginning October 1, 2006, the existing sales tax on groceries (non-prepared food) was permanently reduced from 5 cents to 3 cents on the dollar. For 2006 only, the two days after Thanksgiving (Friday and Saturday) were a total sales tax holiday (including all purchases but excluding accommodations and items subject to a maximum tax). The Education Improvement Act will be held harmless in FY 2006-2007 from the negative effect of removing 2 cents on food, the difference being made up from the General Fund. Effective July 1, 2006, a county governing body may place a question on the ballot as to the removal of a currently imposed local option sales tax, without a petition from the citizens. If the local option sales tax remains in effect, it must be used to relieve property tax on the remaining classes.

Other Provisions. Changes were made to discontinue future alternate school district financing programs after December 31, 2006. From August 31 to December 31, districts were still permitted to undertake such programs, but they could not rely on operational millage as a source of repayment. Beginning January 1, 2007 such contracts must be counted under the constitutional 8% debt limit.

A Sales Tax Exemption Study Committee will be appointed to report findings to the General Assembly, recommend changes, and publish a comparison to other states. A report must be published no later than 2010, but the report may be completed earlier at the Committee’s discretion.

APPENDIX C

Risk Factors Affecting the New York Fund

This Appendix contains the Annual Information Statement of the State of New York (“AIS”), and the Update to the Annual Information Statement (“Update”) released on the dates specified herein. The AIS and Update set forth the information about the financial condition of the State of New York. The State intends to further update and supplement the AIS as described therein.

THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK.

THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED

IF THE SERIES’ REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL

INFORMATION) IS TRUTHFUL OR COMPLETE.

The AIS set forth in this Appendix is dated June 12, 2006 and contains information only through that date. This Appendix sets forth sections of the AIS entitled “Current Fiscal Year.” The remaining sections of the AIS set out under the headings “Prior Fiscal Years,” “Economics and Demographics,” “Debt and Other Financing Activities,” “State Organization,” “Authorities and Localities,” “Litigation,” “Exhibit A” and Exhibit B” are not included herein.

The Update set forth in this Appendix is dated November 6, 2006 and contains information only through that date. This Appendix sets forth the sections of the Update containing extracts from the Mid-Year Update to the 2006-2007 Financial Plan issued by the Division of the Budget on October 30, 2006 and a discussion of special considerations that may affect the State’s Financial Plan projections.

The entire AIS and Update, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (“NRMSIR”). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS and Update are available on the Internet at http://www.state.ny.us.

[Subsequent Sections of the AIS Are Not Set Forth Herein]

Annual Information Statement of the State of New York

Introduction

This Annual Information Statement (“AIS”) is dated June 12, 2006 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the “State”) and replaces the Annual Information Statement dated May 4, 2005 and all updates and supplements thereto. The AIS is scheduled to be updated in August 2006, November 2006, and February 2007 and is subject to being supplemented from time to time as developments may warrant. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

(1)	A section entitled the “Current Fiscal Year” that contains (a) extracts from the 2006-07 Enacted Budget Financial Plan dated May 12, 2006 prepared by the Division of the Budget (“DOB”), including the State’s official Financial Plan projections and (b) a discussion of potential risks that may affect the State’s Financial Plan during the current fiscal year under the heading “Special Considerations.” The first part of the Enacted Budget Financial Plan summarizes the major components of the 2006-07 Enacted Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on projected total receipts and disbursements in the State’s governmental funds in 2006-07.

(2)	Information on other subjects relevant to the State’s fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State’s revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

(3)	The status of significant litigation that has the potential to adversely affect the State’s finances.

DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from a number of sources, including the Office of the State Comptroller (“OSC”), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled “Litigation” is furnished by the State Office of the Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State’s financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. OSC expects to issue the Basic Financial Statements for the 2005-06 fiscal year in July 2006. Copies may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 and will be available on its website at www.osc.state.ny.us.

Usage Notice

The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a “CDA”).

An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB’s website is being provided solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on the website is not intended as a republication of the information therein on any date subsequent to its release date.

Neither this AIS nor any portion thereof may be (i) included in a Preliminary Official Statement, Official Statement, or other offering document, or incorporated by reference in an Official Statement unless DOB has expressly consented thereto following a written request to the State of New York, Division of the Budget, State Capitol, Albany, NY 12224 or (ii) considered to be continuing disclosure in connection with any offering unless a CDA relating to the series of bonds or notes has been executed by DOB. Any such use, or incorporation by reference, of this AIS or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document or continuing disclosure filing or incorporated by reference in any Official Statement or other offering document or continuing disclosure filing without such consent and agreement by DOB is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this AIS if so misused.

Current Fiscal Year

The 2006-07 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor through May 12, 2006.

The 2006-07 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2006-07 Enacted Budget Financial Plan set forth herein.

2006-07 Enacted Budget Financial Plan

The State finalized the Enacted Budget for 2006-07 on April 26, 2006. The General Fund is balanced on a cash basis, with annual spending projected to grow by over 9%, reflecting substantial increases in school aid, health care, and higher education. All Governmental Funds (hereafter referred to as “All Funds” which comprises the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds) spending, which includes Federal aid, is estimated at $112.5 billion, an increase of 7.8% from 2005-06. State tax receipts are expected to return to a historical growth rate of roughly 5% over 2005-06 levels, following two consecutive years in which growth exceeded 10% for the first time ever. State debt outstanding is projected to total $50.7 billion in 2006-07, with debt service equal to roughly 4.2% of All Funds receipts.

2006-07 Enacted Budget at a Glance: Impact on Key Measures

(dollars in billions)

	2005-06 Results	2006-07 Executive	2006-07 Enacted
Disbursements
General Fund	46.5	49.7	50.8
State Funds	69.7	75.0	77.1
All Funds	104.3	110.6	112.5
Outyear Gap Forecast
2007-08	n/ap	1 .9	3.7
2008-09	n/ap	3 .9	4.3
Key Reserves
Spending Stabilization Reserve	2 .0	2.1	1.8
Rainy Day Reserve	0 .9	0.9	0.9
Debt
Debt Service as % All Funds	4.0%	4.2%	4.2%
Debt Outstanding	46.9	49.1	50.7

Entering the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. The Governor’s Executive Budget proposal, if enacted in its entirety, would have eliminated the 2006-07 imbalance and left gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09. The Enacted Budget Financial Plan, which incorporates both the Legislature’s modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006, the date of the Enacted Budget Financial Plan), is also balanced in 2006-07, but projects an estimated gap of $3.7 billion in 2007-08 and $4.3 billion in 2008-09.

General Fund Operating Forecast: Initial Budget to Enactment

(dollars in billions)

	2006-07	2007-08	2008-09
Initial Surplus/(Gap)	(0.8)	(3.2)	(3.9)
Savings Actions	1.7	0.9	1.2
Spending Additions	(1.5)	(2.2)	(2.5)
Tax Policy Changes	(0.9)	(0.9)	(0.9)
Reestimates /Other	1.2	0.8	0.9
Use of 2006 Surplus/Stabilization Reserve	0.3	0.9	0.9
Enacted Surplus/(Gap)	0.0	(3.7)	(4.3)

The Enacted Budget includes a number of substantive fiscal and policy actions. These include:

•	An increase of nearly $1.3 billion in school aid (school year basis).

•

A $1.1 billion All Funds spending increase in Medicaid including the completion of the takeover by the State of Family Health Plus (FHP) costs from counties and State (rather than county) payment of all Medicaid costs in excess of 3.25% growth.

•	A new statewide school construction grant program totaling $2.6 billion, with $1.8 billion for New York City, $400 million for other high-need districts, and $400 million for all other districts.

•	Authorization for New York City to issue $9.4 billion in bonds for school construction through the Transitional Finance Authority, which will be supported in part by state building aid payments.

•	Elimination of the sales tax on clothing purchases under $110, which is expected to lower receipts by roughly $600 million annually.

•	A limitation on duplicative prescription drug coverage for persons eligible for both Medicare Part D and Medicaid, which is estimated to avoid roughly $220 million in costs (2006-07 only).

•	A new Medicaid Inspector General’s Office (created administratively) to identify, investigate, and prosecute Medicaid fraud.

•	A $1.8 billion spending stabilization reserve which is planned to lower the 2007-08 and 2008-09 budget gaps in equal amounts.

•	A $250 million deposit to the State’s Debt Reduction Reserve that will be used to eliminate high-cost debt.

•	The balance of this Enacted Budget Financial Plan describes the information presented in this synopsis in more detail.

2006-07 Budget Enactment

Initial Legislative Action

The Legislature adopted a budget for 2006-07 by April 1, 2006, the start of the State’s fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. After reaching general agreement with the Executive in early March that $750 million in additional “consensus” revenues were available to finance legislative additions to the Governor’s Executive Budget, the Senate and Assembly negotiated a budget agreement that culminated with the passage of final budget bills on March 31, 2006.

Although the Legislature adopted the budget on time, the process was, and continues to be, marked by substantive policy disagreements between the Governor and Legislature. During the Legislature’s deliberations, the Governor expressed concerns with the overall levels of spending under consideration for 2006-07, the diminution of reserves, the potentially adverse impact of the budget on structural balance, and the absence of substantive reforms to Medicaid and other programs.

On March 31, 2006, DOB issued its initial fiscal assessment of the legislative budget.2 DOB estimated the budget for 2006-07 would be balanced, but leave potential budget gaps of roughly $6 billion in both 2007-08 and 2008-09, more than double the level projected if the Executive Budget had been adopted in its entirety. Under the legislative budget, the outyear gaps increased in large part because of the recurring value of legislative adds and because the entire 2005-06 surplus (i.e., the “spending stabilization reserve”) would be needed to finance spending in 2006-07, rather than applied in equal amounts to lower the 2007-08 and 2008-09 gaps, as recommended in the Executive Budget.

Gubernatorial Vetoes and Legislative Overrides

In mid-April, the Governor completed his review of the 2006-07 budget bills passed by the Legislature, vetoing 207 individual items of appropriation and the entire “revenue” bill (companion legislation that authorized numerous tax law changes). The Governor said the vetoes were done to (1) maintain a properly balanced budget in 2006-07, provide for adequate reserves, and ensure manageable outyear budget gaps and (2) remedy unconstitutional revisions made by the Legislature to the Executive Budget. DOB estimates that the vetoes, had they been sustained in their entirety, would have provided recurring General Fund savings of $2.1 billion, resulting in a balanced budget in 2006-07 without use of the 2005-06 surplus, and budget gaps of $2.4 billion in 2007-08 and $3.0 billion in 2008-09.

The Legislature has constitutionally overridden 165 of the Governor’s vetoes through the date of this Annual Information Statement, generating estimated General Fund costs of roughly $600 million in 2006-07 growing to over $1.2 billion in 2007-08. The most significant items restored by the Legislature included: additional operating aid increases for public universities, increased spending for the Tuition

Assistance Program (TAP), grants in aid to local school districts and other education-related entities subject to allocation by the Legislature, and discretionary “member item” spending for grants and projects initiated by individual legislators.

Non-Implementation of Unconstitutional Items

In acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Legislature subsequently attempted to override 27 of those vetoes. However, the courts have held that an Executive’s disapproval of an item on the basis of its unconstitutionality is not subject to override by the Legislature.3 Even a two-thirds vote of the members of both houses cannot transform an unconstitutional budgetary item into a law that can be validly executed by State officials.4 Accordingly, the Enacted Budget Financial Plan estimates set forth herein incorporate the savings generated by the Governor’s vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07, and roughly $1.1 billion in each of the outyears. The Legislature and other parties have indicated they will challenge the Executive’s constitutional authority concerning one or more of such items.5 A complete list of the unconstitutional items is provided later in this Financial Plan.

Recap of Three-Year General Fund Operating Forecast: Initial Budget through Enactment

Since the 2006-07 Executive Budget forecast, the operating forecast for 2006-07 has remained in balance from the combined impact of enacted cost containment (achieved largely through vetoes), spending additions, new resources, and the use of reserves. At the same time, the gap between spending and revenues for 2007-08 has widened, as the recurring value of legislative additions grows and the use of a portion of the spending stabilization funds in 2006-07 instead of the outyears creates a “two-for-one” negative impact. The following table summarizes the evolution of the General Fund operating forecast for 2006-07 through 2008-09 from the initial budget forecast through enactment.

[2]	The DOB report, entitled “Review of the 2006-07 Legislative Budget Agreement” (March 31, 2006) is available at www.budget.state.ny.us.
[3]	See Silver v. Pataki, 4 N.Y. 3d 75 (2004); 1982 Op. Att’y General 21.
[4]	See City Council of N.Y. v. Bloomberg, 2006 N.Y. LEXIS 149 (2006).
[5]	See the section entitled “Litigation” in this AIS for updated information on legal proceedings.

Changes to General Fund Operating Forecast for 2006-07 Through 2008-09

(dollars in millions)

	2006-07	2007-08	2008-09
Initial Budget Surplus/(Gap) Estimate (Before Actions)	(751)	(3,155)	(3,895)

Savings Actions	2,251	3,291	3,492
Spending Additions	(406)	(898)	(1,269)
Tax Policy Changes	(844)	(2,210)	(3,268)
Debt Reduction Reserve	(250)	0	0
Spending Stabilization Reserve	0	1,053	1,053

Executive Budget Surplus/(Gap) Estimate	0	(1,919)	(3,887)

Legislative Additions	(3,135)	(3,959)	(2,448)
Available Resources	1,086	885	985
Use Stabilization Reserve to Balance 2006-07	2,049	(1,024)	(1,025)

Budget Before Veto Process	0	(.017)	(6,375)

Total Gubernatorial Vetoes:	2,070	2,250	2,148
Constitutional Vetoes (not subject to override)	1,489	1,076	1,045
Other Vetoes	581	1,174	1,103
Reestimates	174	347	241
Collective Bargaining	(115)	(78)	(78)
Restore Entire Reserve for Use in Outyears	(2,129)	1,065	1,064

Budget After Gubernatorial Vetoes	0	(2,433)	(3,000)

Legislative Veto Overrides (Constitutional)	(579)	(1,172)	(1,102)
Use of Stabilization Reserve/Other Changes	579	(72)	(196)
2006-07 Enacted Budget Surplus/(Gap) Estimate	0	(3,677)	(4,298)

2006-07 Enacted Budget Spending

General Fund spending, including transfers to other funds, is projected to total $50.8 billion in 2006-07, an increase of $4.3 billion (9.4%) over 2005-06 results. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $7.4 billion (10.6%) and total $77.1 billion in 2006-07. All Funds spending, the broadest measure of State spending that includes Federal aid, is projected to total $112.5 billion in 2006-07, an increase of $8.1 billion

Enacted Budget Spending Estimates

(millions of dollars)

	2005-06 Results*	2006-07 Enacted	Annual $ Change	Annual % Change
General Fund	46,495	50,843	4,348	9.4%
State Funds	69,723	77,100	7,377	10.6%
All Funds	104,341	112,463	8,122	7.8%

*	Unaudited

The major sources of annual spending from 2005-06 to 2006-07 are summarized in the following table and briefly described below. The reasons for the annual growth in spending for the State’s major programs and activities are described in detail in the section entitled “2006-07 Financial Plan.” The Financial Plan impact of Temporary Assistance for Needy Families (TANF), Environmental Protection Fund (EPF), and Federal anti-drug funding has also been incorporated.

Size of the Budget

2006-07 Enacted Budget Spending Estimates - Sources of Annual Change

(millions of dollars)

	DOB Values
	General Fund	State Funds	All Funds
2005-06 Results	46,495	69,723	104,341
Medicaid	503	976	1,095
Other Public Health (including HCRA)	116	611	538
School Aid	1,035	1,418	1,434
School Construction (EXCEL)	0	1,800	1,800
Other Education Aid	253	285	337
School Tax Relief	0	155	155
Higher Education	716	1,171	1,184
Social Services	140	152	223
Mental Hygiene	351	424	389
Transportation	(88)	180	308
Municipal Aid	158	158	158
Judiciary	191	225	228
General State Charges	438	505	542
Debt Service	39	384	384
All Other	496	(1,067)	(653)
2006-07 Enacted Budget Spending	50,843	77,100	112,463
Annual $ Change	4,348	7,377	8,122
Annual % Change	9.4%	10.6%	7.8%

Medicaid: Prior to cost containment efforts, General Fund spending was projected to increase by $1.9 billion in 2006-07, driven by the State cap on local Medicaid expenditures, the State takeover of FHP, and steady increases in utilization, drug prices, medical inflation, and the total number of recipients. The Enacted Budget includes roughly $1.4 billion in Medicaid savings and cost avoidance (versus the current services forecast), including limiting the “wrap-around” prescription drug benefit for people eligible for both Medicare Part D and Medicaid for one year and adjustments to hospital, nursing home, and pharmacy payment rates which expire at the end of 2006-07; stepped-up anti-fraud activities; and a range of other cost-saving measures. Much of the savings in Medicaid stems from the non-implementation of unconstitutional legislative restorations and new program adds vetoed by the Governor.

Other Public Health (HCRA): Increases are primarily the result of higher HCRA current services spending, namely for Graduate Medical Education, Healthy New York, AIDS Drug Assistance Program and cancer services, as well as Enacted Budget targeted investments for anti-tobacco programs, Physicians Excess Medical Malpractice, and stockpiling medications and supplies for Avian Flu. Other increases are due to accelerated HEAL NY capital spending and growth in EPIC as a result of the rising cost of prescription drugs and increasing enrollment.

School Aid: The Budget authorizes an increase of nearly $1.3 billion in school aid on a school year basis. Annual increases are provided for most categories of aid, including Sound Basic Education Aid ($375 million), Excess Cost Aid ($125 million), Transportation Aid ($99 million), Building Aid ($92 million), Flex Aid ($85 million), and Tax Limitation Aid ($77 million), as well as other categorical and formula-based programs.

School Construction (EXCEL): During fiscal year 2006-07, the State expects to finance $1.8 billion of the $2.6 billion EXCEL program. The program provides $1.8 billion for school construction financing to New York City, $400 million to other “high needs” school districts, and $400 million to all other school districts based on a per-pupil formula. Consistent with current accounting treatment, this spending is reflected only in the State’s GAAP accounting results, not on a budgetary basis of reporting. However, for transparency purposes, the Financial Plan reflects this and other capital spending for programs financed in the first instance by bond proceeds in the specific programmatic area of responsibility. The overall Financial Plan is subsequently adjusted to account for this spending only in the GAAP, rather than the cash-basis, results.

Other Education Programs: Spending is driven by enrollment and cost increases in special education programs; additional funding for legislatively-directed education-related programs; aid enhancements for libraries; public broadcasting; vocational services; math and science high schools; and increases for agency operations.

School Tax Relief (STAR): Annual growth is the product of rising property valuations, number of applicants, and an enhancement in the benefit for senior citizens.

Higher Education: The Budget authorizes an expansion of the State University of New York (SUNY) and the City University of New York (CUNY) capital programs, and operating increases for senior and community colleges. Eligibility limits on TAP partially offset the growth in aid to public universities.

Social Services: Caseloads continue to decline, but program enhancements, particularly in child welfare and employment support, drive spending growth.

Mental Hygiene: Additional funding is provided for community-based initiatives, as well as capital improvements and operating inflationary costs at State facilities and programs. Savings are generated by maximizing Federal aid, audit recoveries, overtime controls, and efficiency savings for certain local programs.

Transportation: Reflects the acceleration of $245 million in State Funds transit aid from 2006-07 to 2005-06, and additional capital spending pursuant to the second year of the Department of Transportation (DOT) five-year Capital Plan.

Municipal Aid: The Budget includes second year increases in funding for local governments under the Aid and Incentives for Municipalities program, as well as additional unrestricted aid.

Judiciary: Reflects increased operational costs including proposed salary increases, consistent with the Judiciary’s budget request.

General State Charges: Premiums for the State employee health plan are projected to increase by 8.5% in 2006-07. Spending growth is also attributable to increases in the State’s pension contribution rate applied to higher salary costs.

Debt Service: Planned increases in bond-financed capital spending and reduced refunding savings compared to 2005-06 drive most of the increase in debt service.

Executive Budget vs. Enacted Budget “Scorecard”

The Enacted Budget includes $1.7 billion of the $2 billion in 2006-07 actions to restrain spending growth recommended in the Executive Budget. Medicaid cost containment, including roughly $600 million in savings from the Governor’s vetoes of unconstitutional additions, totals $1.3 billion, or roughly 80% of the total. Outside of Medicaid, savings are expected from strengthened eligibility requirements for the State’s TAP, maximization of Federal aid related to Mental Hygiene programs, and efficiencies in State agencies. However, the outyear savings in the Enacted Budget are substantially below that proposed in the Executive Budget because the cost containment implemented this year through gubernatorial vetoes of unconstitutional actions will expire.

The Enacted Budget also includes substantially higher spending for school aid, higher education, and discretionary “member items”. The level of statutory tax reductions is modestly higher than in the Executive Budget, reflecting a permanent sales tax exemption on clothing purchases under $110 authorized by the Legislature, offset by the rejection of a number of targeted tax reductions advanced in the Executive Budget. The following table compares the actions approved in the Enacted Budget against those proposed in the Executive Budget.

General Fund Gap Closing Actions

(millions of dollar)

	2006-07 Executive Proposal	2006-07 Enacted Budget	2007-08 Executive Proposal	2007-08 Enacted Budget
Spending Restraint	1,983	1,675	3,136	941

Medicaid	1,277	1,288	2,322	500

Medicare Part D	246	338	405	234
Anti-Fraud Initiatives	151	151	240	240
Hospital Cost Containment	163	163	217	0
Nursing Home Cost Containment	233	200	340	84
Nursing Home Assessments @ 6%	0	0	258	0
Pharmacy Cost Containment	172	172	213	77
Managed Care Cost Containment	29	29	52	52
Long Term Care Cost Containment	41	41	105	0
Other Financing	176	128	403	(272)
All Other Medicaid Savings	66	66	89	85
Public Universities: Flexible Cost Reductions	111	0	131	0
Tuition Assistance: Performance/Eligibility Incentives	136	49	201	74
Mental Hygiene: Patient Income Account; Audit Recoveries	180	187	196	196
Welfare: “Full-family” Sanctions; Work Participation Incentives	39	11	102	46
All Other	240	140	184	125
Fines/Fees/Other	94	0	155	0
Non-Recurring Resources	227	259	0	0
Debt Reduction	(250)	(250)	0	0
Spending Additions/Member Items	(406)	(1,462)	(834)	(2,215)

School Aid (Executive School Aid Increase as a Base adjustment)	(11)	(622)	(69)	(900)
Local Government/General Government	(86)	(149)	(155)	(164)
Medicaid/Health	(79)	(129)	(199)	(240)
Mental Hygiene	(60)	(91)	(148)	(176)
Public Protection	(58)	(50)	(55)	(72)
Agriculture/Housing/Environment	(43)	(89)	(41)	(81)
Human Services	(31)	(91)	(91)	(156)
Higher Education	(28)	(119)	(60)	(237)
Economic Development	(10)	(35)	(16)	(47)
Transportation	0	(12)	0	(17)
Member Item Additions	0	(75)	0	(125)
Net Tax Policy Actions)	(844)	(866)	(2,210)	(863)

The table below summarizes the changes in All Funds spending from the Executive Budget through the final Enacted Budget.

2006-07 All Funds Spending

(dollars in millions)

Executive Budget	$110,605

Net Legislative Changes	$4,900

Initial Legislative Budget	$115,505

Collective Bargaining Costs	388
Vetoes (After Overrides))	(2,172
All Other Revisions	(1,258)

Enacted Budget	$112,463

Projected 2006-07 Year-End Balances

DOB projects the State will end the 2006-07 fiscal year with a General Fund balance of $3.3 billion. This balance is not a surplus from 2006-07 operations, but reflects $1.0 billion in long-term undesignated reserves and $2.3 billion previously set aside to finance existing or planned commitments.

The long-term reserves consist of $944 million in the State’s Rainy Day Reserve, which has a balance that is at the statutory maximum of 2%, and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $1.8 billion in a spending stabilization reserve (the amount of the 2005-06 surplus remaining after balancing the 2006-07 budget) that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.

It is expected that the money for debt reduction will be used by the end of the fiscal year to reduce high cost debt and future debt service costs. If that happens, the General Fund closing balance in 2006-07 would be $3.0 billion.

Risks to the Financial Plan

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. A full discussion of risks to the State Financial Plan appears in the sections entitled “Special Considerations” and “Economics and Demographics.” The most significant risks include the following:

School Finance Litigation: In 2003, the State Court of Appeals found that the State’s school financing system failed to provide students in New York City with an opportunity for a “sound basic education (SBE),” in violation of the State Constitution. The State’s SBE aid program that began in 2005-06 is part of an effort to comply with the State Court of Appeals ruling. On May 8, 2006, the Court of Appeals authorized an expedited briefing schedule to hear arguments related to the State’s compliance with the Court’s order. Oral arguments may occur as early as September 2006.

The 2006-07 Budget includes $700 million in SBE Aid in the 2006-07 school year, of which approximately 60% is for New York City (an increase of roughly $225 million in 2006-07). Approximately 40% of “traditional” school aid is also provided to New York City. The State’s Financial Plan projects traditional school aid increases of roughly $500 million annually. In addition, video lottery terminal (VLT) revenues are forecast to reach $1.0 billion in 2007-08 and $1.5 billion by 2008-09, with the entire amount earmarked to finance SBE aid. Delays in the opening of currently authorized VLT facilities or the failure to approve proposed expansion of the number of authorized facilities may adversely affect the level of VLT revenues available to finance SBE grants.

To directly address the New York City school construction funding directed by the Court, the Budget further authorizes (1) $1.8 billion in capital grants for New York City school construction, and (2) the City’s Transitional Finance Authority to issue $9.4 billion in bonds for school construction.

Litigation is ongoing and there is no assurance that these remedies will be sufficient to meet the Court’s standards, or that other litigation will not arise related to the adequacy of the State’s school financing system. See the section entitled “Litigation” in this AIS for more information.

Federal Actions: At the request of the Federal government, the State discontinued intergovernmental transfer payments in 2005-06 pending Federal approval of a State Plan Amendment (SPA). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, SUNY and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system could be adversely affected.

Medicare Part D Implementation: The State incurred costs related to the emergency financial coverage of prescription drug costs for dual-eligible individuals (i.e., eligible for both Medicare and Medicaid benefits) due to nationwide implementation issues with the Federal Medicare Part D Program. These costs totaled roughly $120 million as of March 31, 2006. The Federal government has assured the State that it will fully reimburse these costs, but there can be no assurance that it will do so in a timely manner or at the levels identified by the State.

Labor Contracts: Existing labor contracts with all the State’s major employee unions are set to expire at the end of 2006-07. The existing contracts cover a four-year period and included an $800 lump sum payment and general salary increases of 2.5% in 2004-05, 2.75% in 2005-06 and 3.0% in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a total cost of approximately $2.2 billion to the General Fund and $2.9 billion in All Funds. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $83 million annually in the General Fund and $129 million in All Funds.

Miscellaneous Receipts: The State Financial Plan assumes approximately $500 million annually in receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which was offset by a reduction in spending for State aid to localities. There can be no assurance that comparable shortfalls will not occur in 2006-07 or in future years, or that offsetting spending reductions will occur.

General Fund Outyear Forecast

Absent policy changes, growth in spending is expected to outpace revenues over the next two years, based on DOB’s economic forecast and current-services projections for the State’s major programs. The DOB currently projects General Fund budget gaps of $3.7 billion in 2007-08 and $4.3 billion in 2008-097.

The following chart provides a “zero-based” look at the causes of the 2007-08 budget gap. It is followed by a brief summary of the assumptions behind the projections. For a detailed explanation of the specific assumptions supporting the revenue and spending projections, see the section entitled “General Fund Financial Plan Projections for 2007-08 and 2008-09.”

General Fund Gap Estimate for 2007-08: “Zero-Based” Estimate

Savings/(Costs)

(dollars in millions)

2007-08
Receipts	495
Constant Law Growth	3,200
Tax Reductions	(863)
Phaseout of Temporary PIT Actions	(447)
Loss of One-Time Revenues	(478)
Change in RBTF, STAR, LGAC	(236)
Change in All Other Debt Service	(270)
Phase-in of Other Tax Actions	(156)
All Other	(255)
Disbursements	(5,006)
Medicaid	(2,191)
Medicaid Cap/Family Health Plus Takeover	(593)
Subsidy to HCRA	(627)
School Aid	(558)
Welfare/Children and Families	(288)
General State Charges	(329)
Mental Hygiene	(168)
All Other Spending	(252)
Use of Stabilization Reserve/Other Fund Balances	834
BUDGET GAP FOR (2007-08)	(3,677)

The gap for 2007-08 is a forecast based on assumptions related to economic performance, revenue collections, spending patterns, and projections for the “current services” costs of program activities. DOB believes the gap forecast and the assumptions from which it is derived are reasonable. However, as with any forecast, the gap estimate is subject to estimation risks that can lead to significant variations. The most significant assumptions affecting the 2007-08 gap include the following:

(1)	Economic growth will continue at a steady pace over the forecast period. The DOB forecast expects personal income to grow at roughly 5.9%, bolstered by slow but consistent employment growth and moderate growth in the financial services sector. A significant shock to the economy, such as another terrorist attack, spiraling energy prices, or a steep decline in the housing market, pose the most significant risks to the State economy in the short-run.

(2)	Revenues, adjusting for tax law changes, will grow at roughly 5.8% in 2007-08. The growth rate is consistent with DOB’s forecast for the economy, but, as in any year, is subject to significant volatility. Changes in the economic growth rate, Federal law, and taxpayer behavior all have a significant influence on receipts collections.

[7]

According to DOB, over the last ten years, the State has successfully closed gaps ranging from a high of roughly $10 billion in the aftermath of September 11, 2001, to under $1 billion during the peak of the 1990’s economic expansion.

(3)	Medicaid cost containment achieved through gubernatorial vetoes will generate savings only in 2006-07. Since the Medicaid vetoes generally affect 2006-07 appropriations, the Financial Plan assumes that this cost containment will expire. The 2007-08 gap would be roughly $900 million lower than the current projection if this Medicaid cost containment were continued in 2007-08. In past years, DOB has reflected the continuation of cost containment unless specific “sunset” provisions were included in law. However, since these savings are being achieved in 2006-07 without the concurrence of the Legislature, they are not counted as recurring.

(4)	The assessment on nursing homes (valued at $258 million) will expire at the end of 2006-07, rather than be extended in future years. Since 2002, when the nursing home assessment was reinstituted, the Legislature has extended it on three occasions, most recently in 2005-06 (for two years), but it was not continued as part of budget deliberations beyond 2006-07.

(5)	The majority of the Medicaid cost containment approved annually since 1995 will continue, providing roughly $500 million in savings annually over the Financial Plan.

(6)	The General Fund will be required to make Tobacco Guarantee and other subsidy payments to HCRA totaling $627 million in 2007-08 and $486 million in 2008-09. HCRA expires on July 1, 2007. In the past, reauthorization of HCRA has produced new savings actions or revenues that resulted in fully solvent plans that did not require direct General Fund support.

(7)	School Aid is projected to increase by roughly $900 million annually (including SBE aid outside the General Fund). Recent budgets have authorized higher increases. The projections assume that this total level of spending increase will be sufficient to satisfy court directives.

(8)	Receipts of roughly $500 million that are budgeted in both 2006-07 and 2007-08 are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned.

(9)	The Federal government will not make substantive funding changes to major aid programs, including TANF, Medicaid, and transportation aid.

(10)	Spending for employee and retiree health care costs assumes an average annual premium increase of 11%. Escalating health care costs, including prescription drugs, may significantly influence future health care premiums. In addition, projections do not include any additional health care costs driven by new labor settlements once the current contracts expire.

(11)	The projections for 2007-08 and 2008-09 do not include any extra costs for new labor settlements once the current round of contracts expire on April 1, 2007. Thus, the projections assume that any future collective bargaining cost increases will be offset by productivity improvements.

Significant changes to any of these assumptions have the potential to materially alter the size of the budget gap for 2007-08.

Unconstitutional Items

As described earlier, the Governor vetoed a number of items in the 2006-07 budget on constitutional grounds. The following table provides an item-by-item listing of the 2006-07 unconstitutional actions, with the respective All Funds cash impact.

Unconstitutional Items Vetoed from the 2006-07 Budget

All Funds — $ in 000’

Veto #	Agency	Purpose	Amount
6	ABC	Field investigators	700
7	ABC	Problem Premises Task Force	250
10	DOCS	Additional funding for Camp Pharsalia operations	5,200
11	DCJS	Anti-drug, anti-violence, crime control, prevention and treatment programs	2,523
18	LGA	Buffalo - Efficiency Incentive	8,000
20	LGA	Aid and Incentives to Municipalities	N/A
21	ABC	Problem Premises Task Force	N/A
33	ERDA	Electric utility public benefit programs	131,250
34	ERDA	Renewable energy programs	35,000
40	DMV	Department operations	20,000
41	DMV	Dedicated Fund offset change	-20,000
57	UDC	Seneca Army Depot	900
74	ESDC	Power for Jobs	50,000
75	ERDA	Conservation and efficiency pilot program	N/A
77	ESDC	Electric Utility Public Benefit Fund	N/A
115	Misc.	Local Property Tax Rebate program	756,000
124	UDC	Photovoltaic technology advancement	15,000
125	UDC	Conservation and efficiency pilot programs	15,000
126	UDC	Certain economic development/other projects	10,000
130	SED	Distribution and redistribution of program funds	N/A
158	DOH	Medical Assistance program	633,474
159	DOH	Medical Assistance program	489,124
162	DOH	Family Health Plus co-pay provisions	500
188	DOH	Part D wrap	N/A	*
189	DOH	Nursing home rebasing	N/A	*
190	DOH	Grants to public nursing homes	N/A	*
191	DOH	Detox	N/A	*
192	DOH	AIDS ADHC rate add on	N/A	*
193	DOH	DEFRA As set transfer	N/A	*
194	DOH	Ambulance supplement	N/A	*
195	DOH	Managed Care Transition	N/A	*
197	DOH	ER rate increase	N/A	*
198	DOH	ER physician services	N/A	*
199	OMH	COLA	N/A	*
207	OMH	DASNY transfer of land	0
208	TAX	Local Property Tax Rebate program (value above)	N/A
209		Chapter Amendment Items	18,141
210	DOH	Medicaid funding for certain outpatient services	N/A	*
211	ESDC	Loan Forgiveness provisions	0
213	TAX	Local Property Tax Rebate program (value above)	N/A
TOTAL VALUE OF VETOED UNCONSTITUTIONAL ITEMS			2,171,062

*	Funding associated with medical assistance article VII vetos are included in veto numbers 158 and 159 (above) as these items are reflected in medical assistance appropriations.

2006-07 Financial Plan

Introduction

This section describes the State’s Financial Plan projections for receipts and disbursements based on 2006-07 Enacted Budget actions. The receipts forecast describe estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The spending projections summarize the annual growth in current services spending and the impact of Enacted Budget actions on each of the State’s major areas of spending (e.g., Medicaid, school aid, human services).

The 2006-07 Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, other State-supported Funds, and Federal Funds, thus providing the most comprehensive view of the financial operations of the State.

2006-07 Receipts Forecast

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies concerned with the collection of State receipts.

Total Receipts

(millions of dollars)

	2005-06 Results*	2006-07 Enacted	Annual	Percent
General Fund	47,206	50,860	3,654	7.7%
State Funds	71,728	75,440	3,712	5.2%
All Funds	107,027	111,179	4,152	3.9%

*	Unaudited

All Funds receipts for 2006-07 are projected to total $111.2 billion, an increase of 3.9% or $4.2 billion over 2005-06 collections. The estimated increase reflects growth in tax receipts of $3.3 billion, Federal grants of $467 million, and miscellaneous receipts of $423 million.

Enacted Budget Receipt Projections Major Sources of Annual Change

(millions of dollars)

	General Fund	State Funds	All Funds
2005-06 Results	47,206	71,728	107,027
Personal Income Tax	2,437	3,406	3,406
User Taxes & Fees	(316)	(240)	(240)
Business Taxes	219	221	221
Miscellaneous Receipts	828	452	422
All Other	486	(127)	343
2006-07 Enacted Budget Estimate	50,860	75,440	111,179
Dollar Change	3,654	3,712	4,152
Percent Change	7.7%	5.2%	3.9%

Total 2006-07 General Fund receipts, including transfers from other funds, are estimated to be $50.9 billion, an increase of $3.7 billion, or 7.7% over the prior year. General Fund tax receipts growth is projected at 6.7%. General Fund miscellaneous receipts are projected to increase by 41.1%, largely due to several one-time transactions expected in the current fiscal year.

Total State Funds receipts are estimated to be $75.4 billion, an increase of $3.7 billion, or 5.2%, from 2005-06 receipts.

Total All Funds receipts in 2006-07 are expected to reach $111.2 billion, an increase of $4.2 billion, or 3.9%, over 2005-06. Tax receipts are projected to increase by $3.3 billion, or 6.1% (and 9.8% after factoring in the impact of law changes and shifts across funds). The majority of this increase is attributable to the expectation of continued economic expansion offset by the sunset of the personal income tax surcharge and the newly enacted tax reductions included with this Budget. Federal grants are expected to increase by $467 million, or 2.1%. Miscellaneous receipts are projected to increase by $423 million, or 2.3%.

Personal Income Tax

General Fund personal income tax (PIT) receipts for 2006-07 are expected to total $23.1 billion, an 11.8% increase over the prior year. General Fund personal income tax receipts for 2007-08 are projected to reach $23.9 billion in 2007-08, an increase of 3.4% from 2006-07.

All Funds PIT receipts for 2006-07 are estimated to total $34.2 billion, an increase of approximately $3.4 billion, or 11.1%, over the prior year. The forecast reflects continued strong growth in taxable income for 2006, along with the residual benefit of the 2005 tax payments made in April, which includes the impact of the last year of the temporary personal income tax surcharge. Projected growth for 2006-07 reflects the expiration of the temporary surcharge and the part-year impact of the new Empire State Child Credit (effective for tax years beginning in 2006) authorized in the Enacted Budget.

All Funds PIT projected receipts for 2007-08 of $35.3 billion reflect an increase of 3.3% or $1.1 billion above the estimate for 2006-07. The forecast reflects continued economic growth, the full-year impact of the expiration of the temporary surcharge and tax reductions authorized in the Enacted Budget. These include the Empire State Child Credit and an increase in the standard deduction to eliminate the “marriage penalty.” All Funds receipts for 2008-09 continue to reflect relatively strong growth in tax liability, and are estimated at $37.9 billion, an increase of $2.5 billion or 7.2% above 2007-08.

User Taxes and Fees

General Fund receipts for user taxes and fees are estimated to be $8.3 billion in 2006-07, a decrease of 3.7% from 2005-06. General Fund sales tax receipts are projected to be $7.7 billion, a decrease of $292 million, or 3.7%.

General Fund user taxes and fees receipts for 2007-08 are projected to reach $8.7 billion, an increase of $343 million, or 4.1%, from 2006-07. Sales tax receipts are projected to increase $327 million, or 4.3%, due to modest growth in the economic base. General Fund other user taxes and fees in 2007-08 are projected to be virtually unchanged from 2006-07.

All Funds user taxes and fees collections for 2006-07 are estimated to be $13.7 billion, a decrease of 1.7% from 2005-06. The decrease in the General Fund and All Funds largely reflects the impact of the exemption of clothing and footwear priced under $110. All Funds user taxes and fees receipts for 2007-08 are projected to be $14.2 billion, an increase of $519 million, or 3.8%, from 2006-07.

In 2008-09, All Funds user taxes and fees receipts are projected to total $14.6 billion, an increase of $441 million or 3.1% over 2007-08. The projection reflects continued modest sales tax base growth and relative stability in the other tax categories.

Business Taxes

General Fund business taxes are expected to reach $5.3 billion in 2006-07, an increase of 4.3%. General Fund business tax receipts for 2007-08 are estimated to increase by a modest 1.5% over the prior year.

All Funds business tax receipts for 2006-07 are estimated to reach $7.3 billion, an increase of $221 million, or 3.1% over the prior year. The estimate reflects a return to more moderate levels of growth in business taxes following extraordinary growth of 22.1% in 2005-06. The overall increase in the business tax category for 2006-07 is due primarily to growth in the corporate franchise tax (4.1%), insurance tax (9.5%) and petroleum business taxes (4%), offset by declines in corporate utility taxes (4.9%) and the bank tax (1.4%). The estimates expect that audit and compliance receipts from the corporate franchise and bank tax will return to more normal levels after the exceptional results in 2005-06. Receipts for 2006-07 also reflect the impact of tax reductions reflected in the Enacted Budget, including the elimination of the S-Corporation differential tax, the extension and increase in the Empire State Film Production credit, and the reduction in taxes paid by certain life insurance companies.

All Funds receipts for 2007-08 are projected to increase by 1.8%, or $132.5 million, over the prior year. The reduced growth is attributable to the impact of tax reductions included in the Enacted Budget, including those described above, a new Empire State Commercial Production credit, and a new credit for the production of alternative bio-fuels; and the return to historical levels of audit and compliance receipts.

In 2008-09, All Funds business tax receipts are projected to increase $144.4 million or 1.9% over the prior year. The increase reflects trend growth in underlying business tax receipts, the impact of the final phase-in of a business allocation formula that uses only sales as a factor enacted in 2005, and the impact of 2006-07 tax reductions. This includes Empire Zone benefits for substantial investments in regionally significant projects that are expected to begin reducing receipts in 2008-09.

Other Taxes

General Fund receipts in 2006-07 from other taxes are projected to increase $15 million, or 1.6%, to $896 million. Growth of $19 million in estate tax receipts is partially offset by the loss of receipts from the repealed gift tax and real property gains tax. With rate reductions enacted in 2006, pari-mutuel taxes are expected to decline by $1.5 million from 2005-06 levels.

All Funds receipts for other taxes are projected at $1.7 billion in 2006-07, down $124 million, or 6.8%, from 2005-06 receipts. The expected decline reflects a $138 million decrease in real estate transfer tax receipts due to an anticipated “cooling” of the downstate real estate market. The decline in real estate transfer tax receipts is partially offset by an anticipated $19 million increase in estate tax receipts. Compared to the Executive Budget estimate, the other taxes receipts projection is down $3.8 million, reflecting the legislative enactment of a pari-mutuel tax reduction.

The All Funds receipts projection for other taxes is $1.8 billion in 2007-08, up $71 million (4.2%) from 2006-07 receipts. In 2008-09, other taxes are estimated at $1.8 billion, an increase of $63 million, or 3.6% from 2007-08 receipts. Increases in other tax receipts are attributable to continued growth in estate tax receipts.

Miscellaneous Receipts

In the General Fund, miscellaneous receipts include income derived annually from abandoned property, investment earnings, fees, licenses, fines, surcharges, patient income, and reimbursement income. In addition, miscellaneous receipts typically include certain non-recurring transactions. General Fund miscellaneous receipts are projected to total over $2.8 billion in 2006-07, an increase of $817 million from 2005-06. All Funds miscellaneous receipts are expected to increase by $412 million. The large General Fund miscellaneous receipts is offset by expected declines in other funds, largely reflecting the loss of health conversion proceeds.

Federal Grants

General Fund Federal grants are projected to total $9 million in 2006-07, an increase of $9 million from 2005-06.

ENACTED BUDGET TAX LEGISLATION

The table below summarizes the new tax legislation affecting the Financial Plan that was included in the 2006-07 Enacted Budget.

2006-07 New Tax Legislation

(dollars in millions)

TAX REDUCTIONS	2006-07	2007-08	2008-09
Personal Income Tax
EITC Strengthening Families	—	(20)	(20)
Eliminate Marriage Penalty (standard deduction only)	—	(50)	(50)
Child Credit	(75)	(625)	(600)
National Guard Exemption	(1)	(1)	(1)
Land Conservation Credits	—	(1)	(2)
Farmer’s School Property Tax Credit	—	(10)	(10)
Credit for Volunteer Firefighters	—	—	(20)

STAR
Enhanced STAR	(72)	—	—
User Taxes and Fees
Clothing Exemption Return to Permanent	(608)	—	—
Exemption for Admission Charges to Amusement Parks	(1)	(1)	(1)
Sales Tax Vendor Credit	(24)	(54)	(54)
Business Taxes
Empire Zones Significant Capital Investment	—	—	(33)
Eliminate S Corp Differential Rate	(40)	(40)	(40)
Encourage Alternative Fuel Production - Biofuel	—	(10)	(10)
Brownfields	—	—	—
Commercial Production Credit	—	(7)	(7)
Film Production Credit	(35)	(35)	(35)
Low Income Housing	(4)	(4)	(4)
Marginal Tax Rate for Annuity Premiums	(3)	(3)	(3)
Other Taxes
Pari-Mutuel Rate and Reductions	(4)	(2)	(2)
TOTAL TAX REDUCTIONS	(866)	(863)	(892)

2006-07 DISBURSEMENTS FORECAST

Total Disbursements

(millions of dollars)

	2005-06 Results*	2006-07 Enacted	Annual $ Change	Annual % Change
General Fund	46,495	50,843	4,348	9.4%
State Funds	69,723	77,100	7,377	10.6%
All Funds	104,341	112,463	8,122	7.8%

*	Unaudited

In 2006-07, General Fund spending, including transfers to other funds, is projected to total $50.8 billion, an increase of 9.4% over 2005-06 unaudited year-end results. State Funds spending, which includes spending from both the General Fund and other funds supported by dedicated taxes, assessments, tuition revenues, HCRA resources and other non-Federal revenues, is projected to total $77.1 billion in 2006-07. All Funds spending, the broadest measure of the State Budget that includes Federal aid is projected to total $112.5 billion in 2006-07. When adjusted to exclude the incremental increase in the cost of the State Medicaid cap and FHP takeover, both of which provide local property tax and mandate relief, annual spending growth is roughly 7.7% in the General Fund, 9.5% in State Funds, and 7.1% in All Funds.

The major sources of annual spending change between 2005-06 and 2006-07 are summarized in the following table.

Enacted Budget Spending Projections Major Sources of Annual Change

(millions of dollars)

	General Fund	Other State Funds	State Funds	Federal Funds	All Funds
2005-06 Results	46,495	23,228	69,723	34,618	104,341
Major Functions
Public Health:
Medicaid	503	473	976	119	1,095
Public Health (including HCRA)	116	495	611	(73)	538
K-12 Education:
School Aid	1,035	383	1,418	16	1,434
School Construction (EXCEL)	0	1,800	1,800	0	1,800
All Other Education Aid	253	32	285	52	337
STAR	0	83	83	0	83
Enhanced STAR for Seniors	0	72	72	0	72
STAR Plus	0	0	0	0	0
Higher Education	716	455	1,171	13	1,184
Social Services:
Welfare	(4)	0	(4)	479	475
Children and Family Services	144	12	156	(408)	(252)
Mental Hygiene	351	73	424	(35)	389
Transportation	(88)	268	180	128	308
General State Charges	438	67	505	37	542
Debt Service	39	345	384	0	384
Other Changes
All Other (Net)*	845	(1,491)	(684)	417	(267)
2006-07 Enacted Budget	50,843	26,295	77,100	35,363	112,463
Annual Dollar Change	4,348	3,067	7,377	745	8,122
Annual Percent Change	9.4%	13.2%	10.6%	2.2%	7.8%

*	See detailed table later in this section

The spending forecast for each of the State’s major programs and activities follows on a program-by-program basis. In general, the forecasts are described in two parts: the first describes the current services estimate for the 2006-07 fiscal year for each major program or activity; the second summarizes the Enacted Budget actions. The combination of current services spending growth and Enacted Budget actions produce the resulting annual change in spending.

Current services disbursements from 2006-07 have been updated since the Executive Budget as more information has become available. The current services estimates are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. In correctional services, spending estimates are based in part on estimates of the State’s prison population, which in turn depend on forecasts of incarceration rates, release rates, and conviction rates. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

2006-07 General Fund Financial Plan

General Fund Disbursement Projections

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Grants to Local Governments:	31,287	34,210	2,923	9.3%
School Aid	13,500	14,535	1,035	7.7%
Medicaid	8,291	8,794	503	6.1%
Higher Education	1,782	2,264	482	27.0%
All Other Education	884	986	102	11.5%
Mental Hygiene (OMR/OMH/OASAS)	1,438	1,563	125	8.7%
Welfare	1,251	1,247	(4)	-0.3%
Children and Families Services	1,251	1,342	91	7.3%
All Other	2,890	3,479	589	20.4%
State Operations:	8,160	9,455	1,295	15.9%
Personal Service	5,705	6,902	1,197	21.0%
Non-Personal Service	2,455	2,553	98	4.0%
General State Charges	3,975	4,413	438	11.0%
Debt Service	1,710	1,749	39	2.3%
Capital Projects	267	219	(48)	-18.0%
All Other	1,096	797	(299)	-27.3%
Total Disbursements	46,495	50,843	4,348	9.4%

The State projects General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion (9.4%) over 2005-06 actual results. Increases in Grants to Local Governments, State Operations, and General State Charges are partially offset by a decrease in transfers to other funds. The major components of these disbursement changes are summarized below and are explained in more detail in the section entitled “2006-07 Financial Plan”.

Grants to local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of all Enacted Budget actions, local assistance spending is projected at $34.2 billion in 2006-07, an increase of $2.9 billion from the prior year. The largest annual increases are for school aid, Medicaid, and Higher Education, as described earlier.

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $9.5 billion in 2006-07, an increase of $1.3 billion (15.9%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73% of State Operations spending. The remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

Personal service spending increased $1.2 billion from the prior year. Growth is primarily affected by projected collective bargaining costs, in addition to the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. Salary increases under existing collective bargaining agreements ($306 million), pay raises for judges ($70 million) and staffing increases, primarily in Judiciary and Mental Hygiene, account for the remaining increase. Non-personal service spending, after adjusting for the $150 million patient income revenue reclassification, is projected to grow by $248 million. Inflation ($82 million), SUNY operations ($73 million), and legislative additions including General Fund support of Homeland Security costs previously funded by non-general funds ($30 million), account for majority of the change.

DOB projects the Executive branch workforce will total 191,267 in 2006-07, a decrease of 124 from 2005-06. Tables that summarize the historical, current, and projected workforce levels by All Funds and the General Fund appear in the tables at the end of this section.

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. General Fund spending for General State Charges is projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0%)

over the prior year. This annual increase is due mostly to rising costs of employee health benefits and higher pension contributions.

Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($219 million), and other funds ($797 million).

General Fund transfers for debt service increased by $39 million (2.3%) from 2005-06. Transfers to support capital projects are expected to decrease by $48 million, mainly due to timing delays for bond reimbursements. The decline in other funds transfers is largely due to non-recurring transfers from the General Fund in 2005-06 to the Lottery Fund to support a shortfall in receipts ($183 million), and a reduction in transfers to the VLT account ($30 million) to support school aid and SBE spending for 2006-07.

Major assumptions used in preparing the spending projections for the State’s major programs and activities are summarized in the following table.

Selected Fiscal Measures That Affect Spending Projections

	Actual		Forecast
	2004-05	2005-06*	2006-07	2007-08	2008-09
Economic Indicators
Base Revenue Growth	12.0%	11.2%	8.2%	5.3%	5.3%
Inflation Rate	3.0%	3.6%	2.8%	2.6%	2.6%

Health
Medicaid Caseload (excl. FHP)	3,531,938	3,744,808	3,893,762	4,013,762	4,137,460
Medicaid Inflation	4.1%	3.9%	3.8%	3.7%	3.7%
Medicaid Utilization	3.2%	3.7%	3.8%	3.9%	4.0%
State Takeover of County/NYC Costs (in millions)
• Family Health Plus (in millions)	$60	$289	$528	$573	$573
• Medicaid Cap	N/A	$113	$638	$1,186	$1,844

Education
School Aid (School Year - in millions)	$15,400	$16,400	$17,600	$18,400	$19,400
K-12 Enrollment	2,850,124	2,826,981	2,810,128	2,810,128	2,810,128
Public Higher Education Enrollment (FTEs)	490,916	496,189	500,070	500,070	500,070
State Tuition Assistance Recipients	336,700	343,881	343,881	343,881	343,881

Social Services
Family Assistance Caseload	485,500	453,200	441,400	419,200	414,800
Single Adult/No Children Caseload	140,200	146,000	141,700	133,100	132,800
Mental Hygiene Community Beds	81,446	82,948	84,445	86,105	86,943
Prison Population	63,307	62,890	63,100	63,100	63,100

State Operations
Negotiated Salary Increases (1)	2.5%	2.75%	3.00%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	188,925	191,400	191,275	191,675	191,675

General State Charges
Pension Contribution Rate	7.0%	8.8%	10.2%	10.2%	10.0%
Employee/Retiree Health Insurance Increase	13.5%	8.2%	8.5%	11.4%	11.1%

State Debt
Interest on Fixed Rate Variable Rate Debt	1.44%	2.65%	3.25%	3.25%	3.30%
Interest on Fixed Rate 30-Year Bonds	5.09%	5.00%	5.65%	6.00%	6.15%

*	Preliminary data, subject to revision.
(1)	Negotiated salary increases also include a recurring $800 base salary adjustment effective April 1, 2007. Current contracts are generally set to expire on March 31, 2007.

GENERAL FUND FINANCIAL PLAN PROJECTIONS FOR 2007-08 AND 2008-09

IMPACT OF ENACTED BUDGET ON GAP FORECAST

The 2006-07 Enacted Budget, after all legislative actions and veto overrides, results in outyear gaps of $3.7 billion for 2007-08 and $4.3 billion in 2008-09. By contrast, the recommendations set forth in the 2006-07 Executive

Budget, if enacted in their entirety, would have resulted in General Fund outyear budget gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09.

Enacted Budget receipts are expected to result in roughly 6.0% annual base-level growth over the outyears. The small annual change in expected 2007-08 receipts reflects the impact of the tax law changes that will lower receipts. Spending is projected to grow about 8% on average through 2008-09, based on the “current services” forecast.

The table below summarizes the impact of the 2006-07 Enacted Budget on the 2007-08 and 2008-09 budget gaps, as well as the annual changes in projected receipts, disbursements, and the use of reserves.

General Fund Financial Plan Projections, 2006-07 through 2008-09

(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change
Enacted Receipts	50,860	51,355	495	53,806	2,451
Enacted Spending	50,843	55,849	5,006	59,145	3,296
Balances/Reserves (Deposit)/Use	(17)	817	834	1,041	224

Enacted Budget Gaps	0	(3,677)	0	(4,298)	0

The following sections present a more detailed view of expected receipts and disbursements in each of the next two outyears, 2007-08 and 2008-09.

Outyear General Fund Receipt Projections

General Fund receipts, including transfers from other funds, are projected to total $51.4 billion in 2007-08, an increase of $495 million from 2006-07 estimates. Receipts are projected to grow by nearly $2.5 billion in 2008-09 to total $53.8 billion. The growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of an economic expansion. In general, there is significant uncertainty associated with forecasts of receipts more than 18 months into the future. Overall, the tax receipt projections for the out-years follow the path dictated by our forecast of economic growth. History suggests a large range of potential outcomes around these estimates.

General Fund Receipts Forecast

(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change
Personal Income Tax	23,137	23,914	777	25,691	1,777
User Taxes and Fees	8,323	8,665	342	8,969	304
Business Taxes	5,303	5,385	82	5,504	119
Other Taxes	896	967	71	1,030	63
Miscellaneous Receipts	2,846	2,368	(478)	2,146	(222)
Federal Grants	9	9	0	9	0
Transfers from Other Funds
Revenue Bond Fund	7,135	7,010	(125)	7,314	304
LGAC Fund	2,208	2,305	97	2,404	99
CW/CA Fund	533	485	(48)	488	3
All Other	470	247	223)	251	4

Total Receipts	50,860	51,355	95	53,806	2,451

Annual Percent Change			1.0%		4.8%

Taxes

In general, income tax growth for 2007-08 and 2008-09 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations. In addition, recent past and current tax law changes affect year-over-year comparisons. See Exhibit B in this AIS for more information on the State’s principal tax and fees.

General Fund income tax receipts are projected to increase by $777 million to just over $23.9 billion in 2007-08. The change from 2006-07 reflects the impact of the elimination of the temporary surcharge on the growth in base liabilities, and the full-year impact of the Enacted Budget tax reductions discussed above. General Fund PIT receipts for 2008-09 are projected to increase by $1.8 billion to $25.7 billion, reflecting growth in liability that is consistent with an expanding personal income base during a period of expected economic growth.

The 2007-08 and 2008-09 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy.

General Fund user taxes and fees receipts for 2007-08 are projected to reach $8.7 billion, an increase of $343 million, or 4.1%, from 2006-07. Sales tax receipts are projected to increase $327 million, or 4.2% due to a modest growth and in the base of the sales tax. Other user taxes and fees in the General Fund are projected to be virtually unchanged from 2006-07. General Fund user taxes and fees are expected to grow to $9.0 billion in 2008-09. The economy is expected to continue to grow at trend rates over this period, resulting in sales tax growth consistent with historical averages. General Fund business tax receipts are expected to increase to $5.4 billion in 2007-08 and to $5.5 billion in 2008-09 reflecting trend growth in business tax receipts and the continued impact of the 2006-07 tax reductions described above. General Fund receipts from other taxes are expected to increase to $967 million in 2007-08 and $1.0 billion in 2008-09, primarily reflecting continued growth in estate tax receipts.

Miscellaneous Receipts

General Fund miscellaneous receipts in 2007-08 are projected to be nearly $2.4 billion, down $478 million from the current year. This decrease is primarily the result of the loss of certain receipts from public authorities. In 2008-09, General Fund miscellaneous receipts collections are projected to be over $2.1 billion, down $222 million from 2007-08. This decrease results from expected declines in licenses and fees, the loss of bond issuance charges from the base, and a decrease in the value of the local government revenue and disbursement program.

Transfer from Other Funds

Transfers from other funds are estimated to decline $300 million to $10.0 billion in 2007-08, and grow to $10.5 billion in 2008-09. In 2007-08, the projected decline is due to increases in debt service related to PIT Revenue Bonds, LGAC Bonds and Clean Water/Clean Air general obligation debt service ($404 million), the decline in real estate tax receipts ($40 million) and the decline in all-other transfers (225 million) due in part to the loss of non-recurring fund sweeps. These variances are partially offset by projected increases in PIT and sales tax receipts ($368 million). In 2008-09, transfers are projected to grow due primarily to the net increase of tax receipts ($695 million) in excess of debt service payments on revenue bonds ($290 million).

Outyear General Fund Disbursement Projections

General Fund Disbursement Projections

(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change
Grants to Local Governments:	34,210	38,158	3,948	41,051	2,893

School Aid	14,535	15,093	558	15,626	533
Medicaid	8,794	11,578	2,784	13,578	2,000
Welfare	1,247	1,420	173	1,417	(3)
Mental Hygiene (OMR/OMH/OASAS)	1,563	1,731	168	1,850	119
Higher Education	2,264	2,367	103	2,439	72
Children and Families Services	1,342	1,457	115	1,530	73
Public Health	618	713	95	741	28
Local Government Assistance	1,177	1,224	47	1,219	(5)
Education -All Other	1,700	1,593	(107)	1,646	53
All Other	970	982	12	1,005	23
State Operations:	9,455	9,616	161	9,883	267

Personal Service	6,902	6,919	17	7,017	98
Non-Personal Service	2,553	2,697	144	2,866	169
General State Charges	4,413	4,742	329	5,024	282

Pensions	1,222	1,236	14	1,214	(22)
Health Insurance	2,389	2,682	293	2,963	281
All Other	802	824	22	847	23
Transfers to Other Funds:	2,765	3,333	568	3,187	(146)

Debt Service	1,749	1,768	19	1,750	(18)
Capital Projects	219	242	23	239	(3)
All Other	797	1,323	526	1,198	(125)

Total Disbursements	50,843	55,849	5,006	59,145	3,296

Annual Percent Change			9.8%		5.9%

DOB forecasts General Fund “current services” spending of $55.9 billion in 2007-08, an increase of $5.0 billion (9.9%) over the 2006-07 Enacted expenditure level, while 2008-09 growth is projected at $3.3 billion (5.9%). The growth levels are derived from estimates of outyear current service projections based on the 2006-07 Enacted Budget. The main sources of annual spending growth for 2007-08 and 2008-09 are itemized in the above table.

GRANTS TO LOCAL GOVERNMENTS

Annual growth in local assistance is driven primarily by Medicaid and school aid. The following table summarizes some of the factors that affect the local assistance projections over the Financial Plan period.

Forecast for Selected Program Measures Affecting Local Assistance

	Actual		Forecast
	2004-05	2005-06	2006-07	2007-08	2008-09
Medicaid
Medicaid Coverage (excl. FHP)	3,531,938	3,744,808	3,893,762	4,013,762	4,137,460
Medicaid Inflation	4.1%	3.9%	3.8%	3.7%	3.7%
Medicaid Utilization	3.2%	3.7%	3.8%	3.9%	4.0%
State Takeover of County/NYC Costs
• Family Health Plus (in millions)	$60	$289	$528	$573	$573
• Medicaid	N/A	$113	$638	$1,186	$1,844
Education
School Aid (School Year - in millions)	$15,400	$16,400	$17,600	$18,400	$19,400
K-12 Enrollment	2,850,124	2,826,981	2,810,128	2,810,128	2,810,128
Public Higher Education Enrollment (FTEs)	490,916	496,189	500,070	500,070	500,070
TAP Recipients	336,700	343,881	343,881	343,881	343,881
Welfare
Family Assistance Caseload	485,500	453,200	441,400	419,200	414,800
Single Adult/No Children Caseload	140,200	146,000	141,700	133,100	132,800
Mental Hygiene
Mental Hygiene Community Beds	81,446	82,948	84,445	86,105	86,943

School Aid

On a school year basis, school aid (including funding for SBE Aid) is projected at $18.4 billion in 2007-08 and $19.4 billion in 2008-09. Growth of $800 million in 2007-08 and $1.0 billion in 2008-09 reflects traditional school aid increases ($500 million in each of 2007-08 and 2008-09), and growth in SBE Aid ($300 million in 2007-08 and $500 million in 2008-09). SBE Aid is projected to increase from $700 million in 2006-07 to $1.0 billion in 2007-08 and $1.5 billion in 2008-09.

On a State fiscal year basis, General Fund school aid spending is projected to grow by approximately $558 million in 2007-08 and $533 million in 2008-09. This growth is attributable to Building Aid (roughly $100 million in 2007-08 and 2008-09); special education cost increases (approximately $125 million in 2007-08 and 2008-09); Transportation Aid (roughly $125 million in 2007-08 and 2008-09) and growth in other aid categories. Outside of the General Fund, revenues from the general lottery are projected to increase slightly (by $36 million in 2007-08 and $65 million in 2008-09) and VLT revenues are projected to increase by $462 million in 2007-08 and another $245 million in 2008-09. Outyear VLT estimates assume the start of new operations at two racetracks, Yonkers (in September 2006) and Aqueduct (in October 2007).

The recently enacted $2.6 billion EXCEL school construction program, which authorizes State bonding for school construction throughout the State, is projected to total $1.8 billion in 2006-07 and $400 million each year in 2007-08 and 2008-09. Of the $2.6 billion, $1.8 billion is for New York City, $400 million will go to “high-needs” school districts, while the remaining $400 million will go to all other school districts based on a per-pupil formula. These districts will be able to use the EXCEL aid to help cover the local taxpayer share of costs for new school building projects.

School districts will be able to use EXCEL funds either in lieu of building aid (provided as part of school aid) or as a supplement to building aid. To the extent that New York City and other school districts use EXCEL funds in lieu of building aid, projected building aid growth could be somewhat dampened as a result of the new EXCEL program. To the extent that EXCEL funds are used in conjunction with building aid to fully fund local school construction costs, there could be an acceleration in school construction that may produce an eventual increase in projected building aid growth. However, any such potential increase in State building aid over the next two to five years should be relatively modest due to: school districts using EXCEL funds to offset the recent construction materials cost increases that may exceed maximum cost allowances; the lead time needed to plan and implement school construction programs; the finite capacity of local school districts to undertake school construction programs; the payment of building aid on an assumed amortization basis; and the lag in initial building aid payments until at least 18 months after construction plans have been approved by the State Education Department (for school districts other than New York City).

Medicaid

General Fund spending for Medicaid, after the impact of 2006-07 Enacted Budget actions, is expected to grow by roughly $2.8 billion in 2007-08 and another $2.0 billion in 2008-09. This growth results, in part, from the combination of more recipients, higher service utilization, and medical-care cost inflation, including prescription drug prices. These factors are projected to add about $1.0 billion in 2007-08 and $1.5 billion in 2008-09. In addition, the savings for cost avoidance initiatives achieved through gubernatorial vetoes included in 2006-07 will expire. This increases costs by approximately $900 million in 2007-08 and $800 million in 2008-09 of which roughly $220 million is attributed to the expiration of legislation which would prevent cost shifting from Medicare Part D to the State Medicaid program. The remaining growth is primarily attributed to the State cap on local Medicaid costs and takeover of local FHP costs growing from $1.1 billion in 2006-07 to $1.7 billion in 2007-08 and to $2.4 billion in 2008-09. These projections also include the expiration of nursing home assessments ($258 million in both 2007-08 and 2008-09). In addition, the Financial Plan includes a transfer from the General Fund (excluded from these projections) to provide support for HCRA in the outyears ($627 million in 2007-08 and $486 million in 2008-09).

DOB projects the average number of Medicaid recipients will grow to 4 million in 2007-08, an increase of 2.6% over the estimated 2006-07 caseload of almost 3.9 million. FHP enrollment is estimated to grow to approximately 748,000 in 2007-08, an increase of 14% over projected 2006-07 enrollment of 658,000.

Welfare

Welfare spending, including administration, is projected at $1.4 billion in 2007-08, an increase of $173 million (13.9%) from 2006-07. Although the caseloads for family assistance and single adult/childless couples are projected to decline (5% and 6.1%, respectively), increased use of TANF for employment-related initiatives is expected to reduce the amount of TANF available to support General Fund public assistance spending.

Other Local

All other local assistance programs total $10.1 billion in 2007-08, an increase of $433 million (4.5%) over 2006-07 Enacted Budget levels. This increase consists primarily of growth in mental health and mental retardation programs ($168 million), children and family’s services ($115 million), higher education ($103 million), public health ($95 million), and local government assistance ($47 million).

Forecast of Selected Program Measures Affecting State Operations

	2004-05	2005-06	2006-07	2007-08	2008-09
State Operations
Prison Population (Corrections)	63,307	62,890	63,100	63,100	63,100
Negotiated Salary Increases (1)	2.5%	2.75%	3.00%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	188,925	191,400	191,275	191,675	191,675

(1)	Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

State Operations

State Operations spending in the General Fund is expected to total $9.6 billion in 2007-08, an annual increase of $161 million (1.7%). In 2008-09, spending is projected to grow by another $267 million to a total of $9.9 billion (2.8%). In 2007-08, personal service costs increase with an $800 base salary adjustment effective April 1, 2007, and both years reflect longevity and other related salary increases. Offsetting the personal service growth from 2006-07 to 2007-08 is the retroactive component associated with the NYSCOPBA award, which does not recur in 2007-08. As noted, there is no provision for additional collective bargaining costs in 2007-08 or 2008-09.

General State Charges (GSCs)

Forecast of Selected Program Measures Affecting General State Charges

	2004-05	2005-06	2006-07	2007-08	2008-09
General State Charges
Pension Contribution Rate	7.0%	8.8%	10.2%	10.2%	10.0%
Employee/Retiree Health Insurance Rate	13.5%	8.2%	8.5%	11.4%	11.1%

GSCs are projected to total $4.7 billion in 2007-08 and $5 billion in 2008-09. The annual increases are due mainly to anticipated cost increases in health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement Systems is expected to remain at 10.2% in both 2006-07 and 2007-08 with a decline to 10.0% in 2008-09. Spending for employee and retiree health care costs is expected to increase by $293 million in 2007-08 and another $281 million in 2008-09, and assumes average annual premium increases of 11%. Health insurance is projected at $2.7 billion in 2007-08 ($1.6 billion for active employees and $1.0 billion for retired employees) and $3.0 billion in 2008-09 ($1.8 billion for active employees and $1.2 billion for retired employees).

Transfers to Other Funds

Forecast of Selected Program Measures Affecting Debt Service

	2004-05	2005-06	2006-07	2007-08	2008-09
State Debt
Interest on Variable Rate Debt	1.44%	2.65%	3.25%	3.25%	3.30%
Interest on Fixed Rate 30-Year Bonds	5.09%	5.00%	5.65%	6.00%	6.15%

Transfers to other funds are estimated to total $3.3 billion in 2007-08 and $3.2 billion in 2008-09. The $568 million increase in 2007-08 is largely due to a $627 million transfer to HCRA as a result of the denial of the proposed cigarette tax increase. This transfer is expected to decline by $141 million in 2008-09 and accounts for the All Other decline of $125 million. Debt service transfers from the General Fund are projected to remain stable primarily because increases in debt service costs are reflected in State Funds due to the accounting treatment of the personal income tax revenue bond program.

2006-07 Governmental Funds Financial Plan

(By Fund Type—Excluding General Fund)

This section summarizes the 2006-07 Financial Plan from the perspective of the three major fund types outside the General Fund that comprise the All Funds budget: Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

Special Revenue Funds

Special Revenue Funds receive dedicated State and Federal revenues used to finance specific activities. They are intended to be self-supporting, with receipts equaling or exceeding disbursements. However, when statutorily authorized, specified funds and accounts may borrow from the State’s Short-Term Investment Pool to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

In 2006-07, the Special Revenue Funds Cash Financial Plan projects total receipts of $52.7 billion, total disbursements of $54.3 billion, net other financing sources of $313 million, and use of fund balances of $1.3 billion, resulting in a closing fund balance of $2.9 billion. The use of fund balances consists primarily of health care conversion proceeds available in 2005-06 that will be used to support HCRA programs in 2006-07 ($1.0 billion).

Receipts

Special Revenue Funds Receipts

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Taxes	6,057	6,249	192	3.2%
Miscellaneous Receipts	13,767	12,575	(1,192)	-8.7%
Federal Grants	33,363	33,868	505	1.5%

Total Receipts	53,187	52,692	(495)	-0.9%

Total 2006-07 Special Revenue Fund receipts are projected to decline by $495 million from the prior-year forecast. This change is comprised of a decline in miscellaneous receipts offset by increases in Federal grants and taxes. The major components of these receipt changes are summarized below.

Tax receipts growth primarily includes additional taxes dedicated to support the STAR program, resulting from program growth and a newly enacted cost-of-living adjustment for seniors and growth in tax receipts dedicated to Mass Transit and the Dedicated Mass Transportation Trust Fund. The annual decline in miscellaneous receipts is primarily due to the receipt of $2.2 billion of health care conversion proceeds in 2005-06 that will be used to support State Medicaid and other public health care costs. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, timing-related variances may result.

Disbursements

Special Revenue Funds Disbursements

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Grants to Local Governments	43,010	45,054	2,044	4.8%

Medicaid	21,919	22,512	593	2.7%
School Aid	5,051	5,418	367	7.3%
STAR	3,213	3,368	155	4.8%
Transportation	2,232	2,312	80	3.6%
Social Services	4,263	4,328	65	1.5%
Public Health	3,004	3,441	437	14.5%
Mental Hygiene	1,365	1,423	58	4.2%
All Other	1,963	2,252	289	14.7%

State Operations	8,217	8,366	149	1.8%

Personal Service	4,946	4,931	(15)	-0.3%
Non-Personal Service	3,271	3,435	164	5.0%

General State Charges	760	864	104	13.7%
Capital Projects	41	2	(39)	-95.1%

Total Disbursements	52,028	54,286	2,258	4.3%

Total Special Revenue Fund disbursements are projected to be $54.3 billion, an increase of $2.3 billion (4.3%) from the prior year. The major changes in disbursements are summarized below and are explained in more detail in the section entitled “2006-07 Disbursements Forecast.”

Grants to Local Governments are projected to increase $2.0 billion from 2005-06. Sources of growth in major programs include higher spending in Medicaid, public health, STAR, and school aid. All other changes consist of growth in Federal spending for homeland security ($188 million) and implementation of the Help America Vote Act ($190 million).

State Operations disbursements are projected to increase $149 million from 2005-06. Annual growth in personal service and non-personal service amount to $135 million and $14 million, respectively, after adjusting for the reclassification of spending from personal service to non-personal service. Spending increases are the result of collective bargaining agreements and performance advances ($134 million) and inflation ($94 million), offset by a decline in non-personal service spending supported by HCRA resulting from a technical change in the categorization of costs ($85 million).

Disbursements for General State Charges are expected to increase $104 million from the prior year. Growing employer pension contributions and higher health insurance costs account for most of the annual growth in General State Charges.

OTHER FINANCING SOURCES/(USES)

Special Revenue Funds Other Financing Sources/(Uses)

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Transfers From Other Funds	3,856	3,600	(256)	-6.6%
Transfers To Other Funds	(2,826)	(3,287)	(461)	16.3%

Net Other Financing Sources/(Uses)	1,030	313	(717)	-69.6%

Transfers from other funds are projected to total $3.6 billion, a decrease of $256 million (6.6%) from the prior year. Non-recurring transfers from the General Fund to the Lottery Fund to support a shortfall in receipts ($183 million) and a decrease in SUNY transfers ($110 million) accounts for the majority of the change.

Transfers to other funds are estimated at $3.3 billion, an increase of $461 million (16.3%) from 2005-06. The annual growth is due to increased capital spending for HEAL-NY supported by HCRA ($64 million), an increase in Federal Medicaid reimbursement for Mental Hygiene services before payment of debt service ($196 million), a transfer from the Revenue Arrearage Account to the General Fund ($50 million); the receipt of Federal Medicare Part D moneys ($60 million), transfers from DCJS accounts to support General Fund programs including Operation IMPACT, and aid for crime labs, prosecution and defense programs ($49 million) and an increase in transfers expected from the Tribal State Compact Account ($28 million).

CAPITAL PROJECTS FUNDS

The following section summarizes action on spending from the Capital Projects Fund type. A more complete explanation of the State’s capital and debt programs are included in the Enacted Budget Five-Year Capital Program and Financing Plan.

The Capital Projects Fund group includes spending from the Capital Projects Fund, which is supported by a General Fund transfer, and spending from other funds for specific purposes, such as transportation, environment, economic development, health, education, public protection, and mental health.

The following capital projects tables reflect accounting adjustments for capital projects activity for certain capital spending that is not currently reported in actual cash spending results, but is reported in the State’s GAAP Financial Statements. This spending relates to programs which are financed directly from bond proceeds, totaled $1.0 billion in 2005-06 and is projected at $3.1 billion in 2006-07. Spending for EXCEL, the new school construction program is anticipated to total $1.8 billion in fiscal year 2006-07.

Receipts

Capital Projects Funds Receipts

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Taxes	1,941	2,066	125	6.4%
Miscellaneous Receipts	2,731	5,681	2,950	108.0%
Federal Grants	1,766	1,730	(36)	-2.0%
Total Receipts	6,438	9,477	3,039	47.2%
GAAP Adjustment	(1,017)	(3,101)	(2,084)	204.9%

Financial Plan Total	5,421	6,376	955	17.6%

Total Capital Projects Fund receipts include dedicated tax receipts from highway-related taxes deposited into the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes deposited into EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other dedicated fees, such as State park fees. Federal grants reflect reimbursements for State spending advanced pursuant to agreements with various Federal agencies.

Taxes

Taxes deposited to the Capital Projects Fund are projected to be almost $2.1 billion in 2006-07, an increase of $125 million (6.4%) from 2005-06. The projected growth reflects increases in highway-related taxes deposited to the Dedicated Highway and Bridge Trust Fund and a statutory increase of $35 million in 2006-07 from the portion of the real estate transfer tax dedicated to EPF.

Miscellaneous Receipts

Miscellaneous receipts are projected to total almost $5.7 billion in 2006-07, an increase of almost $3 billion from 2005-06. The projected increase is driven primarily by increases for projects for education ($2.2 billion), transportation ($361 million), parks and environment ($105 million), and economic development ($91 million) financed with public authority bond proceeds, and for timing related year-to-year shifts of authority bond proceeds reimbursements resulting from delayed or deferred 2005-06 bond sales.

Federal Grants

Federal grants are estimated at approximately $1.7 billion in 2006-07, virtually unchanged from the amount for 2005-06.

Disbursements

Capital Projects Funds Disbursements

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Transportation	3,215	3,530	315	9.8%
Parks and Environment	500	615	115	23.0%
Economic Development and Gov’t Oversight	501	532	31	6.2%
Health and Social Welfare	154	206	52	33.8%
Education (mostly SUNY/CUNY)	725	1,190	465	64.1%
EXCEL	0	1,800	1,800	N/A
Public Protection	285	323	38	13.3%
Mental Hygiene	355	357	2	0.6%
General Government	116	145	29	25.0%
Other	298	351	53	17.8%
Total Disbursements	6,149	9,049	2,900	47.2%
GAAP Adjustment	(1,017)	(3,101)	(2,084)	204.9%
Financial Plan Total	5,132	5,948	816	15.9%

Spending from the Capital Projects Fund (prior to adjustments) is projected to total almost $9.1 billion in 2006-07, an increase of $2.9 billion. The majority of the increase is for programs in education ($2.3 billion), Transportation ($315 million), and parks and environment ($115 million).

Other Financing Sources/(Uses)

Capital Projects Funds Other Financing Sources/(Uses)

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Transfers From Other Funds	279	341	62	22.2%
Transfers To Other Funds	(877)	(844)	33	-3.8%
Bond Proceeds	159	236	77	48.4%

Net Other Financing Sources/(Uses)	(439)	(267)	172	-39.2%

Transfers from other funds are estimated at $341 million in 2006-07, an increase of $62 million from 2005-06. The change is attributable primarily to the increase of $64 million transfer from HCRA directly to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL NY, offset by reestimates for other programs.

Capital Projects Fund transfers to other funds declined from 2005-06 ($877 million) to 2006-07 ($844 million) and reflect primarily initial debt service savings resulting from the refinancing of Dedicated Highway and Bridge Trust Fund bonds.

On this table, bond proceeds reflect General Obligation bonds which are issued pursuant to voter approval, as opposed to bonds issued for the State by public authorities pursuant to contractual agreements. The $236 million estimate for 2006-07 is $77 million higher than the estimate for 2005-06 and primarily reflects the first full year of spending activity for the recently approved Rebuild and Renew New York 2005 General Obligation bonds.

DEBT SERVICE FUNDS

The following section briefly summarizes activity in the Debt Service Funds type. Debt Service Funds are used to account for all receipts, transfers and debt service payments made on State-supported bonds. State-supported bonds include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation, Dormitory Authority of the State of New York, Thruway Authority, Local Government Assistance Corporation) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Total receipts in the debt service funds are projected at $11.6 billion in 2006-07. Disbursements for debt service and related expenses are expected to total $4.2 billion. Receipts in excess of those required to satisfy the State’s debt service obligations are transferred to the General Fund or to other funds to support capital or operating disbursements.

Receipts

Debt Service Funds Receipts

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Taxes	10,341	10,932	591	5.7%
Miscellaneous Receipts	745	665	(80)	-10.7%

Total Receipts	11,086	11,597	511	4.6%

Total Debt Service Funds receipts are projected to be $11.6 billion, an increase of $511 million (4.6%) from 2005-06. The annual growth is due to increases in dedicated taxes ($591 million) offset by a modest decrease in miscellaneous receipts ($80 million). These changes are described in more detail below.

Taxes

The $591 million (5.7%) increase in taxes deposited to the Debt Service Funds is attributable to growth in dedicated personal income tax receipts deposited to the Revenue Bond Tax Fund ($813 million), offset by reduced sales and use taxes deposited to the Local Government Assistance Tax Fund ($48 million) and real estate transfer taxes deposited to the Clean Water/Clean Air Fund ($173 million). Starting in 2006-07, an additional portion of the real estate transfer tax deposits will be redirected to the EPF to further support environmental programs.

Miscellaneous Receipts

The projected $80 million decrease from 2005-06 is due to reduced receipts from SUNY dormitory fees ($27 million) and less patient income for mental hygiene and health facilities ($56 million), as offset by slightly higher receipts supporting general obligation housing bonds ($2 million).

Disbursements

Debt Service Funds Disbursements

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
General Debt Service Fund	2,573	2,885	312	12.1%
Dedicated Highway Fund	474	458	(16)	-3.4%
LGAC	321	358	37	11.5%
Mental Hygiene	288	333	45	15.6%
All Other	103	117	14	13.6%

Total Disbursements	3,759	4,151	392	10.4%

Total disbursements from the Debt Service Funds are projected to increase from $3.8 billion in 2005-06 to $4.2 billion in 2006-07. The increase primarily reflects higher debt service costs associated with supporting ongoing bonded capital needs, as well as the early debt service impacts of the $3.8 billion of new bond-financed capital included in the Enacted Budget. This includes $2.6 billion for school construction (EXCEL), $750 million for SUNY and CUNY, $390 for economic development, $43 million for environmental purposes, $25 million for housing, and $15 million for library construction.

Offsetting these increases are several savings initiatives being implemented with the 2006-07 Enacted Budget, which are expected to reduce debt service costs by about $50 million. Of this, approximately $15 million was realized with the Governor’s 30-Day Amendments, leaving $35 million yet to be achieved. Specifically, the State will continue to use PIT revenue bonds (recently upgraded to S&P’s highest rating of AAA) to finance a variety of capital programs; maximize savings opportunities using available swaps capacity; employ less costly variable rate debt if market conditions are favorable; and use the $250 million deposited to the Debt Reduction Reserve Fund (DRRF) to reduce State debt levels.

General Debt Service Fund

Spending from the General Debt Service Fund is projected to increase by $312 million (12.1%). As the State continues to transition from State appropriation backed bonds to PIT revenue bonds to finance its capital needs, spending in the General Debt Service Fund will decline, while spending in the Revenue Bond Tax Fund will increase proportionally.

Dedicated Highway and Bridge Trust Fund

Spending from the Dedicated Highway and Bridge Trust Fund, which the Comptroller reclassifies to the General Debt Service Fund, is projected to decrease by $16 million (3.4%) in 2005-06. This primarily reflects the continuing impact of the 2005 restructuring of existing bonds to better match the projects’ useful lives.

LGAC

The LGAC Tax Fund is projected to receive $2.6 billion in 2006-07 from the dedicated one-cent statewide sales tax. Debt service and related costs on LGAC bonds are projected at $358 million in 2006-07, an increase of $37 million (11.5%) from the current year. Local aid payments due to the State Tax Asset Receivable Corporation are paid from the Local Government Assistance Tax Fund after all LGAC debt and related obligations are met, and are reflected in the local assistance portion of the Financial Plan.

MENTAL HYGIENE

Patient income revenues of $2.9 billion deposited and transferred to the Mental Health Services Fund, will satisfy debt service obligations of $333 million in 2006-07. Debt service and related costs for this program are projected to increase by $45 million (15.5%) from 2005-06 levels. This increase is driven by new issuances to support the Mental Hygiene capital program coupled with lower recurring refunding savings.

ALL OTHER

This category includes debt service spending from the Health Income Fund, Housing Debt Fund, and the SUNY Dormitory Income Fund. The $14 million increase in spending from 2005-06 is largely attributable to increased debt service for SUNY dormitory bonds.

Debt Service Funds Other Financing Sources/(Uses)

(millions of dollars)

	2005-06 Results	2006-07 Enacted	Annual Change	Percent Change
Transfers From Other Funds	5,168	5,386	218	4.2%
Transfers To Other Funds	(12,458)	(12,808)	(350)	2.8%

Net Other Financing Sources/(Uses)	(7,290)	(7,422)	(132)	1.8%

OTHER FINANCING SOURCES/(USES)

The increase in transfers from other funds compared to 2005-06 ($218 million) reflects increased transfers from the Federal Health and Human Services Special Revenue Funds to the Mental Health Services Fund ($196 million), along with higher transfers from the Dedicated Highway and Bridge Trust Fund ($21 million), the General Fund ($39 million), SUNY Operations ($9 million), and the Centralized Services Fund ($17 million) to the General Debt Service Fund and Revenue Bond Tax Fund, and modest net decreases in other transfers ($64 million).

The $350 million (2.8%) increase in transfers to other funds from 2005-06 reflects the excess beyond the debt service due on State PIT Revenue Bonds from the Revenue Bond Tax Fund ($635 million) offset by reduced transfers to the General Fund from and the Local Government Assistance Tax Fund ($86 million), the Clean Water Debt Service Fund ($182 million), and others ($17 million).

RESERVES

The State’s General Fund reserves total $3.3 billion at the end of 2005-06, with nearly $1 billion in undesignated reserves available to deal with unforeseen contingencies and $2.3 billion designated for subsequent use. Reserves are expected to be $3.2 billion at the end of 2006-07, with $2.3 billion designated for future use and $1 billion in undesignated reserves.

The $2.3 billion of reserves designated for future use includes $1.8 billion in a spending stabilization reserve (the Financial Plan projects the reserve will be used in equal installments in 2007-08 and 2008-09), and $276 million to fund existing member item programs from the Community Projects Fund. Another $250 million is currently reflected in reserves in 2006-07 for debt reduction, but is expected to be used in 2006-07 to eliminate high cost debt.

The $1 billion of undesignated reserves includes $944 million in the Rainy Day Reserve, after the maximum deposit of $72 million in 2005-06, and $21 million in the Contingency Reserve Fund for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 2%, and can be used only to respond to unforeseen mid-year budget shortfalls.

General Fund Estimated Closing Balance 2006-07

(dollars in millions)

	2006-07
	30-Day	Change	Enacted
Closing Fund Balance	3,833	(559)	3,274
General Reserves
Statutory Rainy Day Reserve Fund	945	(1)	944
Contingency Reserve Fund	21	0	21
Designated Reserves
Spending Stabilization Reserve	2,106	(323)	1,783
Collective Bargaining Reserve	275	(275)	0
Debt Reduction Reserve	250	0	250
Community Projects Fund	236	40	276

Aside from the reserves noted above, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that may materialize from economic and revenue risks, potential adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Cash Flow Forecast

In 2006-07, the General Fund is projected to have quarterly-ending balances of $4.5 billion in June 2006, $5.5 billion in September 2006, $3.7 billion by the end of December 2006, and $3.3 billion at the end of March 2007. The lowest projected month-end cash flow balance is the $3.3 billion in March. The 2006-07 General Fund cash flow estimates all final Enacted Budget actions including vetoes, veto overrides and chapter amendments as known at the time of this report. DOB’s detailed monthly cash flow projections for 2006-07 are set forth in the Financial Plan tables at the end of this section.

The Office of the State Comptroller (OSC) invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through the Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

OSC is authorized to make short-term loans from STIP to cover temporary cash needs in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are “receivable on account” or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

GAAP-Basis Financial Plans/GASB 45

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of GAAP in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Financial Plan. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2004-05. In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $40.9 billion, total expenditures of $48.8 billion, and net other financing sources of $9.8 billion, resulting in an operating surplus of $1.9 billion, increasing the 2004-05 accumulated surplus of $546 million to a projected accumulated surplus of $2.4 billion. The operating results primarily reflect the moneys set aside in a spending stabilization reserve.

In 2006-07, the General Fund GAAP Financial Plan shows total revenues of $41.1 billion, total expenditures of $54.1 billion, and net other financing sources of $11.4 billion, resulting in an operating deficit of $1.5 billion and a projected accumulated surplus of $881 million. These changes are due primarily to the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus in 2006-07. The projected accumulated surplus of $881 million is roughly $300 million higher than 2004-05 actuals.

The GAAP basis results for 2004-05 showed the State in a net positive overall financing condition of $43.8 billion. The net positive financial condition of $43.8 billion is before the State reflects the impact of GASB 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions”. GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominately health care, for current employees and retirees. The State has hired an independent actuarial consulting firm to complete the analysis of retiree health care liabilities, and expects to have results available later in the fiscal year. The value of these benefits will be reflected in the 2007-08 fiscal year GAAP-basis financial statements. It is expected that these costs may be substantial, and could significantly reduce or even potentially eliminate the current net positive condition.

DOB’s GAAP Financial Plan tables for 2005-06 and 2006-07 are in the Financial Plan tables at the end of this section. Detailed GAAP Financial Plans for 2005-06 through 2008-09 can be found in the 2006-07 Enacted Budget Report, in the sections entitled “Financial Plan Tables” and “Supplemental Financial Plan Information”.

Health Care Reform Act (HCRA) Financial Plan

The 2005-06 Enacted Budget extended the HCRA authorization through June 30, 2007, and created a new HCRA Resources Fund. As a result, all of HCRA is now “on budget” (i.e., accounted for in the All Governmental Funds Financial Plan). Prior to 2005-06, roughly 25% of spending (about $900 million in 2004-05) financed through HCRA was “off budget” (i.e., outside the Financial Plan). HCRA spending can be found in the following functions: Medicaid, Public Health, the State Office for the Aging, and the Office of Mental Health.

OVERVIEW

HCRA was established in 1996 to improve the financing system for hospitals and consolidate a range of health care expansion programs. Subsequent extensions and modifications of HCRA enabling legislation have initiated new health care programs including the FHP Program and Healthy New York, and provided additional funding for the expansion of existing programs such as Child Health Plus (CHP) program. HCRA has also provided financing for the health care industry, including investments in worker recruitment and retention and in the Health Care Equity and Affordability Law for New Yorkers (HEAL NY).

Over time, spending levels in major entitlement programs, such as CHP, FHP, and EPIC, have increased, placing added pressure on recurring revenues to keep pace with rising demands. In 2005-06, the receipt of over $2.7 billion in health care conversion proceeds resulted in a sizeable balance at March 31, 2006. These proceeds will be used to support HCRA programs in the 2006-07 fiscal year and beyond.

However, continued growth in existing programs and additional funding for new and expanded programs added in the 2006-07 Enacted Budget, coupled with the use of nonrecurring revenues result in a projected deficit of over $100 million by the end of 2007-08 growing to $1.0 billion in 2008-09. Current HCRA authorization expires on June 30, 2007 at which time HCRA is estimated to have a positive balance of roughly $282 million.

The following chart summaries the annual receipts and disbursements for the HCRA Financial Plan.

HCRA Financial Plan - 2005-06 through 2008-09

(millions of dollars)

	2005-06	2006-07	2007-08	2008-09
Opening Balance	251	1,601	601	(122)

Total Receipts	6,176	4,430	4,569	4,449

Conversion Proceeds	2,743	1,000	500	550
Surcharges	1,560	1,741	1,782	1,774
Covered Lives Assessment	682	775	775	775
Hospital Assessment (1%)	223	199	199	199
Cigarette Tax Revenue	571	563	578	570
All Other	397	152	735	581
Total Disbursements	4,826	5,430	5,292	5,330

Medicaid Assistance Account	1,985	2,144	1,882	1,862
HCRA Program Account (incl. GME)	869	1,135	1,100	1,106
Hospital Indigent Care	819	841	841	841
EPIC	541	582	626	626
Child Health Plus	345	365	384	384
Public Health Programs	129	156	137	137
Mental Health Programs	86	92	92	92
All Other	52	115	230	282
Change in Fund Balance	1,350	(1,000)	(723)	(881)

Closing Balance	1,601	601	(122)	(1,003)

The most significant revenue actions included in the Enacted Budget are the planned acceleration of $500 million in additional revenues from conversion proceeds for a total of $1.0 billion in 2006-07 and required delinquency billings for HCRA revenue payers. The recommended increase in cigarette tax and authorization of new insurance conversions to stabilize HCRA financing were not enacted.

The Enacted Budget provides targeted investments for anti-tobacco programs, Physicians Excess Medical Malpractice, and capital spending within the HEAL NY program, as well as additional funding to improve the quality of care for nursing homes, creating a new worker recruitment and retention program for home care providers, and various other initiatives.

CASH FINANCIAL PLAN GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals(1)	2006-2007 Enacted	Change
Opening fund balance	2,546	3,257	711
Receipts:
Taxes:
Personal income tax	20,700	23,137	2,437
User taxes and fees	8,639	8,323	(316)
Business taxes	5,084	5,303	219
Other taxes	881	896	15
Miscellaneous receipts	2,029	2,846	817
Federal Grants	0	9	9
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,500	7,135	635
Sales tax in excess of LGAC debt service	2,295	2,208	(87)
Real estate taxes in excess of CW/CA debt service	715	533	(182)
All other	363	470	107
Total receipts	47,206	50,860	3,654
Disbursements:
Grants to local governments	31,287	34,210	2,923
State operations	8,160	9,455	1,295
General State charges	3,975	4,413	438
Transfers to other funds:
Debt service	1,710	1,749	39
Capital projects	267	219	(48)
Other purposes	1,096	797	(299)
Total disbursements	46,495	50,843	4,348
Change in fund balance	711	17	(694)
Closing fund balance	3,257	3,274	17
General Reserves
Statutory Rainy Day Reserve Fund	944	944	0
Contingency Reserve Fund	21	21	0
Designated Reserves
Spending Stabilization Reserve	2,041	1,783	(258)
Community Projects Fund	251	276	25
Debt Reduction Reserve	0	250	250

(1)	Unaudited results.

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND

2006-2007

(millions of dollars)

	30-Day	Change	Enacted
Opening fund balance	3,301	(44)	3,257
Receipts:
Taxes:
Personal income tax	22,720	417	23,137
User taxes and fees	8,799	(476)	8,323
Business taxes	4,999	304	5,303
Other taxes	900	(4)	896
Miscellaneous receipts	2,631	215	2,846
Federal Grants	9	0	9
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,995	140	7,135
Sales tax in excess of LGAC debt service	2,356	(148)	2,208
Real estate taxes in excess of CW/CA debt service	533	0	533
All other	267	203	470
Total receipts	50,209	651	50,860
Disbursements:
Grants to local governments	33,674	536	34,210
State operations	8,897	558	9,455
General State charges	4,344	69	4,413
Transfers to other funds:
Debt service	1,745	4	1,749
Capital projects	255	(36)	219
Other purposes	762	35	797
Total disbursements	49,677	1,166	50,843
Change in fund balance	532	(515)	17
Closing fund balance	3,833	(559)	3,274
General Reserves
Statutory Rainy Day Reserve Fund	945	(1)	944
Contingency Reserve Fund	21	0	21
Designated Reserves
Spending Stabilization Reserve	2,106	(323)	1,783
Collective Bargaining Reserve	275	(275)	0
Debt Reduction Reserve	250	0	250
Community Projects Fund	236	40	276

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND

2006-2007 through 2008-2009

(millions of dollars)

	2006-2007 Enacted	2007-2008 Estimated	2008-2009 Estimated
Receipts:
Taxes:
Personal income tax	23,137	23,914	25,691
User taxes and fees	8,323	8,665	8,969
Business taxes	5,303	5,385	5,504
Other taxes	896	967	1,030
Miscellaneous receipts	2,846	2,368	2,146
Federal Grants	9	9	9
Transfers from other funds:
PIT in excess of Revenue Bond debt service	7,135	7,010	7,314
Sales tax in excess of LGAC debt service	2,208	2,305	2,404
Real estate taxes in excess of CW/CA debt service	533	485	488
All other	470	247	251
Total receipts	50,860	51,355	53,806
Disbursements:
Grants to local governments	34,210	38,158	41,051
State operations	9,455	9,616	9,883
General State charges	4,413	4,742	5,024
Transfers to other funds:
Debt service	1,749	1,768	1,750
Capital projects	219	242	239
Other purposes	797	1,323	1,198
Total disbursements	50,843	55,849	59,145
Deposit to/(use of) Community Projects Fund	25	75	(150)
Deposit to/(use of) Debt Reduction Reserve	250	0	0
Deposit to/(use of) Spending Stabilization Reserve Fund	(258)	(892)	(891)
Margin	0	(3,677)	(4,298)

Source: NYS DOB

CASH RECEIPTS GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Results(1)	2006-2007 Enacted	Change
Personal income tax	20,700	23,137	2,437
User taxes and fees	8,639	8,323	(316)
Sales and use tax	7,978	7,686	(292)
Cigarette and tobacco taxes	403	402	(1)
Motor fuel tax	0	0	0
Motor vehicle fees	24	0	(24)
Alcoholic beverages taxes	192	191	(1)
Alcoholic beverage control license fees	42	44	2
Auto rental tax	0	0	0
Business taxes	5,084	5,303	219
Corporation franchise tax	2,665	2,806	141
Corporation and utilities tax	591	593	2
Insurance taxes	987	1,083	96
Bank tax	841	821	(20)
Petroleum business tax	0	0	0
Other taxes	881	896	14
Estate tax	855	874	19
Gift tax	2	0	(2)
Real property gains tax	1	0	(1)
Pari-mutuel taxes	23	21	(2)
Other taxes	1	1	0
Total Taxes	35,304	37,659	2,354
Miscellaneous receipts	2,029	2,846	817
Federal Grants	0	9	9
Total	37,334	40,514	3,180

(1)	Unaudited results.

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2006-2007

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	3,747	(406)	221	6,819
Receipts:
Taxes	37,659	6,249	2,066	10,932	56,906
Miscellaneous receipts	2,846	12,433	2,580	665	18,524
Federal grants	9	1	0	0	10
Total receipts	40,514	18,683	4,646	11,597	75,440
Disbursements:
Grants to local governments	34,210	14,813	940	0	49,963
State operations	9,455	5,262	0	65	14,782
General State charges	4,413	613	0	0	5,026
Debt service	0	0	0	4,086	4,086
Capital projects	0	1	3,242	0	3,243
Total disbursements	48,078	20,689	4,182	4,151	77,100
Other financing sources (uses):
Transfers from other funds	10,346	1,223	341	5,386	17,296
Transfers to other funds	(2,765)	(503)	(831)	(12,808)	(16,907)
Bond and note proceeds	0	0	236	0	236
Net other financing sources (uses)	7,581	720	(254)	(7,422)	625
Change in fund balance	17	(1,286)	210	24	(1,035)
Closing fund balance	3,274	2,461	(196)	245	5,784

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,461	(196)	245	2,510
Receipts:
Taxes	38,931	6,412	2,150	11,260	58,753
Miscellaneous receipts	2,368	12,283	3,193	671	18,515
Federal grants	9	1	0	0	10
Total receipts	41,308	18,696	5,343	11,931	77,278
Disbursements:
Grants to local governments	38,158	14,522	834	0	53,514
State operations	9,616	5,334	0	66	15,016
General State charges	4,742	622	0	0	5,364
Debt service	0	0	0	4,660	4,660
Capital projects	0	2	4,414	0	4,416
Total disbursements	52,516	20,480	5,248	4,726	82,970
Other financing sources (uses):
Transfers from other funds	10,047	1,740	453	5,574	17,814
Transfers to other funds	(3,333)	(435)	(920)	(12,746)	(17,434)
Bond and note proceeds	0	0	404	0	404
Net other financing sources (uses)	6,714	1,305	(63)	(7,172)	784
Deposit to/(use of) Community Projects Fund	75	0	0	0	75
Deposit to/(use of) Spending Stabilization Reserve Fund	(892)	0	0	0	(892)
Change in fund balance	(3,677)	(479)	32	33	(4,091)
Closing fund balance	(3,677)	1,982	(164)	278	(1,581)

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2008-2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Service Funds	Debt Projects Funds	(MEMO) Total
Opening fund balance	0	1,982	(164)	278	2,096
Receipts:
Taxes	41,194	6,621	2,167	11,956	61,938
Miscellaneous receipts	2,146	12,616	3,083	680	18,525
Federal grants	9	1	0	0	10
Total receipts	43,349	19,238	5,250	12,636	80,473
Disbursements:
Grants to local governments	41,051	15,102	767	0	56,920
State operations	9,883	5,359	0	66	15,308
General State charges	5,024	639	0	0	5,663
Debt service	0	0	0	5,082	5,082
Capital projects	0	2	4,437	0	4,439
Total disbursements	55,958	21,102	5,204	5,148	87,412
Other financing sources (uses):
Transfers from other funds	10,457	1,619	478	5,751	18,305
Transfers to other funds	(3,187)	(448)	(1,033)	(13,209)	(17,877)
Bond and note proceeds	0	0	531	0	531
Net other financing sources (uses)	7,270	1,171	(24)	(7,458)	959
Deposit to/(use of) Community Projects Fund	(150)	0	0	0	(150)
Deposit to/(use of) Spending Stabilization Reserve Fund	(891)	0	0	0	(891)
Change in fund balance	(4,298)	(693)	22	30	(4,939)

Source: NYS DOB

CASH RECEIPTS ALL GOVERNMENTAL FUNDS

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Results (1)	2006-2007 30-Day	2006-2007 Enacted	Enacted vs. Actuals (1)	Enacted vs. 30-Day
Personal income tax	30,812	33,663	34,218	3,406	555
User taxes and fees	13,923	14,694	13,683	(240)	(1,011)
Sales and use tax	11,196	11,538	10,939	(257)	(599)
Cigarette and tobacco taxes	974	1,375	965	(9)	(410)
Motor fuel tax	531	525	525	(6)	0
Motor vehicle fees	786	814	813	27	(1)
Alcoholic beverages taxes	192	191	191	(1)	0
Highway use tax	160	162	161	1	(1)
Alcoholic beverage control license fees	42	44	44	2	0
Auto rental tax	42	45	45	3	0

Business taxes	7,088	6,963	7,309	221	346
Corporation franchise tax	3,053	3,049	3,179	126	130
Corporation and utilities tax	832	780	791	(41)	11
Insurance taxes	1,083	1,166	1,186	103	20
Bank tax	974	776	961	(13)	185
Petroleum business tax	1,146	1,192	1,192	46	0

Other taxes	1,820	1,700	1,696	(124)	(4)
Estate tax	855	874	874	19	0
Gift tax	2	0	0	(2)	0
Real property gains tax	1	0	0	(1)	0
Real estate transfer tax	938	800	800	(138)	0
Pari-mutuel taxes	23	25	21	(2)	(4)
Other taxes	1	1	1	0	0

Total Taxes	53,643	57,020	56,906	3,263	(114)

Miscellaneous receipts	18,254	16,896	18,666	422	1,770

Federal grants	35,130	35,827	35,607	467	(220)

Total	107,027	109,743	111,179	4,152	1,436

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2006-2007

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	4,194	(604)	221	7,068
Receipts:
Taxes	37,659	6,249	2,066	10,932	56,906
Miscellaneous receipts	2,846	12,575	2,580	665	18,666
Federal grants	9	33,868	1,730	0	35,607
Total receipts	40,514	52,692	6,376	11,597	111,179
Disbursements:
Grants to local governments	34,210	45,054	1,106	0	80,370
State operations	9,455	8,366	0	65	17,886
General State charges	4,413	864	0	0	5,277
Debt service	0	0	0	4,086	4,086
Capital projects	0	2	4,842	0	4,844
Total disbursements	48,078	54,286	5,948	4,151	112,463
Other financing sources (uses):
Transfers from other funds	10,346	3,600	341	5,386	19,673
Transfers to other funds	(2,765)	(3,287)	(844)	(12,808)	(19,704)
Bond and note proceeds	0	0	236	0	236
Net other financing sources (uses)	7,581	313	(267)	(7,422)	205
Change in fund balance	17	(1,281)	161	24	(1,079)
Closing fund balance	3,274	2,913	(443)	245	5,989

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,913	(443)	245	2,715
Receipts:
Taxes	38,931	6,412	2,150	11,260	58,753
Miscellaneous receipts	2,368	12,421	3,193	671	18,653
Federal grants	9	35,428	1,823	0	37,260
Total receipts	41,308	54,261	7,166	11,931	114,666
Disbursements:
Grants to local governments	38,158	46,302	1,000	0	85,460
State operations	9,616	8,456	0	66	18,138
General State charges	4,742	877	0	0	5,619
Debt service	0	0	0	4,660	4,660
Capital projects	0	3	6,050	0	6,053
Total disbursements	52,516	55,638	7,050	4,726	119,930
Other financing sources (uses):
Transfers from other funds	10,047	4,113	453	5,574	20,187
Transfers to other funds	(3,333)	(3,217)	(934)	(12,746)	(20,230)
Bond and note proceeds	0	0	404	0	404
Net other financing sources (uses)	6,714	896	(77)	(7,172)	361
Deposit to/(use of) Community Projects Fund	75	0	0	0	75
Deposit to/(use of) Spending Stabilization Reserve Fund	(892)	0	0	0	(892)
Change in fund balance	(3,677)	(481)	39	33	(4,086)
Closing fund balance	(3,677)	2,432	(404)	278	(1,371)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2008-2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,432	(404)	278	2,306
Receipts:
Taxes	41,194	6,621	2,167	11,956	61,938
Miscellaneous receipts	2,146	12,755	3,083	680	18,664
Federal grants	9	37,178	1,717	0	38,904
Total receipts	43,349	56,554	6,967	12,636	119,506
Disbursements:
Grants to local governments	41,051	48,520	933	0	90,504
State operations	9,883	8,564	0	66	18,513
General State charges	5,024	898	0	0	5,922
Debt service	0	0	0	5,082	5,082
Capital projects	0	3	5,966	0	5,969
Total disbursements	55,958	57,985	6,899	5,148	125,990
Other financing sources (uses):
Transfers from other funds	10,457	4,043	478	5,751	20,729
Transfers to other funds	(3,187)	(3,320)	(1,046)	(13,209)	(20,762)
Bond and note proceeds	0	0	531	0	531
Net other financing sources (uses)	7,270	723	(37)	(7,458)	498
Deposit to/(use of) Community Projects Fund	(150)	0	0	0	(150)
Deposit to/(use of) Spending Stabilization Reserve Fund	(891)	0	0	0	(891)
Change in fund balance	(4,298)	(708)	31	30	(4,945)
Closing fund balance	(4,298)	1,724	(373)	308	(2,639)

Source: NYS DOB

CASHFLOW (dollars in millions) GENERAL FUND 2006-2007

	2006 April Prelim. Actual	May Projected	June Projected	July Projected	August Projected	September Projected	October Projected	November Projected	December Projected	2007 January Projected	February Projected	March Projected	Total Projected
Opening fund balance	3,257	7,544	4,200	4,511	4,678	4,106	5,451	4,680	3,443	3,682	8,016	8,233	3,257
Receipts:
Taxes
Personal income tax	4,207	696	2,405	1,319	1,534	2,208	1,005	569	1,730	4,345	1,907	1,212	23,137
User taxes and fees	617	617	867	634	597	859	614	614	826	735	559	784	8,323
Business taxes	296	22	1,166	73	51	1,197	53	0	1,106	67	30	1,242	5,303
Other taxes	106	72	72	72	73	73	71	72	72	71	72	70	896
Miscellaneous receipts	167	162	297	76	89	273	189	486	255	195	191	466	2,846
Federal Grants	0	1	1	1	1	1	1	1	1	11	1	(1)	9
Transfers from other funds
PIT in excess of Revenue Bond debt service	1,400	201	801	439	384	763	284	56	575	1,447	225	560	7,135
Sales tax in excess of LGAC debt service	179	17	436	190	180	192	186	185	254	224	2	163	2,208
Real estate taxes in excess of CW/CA debt service	65	51	48	50	46	45	44	45	38	33	28	40	533
All Other	0	0	148	60	1	10	10	6	10	0	0	225	470
Total receipts	7,037	1,839	6,241	2,914	2,956	5,621	2,457	2,034	4,867	7,118	3,015	4,761	50,860
Disbursements:
Grants to local governments
School Aid	135	1,989	1,686	113	351	1,055	538	513	1,174	327	617	6,037	14,535
Medicaid (includes DOH and other agencies)	915	1,143	876	501	976	849	354	804	701	730	549	725	9,123
Welfare (includes Admin)	76	198	26	154	154	22	154	154	14	154	154	(13)	1,247
All Other	214	412	802	634	690	835	977	406	1,261	614	672	1,788	9,305
State operations
Personal Service	595	767	890	621	756	497	470	707	419	392	312	490	6,916
Non-Personal	177	204	214	219	253	202	215	192	197	208	223	235	2,539
General State charges	296	228	1,225	413	229	391	312	270	282	300	146	321	4,413
Transfers to other funds
Debt service	204	120	221	29	56	332	53	171	392	7	25	139	1,749
Capital projects	27	85	(43)	36	40	61	82	(11)	90	24	77	(249)	219
Other purposes	111	37	33	27	23	32	73	65	98	28	23	247	797
Total disbursements	2,750	5,183	5,930	2,747	3,528	4,276	3,228	3,271	4,628	2,784	2,798	9,720	50,843
Change in fund balance	4,287	(3,344)	311	167	(572)	1,345	(771)	(1,237)	239	4,334	217	(4,959)	17
Closing fund balance	7,544	4,200	4,511	4,678	4,106	5,451	4,680	3,443	3,682	8,016	8,233	3,274	3,274

Source: NYS DOB

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals(1)	2006-2007 Enacted	Annual Change
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of	84,036	106,845	22,809
Alcoholic Beverage Control	10,286	12,091	1,805
Banking Department	56,278	59,783	3,505
Consumer Protection Board	2,622	3,007	385
Economic Development, Department of	435,010	360,676	(74,334)
Empire State Development Corporation	31,628	120,398	88,770
Energy Research and Development Authority	26,151	32,656	6,505
Housing and Community Renewal, Division of	256,949	307,136	50,187
Insurance Department	124,142	152,644	28,502
Olympic Regional Development Authority	8,550	13,886	5,336
Public Service, Department of	50,453	53,093	2,640
Science, Technology and Academic Research, Office of	59,411	70,078	10,667
Functional Total	1,145,516	1,292,293	146,777

PARKS AND THE ENVIRONMENT
Adirondack Park Agency	4,398	4,905	507
Environmental Conservation, Department of	814,171	856,564	42,393
Environmental Facilities Corporation	8,034	14,258	6,224
Parks, Recreation and Historic Preservation, Office of	231,390	268,670	37,280
Functional Total	1,057,993	1,144,397	86,404

TRANSPORTATION
Motor Vehicles, Department of	238,186	289,626	51,440
Thruway Authority	1,671	2,000	329
Metropolitan Transportation Authority	38,078	38,050	(28)
Transportation, Department of	5,638,018	5,945,500	307,482
Functional Total	5,915,953	6,275,176	359,223

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of	18	0	(18)
Aging, Office for the	178,683	207,058	28,375
Children and Family Services, Office of	3,174,373	2,922,055	(252,318)
Health, Department of	35,186,395	36,727,647	1,541,252
Medical Assistance	30,209,572	31,305,407	1,095,835
Medicaid Administration	575,158	482,600	(92,558)
All Other	4,401,665	4,939,640	537,975
Human Rights, Division of	14,942	15,127	185
Labor, Department of	569,032	559,605	(9,427)
Medicaid Inspector General, Office of	1,049	30,950	29,901
Prevention of Domestic Violence, Office of	1,969	2,539	570

HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of	4,389,984	4,825,210	435,226
Welfare Assistance	2,979,052	3,440,268	461,216
Welfare Administration	368,537	382,897	14,360
All Other	1,042,395	1,002,045	(40,350)
Welfare Inspector General, Office of	1,004	1,178	174
Workers’ Compensation Board	140,892	144,816	3,924
Functional Total	43,658,341	45,436,185	1,777,844

MENTAL HEALTH
Mental Health, Office of	2,318,666	2,466,227	147,561
Mental Hygiene, Department of	9,370	8,645	(725)
Mental Retardation and Developmental Disabilities, Office of	2,949,259	3,138,640	189,381
Alcohol and Substance Abuse Services, Office of	483,212	534,893	51,681

(1)	Unaudited.

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals(1)	2006-2007 Enacted	Annual Change
MENTAL HEALTH (Continued)
Developmental Disabilities Planning Council	4,081	3,648	(433)
Quality of Care for the Mentally Disabled, Commission on	12,650	14,116	1,466
Functional Total	5,777,238	6,166,169	388,931

PUBLIC PROTECTION
Capital Defenders Office	4,572	1,200	(3,372)
Correction, Commission of	2,515	2,607	92
Correctional Services, Department of	2,315,295	2,895,971	580,676
Crime Victims Board	55,565	62,016	6,451
Criminal Justice Services, Division of	183,873	325,454	141,581
Homeland Security	19,586	282,278	262,692
Investigation, Temporary State Commission of	3,586	3,934	348
Judicial Commissions	2,714	2,888	174
Military and Naval Affairs, Division of	165,839	188,572	22,733
Parole, Division of	193,231	201,355	8,124
Probation and Correctional Alternatives, Division of 69,397		77,658	8,261
State Police, Division of	598,904	626,804	27,900
Functional Total	3,615,077	4,670,737	1,055,660

EDUCATION
Arts, Council on the	42,825	52,125	9,300
City University of New York	796,137	1,552,862	756,725
Education, Department of	24,238,340	27,953,982	3,715,642
School Aid	18,549,645	21,784,170	3,234,525
STAR Property Tax Relief	3,213,204	3,368,000	154,796
Handicapped	1,560,076	1,671,058	110,982
All Other	915,415	1,130,754	215,339
Higher Education Services Corporation	1,018,291	1,001,919	(16,372)
State University Construction Fund	10,013	12,077	2,064
State University of New York	5,066,096	5,508,717	442,621
Functional Total	31,171,702	36,081,682	4,909,980

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals(1)	2006-2007 Enacted	Annual Change
GENERAL GOVERNMENT
Audit and Control, Department of	225,148	232,399	7,251
Budget, Division of the	37,423	52,215	14,792
Civil Service, Department of	26,391	23,958	(2,433)
Elections, State Board of	4,206	215,119	210,913
Employee Relations, Office of	3,579	3,956	377
Executive Chamber	13,937	15,480	1,543
General Services, Office of	260,291	269,018	8,727
Inspector General, Office of	5,336	6,369	1,033
Law, Department of	182,175	200,056	17,881
Lieutenant Governor, Office of the	348	485	137
Lottery, Division of	176,524	201,365	24,841
Racing and Wagering Board, State	13,093	19,133	6,040
Real Property Services, Office of	43,830	56,112	12,282
Regulatory Reform, Governor’s Office of	3,661	3,744	83
State Labor Relations Board	3,508	3,776	268
State, Department of	132,559	189,763	57,204
Tax Appeals, Division of	2,958	3,423	465
Taxation and Finance, Department of	341,429	358,381	16,952
Technology, Office for	21,018	22,818	1,800
TSC Lobbying	1,572	3,029	1,457
Veterans Affairs, Division of	11,812	12,697	885
Functional Total	1,510,798	1,893,296	382,498

ALL OTHER CATEGORIES
Legislature	210,051	213,863	3,812
Judiciary (excluding fringe benefits)	1,618,170	1,846,198	228,028
World Trade Center	81,607	32,550	(49,057)
Local Government Assistance	1,018,896	1,176,592	157,696
Long-Term Debt Service	3,702,254	4,085,928	383,674
General State Charges/Miscellaneous	4,875,058	5,250,182	375,124
Capital GAAP Adjustments (2)	(1,017,218)	(3,101,868)	(2,084,650)
Functional Total	10,488,818	9,503,445	(985,373)
TOTAL ALL GOVERNMENTAL FUNDS SPENDING	104,341,436	112,463,380	8,121,944

(1)	Unaudited results.
(2)

Reflects an accounting adjustment for certain capital spending that is not reported in actual cash spending results, but is reported in the State’s GAAP Financial Statements. This spending is related to programs which are financed directly from bond proceeds that are on deposit at various public authorities rather than from a short-term loan from Short-Term Investment Pool or cash from the General Fund, and has been included in the above agency totals and removed from net spending totals. The detailed amounts by agency are presented on the table entitled “Capital Off-Budget Spending”.

Source: NYS DOB

HEALTH CARE REFORM ACT RESOURCES FUND

2006-2007

(millions of dollars)

	First Quarter (Projected)	Second Quarter (Projected)	Third Quarter (Projected)	Fourth Quarter (Projected)	Total (Projected)
Opening fund balance	1,600	1,854	1,326	545	1,600
Receipts:
Cigarette Taxes	148	138	139	138	563
Miscellaneous Receipts	469	806	813	1,779	3,867
Total receipts	617	944	952	1,917	4,430
Disbursements:
Medical Assistance Account	6	511	922	705	2,144
HCRA Program Account	162	233	261	479	1,135
Hospital Indigent Care Fund	96	230	285	230	841
Elderly Pharmaceutical Insurance Coverage (EPIC)	0	304	101	177	582
Child Health Plus (CHP)	59	115	91	100	365
Public Health	21	38	47	50	156
Mental Health	9	28	15	40	92
All Other	10	13	11	81	115
Total disbursements	363	1,472	1,733	1,862	5,430
Change in fund balance	254	(528)	(781)	55	(1,000)
Closing fund balance	1,854	1,326	545	600	600

Source: NYS DOB

GAAP FINANCIAL PLAN GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals(1)	2006-2007 Enacted	Change
Revenues:
Taxes:
Personal income tax	22,128	21,736	(392)
User taxes and fees	8,670	8,340	(330)
Business taxes	5,322	5,414	92
Other taxes	740	928	188
Miscellaneous revenues	3,995	4,753	758
Federal grants	0	9	9
Total revenues	40,855	41,180	325
Expenditures:
Grants to local governments	34,556	38,954	4,398

State operations	10,771	11,495	724
General State charges	3,428	3,669	241
Debt service	25	27	2
Capital projects	0	0	0
Total expenditures	48,780	54,145	5,365
Other financing sources (uses):
Transfers from other funds	13,680	13,876	196
Transfers to other funds	(4,674)	(5,444)	(770)
Proceeds from financing arrangements/advance refundings	783	3,004	2,221
Net other financing sources (uses)	9,789	11,436	1,647
Excess (deficiency) of revenues and other financing sources over expenditures and other financing uses	1,864	(1,529)	(3,393)
Accumulated Surplus/(Deficit)	2,410	881	(1,529)

Source: NYS DOB

GAAP FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2006-2007

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Revenues:
Taxes	36,418	6,251	2,066	10,937	55,672
Patient fees	0	0	0	326	326
Miscellaneous revenues	4,753	4,576	284	22	9,635
Federal grants	9	34,865	1,731	0	36,605
Total revenues	41,180	45,692	4,081	11,285	102,238
Expenditures:
Grants to local governments	38,954	41,467	1,096	0	81,517
State operations	11,495	1,793	0	65	13,353
General State charges	3,669	287	0	0	3,956
Debt service	27	0	0	3,241	3,268
Capital projects	0	2	4,316	0	4,318
Total expenditures	54,145	43,549	5,412	3,306	106,412
Other financing sources (uses):
Transfers from other funds	13,876	277	317	5,407	19,877
Transfers to other funds	(5,444)	(3,339)	(859)	(13,374)	(23,016)
Proceeds of general obligation bonds	0	0	236	0	236
Proceeds from financing arrangements/advance refundings	3,004	0	1,892	0	4,896
Net other financing sources (uses)	11,436	(3,062)	1,586	(7,967)	1,993
(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(1,529)	(919)	255	12	(2,181)

Source: NYS DOB

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. For a discussion of the DOB economic forecast, see the section entitled “Economics and Demographics,” in this AIS. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Non-Implementation of Unconstitutional Items

In acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates set forth herein incorporate the savings generated by the Governor’s vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07, and roughly $1.1 billion in each of the out-years. For litigation concerning the non-implementation of certain items vetoed by the Governor, please see the section entitled “Litigation” in this AIS. If litigation challenging the non-implementation of one or more of the vetoed items is ultimately successful, the Financial Plan could be at risk for an amount up to the value of the vetoes.

Reduction in Sales Tax on Gasoline/Other Budgetary Items

The Financial Plan set forth in this AIS reflects the actions of the Legislature and Governor through May 12, 2006. Since that time, the State enacted a “cap” on the State sales tax for gasoline. Prior to the cap, the State collected an average of 12 cents in sales taxes on a gallon of gas at current prices; this law caps the tax at 8 cents per gallon. DOB estimates that the cap, which took effect on June 1, 2006, will result in a revenue loss of roughly $160 million in the current fiscal year and $220 million annually thereafter. The impact of this tax reduction, along with any other changes that may be enacted through the end of the regular legislative session in June 2006, will be reflected in the State’s First Quarterly Update to the 2006-07 Financial Plan that DOB plans to issue in July 2006.

Risks to the U.S. Forecast

In addition to the risks outlined above, a shock to the economy related to geopolitical uncertainty, particularly in the form of a direct attack, remains the greatest risk to the U.S. forecast. DOB’s outlook for household sector spending continues to rely on healthy growth in employment and wages, a gradual receding of inflationary pressures, a slow decline in the housing market, and the settling of interest rates at a relatively “neutral” level. If the Federal Reserve believes that the long bond term premium is permanently lower, then it might feel the need to raise short-term interest rates by more than in the past in order to preempt inflationary pressure, presenting the possibility that the Federal Reserve could overshoot. A weaker labor or housing market, or higher interest rates than expected could result in lower consumer spending than projected. Energy market speculation in the face of a tight and uncertain supply of oil remains a risk to the inflation forecast, and is compounded by risks to the value of the dollar. Finally, excessive volatility in equity prices represents an additional source of uncertainty. However, stronger job growth, lower energy prices, or lower long-term interest rates than anticipated could result in a stronger national economy than projected.

Risks to the New York Forecast

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance sector bonuses fell 7.7% during the 1994-95 State fiscal year in the wake of the Federal Reserve’s policy shift. This risk would become amplified should the central bank overshoot its target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

School Finance Litigation

In Campaign for Fiscal Equity v. State of New York, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools.

After a series of hearings, the Special Masters recommended that New York City’s education operating budget should be increased by $5.6 billion over a four-year period and that $9.2 billion be provided in capital funds for New York City schools over a five-year period. In February 2005, Justice DeGrasse adopted the special masters’ recommendations and ordered the State to comply with them within 90 days.

In April 2005, the State filed an appeal of Justice DeGrasse’s order with New York State’s Appellate Court. In March 2006, the Appellate Court ruled that Justice DeGrasse’s order should be modified to “vacate the confirmation of the [special masters’ report].” The ruling directed that “in enacting a budget for the fiscal year commencing April 1, 2006, the Governor and the Legislature consider, as within the range of constitutionally required funding for the New York City School District, as demonstrated by this record, the [State’s] proposed funding plan of $4.7 billion in additional operating funds and the [special masters’] recommended annual expenditure of $5.63 billion, or an amount in between, phased in over four years, and that they appropriate such amount, in order to remedy the constitutional deprivations found in CFE II, and that in enacting such budget, the Governor and the Legislature implement a capital improvement plan that expends $9.179 billion over the next five years and otherwise satisfies the City schools’ constitutionally recognized needs.” The litigation is on appeal to the New York State Court of Appeals.

On April 17, 2006, the Campaign for Fiscal Equity appealed the Court of Appeals’ March 2006 ruling which vacated the confirmation of the Special Masters’ report. On April 18, CFE filed an appeal to issue a quick and specific order that would bring final resolution to the case. The State filed its cross-appeal on April 21, 2006. In response, the Court of Appeals set an expedited briefing schedule and is expected to set the case down for oral argument as early as September, 2006.

The 2006-07 State Budget includes a $1.3 billion statewide increase in school aid, including an increase of $375 million in Sound Basic Education Aid. In addition, the Budget authorizes $11.2 billion for New York City school construction. This includes a new $2.6 billion school capital program, with $1.8 billion in capital grants for New York City school construction, $400 million for other “high-needs” districts and $400 million for other school districts. The 2006-07 State Budget also authorizes New York City’s Transitional Finance Authority to issue an amount outstanding of up to $9.4 billion in bonds and that the Mayor may assign all or a portion of local assistance building aid payments to support these bonds.

Revenues from VLTs and non-recurring General Fund resources will support $700 million in Sound Basic Education Aid in 2006-07, with projected growth to $1.0 billion in 2007-08. So far, VLTs have been implemented at five of the State’s racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in September 2006 and October 2007, respectively, but delays are possible, especially with Aqueduct. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. Any significant delay in the opening of the currently authorized facilities would adversely affect the level of VLT revenues.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. For a complete summary of significant litigation affecting the State, refer to the “Litigation” section later in this Annual Information Statement.

Federal

The Office of the Inspector General (OIG) of the United States DOH and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued three final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. If these recommended disallowances are not withdrawn Federal regulations do include an appeals process that could postpone repayment of any disallowances.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25% of New York City claims and 9.7% of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of $161 million over the next three years, which has been reflected in the State’s Financial Plan.

At the request of CMS, the State discontinued intergovernmental transfer payments in 2005-06 pending the approval of a State Plan Amendment (SPA). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, SUNY and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system could be adversely affected.

Other Risks

Existing labor contracts with all the State’s major employee unions are set to expire at the end of 2006-07. The existing agreement covered a four-year period and included an $800 lump sum payment and general salary increases of 2.5% in 2004-05, 2.75% in 2005-06 and 3.0% in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a cost of approximately $2.2 billion to the General Fund and $2.9 billion on an All Funds basis over the life of the agreement. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1% salary increase would cost the General Fund roughly $83 million annually and $129 million in All Funds.

The State Financial Plan assumes the receipt of approximately $500 million annually in miscellaneous receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned levels, and there can be no assurance that a comparable shortfall will not occur in 2006-07 or in future years.

Update to Annual Information Statement (AIS)

State of New York

November 6, 2006

This quarterly update (the “AIS Update”) is the second quarterly update to the Annual Information Statement of the State of New York, dated June 12, 2006 (the “AIS”) and contains information only through November 6, 2006. This AIS Update should be read in its entirety, together with the AIS issued in June.

In this AIS Update, readers will find:

1.	Extracts from the Mid-Year Update to the 2006-07 Financial Plan (the “Updated Financial Plan”), which the Division of the Budget (“DOB”) issued on October 30, 2006. The Updated Financial Plan includes (a) revised Financial Plan projections for fiscal years 2006-07, 2007-08, and 2008-09, (b) a review of operating results for the first half of fiscal year 2006-07, (c) an updated economic forecast, (d), the Generally Accepted Accounting Principles (GAAP)-basis Financial Plan projections for 2006-07, and (e) a summary on debt and capital management. It is available on the DOB website, www.budget.state.ny.us.

2.	A discussion of special considerations related to the State Financial Plan for fiscal year 2006-07.

3.	A summary of GAAP-basis results for the 2005-06 fiscal year (the full statements are available on the State Comptroller’s website, www.osc.state.ny.us). This information is reprinted from the August 4, 2006 update to the AIS as a convenience to the reader and includes no new information since that time.

4.	Updated information regarding the State Retirement Systems.

5.	The status of significant litigation that has the potential to adversely affect the State’s finances.

DOB is responsible for organizing and presenting the information that appears in this AIS Update on behalf of the State. In preparing the AIS Update, DOB relies on information drawn from other sources, such as the Office of the State Comptroller (“OSC”). Information relating to matters described in the section entitled “Litigation” is furnished by the State Office of the Attorney General.

During the current fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State’s financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in the AIS. Investors and other market participants should, however, refer to the AIS, as revised, updated, or supplemented, for the most current official information regarding the financial condition of the State.

The State plans to issue its next quarterly update to the AIS in February 2007 and may issue AIS supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS Update in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates and supplements by contacting Mr. Louis A. Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories(NRMSIRs). An official copy of this AIS Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR.

Usage Notice

The AIS Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a “CDA”).

An informational copy of this AIS Update is available on the DOB website (www.budget.state.ny.us). The availability of this AIS Update in electronic form at DOB’s website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

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Update to the 2006-07 Financial Plan

The AIS is updated quarterly in conjunction with the State’s quarterly revisions to the Financial Plan that are required under State Finance Law. Each update to the AIS includes extracts from the most recently revised Financial Plan. DOB issued the Updated Financial Plan on October 30, 2006, extracts of which are set forth below.

The Updated Financial Plan is based on (a) revised budgetary projections for the 2006-07 through 2008-09 fiscal years, (b) actual operating results through the second quarter of the 2006-07 fiscal year, (c) an updated economic forecast, and (d) a review of program trends. Except where noted, the Financial Plan extracts herein present information on a budgetary (cash) basis of accounting, in accordance with the State Constitution and State Finance Law.

In the extracts from the Updated Financial Plan, readers will find:

•	Updated projections for the 2006-07 through 2008-09 fiscal years;

•	A review of mid-year revenue and spending results;

•	A revised economic forecast for the nation and State;

•	A summary of changes from the First Quarterly Financial Plan issued on July 31, 2006;

•	A discussion of Financial Plan risks and reserves;

•	Updated monthly General Fund cash flow projections for 2006-07;

•	Revised GAAP projections;

•	Updated 2006-07 receipts and disbursements estimates for programs budgeted as part of the HealthCare Reform Act (HCRA);

•	Updated information on the State’s debt measures; and

•

Financial Plan tables that summarize (a) the General Fund, State Funds, and All Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow projections, (c) All Funds spending by agency and major program, (d) the quarterly HCRA cash flow projections, and (e) GAAP Financial Plans.

The Updated Financial Plan projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: business tax collections; calendar year economic results; year-end financial sector bonus income; periodic school aid database updates that affect the distribution of certain aid; and quarterly Medicaid and welfare cycle trend analyses. Historically, many of these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results that differ from the current projections.

The Updated Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, — the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State’s budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (“All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State special revenue funds (“SRFs”), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

The Updated Financial Plan is available on the DOB website at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

2006-07 UPDATED FINANCIAL PLAN EXTRACTS

UPDATED FINANCIAL PLAN AT-A-GLANCE

2006-07 Financial Plan At-A-Glance: Impact on Key Measures

(billions of dollars)

	2005-06	2006-07
	Results	Enacted	July Update	Mid-Year	Change from July
Receipts (All Funds)
Taxes	53. 6	56.9	57.1	57.8	0.7
Miscellaneous Receipts	18.3	18.7	18.3	18.8	0.5
Federal Grants	35.1	35.6	35.9	36.2	0.3
Disbursements
General Fund	46.5	50.8	51.0	51.3	0.3
State Funds	69.7	77.1	78.1	78.1	0.0
All Funds	104.3	112.5	113.6	114.0	0.4
Outyear Gap Forecast
2007-08	n/a	3.7	3.2	2.4	(0.8)
2008-09	n/a	4.3	5.4	4.5	(0.9)
Key Reserves
Spending Stabilization Reserve	2.0	1.8	0.8	0.8	0.0
Rainy Day Reserve	0.9	0.9	0.9	1.0	0.1
Cash-basis Surplus	2.0	n/a	n/a	1.1	1.1
Debt
Debt Service as % All Funds	4.0%	4.2%	4.2%	4.5%	0.3%
State-Related Debt Outstanding	46.9	50.7	51.0	48.8	(2.2)

•

Current year operations have improved since the July Update Financial Plan, resulting in a $1.1 billion projected General Fund surplus, due to roughly $700 million in higher receipts and $400 million in lower spending that impact surplus results.

•

Of the $1.1 billion surplus, $500 million is expected to be set aside to guard against risks (Risks are discussed in the section entitled “Risks to the Financial Plan.”), $81 million is expected to be deposited in the Rainy Day Reserve to bring the balance to its statutory maximum of 2% ($1.0 billion), and the remaining amount is expected to be used in equal installments to reduce the outyear gaps.

•

The estimated 2007-08 General Fund budget gap has been reduced from $3.2 billion at the July Update Financial Plan to $2.4 billion, and the 2008-09 gap is down roughly $900 million to $4.5 billion. At this time, the 2007-08 gap of $2.4 billion reflects the use of the entire spending stabilization reserve ($787 million) and a portion of the 2006-07 surplus ($256 million) to support operations in 2007-08. In addition, the 2008-09 gap of $4.5 billion is also reduced by the use of a portion of the 2006-07 surplus ($255 million).

•

The Health Care Reform Act (HCRA) outyear gap, which is in addition to the General Fund gap, has been reduced by roughly $300 million to an annual amount of $420 million in 2007-08 and $1.0 billion in 2008-09.

•

Since the July Update Financial Plan, estimated All Governmental Funds[2] (hereinafter “All Funds” comprises the General Fund, Special Revenue Funds, Capital Projects Funds and Debt Service Funds) receipts have been adjusted upward by roughly $1.1 billion primarily in the personal income tax (PIT), business taxes, and miscellaneous receipts, reflecting an increase in estimated PIT payments, and audit collections, as well as a payment from New York City that is subject to ongoing negotiations.

•

All Funds spending projections for 2006-07 have increased by roughly $400 million. The increase is primarily due to the full reimbursement to New York City for the City University of New York (CUNY) costs ($428 million), which is offset in the Mid-Year Financial Plan by expected higher receipts from New York City, and the use of moneys previously set aside to reduce outyear debt service costs ($250 million), partially offset by downward revisions to spending projections for Public Health/HCRA, employee benefits, Judiciary, and Medicaid.

•

General reserves have increased by $1.1 billion from the July Update Financial Plan consistent with the projected surplus for 2006-07. Projected year-end General Fund reserves consist of $1.0 billion from the estimated 2006-07 surplus, $1.0 billion in the Rainy Day Reserve after a planned deposit of $81 million, which is a available only for unforeseen shortfalls after the beginning of the fiscal year, and $787 million available in a spending stabilization reserve.

•	Reserves set aside for designated purposes are projected to decline by $250 million from the July Update Financial Plan. The change reflects the use of the Debt Reduction Reserve Fund, as expected, to reduce outyear debt service costs by $380 million.

•	The economic forecast is relatively unchanged from the July Update Financial Plan. Real U.S. Gross Domestic Product of 3.5% is now forecast for 2006, with the economy expected to lose considerable momentum over the course of the year. Growth of 2.7% is projected for 2007, with rates of economic expansion that are slightly below the nation’s long-term trend rate projected for much of the forecast horizon.

•	State debt outstanding is projected to total $48.8 billion at the end of 2006-07, with debt service equal to roughly 4.4% of All Funds receipts. The decline of $2.2 billion from the July Update Financial Plan reflects delays in the timing of bond sales primarily for the EXCEL and the Advance Micro Devices (AMD) initiatives.

•	On a Generally Accepted Accounting Principles (GAAP) basis, the State expects to end 2006-07 with an accumulated General Fund surplus of roughly $1.4 billion, an increase of $800 million from the July Update Financial Plan primarily due to the projected cash-basis surplus.

•	The State reported $49.1 billion in net assets at the end of 2005-06 on a GAAP basis. This does not reflect liabilities for retiree health care costs that will be reported starting with 2007-08 GAAP results under a new accounting rule — Governmental Accounting Standards Board Statement 45 (GASB 45). The State continues to review a preliminary report prepared by the State’s consultants. The report indicates that as of April 1, 2006 the State’s total unfunded long-term liability could be roughly $47 billion based on several actuarial cost methods, or up to $54 billion based on one method, with the liability amortized over a period of up to 30 years. Beginning with the fiscal year ending March 31, 2008, the total unfunded liability will be disclosed in the footnotes to the financial statements as a long-term obligation, but only the annual amortized value (currently projected at roughly $2.7 billion beyond the current pay-as-you-go amounts of $1 billion based on several actuarial methods and $5.1 billion based on one method) would be recognized in the financial statements.

•	The State’s risk profile remains similar to what was described in the July Update Financial Plan, with a payment agreement with New York City and School Supportive Health Services audits presenting the most significant risks in the current year, and school finance litigation, economic uncertainties, adverse Federal actions, and future labor settlements posing the greatest potential long-term fiscal risks. However, given the fact that the updated Financial Plan has been revised to include significant reductions in spending and increases in receipts, DOB believes it is prudent to create additional reserves of $500 million to guard against current-year transaction risks.

SUMMARY OF MULTI-YEAR CHANGES TO THE JULY UPDATE FINANCIAL PLAN (GENERAL FUND)

Since the July Update Financial Plan, DOB has revised its revenue and spending estimates based on actual operating results through the first six months of the 2006-07 fiscal year,3 a review of program trends that affect current service costs, and a revised economic forecast. The table below summarizes the impact of these revisions on the three-year operating forecast for the General Fund.

Revisions to General Fund Operating Forecast for 2006-07 Through 2008-09

Savings/(Costs)

(millions of dollars)

	2006-07	2007-08	2008-09
July Update Surplus/(Gap) Estimate (after use of reserves)	0	(3,166)	(5,405)
Personal Income Tax Receipts	225	412	412
Personal Income Tax Receipts Transferred from RBTF	75	138	138
Business Tax Receipts	420	(248)	(231)
Medicaid	359	538	658
State University	(74)	2	(33)
School Aid	(65)	(161)	12
Video Lottery Terminal Revenue Revision	0	(247)	0
Judiciary	60	(44)	(52)
Disaster Assistance	(38)	(58)	(30)
Child Welfare Adjustment	(33)	(67)	(81)
Mental Hygiene	32	(47)	(82)
Employee Benefits	31	116	72
Transportation	(18)	(7)	(157)
All Other	118	134	38
Net Impact of Revenue and Spending Changes	1,092	461	664
Mid-Year Surplus/(Gap) Estimate (before use of 2006-07 surplus)	1,092	(2,705)	(4,741)
Use Portion of 2006-07 Surplus to Reduce Outyear Gaps	(511)	256	255
Reserve Portion of 2006-07 Surplus for Risks	(500)
Maximum Rainy Day Reserve Deposit	(81)
Mid-Year Surplus/(Gap) Estimate (after use of reserve/surplus)	0	(2,449)	(4,486)

The updated Financial Plan projects that the State will end 2006-07 with a surplus of $1.1 billion on a budgetary (cash) basis of accounting. Improved operations are due primarily to an upward revision to the revenue forecast of roughly $700 million and lower expected spending of nearly $400 million in Medicaid that impact surplus results.

The 2007-08 budget gap is roughly $700 million below the level projected in the July Update Financial Plan. The positive revision to the revenue and spending forecast and the use of $256 million from the 2006-07 surplus (for planning purposes) account for the reduction. In addition, the gap estimate reflects the use of $787 million from the stabilization reserve as reported previously in the July Update Financial Plan. The gap for 2008-09 has decreased by over $900 million as a result of an improved revenue forecast and lower estimated spending, primarily for slowed Medicaid spending growth consistent with national trends, and the planned use of the remaining $255 million from the 2006-07 surplus.

Below is a description of the substantive revisions since the July Update Financial Plan.

•

Personal Income Tax (PIT): Receipts have been revised upward by $300 million, including transfers, based on year-to-date results and DOB’s latest economic forecast. The outyear estimates also reflect growth associated with an increase in extensions and final return payments related to the 2006 tax year.

•

Business Taxes: The 2006-07 increase reflects stronger than anticipated tax base and audit collections. The decrease in the outyear estimates primarily reflect an increase in estimated refunds associated with the current year base increase, as well as a return to historical levels of audit collection results.

•

Medicaid: Spending estimates have been revised downward by roughly $359 million in 2006-07 (growing to $538 million in 2007-08 and $658 million in 2008-09) due to $190 million in recurring a savings attributable to overall lower-than-expected trends in utilization, costs and Family Health Plus enrollment. In addition, the reconciliation of actual 2005 base year costs used to calculate the cap on local Medicaid costs resulted in lower local government costs and a resultant reduction in State costs ($198 million in 2006-07; $366 million in 2007-08; and $583 million in 2008-09). Local governments permanently benefit from lower cap payments attributed to slowed program growth and implementation of cost containment. These savings are partially offset by additional funding for bills passed at the end of the legislative session including funds for the Westchester Hospital ($19 million in 2006-07; $18 million in 2007-08; and $14 million in 2008-09)

•	State University (SUNY): Spending increases primarily reflect higher-than-expected energy costs and an earlier than planned payment of the State subsidy to SUNY hospitals.

•	School Aid: The spending estimate has increased due to updates in expenditure estimates provided by the State Education Department and a projected shortfall in the receipt of Federal Medicaid reimbursement for certain special education costs.[4]

•	Video Lottery Terminals: Outyear revenue projections for VLTs have been revised due to a delay in the anticipated opening of the Aqueduct VLT facility from October 2007 to April 2008, which results in an increase in General Fund support for Sound Basic Education (SBE) Aid in 2007-08.

•	Judiciary: Lower spending in 2006-07 primarily includes a revision in the timing of costs for the Court Facilities Incentive Aid (CFIA) Fund and personal service revisions due to slower than expected judgeship appointments.

•	Disaster Assistance: Includes aid to the communities impacted by the summer flooding in Central New York and the early snow in Western New York. These amounts reflect direct aid to individuals, families and businesses, as well as assistance to localities in meeting the required match to Federal grants for repair, recovery, and future disaster mitigation.

•	Children and Family Services: Reflects upward trends in local district claims for reimbursement for child welfare costs.

•	Mental Hygiene: Includes delays in new local program initiatives and bed development, as well as additional operational efficiencies. Revised outyear costs are due to rising residential costs, Federal aid reductions, enhanced community development, and increased bed capacity for sexually violent predators confined in psychiatric centers.

•	Employee Benefits: Costs have been revised downward based on actual experience to date, and updated information, primarily in the area of pensions, health insurance, and Social Security.

•	Transportation: Includes General Fund support to eliminate projected outyear shortfalls in the Dedicated Highway and Bridge Trust Fund, which have increased by $150 million — from $40 million to $190 million — in 2008-09. The revisions reflect updated revenue estimates and General Fund support to close a $6 million deficit in the Public Transportation Operating Assistance Fund in 2006-07, and an additional $3 million in 2007-08.

•	Other changes: These include lower debt service costs in 2007-08 ($189 million) consistent with revised spending patterns in New York City for the issuance of State bonds associated with the EXCEL program ($75 million) and a later than planned bond sale for the AMD project ($83 million). Other adjustments include lower than expected spending for public health, the new Office of the Medicaid Inspector General, Division of Probation and Correctional Alternatives, and Welfare.

The updated Financial Plan includes full reimbursement to New York City for CUNY related costs ($428 million). These costs are offset by higher expected miscellaneous receipts from New York City that are the subject of ongoing negotiations between the State and New York City.

In addition, reserves previously set aside for debt reduction purposes ($250 million) were transferred from the General Fund and used to defease debt and reduce long-term debt service costs by $380 million (net present value savings of 10.4%). The use of reserves to reduce debt is reflected as debt service spending in 2006-07.

2006-07 RECEIPTS IN THE MID-YEAR PLAN

Summary of All Funds Receipts Changes to the July Update

2006-2007 Budget Receipts Estimates, Revised for Mid-year Update

(millions of dollars)

			Change
	July Update	Mid-Year	Dollar	Percent
General Fund	50,005	51,162	1,157	2.3%
State Funds	75,396	76,694	1,298	1.7%
All Funds	111,214	112,877	1,663	1.5%

General Fund receipts, including transfers from other funds, are now projected to total $51.2 billion in 2006-07, an upward revision of $1.2 billion from the July Update Financial Plan estimate. State Funds and All Funds receipts have increased by $1.3 billion and $1.7 billion, respectively. All Funds tax receipts are now projected to total $57.8 billion, an increase of nearly $800 million from the July Update Financial Plan, primarily due to upward revisions to projections for PIT and corporate franchise tax. In addition, miscellaneous receipts collections have also been revised upward to reflect an expected payment that is subject to ongoing negotiations with New York City, revisions to HCRA receipts, and a one-time fine collection.

Personal Income Tax (PIT)/Revenue Bond Tax Fund

All Funds PIT receipts for 2006-07 have been increased by $300 million, and is entirely due to stronger-than-expected results in estimated tax payments for the current 2006 tax year.

General Fund PIT receipts have been revised upward by $225 million from the July Update Financial Plan, which reflect an additional $300 million in current year estimated payments, which includes a $75 million increase in the amount of receipts deposited to the Revenue Bond Tax Fund (RBTF) that are transferred to the General Fund.

Projected General Fund PIT receipts for 2007-08 have been increased by $412 million (1.7%). The increase is attributable to higher current year (2007) estimated payments of $300 million, along with an increase in extension and final return payments on tax year 2006 liabilities of $125 million each, offset by an additional transfer to the RBTF of $138 million. Projected General Fund PIT receipts for 2008-09 have been similarly revised.

User Taxes and Fees

General Fund and All Funds user taxes and fees for 2006-07 are reduced by $31 million and $49 million, respectively, primarily due to the reduction in sales and use tax collections due to higher fuel prices and lower light truck sales offset by an alcohol and beverage license fee accounting adjustment.

All Funds receipts have been reduced in 2007-08 and 2008-09 by $73 million and $85 million, respectively, to reflect year-to-date collections and modestly weaker economic assumptions for the sales tax forecast partially offset by a slight increase in alcohol and beverage license fees.

Business Taxes

All Funds business tax receipts for 2006-07 are up $518 million or 6.9%, mainly due to higher-than-anticipated growth in audit collections and significant growth in corporate collections to date that together are estimated to increase corporate franchise tax receipts by $550 million from the July Update Financial Plan estimates. Estimated All Funds receipts for corporate and utilities taxes remain unchanged from the July Update Financial Plan, while estimated receipts for the bank tax and insurance taxes collectively increased by $10 million and estimated receipts from the petroleum business tax were revised downward by $42 million.

General Fund business tax receipts have been increased by $420 million in 2006-07, reflecting stronger-than-expected growth in corporate franchise tax receipts. Estimated General Fund receipts from the insurance taxes, the bank tax, and corporation and utilities taxes remain unchanged from the July Update Financial Plan.

Estimated General Fund corporate franchise tax receipts were decreased by $409 million over the 2007-08 and 2008-09 period, and bank tax receipts were reduced by $56 million over the two years combined. Projected General Fund receipts from insurance taxes are decreased by $14 million for 2007-08 and remain unchanged for 2008-09. Estimated corporation and utilities tax receipts for 2007-08 and 2008-09 remain unchanged from the July Update Financial Plan.

Other Taxes

General Fund and All Funds receipts estimates for other taxes are unchanged from the July Update Financial Plan, however the estate tax estimate has been revised up by $12 million which is entirely offset by an unexpected refund in the gift tax. Positive collection trends continue in the estate tax as well as the real estate transfer tax. However, the real estate market is exhibiting a modest leveling off.

Projected General Fund and All Funds receipts for 2007-08 and 2008-09 are unchanged from the July Update Financial Plan.

Miscellaneous Receipts

General Fund miscellaneous receipts estimates have been revised upward by $475 million in 2006-07 to reflect an expected payment from New York City and a one-time fine collected by the State. All Funds miscellaneous receipts are up $543 million, mainly due to increased HCRA receipts resulting from a revised forecast and collections to date in addition to the General Fund increases identified above.

Projected General Fund miscellaneous receipts increased by $2 million in 2007-08 and increased by $79 million in 2008-09 due to forecasted growth in fee income. All Funds receipts have been increased consistent with the HCRA revisions described above.

Summary of All Funds Annual Receipts Changes

Annual Growth in Receipts, 2005-06 Results to 2006-07 Current Forecast

(millions of dollars)

	2005-06 Results	2006-07 Mid-Year	Annual Change
			Dollar	Percent
General Fund	47,206	51,162	3,956	8.4%
State Funds	71,728	76,694	4,966	6.9%
All Funds	107,027	112,877	5,850	5.5%

In 2006-07, General Fund receipts, including transfers from other funds, are projected to total $51.2 billion. State Funds receipts, which include receipts from both the General Fund and other funds where dedicated taxes, assessments, tuition revenues, HCRA resources and other non-Federal revenues are reflected, is projected to total $76.7 billion in 2006-07. All Funds receipts, which include Federal aid, is projected to total $112.9 billion in 2006-07.

Annual Receipts

2006-07 Budget Receipts Estimates - Annual Increases/(Decreases)

(millions of dollars)

	General Fund	State Funds	All Funds
2005-06 Receipts Results	47,206	71,728	107,027
Personal Income Tax	2,136	3,677	3,677
User Taxes and Fees	(423)	(282)	(282)
Business Taxes	815	907	907
Other Taxes	43	(46)	(46)
Miscellaneous Receipts	881	532	518
Federal Grants	180	178	1,076
Transfers From Other Funds	324	n/a	n/a
2006-07 Receipts Estimate	51,162	76,694	112,877
Annual $ Change	3,956	4,966	5,850
Annual % Change	8.4%	6.9%	5.5%

Personal Income Tax (PIT)

All Funds 2006-07 PIT receipts are projected to increase by just under $3.7 billion or 11.9% over the prior year, principally reflecting expected growth in withholding of $1.6 billion (6.7%), growth in estimated taxes of $1.3 billion (14.1%) and lower anticipated refunds of $435 million (7.6%). The decline in 2006-07 refunds is primarily attributable to the $552 million increase in 2005 tax year refunds paid in the last quarter of 2005-06.

Business Taxes

All Funds 2006-07 business tax receipts are projected to increase by $907 million or 12.8% over the prior year. The overall increase in the business tax category is due primarily to growth in the corporate franchise tax (31%) and insurance tax (10%), offset by declines in corporation and utilities taxes (5%), the bank tax (9.6%) and the petroleum business tax (1.8%).

User Taxes and Fees

All Funds 2006-07 user taxes and fees are projected to decrease by $282 million or 2.0% from 2005-06. The decline in 2006-07 is attributable to a decrease in sales and use tax collections from the enactment of the permanent exemption on clothing and footwear priced under $110, the tax law change of capping sales and compensating use taxes on motor fuel and diesel motor fuel at 8 cents per gallon and the increase in the vendor credit allowance.

Other Taxes

All Funds 2006-07 other tax receipts are projected to be $46 million or 2.5% less than the prior year. The year over year decline is attributable to the expected weakness in real estate transfer tax collections compared to last year.

Miscellaneous Receipts

All Funds miscellaneous receipts are projected to increase by $518 million from 2005-06. The growth is comprised of higher expected receipts in the General Fund ($881 million) offset by a net decline in other funds). General Fund growth primarily reflects the expected receipt of a $428 million payment from New York City in 2006-07 and one-time fines collected in 2006-07. Capital Projects receipts increase to finance higher spending on projects for transportation ($312 million), economic development ($152 million), SUNY ($84 million), and environment ($80 million), as well as timing related year-to-year shifts of authority bond proceeds reimbursements resulting from delayed or deferred 2005-06 bond sales. Special Revenue receipts decline due to the receipt of health care conversion proceeds in 2005-06 that are being used to support State Medicaid and other public health care costs in 2006-07 ($1.7 billion), partially offset by projected increases in provider assessments ($312 million), SUNY ($271 million), and lottery receipts, including VLT revenues ($136 million).

Federal Grants

All Funds Federal grants are projected to increase by $1.1 billion from 2005-06 to total $36.2 billion. Federal aid changes generally correspond to changes in federally-reimbursed spending and do not necessarily reflect changes in aid levels for New York authorized by Congress. The annual growth is largely due to increases in the areas of Medicaid ($747 million), Welfare ($480 million), Homeland Security ($229 million) and SUNY ($172 million). In addition, the State expects to receive Federal monies in 2006-07 related to Medicare Part D, including a $120 million one-time reimbursement for costs associated with initial implementation delays experiences nationwide ($180 million). These increase are partially offset by expected declines in Child and Family Services ($379 million) and other modest decreases in various agencies.

2006-07 SPENDING IN THE MID-YEAR PLAN

Summary of All Funds Changes to the July Update

2006-07 Spending Estimates, Revised for Mid-Year Plan

(millions of dollars)

			Change
	July Update	Mid-Year	Dollar	Percent
General Fund	50,984	51,299	315	0.6%
State Funds	78,081	78,065	(16)	0.0%
All Funds	113,607	114,048	441	0.4%

The Mid-Year Plan projects General Fund spending in 2006-07 that is $315 million higher than forecast at the time of the July Update Financial Plan. State Funds spending is down by $16 million, mainly due to projected decreases in HCRA, including Family Health Plus, spending that is partially offset by the General Fund increases. All Funds spending is now estimated at $114.0 billion in 2006-07, an increase of $441 million over the last update, mainly due to increases in Federal Aid, primarily in Medicaid. The main revisions to 2006-07 All Funds spending estimates since the July Update Financial Plan are summarized in the following table.

Revisions to 2006-07 Spending Forecast

July Update to Mid-Year Plan — Increases/(Decreases)

(millions of dollars)

	General Funds	State Funds	All Funds
2006-07 July Update Estimate	50,984	78,081	113,607
Reimbursement to NYC for CUNY costs	428	428	428
Use of Reserves to reduce high cost debt	250	250	250
Medicaid reestimates	(359)	(440)	(23)
Public Health/HCRA	(6)	(79)	(79)
State University of New York	50	55	55
School Aid (excludes EXCEL)	52	52	52
Employee Benefits/Other	(38)	(39)	(44)
Judiciary Reestimates	(23)	(37)	(37)
All Other	(38)	(207)	(161)
2006-07 Mid-Year Estimate	51,299	78,065	114,048
$ Change	315	(16)	441
% Change	0.6%	0.0%	0.4%
Full reimbursement to New York City for CUNY-related costs, the use of debt reduction reserves to reduce long-term debt service costs, and Medicaid revisions are responsible for most of the General Fund spending change since the July Update Financial Plan. Other upward revisions reflect increased school aid costs based on revised spending projections from the Education Department and a projected decrease in Federal Medicaid reimbursement used to offset school aid spending; and higher spending in SUNY primarily for energy costs. In addition, spending has been lowered in various other areas including Judiciary personal service due to slower than expected judgeship appointments, as well as employee benefit costs mainly for employee health insurance and social security.

The State Funds changes are consistent with the General Fund revisions described above, and include lower spending for various public health programs financed by HCRA including Elderly Pharmaceutical Insurance Coverage, Child Health Plus, and Family Health Plus.

In All Funds, in addition to the State Funds changes as noted above, Federal aid has been adjusted upward to reflect additional Federal Medicaid reimbursement ($400 million) and hospital grants under the Community Health Care Conversion Demonstration Project ($169 million) based on actual experience to date, which is partially offset by a reduction in estimated Family Health Plus spending.

Summary of All Funds Annual Spending Changes

Annual Growth in Spending, 2005-06 Results to 2006-07 Mid-Year Forecast

(millions of dollars)

	2005-06	2006-07	Annual Change
	Results	Mid-Year	Dollar	Percent
General Fund	46,495	51,299	4,804	10.3%
State Funds	69,723	78,065	8,342	12.0%
All Funds	104,341	114,048	9,707	9.3%

In 2006-07, General Fund spending, including transfers to other funds, is projected to total $51.3 billion. State Funds spending, which includes spending from both the General Fund and other funds supported by dedicated taxes, assessments, tuition revenues, HCRA resources and other non-Federal revenues, is projected to total $78.1 billion in 2006-07. All Funds spending, the broadest measure of the State Budget that includes Federal aid, is projected to total $114.0 billion in 2006-07.

Size of the Budget

2006-07 Budget Spending Estimates - Annual Increases/(Decreases)

(millions of dollars)

	General Funds	State Funds	All Funds Funds
2005-06 Actual Spending Results	46,495	69,723	104,341
Medicaid (including administrative costs)	538	1,012	1,688
Public Health (including HCRA)	59	518	454
School Aid (Excludes EXCEL) 1,087		1,470	1,486
Other Education Aid	252	271	323
Local Property Tax Relief/STAR	0	828	828
Higher Education	778	1,048	1,080
Social Services	135	145	199
Mental Hygiene	314	388	352
Transportation	(87)	179	333
General State Charges	388	428	450
Debt Service/Use of Debt Reduction Reserve	54	608	608
Correctional Services	466	458	487
Judiciary	182	203	206
Municipal Aid	158	158	158
All Other	481	629	1,054
2006-07 Mid-Year Spending Estimate	51,299	78,065	114,048
Annual $ Change	4,804	8,342	9,707
Annual % Change	10.3%	12.0%	9.3%

Medicaid: Higher State costs are driven by modest increases in utilization, the total number of recipients and medical inflation (roughly $700 million), the State cap on local Medicaid expenditures ($327 million), the State takeover of Family Health Plus ($149 million), as well as program changes associated with Medicare Part D and HCRA. This growth is offset by the receipt of hospital assessment revenue used to finance a portion of General Fund costs ($212 million).

Public Health (HCRA): Increases are primarily the result of higher spending for Graduate Medical Education, Healthy New York, AIDS Drug Assistance Program and cancer services, as well as targeted investments for anti-tobacco programs, Physicians Excess Medical Malpractice, and stockpiling medications and supplies for Avian Flu.

School Aid: Reflects an increase of nearly $1.3 billion in school aid on a school year basis. Annual increases are provided for most categories of aid, including SBE Aid ($375 million), Supplemental Extraordinary Needs Aid ($136 million), Excess Cost Aid ($126 million), Transportation Aid ($100 million), Building Aid ($96 million), Flex Aid ($86 million), Tax Limitation Aid ($76 million), BOCES ($55 million), and additional Pre-K ($50 million), as well as other categorical and formula-based programs.

School Construction (EXCEL): The State expects to finance roughly $800 million of the $2.6 billion EXCEL program in 2006-07 and the balance in 2007-08. The original expectation was for $1.8 billion of financing to occur in 2006-07. Based on current accounting treatment, spending for EXCEL is not reflected in actual cash-basis results since spending will occur directly from bond proceeds.

Other Education Aid: Spending is driven by enrollment and cost increases in special education programs; additional funding for legislatively-directed education-related programs; aid enhancements for libraries; public broadcasting; vocational rehabilitation services; math and science high schools; and increases for agency operations.

Local Property Tax Relief: Estimates reflect the new local property tax rebate/credit program ($675 million) and growth of $153 million in the existing School Tax Relief (STAR) program associated with changes in property valuations, school tax rates, increased number of STAR exemptions, and an enhancement in the benefit for senior citizens.

Higher Education: Reflects an expansion of SUNY and CUNY capital programs, operating increases for senior and community colleges, as well as a full reimbursement to New York City for CUNY-related costs. Eligibility limits on the Tuition Assistance Program partially offset the growth in aid to public universities.

Social Services: Public Assistance caseloads continue to decline, but cost-of-living adjustments for foster care workers, increased local claims under the open-ended child welfare services program, and the loss of one-time offsets drive spending growth.

Mental Hygiene: Additional funding is provided for new or expanded community-based initiatives, as well as capital improvements and inflation in operating costs at State-operated and non-profit facilities and programs. The estimates reflect maximizing Federal aid, audit recoveries, overtime controls, and efficiency efforts for certain local programs.

Transportation: The annual change reflects the acceleration of $245 million in transit aid to 2005-06 from 2006-07, and additional capital spending pursuant to the second year of the Department of Transportation’s five-year Capital Plan.

General State Charges: Premiums for the State employee health plan are projected to increase by 9.1% in 2006-07. Spending growth is also attributable to increases in the State’s pension contribution rate (from 8.8% to 10.2%) applied to higher salary costs.

Debt Service: Increases in bond-financed capital spending as detailed later in this report drive most of the growth in debt service.

Advanced Micro Devices(AMD): The State expects to finance $650 million for this economic development project in 2007-08. The original expectation was for this financing to occur in 2006-07. Like EXCEL, this spending in not reflected in actual cash-basis accounting reports.

Other Changes: Other increases include retroactive lump sum collective bargaining payments for correctional officers; increased operational costs including expected salary increases for the Judiciary; and second year increases in funding for local governments under the Aid and Incentives for Municipalities program, as well as additional unrestricted aid.

Based on current accounting treatment, roughly $1.9 billion of capital spending for projects spent directly from bond proceeds is not reflected in the State’s budgetary basis results. A table at the end of this Mid-Year Plan details the 2006-07 “off-budget” capital spending, which is roughly $900 million more than 2005-06 (mostly for EXCEL).

Projected 2006-07 Year-End Balances (General Fund)

DOB projects the State will end the 2006-07 fiscal year with a General Fund balance of $3.1 billion, as detailed below.

General Fund Estimated Closing Balance 2006-07

(millions of dollars)

	July Update	Change	Mid-Year
Closing Fund Balance	2,278	842	3,120
Statutory Rainy Day Reserve Fund	944	81	1,025
Contingency Reserve Fund	21	0	21
Spending Stabilization Reserve	787	0	787
Remaining 2006-07 Surplus (after Rainy Day deposit)	0	1,011	1,011
Community Projects Fund	276	0	276
Debt Reduction Reserve	250	(250)	0

The reserves consist of $1.0 billion in the State’s Rainy Day Reserve, which, after a planned deposit of $81 million, will increase the balance to its statutory maximum of 2% of spending; $21 million in the Contingency Reserve for litigation risks; and $500 million of the 2006-07 surplus set aside in a reserve for risks. Reserves set aside for planned commitments include $787 million in a spending stabilization reserve (the amount of the 2005-06 surplus remaining after balancing the 2006-07 budget) and $511 million from the projected 2006-07 surplus that is currently planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, as well as $276 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives.

The $250 million reserve for debt reduction is being used, as planned, to reduce high cost debt and future debt service costs.

OPERATING RESULTS, APRIL THROUGH SEPTEMBER 2006

GENERAL FUND

The General Fund ended the first six months of the 2006-07 fiscal year with a cash balance of $4.7 billion, $345 million lower than the July Update Financial Plan projection. This variance is attributable to $320 million in spending occurring earlier than planned and $25 million in lower than expected receipts.

General Fund Year-to-Date Results vs. July Update Financial Plan Projections

2006-07 Fiscal Year

Year-to-Date Results through September 2006

General Fund Results vs. July Update Projections

(millions of dollars)

	July Update Projection	Actual Results	Favorable/ (Unfavorable) vs. Plan	Increase/ (Decrease) from 2005-06
Opening Balance (April 1, 2006)	3,257	3,257	n/a	711
Receipts	26,095	26,070	(25)	1,657
Personal Income Tax	12,031	12,071	40	1,061
User Taxes and Fees	4,188	4,151	(37)	(277)
Business Taxes	2,714	2,697	(17)	319
All Other Taxes, Receipts & Grants	1,549	1,640	91	417
Transfers From Other Funds	5,613	5,511	(102)	137
Disbursements	24,273	24,593	(320)	2,558
Local Assistance	14,705	15,246	(541)	1,854
State Operations	5,252	5,157	95	540
Personal Service	3,930	3,896	34	405
Non-Personal Service	1,322	1,261	61	135
General State Charges	2,805	2,663	142	(2)
Transfers To Other Funds	1,511	1,527	(16)	166
Change in Operations	1,822	1,477	(345)	(901)
Closing Balance (September 30, 2006)	5,079	4,734	(345)	(189)

Through September 2006, General Fund receipts, including transfers from other funds, totaled $26.1 billion, $25 million lower than the July Update Financial Plan forecast. This decrease is primarily due to lower than expected collections in the sales tax, corporate franchise taxes, and transfers from other funds, which is partially offset by higher than anticipated estimated tax payments on personal income and miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $24.6 billion, $320 million above the July Update Financial Plan estimate. The vast majority of variances are timing-related and are not expected to impact year-end results. Local assistance spending for the first six months exceeded projections by $541 million. Earlier than anticipated initial school year aid payments, later-than-expected application of the public assistance offset, payments to CUNY for collective bargaining, and higher-than-projected spending for Children and Families and mental hygiene, were partially offset by lower-than-expected disbursements for public health, and a range of other programs. In State Operations, spending came in $95 million below expectations, primarily due to shifts in spending patterns as compared to prior year trends. In General State Charges, later than expected payments for worker’s compensation and taxes on public lands ($130 million occurred in October rather than September) accounted for most of the $142 million in under-spending. Transfers to other funds were slightly above planned levels.

General Fund Year-to-Date Results vs. Prior Year

Through September 2006, total taxes, before the deposits to the debt service funds and the STAR Fund, increased by $2.0 billion, or 8.5%, compared to the same period in 2005-06. This increase is largely attributable to continued economic improvement in 2005, strong payments on current and prior year PIT liability, and continued strength in the real estate market.

General Fund spending through September 2006 was $2.6 billion, or 10.5%, higher than actual results through the same period for fiscal year 2005-06. The increase in year-to-year spending is concentrated in Medicaid ($806 million) due to price and utilization increases, and the State takeover initiatives; higher than planned School Aid spending ($527 million); and CUNY ($134 million) and Welfare ($168 million) increases due largely to timing of payments between years; and higher personal service spending driven by contractual salary increases and regular advancement through grade levels.

ALL FUNDS

2006-07 Fiscal Year

Year-to-Date Disbursements through September 2006

All Governmental Funds Results vs. July Update Projections

(millions of dollars)

	July Projection	Actual Results	Favorable/ (Unfavorable) vs. Plan	Increase/ (Decrease) from 2005-06
Total Disbursements	52,369	51,771	598	3,437
General Fund (excluding transfers)	22,762	23,066	(304)	2,392
Special Revenue Funds	25,249	24,427	822	948
Capital Projects Funds	2,569	2,518	51	117
Debt Service Funds	1,789	1,760	29	(20)

Other Governmental Funds Year-to-Date Results vs. July Update Financial Plan Projections

Through September 2006, All Funds disbursements totaled $51.8 billion, $598 million below the July Update Financial Plan projection. Special Revenue Funds spending was under the July Update Financial Plan forecast by $822 million. The lower spending is mainly due to: lower than anticipated Federal education spending due to reduced claims processed through the summer months ($463 million); the delayed processing of an offset that reduces welfare spending, as described earlier ($222 million); lower-than-projected Federal spending in the foster care and day care programs ($153 million); and lower-than-projected spending in various other Federal aid programs ($100 million). This lower spending is partially offset by higher Federal Medicaid spending ($531 million).

Other Funds Year-to-Date Results vs. Prior Year

Compared to the same period in 2005-06, Special Revenue disbursements were roughly $950 million higher, due primarily to an increase in Federal Medicaid spending ($837 million) and implementation of the Local Property Tax Rebate Program in September 2006 ($393 million). The Capital Projects Funds spending increase from the prior year is primarily driven by higher spending in the Dedicated Highway and Bridge Trust Fund ($122 million). Slightly lower Debt Service Funds spending versus the prior year reflects the continued implementation of the PIT Revenue Bond program, which is gradually replacing service-contract based financing programs.

ECONOMIC FORECAST

The National Economy

As anticipated in the first quarterly update to the Financial Plan the U.S. economy has lost substantial momentum since the first quarter of the year. A cooling housing market, combined with the effects of past energy price and interest rate increases, have generated a significant drag on economic growth. In addition, the most recent auto industry data are signaling a substantial inventory correction. The national economy is expected to continue to lose momentum through the end of this year, landing gently in the 2.0% range. However, with the Federal Reserve’s most recent tightening cycle behind us and energy prices down significantly from their summer peaks, growth is expected to return to the economy’s long-term trend rate by the second half of 2007. DOB now projects growth of 2.5% for 2007, following growth of 3.3% for 2006. These same forces are expected to have the reverse effect on inflation. An inflation rate of 3.6% is estimated for 2006, virtually unchanged from July, followed by a rate of 2.6% for 2007.

Strong corporate earnings, boosted by high energy sector profits, have continued to produce strong corporate profits from current production. Indeed, as of the second quarter of 2006, the most recent quarter for which data are available, profits had grown 34.5% in just two years. However, revisions to the historical data released by the U.S.

Bureau of Economic Analysis (BEA) in its annual comprehensive revision at the end of July have led to a downward revision to profit growth for 2006. The Budget Division now projects corporate profits to rise 19.3% for 2006. Receding energy prices and a slower economy are expected bring profit growth for 2007 down to 4.0% for 2007. DOB forecast for employment growth for this year is virtually unchanged at 1.4%, followed by only slightly slower growth of 1.3% for 2007. However, when the U.S. Bureau of Labor Statistics (BLS) releases revised data in early February, the magnitude of the 2007 slowdown in job growth is expected to be larger. Based on revised data already released by BEA, U.S. personal income growth is expected to fall from 7.2% in 2006 to 6.1% in 2007, with growth in its largest component, wages and salaries, expected to fall from 7.9% in 2006 to 5.8% in 2007.

Major U.S. Economic Indicators

	2005	2006	2007
Gross Domestic Product (real)	3.2	3.3	2.5
Personal Income	5.2	7.2	6.1
Corporate Profits (with IVA and CCA)	12.5	19.3	4.0
Consumer Price Index	3.4	3.6	2.6

Note: Projected growth rates are percent changes, calendar year basis. Budget Division estimates are based on National Income and Product Account data through September 2006. Source: Moody’s Economy.com, DOB staff estimates.

Geopolitical concerns continue to pose a risk to the U.S. forecast. The recent declines in energy prices could easily reverse and take a larger bite out of both household and business spending than expected. In addition, should the housing market correction be more extensive than currently anticipated, consumption spending could be lower than expected. Lower household spending could, in turn, lead the business sector to pare down inventories even further, putting downward pressure on a labor market that has already shown signs of slowing. In contrast, stronger job growth or lower energy prices than anticipated could result in a stronger national economy than projected.

The New York State Economy

The New York economy began its fourth year of expansion at the end of the summer poised to grow at a slower pace than was observed in 2005 and earlier this year. The most recent data continue to indicate that the State’s economic momentum peaked during the first half of 2005, presaging the current national slowdown. Because of the State’s position as a financial market capital, the State economy was expected to be more sensitive to the Federal Reserve’s ongoing policy of monetary tightening than the economies of other states. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. Total State employment growth of 0.8% is now projected for 2006, followed by growth of 0.7% for 2007. Private sector employment growth is projected to slow to 0.8% in 2007, following growth of 1.0% for this year. Correspondingly, DOB now projects growth in State wages to slow from 6.3% in 2006 to 5.5% in 2007. Similarly, growth in total State personal income is now projected to slow to 5.4% for 2007 from 5.8% in 2006.

All of the risks to the U.S. forecast apply to the State forecast as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Although it is DOB’s view that the Federal Reserve’s cycle of monetary tightening has ended, the effects of past interest rate increases continue to pose a risk to financial sector profits, particularly if IPO and merger and acquisition activity fall off more than anticipated. Lower than expected securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. In addition, should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. A return to last summer’s high energy prices poses a particular risk to the State’s tourism sector. In contrast, should the national and world economies grow faster than expected, an upturn in equity markets and other financial market activity could result in higher wage and bonus growth than projected. In addition, stronger growth in U.S. corporate profits could boost State employment growth beyond current expectations.

Major New York Economic Indicators

	2005	2006	2007
Personal Income	4.2	5.8	5.4
Nonagricultural Employment	0.9	0.8	0.7
Unemployment Rate	5.0	4.9	5.2

Note: Numbers above are percent changes for personal income and nonagricultural employment and percents for the unemployment rate, calendar year basis. Data for 2006 and 2007 are projected by the Budget Division. Source: Moody’s Economy.com, NYS Department of Labor, DOB staff estimates.

RISKS TO THE FINANCIAL PLAN

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The profile of risk has not changed materially since the July Update Financial Plan. However, given the fact that the Financial Plan has been revised to include significant reductions in spending and increases in receipts, DOB believes it is prudent to create additional reserves of $500 million to guard against current-year transaction risks.

The most significant risks include the following:

School Finance Litigation: In 2003, the State Court of Appeals found that the State’s school financing system failed to provide students in New York City with an opportunity for a sound basic education (SBE), in violation of the State Constitution. The State’s SBE aid program that began in 2005-06 is part of an effort to comply with the State Court of Appeals ruling. On May 8, 2006, the Court of Appeals authorized an expedited briefing schedule to hear arguments related to the State’s compliance with the Court’s order. Oral arguments were made on October 10, 2006, and a decision is anticipated within the next few months.

Approximately 40% of “traditional” school aid is provided to New York City. The 2006-07 Budget also includes $700 million in SBE Aid in the2006-07 school year, of which approximately 60% is for New York City (an increase of roughly $225 million over 2005-06). VLT revenues, which are earmarked to finance SBE Aid, are forecasted to total $328 million in State fiscal year 2006-07, $663 million in State Fiscal Year 2007-08 and $1.3 billion in State fiscal year 2008-09. To supplement VLT revenues until operations commence in all facilities, the State has provided $100 million in General Fund support in 2006-07 and projects another $247 million in 2007-08. Further delays in the opening of currently authorized VLT facilities or the failure to approve proposed expansion of the number of authorized facilities would adversely affect the level of VLT revenues available to finance SBE Aid. Specifically, the VLT estimate for 2008-09 depends on the Aqueduct VLT facility opening in April 2008. The expected opening has been moved from October 2007 due to delays in facility development. Also, additional VLT estimates of $330 million beginning in 2008-09 depend upon the passage of legislation authorizing an expansion in the number of VLT facilities. It should be noted that the Legislature has not adopted proposed expansion legislation for the past three years. The Mid-Year Plan projects traditional school aid increases of roughly $500 million annually for 2007-08 and 2008-09.

To directly address New York City school construction funding, the 2006-07 Budget authorized (1) $1.8 billion in capital grants issued by the State for New York City school construction, and (2) the City’s Transitional Finance Authority (TFA) to issue $9.4 billion in bonds for school construction, which will be supported in part with State building aid receipts that the City may assign to TFA.

Litigation is ongoing and there is no assurance that these remedies will be sufficient to meet the Court’s standards, or that other litigation will not arise related to the adequacy of the State’s school financing system.

Federal Actions: At the request of the Federal government, the State discontinued intergovernmental transfer payments in 2005-06 pending Federal approval of a State Plan Amendment (SPA). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospitals Corporation, SUNY and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system would be adversely affected.

Labor Contracts: Existing labor contracts with all of the State’s major employee unions expire at the end of 2006-07. The Updated Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1% salary increase would cost roughly $88 million annually in the General Fund and $136 million in All Funds.

Miscellaneous Receipts: The State Financial Plan projections for 2006-07 and beyond assume approximately $450 million annually in receipts that are the subject of ongoing negotiations between the State and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which the State recovered on a cash-basis by reducing spending for State aid to the City for reimbursement of CUNY costs.

School Supportive Health Services: The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25% of New York City claims and 9.7% of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of $161 million over the next three years, which has been reflected in the State’s Financial Plan.

GENERAL FUND OUTYEAR PROJECTIONS (2007-08 and 2008-09)

General Fund Mid-Year Plan

(millions of dollars)

Receipts:	2006-07	2007-08	Annual Change	2008-09	Annual Change
Personal Income Tax	22,836	23,959	1,123	25,296	1,337
User Taxes and Fees	8,216	8,525	309	8,821	296
Business Taxes	5,899	5,343	(556)	5,483	140
Other Taxes	924	994	70	1,054	60
Miscellaneous Receipts/Federal	3,090	2,244	(846)	2,110	(134)
Transfers from Other Funds	10,197	10,101	(96)	10,211	110
Total Receipts	51,162	51,166	4	52,975	1,809
Disbursements:
Grants to Local Governments	34,386	37,534	3,148	39,985	2,451
State Operations	9,477	9,731	254	10,016	285
General State Charges	4,363	4,601	238	4,928	327
Transfers to Other Funds	3,073	2,717	(356)	2,937	3,283
Total Receipts	51,299	54,583	3,284	57,866	3,283
Change in Reserves:
Community Projects Fund	25	75	50	(150)	(225)
Tax Stabilization Reserve Fund	81	0	(81)	0	0
Spending Stabilization Reserve	(1,254)	(787)	467	0	787
2006-07 Surplus	1,011	(256)	(1,267)	(255)	1
Deposit to/(Use of):	(137)	(968)	(831)	(405)	563
Mid-Year Outyear Surplus/(Gap) Estimate		(2,449)		(4,486)

Absent policy changes, growth in spending is expected to outpace revenue growth over the next two years, based on DOB’s economic forecast and current services projections for the State’s major programs.

General Fund receipts are expected to increase at roughly 5% annually in the outyears. The small annual change in expected 2007-08 receipts reflects the impact of the tax law changes that will lower receipts. Spending is projected to grow about 6% on average through 2008-09, based on the current services forecast.

DOB currently projects General Fund budget gaps of $2.4 billion in 2007-08 and $4.5 billion in 2008-09, after reflecting the use of $1.0 billion in reserves (the entire $787 million spending stabilization reserve and $256 million from the 2006-07 surplus) to lower the 2007-08 and another $255 million from the 2006-07 surplus to lower the 2008-09 gap. The HCRA Special Revenue Fund outyear budget gap of $420 million in 2007-08 and another $1.0 billion in 2008-09 are in addition to this gap, and described later in this Update.

For a detailed discussion of the revisions to the gap forecast since budget enactment, see the section entitled “Summary of Changes to the July Update Financial Plan” earlier in this Update.

The following chart provides a “zero-based” look at the causes of the 2007-08 General Fund budget gap. It is followed by a brief summary of the assumptions behind the projections. For a detailed explanation of the specific assumptions supporting the revenue and spending projections, see the sections entitled “Outyear General Fund Receipt Projections” and “Outyear General Fund Disbursement Projections” in this Update.

General Fund Gap Estimate for 2007-08: “Zero-Based” Estimate

(millions of dollars)

Annual Change Savings/(Costs)

2007-08
Receipts	4

Constant Law Growth	2,869
Tax Reductions (	1,590)
Phaseout of Temporary PIT Actions	(425)
Increase in Debt Service (PIT/LGAC/CWCA)/Capital	(380)
Non-recurring 2006-07 NYPA/SONYMA payments	(297)
Decrease in STAR Deposits	292
Abandoned Property	(150)
Non-recurring 2006-07 Federal Medicare Part D Reimbursements	(120)
All Other	(195)
Total Disbursements	(3,284)

Local Assistance	(3,148)
Medicaid (incl. admin)	(1,458)

Price/Utilization/Admin Growth	(614)
Medicaid Cap/Family Health Plus Takeover	(425)
Elimination of Hospital Assessment/Other Financing	(419)
School Aid	(914)
Regular School Aid/Database	(767)
VLT subsidy	(147)
Children and Family Services	(198)
Welfare	(172)
Mental Hygiene	(266)
All Other Local Assistance	(140)
State Operations	(254)
Personal Service	(90)
$800 Base Salary Adjustment and Performance/Merit Awards	(300)
Nonrecurring 2006-07 NYSCOPBA Arbitration Award	210
Non-personal Service	(164)
General State Charges	(238)
Health Insurance — Active Employees	(130)
Health Insurance — Retired Employees	(87)
Pensions	24
All Other	(45)
Transfers to Other Funds (Use of $250M DRRF/$120M VLT in 2006-07)	356
Change in Reserves used for Operations	800
Change in Deposit to Community Projects Fund/Rainy Day Fund	31

BUDGET GAP FOR 2007-08	(2,449)

The gap for 2007-08 is a forecast based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current services costs of program activities. DOB believes the gap forecast and the assumptions from which it is derived are reasonable. However, as with any forecast, the gap estimate is subject to estimation risks that can lead to significant variations. The most significant assumptions affecting the 2007-08 gap include the following:

(1)	The entire $787 million spending stabilization reserve and $256 million of the 2006-07 surplus are projected to be used to lower the 2007-08 gap.

(2)	Economic growth will continue at a steady pace over the forecast period. DOB’s forecast expects personal income in New York to grow at 5.9% in 2006 and 5.2% in 2007, bolstered by slow but consistent employment growth and moderate growth in the financial services sector. A significant shock to the economy, such as another terrorist attack, spiraling energy prices, or a steep decline in the housing market, pose the most significant risks to the State economy in the short-run.

(3)	Revenues, adjusting for tax law changes, will grow at roughly 5.2% in 2007-08. The growth rate is consistent with DOB’s forecast for the economy, but, as in any year, is subject to significant volatility. Changes in the economic growth rate, Federal law, and taxpayer behavior all have a significant influence on receipts collections.

(4)	The majority of the Medicaid cost containment approved annually since 1995 will continue, providing roughly $500 million in savings annually over the Financial Plan.

(5)	Any shortfall in the HCRA will be closed without the need for additional General Fund resources in 2007-08. HCRA expires on July 1, 2007. In the past, reauthorization of HCRA has produced new savings actions or revenues that resulted in fully solvent plans that did not require direct General Fund support.

(6)	Anti-fraud savings are projected to increase from $300 million in 2006-07 to $390 million and $520 million in 2007-08 and 2008-09, respectively. These savings estimates are expected from reducing Medicaid fraud by providers and recipients, as well as initiatives to improve detection and strengthen the State’s fraud fighting capabilities.

(7)	School Aid is projected to increase annually (including SBE Aid outside the General Fund) in amounts consistent with a phase-in of the plan submitted to the court. This growth includes $500 million annually on a school year basis as well as funding for SBE aid of $700 million in 2006-07, increasing to $1 billion in 2007-08 and $1.5 in 2008-09. The projections assume that this total level of spending increase will be sufficient to satisfy court directives. In both 2006-07 and 2007-08, SBE Aid is funded by VLT receipts and a subsidy from the General Fund ($100 million in 2006-07; $247 million in 2007-08). On a State fiscal year basis, VLT receipts are projected to total $663 million in 2007-08 and $1.3 billion in 2008-09. The VLT estimates depend on the opening of the Aqueduct VLT facility (now expected in April 2008), and legislative approval of an expansion of VLT gaming. Lack of legislative approval for VLT expansion (as experienced in recent years) and delays in development at the Aqueduct facility constitute a risk to these assumptions. For example, an April 2008 opening of the Aqueduct VLT facility, which coincides with the start of the State fiscal year, is valued at $300 million in 2008-09 and the VLT expansion is valued at an additional $300 million in 2008-09.

(8)	Receipts of roughly $450 million annually are budgeted in 2006-07, 2007-08 and 2008-09 that are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned but offsetting cash-basis savings were achieved through a reduction in State aid.

(9)	The Federal government will not make substantive funding changes to major aid programs.

(10)	The projections for 2007-08 and 2008-09 do not include any extra costs for new labor settlements once the current contracts expire on April 1, 2007. Each 1% salary increase is valued at $88 million in the General Fund and $136 million in All Funds.

(11)	Spending for employee and retiree health care costs assumes a premium increaseof9.4percent. Escalating health care costs, including prescription drugs, will significantly influence future health care premiums.

(12)	The projections do not assume any pre-funding for costs that would be reported under GASB 45, but do include pay-as-you-go costs for retiree healthcare of roughly $1.0 billion in 2007-08 and $1.1 billion in 2008-09.

(13)	Changes to any of these assumptions have the potential to materially alter the size of the budget gap for 2007-08. A detailed discussion of the receipts and disbursement estimates for 2007-08 and 2008-09 follows.

OUTYEAR GENERAL FUND RECEIPT PROJECTIONS

General Fund receipts, including transfers from other funds, are projected to total $51.2 billion in 2007-08, essentially unchanged from 2006-07 estimates mainly due to significant tax reduction enacted in 2006. Receipts are projected to grow by more than $1.8 billion in 2008-09 to total nearly $53 billion. The estimated growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of an economic expansion. In general, there is significant uncertainty associated with forecasts of receipts more than 18 months into the future. Overall, the tax receipt projections for future years follows the path dictated by DOB’s forecast of economic growth. History suggests a wide range of potential outcomes around these estimates.

General Fund Receipts Forecast

(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change
Personal Income Tax	22,836	23,959	1,123	25,296	1,337
User Taxes and Fees	8,216	8,525	309	8,821	296
Business Taxes	5,899	5,343	(556)	5,483	140
Other Taxes	924	994	70	1,054	60
Miscellaneous Receipts	2,910	2,184	(726)	2,050	(134)
Federal Grants	180	60	(120)	60	0
Transfers from Other Funds
Revenue Bond Tax Fund	7,048	7,129	81	7,100	(29)
LGAC Fund	2,164	2,259	95	2,355	96
CW/CA Fund	583	510	(73)	512	2
All Other	402	203	(199)	244	41

Total Receipts	51,162	51,166	4	52,975	1,809

Annual Percent Change			0.0%		3.5%

Taxes

In general, income tax growth for 2007-08 and 2008-09 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations. In addition, recently enacted tax law changes have a significant impact on year-over-year comparisons. General Fund PIT receipts are projected to increase by $1.1 billion to nearly $24 billion in 2007-08. The change from 2006-07 reflects the impact of the elimination of the temporary surcharge on the growth in base liabilities, and the full-year impact of the Enacted Budget tax reductions. General Fund PIT receipts for 2008-09 are projected to increase by $1.3 billion to $25.3 billion, reflecting growth in liability that is consistent with an expanding personal income base during a period of expected economic growth, along with the continued impact of Enacted Budget tax reductions. The 2007-08 and 2008-09 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy.

General Fund user taxes and fees for 2007-08 are projected to increase by over $300 million due to the reduction in sales and use tax collections resulting from law changes including the cap on the sales tax charged on gasoline purchases and the increase in the vendor allowance, which are more than offset by increases in user tax base due to forecasted economic growth.

General Fund business tax receipts are expected to decrease to $5.3 billion in 2007-08 and increase to $5.5 billion in 2008-09, reflecting trend growth in business tax receipts, slower growth in corporate profits, a return to audit collection levels that reflect historical trends, and the continued impact of tax reductions enacted in 2006 and earlier years.

General Fund receipts from other taxes are expected to increase to $994 million in 2007-08 and $1.1 billion in 2008-09, primarily reflecting continued growth in estate tax receipts.

Miscellaneous Receipts

General Fund miscellaneous receipts in 2007-08 are projected to be nearly $2.2 billion, down $726 million from the current year. This decrease is primarily the result of revised estimates of abandoned property receipts and the loss of one-time revenues. In 2008-09, General Fund miscellaneous receipts collections are projected to be slightly more than $2.0 billion, down $134 million from 2007-08. This decrease results from expected declines in licenses and fee receipts, investment income and a decrease in the value of the local government revenue and disbursement program.

Transfers from Other Funds

Transfers from other funds are estimated to decline $96 million to $10.1 billion in 2007-08, and grow to $10.2 billion in 2008-09. In 2007-08, the projected decline is primarily due to the loss of one-time transfers of available fund balances from certain non-General Fund accounts in 2006-07 ($200 million) offset by the net increase of dedicated tax receipts in excess of associated debt service payments for the PIT Revenue Bonds, the Local Government Assistance Corporation (LGAC) Bonds and Clean Water/Clean Air general obligation bonds. In 2008-09, transfers are projected to grow due primarily to the net increase of tax receipts in excess of the related debt service payments for such bonds.

OUTYEAR GENERAL FUND DISBURSEMENT PROJECTIONS

DOB forecasts General Fund current services spending of $54.6 billion in 2007-08, an increase of $3.3 billion (6.4%) over 2006-07 projections. Growth in 2008-09 is projected at $3.3 billion (6.0%). The main sources of current services annual spending growth for 2007-08 and 2008-09 are itemized in the following table.

General Fund Disbursement Projections

(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change
Grants to Local Governments:	34,386	37,534	3,148	39,985	2,451
School Aid	14,587	15,501	914	15,614	113
Medicaid (incl. admin)	9,019	10,478	1,458	12,375	1,898
Higher Education	2,283	2,360	77	2,411	51
Education Aid - All Other	1,714	1,614	(100)	1,661	47
Mental Hygiene	1,575	1,841	266	1,982	141
Children and Family Services	1,355	1,553	198	1,658	105
Welfare	1,250	1,423	172	1,434	11
Local Government Assistance	1,177	1,220	43	1,230	10
Public Health	595	689	94	707	19
All Other	830	857	27	913	56
State Operations:	9,477	9,731	254	10,016	285
Personal Service	6,786	6,877	90	6,988	111
Non-Personal Service	2,691	2,854	164	3,028	174
General State Charges:	4,363	4,601	238	4,928	327
Pensions	1,222	1,198	(24)	1,214	16
Health Insurance	2,397	2,615	218	2,913	298
All Other	744	788	44	801	13
Transfers to Other Funds:	3,073	2,717	(356)	2,937	220
Debt Service	1,764	1,755	(9)	1,732	(23)
Capital Projects	224	250	26	441	191
All Other	1,085	712	(373)	764	52
Total Disbursements	51,299	54,583	3,284	57,866	3,283
Annual Percent Change			6.4%		6.0%

Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid and school aid. The table below summarizes some of the factors that affect the local assistance projections over the Financial Plan period.

Forecast for Selected Program Measures Affecting Local Assistance

(millions of dollars)

	Actual		Forecast
	2004-05	2005-06	2006-07	2007-08	2008-09
Medicaid
Medicaid Coverage (excl. FHP)	3,531,938	3,674,167	3,690,578	3,839,312	3,992,884
Medicaid Inflation	4.1%	3.9%	4.2%	2.4%	3.7%
Medicaid Utilization	3.2%	3.7%	2.2%	1.3%	4.0%
State Takeover of County/NYC Costs
- Family Health Plus	$60	$289	$438	$483	$513
- Medicaid	N/A	$113	$440	$820	$1,261
Education
School Aid (School Year)	$15,400	$16,400	$17,700	$18,500	$19,500
K-12 Enrollment	2,850,124	2,826,981	2,810,128	2,810,128	2,810,128
Public Higher Education Enrollment (FTEs)	490,916	496,189	500,070	500,070	500,070
TAP Recipients	336,700	343,881	334,124	334,124	334,124
Welfare
Family Assistance Caseload	485,500	453,200	416,200	403,500	399,600
Single Adult/No Children Caseload	140,200	146,000	151,100	156,100	156,200
Mental Hygiene
Mental Hygiene Community Beds	81,446	82,948	84,445	86,105	86,943

School Aid

Major Sources of Annual Change in School Aid Growth

(billions of dollars)

	Increase from Prior Year
	2007-08	2008-09
State Fiscal Year Basis:
Total General Fund and Lottery:	1.0	0.9

General Fund	0.9	0.1
Lottery/VLTs	0.1	0.8
School Year Basis:
Total State Funds:	0.8	1.0

General School Aid	0.5	0.5
Sound Basic Education	0.3	0.5

On a school year basis, school aid (including funding for SBE Aid) is now projected at $18.5 billion in 2007-08 and $19.5 billion in 2008-09. Growth of $800 million in 2007-08 and $1.0 billion in 2008-09 reflects traditional school aid increases ($500 million in each of 2007-08 and 2008-09), and growth in SBE aid. SBE aid is projected at $700 million in 2006-07 growing to $1 billion in 2007-08 and $1.5 billion in 2008-09.

On a State fiscal year basis, General Fund school aid spending is projected to grow by approximately $914 million in 2007-08 and $113 million in 2008-09. The growth is attributable to a General Fund supplement to SBE aid ($247 million in 2007-08), Building Aid increases (roughly $100 million in 2007-08 and 2008-09); special education cost increases (approximately $125 million in 2007-08 and 2008-09); Transportation Aid increases (roughly $125 million in 2007-08 and 2008-09) and growth in other aid categories. The decrease in the level of annual growth in General Fund school aid, from $914 million in 2007-08 to $113 million in 2008-09 is largely attributable to a temporary shift in funding sources for the State’s SBE program. Outside of the General Fund, revenues from the general lottery are projected to increase slightly (by $36 million in 2007-08 and $65 million in 2008-09) and VLT revenues are projected to increase by roughly $335 million in 2007-08 and another $687 million in 2008-09. Outyear VLT estimates assume the start of new operations at two racetracks, Yonkers (opened in October 2006) and Aqueduct (projected to open in April 2008), and the approval of an expansion plan early in 2007-08 providing $300 million of the increase planned in 2008-09.

The $2.6 billion EXCEL program, which authorizes State bonding for school construction throughout the State, is projected to total roughly $800 million in 2006-07 and $1.8 billion in 2007-08. The EXCEL Program is authorized to provide $1.8 billion for New York City schools, $400 million for “high-needs” school districts, and the remaining $400 million will go to all other school districts based on a per-pupil formula. Based on current accounting treatment, spending for EXCEL is not reflected in actual cash-basis results since spending will occur directly from bond proceeds.

Districts will be able to use the EXCEL aid to help cover the local taxpayer share of costs for new school building projects. School districts will be able to use EXCEL funds either in lieu of building aid (provided as part of school aid) or as a supplement to building aid. To the extent that New York City and other school districts use EXCEL funds in lieu of building aid, projected building aid growth could be somewhat dampened as a result of the new EXCEL program. To the extent that EXCEL funds are used in conjunction with building aid to fully fund local school construction costs, there could be an acceleration in school construction that may produce an eventual increase in projected building aid growth. However, any such potential increase in State building aid over the next two to five years should be relatively modest due to: school districts using EXCEL funds to offset the recent construction materials cost increases that may exceed maximum cost allowances; the lead time needed to plan and implement school construction programs; the finite capacity of local school districts to undertake school construction programs; the payment of building aid on an assumed amortization basis; and the lag in initial building aid payments until at least 18 months after construction plans have been approved by the State Education Department (for school districts other than New York City).

Medicaid

General Fund spending for Medicaid is expected to grow by roughly $1.5 billion in 2007-08 and another $1.9 billion in 2008-09.

Major Sources of Annual Change in Medicaid Growth

General Fund

(billions of dollars)

	Increase from Prior Year
	2007-08	2008-09
Price/Utilization/Admin Growth	0.7	1.2
Medicaid Cap/FHP Takeover	0.4	0.5
Provider Assessments	0.2	0.1
HCRA Financing	0.2	0.1

Total	1.5	1.9

This growth results, in part, from the combination of modest growth in recipients, service utilization, and medical-care cost inflation. These factors are projected to add roughly $700 million in 2007-08 and $1.2 billion in 2008-09. In addition, the State cap on local Medicaid costs and takeover of local Family Health Plus costs is projected to increase spending by $425 million in 2007-08 and $471 million in 2008-09. The remaining growth is primarily attributed to the elimination of the 0.35% assessment on hospital revenues and lower levels of HCRA financing, both of which are used to lower General Fund costs.

DOB revised Medicaid projections for slowed growth rates in enrollment for Medicaid and Family Heath Plus. The average number of Medicaid recipients is expected to grow to 3.8 million in 2007-08, an increase of 4% from the estimated 2006-07 caseload of almost 3.7 million. Family Health Plus enrollment is estimated to grow to approximately 528,000 in 2007-08, an increase of 2.7% over projected 2006-07 enrollment of 514,000.

Welfare

Welfare spending, including administration, is projected at $1.4 billion in 2007-08, an increase of $172 million (12.1%) from 2006-07, and is expected to remain at the same level in 2008-09. Although the caseloads for family assistance and single adult/childless couples are projected to decline, spending from this caseload is expected to drop only marginally. This reduction is then countered by the use of less Federal TANF to support public assistance costs, thereby driving General Fund spending growth.

Mental Hygiene

Mental Hygiene spending, comprising of the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD), the Office of Alcoholism and Substance Abuse Services (OASAS), and the Commission on Quality of Care and Advocacy for Persons with Disabilities (CQC) is projected at $1.8 billion in 2007-08 and $2.0 billion in 2008-09 reflecting spending increases of $266 million and $141 million, respectively. The growth is largely attributable to increases in projected State share of Medicaid costs and other human services cost of living increases (2.5% in 2007-08 and 2.6% in 2008-09), projected expansions of the various mental hygiene service systems including a major expansion of OMH’s Children’s Services, increases in the NYS-CARES program and in the development of children’s beds for out-of-state placements in OMRDD, the NY/NY III Supportive Housing agreement and community bed expansion in OMH, and several new chemical dependence treatment and prevention initiatives.

Children and Family Services

Children and Family Services spending is projected to grow by $198 million (15.8%) in 2007-08 and an additional $105 million (7.2%) in 2008-09 to total $1.7 billion. The increases are driven primarily by expected growth in the open-ended child welfare services program and cost-of-living increases for workers in foster care, and foster and adoptive parents enacted in 2006-07.

Other Local

All other local assistance programs total $6.7 billion in 2007-08, an increase of $140 million over 2006-07 revised levels. This growth in spending primarily includes: higher education, with the majority of growth occurring in various public health programs including Early Intervention and expected growth in reimbursements to counties for General Public Health Works ($94 million); local government assistance primarily due to new funding for municipalities hosting VLT facilities ($42 million net increase); and the Tuition Assistance Program ($18 million). These increases are partially offset by a decline in other education aid, including additional grants-in-aid to certain school districts, public libraries and not for profit institutions, and specifically for the Teacher Resources and

Computer Training Centers and the Teacher Mentor intern program, in 2006-07 that does not recur in 2007-08 ($100 million).

State Operations

Forecast of Selected Program Measures Affecting State Operations

	Actual		Forecast
	2004-05	2005-06	2006-07	2007-08	2008-09
State Operations
Prison Population (Corrections)	63,307	62,890	63,100	63,100	63,100
Negotiated Salary Increases (1)	2.5%	2.75%	3.00%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	188,925	191,400	192,375	193,525	194,425

(1)	Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

State Operations spending in the General Fund is expected to total $9.7 billion in 2007-08, an annual increase of $254 million (2.7%). In 2008-09, spending is projected to grow by another $285 million (2.9%) to a total of $10.0 billion.

Personal service costs increase in 2007-08 and 2008-09 by $90 million and $111 million, respectively. Growth in 2007-08 reflects an $800 base salary adjustment effective April 1, 2007, and both years reflect longevity increases. The 2007-08 growth is partially offset by the retroactive component associated with the NYSCOPBA arbitration award paid in 2006-07 that does not recur in 2007-08 ($210 million). As noted previously, there is no provision for additional collective bargaining costs in 2007-08 or 2008-09.

Non-personal service spending is projected to grow by roughly 5% annually. Agencies projecting growth beyond inflation include: Correctional Services mainly driven by increases in the cost of housing inmates and providing inmate medical services ($41 million); OMRDD quality assurance activities to ensure not-for-profit program and fiscal compliance and projected cost increases for continuing State-operated programs including pharmacy, energy and other inflationary adjustments ($32 million); Judiciary due mostly to increases in security related equipment and contracts ($27 million); OMH, due to projected increases in drug and utilities costs ($15 million); and OCFS, driven primarily by exhaustion of prior year Federal revenue for the child welfare information system ($15 million).

General State Charges (GSCs)

Forecast of Selected Program Measures Affecting General State Charges

	Actual		Forecast
	2004-05	2005-06	2006-07	2007-08	2008-09
General State Charges
Pension Contribution Rate	7.0%	8.8%	10.2%	9.4%	9.9%
Employee/Retiree Health Insurance Rate	13.5%	8.2%	9.1%	9.4%	11.0%

GSCs are projected to total $4.6 billion in 2007-08 and $4.9 billion in 2008-09. The annual increases are due mainly to anticipated cost increases in health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement Systems is expected o decrease from 10.2% to 9.4% in 2007-08. Spending for employee and retiree health care costs is expected to increase by $218 million in 2007-08 and another $298 million in 2008-09. Health insurance is projected at $2.6 billion in 2007-08 ($1.6 billion for active employees and $1.0 billion for retired employees) and $2.9 billion in 2008-09 ($1.8 billion for active employees and $1.1 billion for retired employees). The projections do not assume any pre-funding of the GASB 45 liability.

Transfers to Other Funds

Forecast of Selected Program Measures Affecting Debt Service

	Actual		Forecast
	2004-05	2005-06	2006-07	2007-08	2008-09
State Debt
Interest on Variable Rate Debt	1.44%	2.65%	3.25%	3.25%	3.30%
Interest on Fixed Rate 30-Year Bonds	5.09%	5.00%	5.65%	6.00%	6.15%

Transfers to other funds are estimated to total $2.7 billion in 2007-08, $356 million below 2006-07 levels mainly due to one-time transfers from the General Fund in 2006-07 of $250 million to reduce high cost debt and $120 million to supplant lower than originally projected VLT revenues to fund SBE aid.

In 2008-09, transfers are expected to increase by $220 million as a result of General Fund support to the Dedicated Highway and Bridge Trust Fund to obviate a projected shortfall.

CASH FLOW FORECAST (2006-07)

General Fund

In 2006-07, the General Fund is projected to have quarterly-ending balances of $2.0 billion at the end of December 2006, and $3.1 billion at the end of March 2007. The components of the year-end balances are discussed in the section entitled “Projected 2006-07 Year-End Balances (General Fund).”

The 2006-07 General Fund cash flow estimates by month appear in the Financial Plan Tables.

All Funds

All Funds quarterly-ending balances are expected to be $6.1 billion by the end of December 2006, and at the end of March 2007. In addition to the General Fund cash flow described above, the All Funds cash flow includes the operations and resulting balances in Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

The projected 2006-07 year-end balance is comprised of $3.1 billion in the General Fund, $3.2 billion in Special Revenue Funds and $243 million in Debt Service Funds partially offset by a negative cash balance of $462 million in the Capital Projects Fund. The fund balance in the Special Revenue Funds reflects the timing of receipts and disbursements (e.g. dedicated moneys received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance ongoing HCRA programs ($708 million), mass transit ($437 million), and the operations and activities of SUNY campuses ($406 million). The remaining fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The negative balance in the Capital Projects funds results from outstanding loans from the Short-Term Investment Pool used to finance capital projects costs prior to the receipt of bond proceeds. The Debt Service Fund balance primarily reflects monies required to be set aside for future debt service payments and other programmatic needs. These include the SUNY Dorms Fund ($151 million), Mental Health Services Fund ($66 million), and the Health Income Fund ($25 million).

The projected year end All Funds balance reflects a decline of nearly $1.0 billion from the March 31, 2006 balance, which is largely due to the use of health care conversion proceeds, as planned, in 2006-07 that were received in the HCRA Fund in 2005-06 and included in the year end balance.

The 2006-07 Special Revenue Funds, Capital Projects Funds, and Debt Service Funds by cash flow estimates by quarter appear in the Financial Plan Tables.

GAAP-BASIS FINANCIAL PLANS/GASB 45

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a GAAP basis in accordance with Governmental Accounting Standards Board (GASB) regulations. The GAAP projections are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06.

In 2006-07, the General Fund GAAP Financial Plan projects total revenues of $43.4 billion, total expenditures of $51.8 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $800 million and a projected accumulated surplus of $1.4 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus to support 2006-07 operations.

The GAAP basis results for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net positive asset condition is before the State reflects the impact of GASB 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions.” GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State has hired an independent actuarial consulting firm to complete the analysis of retiree health care liabilities. A preliminary analysis has been completed by the firm and is currently under review by the State. Assuming there is no pre-funding of this liability, the preliminary analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $47 billion under several actuarial methods and $54 billion under one method. This is based on a 4.1% annual discount rate. Any determination to pre-fund this liability via a trust fund or comparable structure would result in a higher discount rate, with a corresponding reduction in the estimated actuarial accrued liabilities to roughly $27 billion under several actuarial methods (assuming an 8% discount rate).

The State’s total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate the liability may be amortized over a 30 year period; therefore, only the annual amortized value above the current pay-as-you-go costs would be reported as a liability in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.7 billion under several actuarial methods in total based on a level percent of salary (under one method it would be $6.1 billion in total), or $2.7 billion above the current pay-as-you-go costs. Assuming pre-funding, the 2007-08 liability would total roughly $2.4 billion under several actuarial methods in total (under one method it would be $3.9 billion in total), or $1.4 billion above the current pay-as-you-go costs. GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan. DOB’s detailed GAAP Financial Plans for 2005-06 through 2008-09 appear in the Financial Plan tables at the end of this Updated Financial Plan.

2006-07 UPDATED HCRA FINANCIAL PLAN

2006-07 through 2008-09

(millions of dollars)

	2006-07	2007-08	2008-09
Opening Balance	1,600	708	(420)

Total Receipts	4,476	4,129	4,298

Conversion Proceeds	1,000	500	550
Surcharges	1,713	1,901	2,020
Covered Lives Assessment	775	775	775
Hospital Assessment (1%)	248	268	285
Cigarette Tax Revenue	563	578	570
All Other	177	107	98
Total Disbursements	5,368	5,257	5,256

Medicaid Assistance Account	2,112	1,841	1,750
Pharmacy Costs	625	418	304
Family Health Plus	446	496	519
Workforce Recruitment and Retention	481	370	370
All Other	560	557	557
HCRA Program Account (incl. GME)	1,163	1,177	1,231
Hospital Indigent Care	841	841	841
Elderly Prescription Insurance Coverage	542	586	586
Child Health Plus	335	354	354
Public Health Programs	160	133	133
Mental Health Programs	93	92	92
All Other	122	233	269
Excess/(Deficiency) of Receipts over Disbursements	(892)	(1,128)	(958)

Closing Balance (1)	708	(420)	(1,378)

(1)	Prior to required spending reductions.

•	The HCRA Fund for 2006-07 is balanced on a budgetary (cash) basis of accounting, with over $700 million projected to be available at year end for use in 2007-08. The current statutory authorization for HCRA expires on June 30, 2007.

•	Since the July Update Financial Plan, the 2006-07 operational forecast has improved by nearly $200 million reflecting a combination of higher receipts and lower projected spending.

•	Cumulative outyear operating gaps have decreased to roughly$400 million (from $900 million) in 2007-08 and $1.4 billion (from $2.2 billion) in 2008-09. These decreases are primarily due to an upwards revision of estimated receipts, partially offset by a slight increase in spending.

•	HCRA is now fully on budget. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. These spending reductions could potentially impact core HCRA programs and the fiscal status of the General Fund. The reauthorizations of HCRA in prior years restored HCRA’s solvency without the need for automatic spending reductions.

The table below summarizes the impact of changes since the July Update Financial Plan on the three-year operating forecast for the HCRA Financial Plan.

Changes to HCRA Operating Forecast for 2006-07 Through 2008-09

Savings/(Costs)

(millions of dollars)

	2006-07	2007-08	2008-09
Opening Fund Balance	1,600	708	(420)
First Quarter Operational Surplus/(Gap)	(1,086)	(1,368)	(1,381)
Family Health Plus	80	76	50
Elderly Prescription Insurance Coverage	40	40	40
Child Health Plus	30	30	30
Interest Earnings	27	1	(5)
Surcharges	15	162	298
Hospital Assessment (1%)	7	26	43
Workforce Recruitment and Retention	4	1	1
Medicaid Pharmacy Costs	0	0	100
Healthy NY	(5)	(68)	(107)
All Other	(4)	(28)	(27)
Total Revenue and Spending Changes	194	240	423
Current Budget Operational Surplus/(Gap)	(892)	(1,128)	(958)
Closing Balance (1)	708	(420)	(1,378)

(1)	Prior to required spending reductions.

The updated HCRA Financial Plan projects disbursements will exceed receipts by nearly $900 million in 2006-07, which will be financed by the significant fund balance available at the beginning of the fiscal year as a result of the receipt of $2.7 billion in health care conversion proceeds in 2005

06. All conversion proceeds are expected to be utilized by the end of 2008-09. The outyear operating gaps have declined since the July Update Financial Plan primarily due to an increase in estimated receipts and a reduction in 2008-09 in Medicaid pharmacy costs paid for by HCRA.

Below is a description of the revisions since the July Update Financial Plan.

•

Surcharges and the 1% assessment on hospital revenues have been revised upward based on current trends and a revised forecast. The increased projections are the result of a change in the forecasting model which is used to determine estimated collections.

•	Interest earnings in 2006-07 have been realized from the balance resulting from the receipt of $2.7 billion in health care conversion proceeds in 2005-06.

•	Elderly Pharmaceutical Insurance Coverage spending has been lowered based on current experience and accelerated enrollment in Medicare Part D.

•	Enrollment growth in the Child Health Plus program has been revised based on more recent experience with State share spending expected to decrease by 2.7%.

•	Based on current trends, a slight re-estimate is made for public workforce and recruitment grants.

•	HCRA financing of Medicaid pharmacy costs has been reduced in 2008-09 and is instead recognized in the General Fund.

•	Healthy NY spending is expected to increase as a result of upward enrollment trends of 30,000 to 40,000.

•	Family Health Plus re-estimate reflects lower enrollment projections.

•	Additional detail on HCRA quarterly receipts and disbursements is contained in the Financial Plan Tables.

STATUTORY DEBT LIMITATIONS

Debt Reform Act

The Debt Reform Act of 2000 imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes only and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that ultimately limit the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000.

The statute requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the updated Financial Plan. If the actual new State-supported debt outstanding and debt service costs are below the caps at this time, State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next cap calculation is made and debt is found to be within the applicable limitations.

For the 2005-06 fiscal year, the cumulative debt outstanding and debt service caps are 2.65% each. As shown in the table below, the actual level of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2006 the State has issued new debt resulting in $14.9 billion of debt outstanding applicable to the debt reform cap. This is $5.6 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $1.2 billion in 2005-06 – or roughly $1.6 billion below the statutory debt service limitation.

Debt Service Cap

(millions of dollars)

New Debt Outstanding	$14,871
Personal Income (CY 2005)	$771,568
Debt Outstanding (Percent of PI)	1.93%
Cap Imposed by Debt Reform Act	2.65%

New Debt Service	$1,247
Governmental Funds Receipts*	$107,027
Debt Service (Percent of Govt’l Fund Receipts)	1.16%
Cap Imposed by Debt Reform Act	2.65%

*	Excludes surplus amounts.

Current projections also estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the current capital plan period, as noted in the tables below. However, the estimates assume that in 2008-09 and beyond, new debt issuances return to more moderate levels of about $4 billion annually rather than levels projected in 2006-07 and 2007-08 (primarily driven by EXCEL and new economic development initiatives).

New Debt Service Costs

(millions of dollars)

	Year Personal Income*	Cap %	Actual/Recommended %	% (Above)/Below Cap
2000-01 (Actual)	655,583	0.75	0.38	0.37
2001-02 (Actual)	682,206	1.25	0.67	0.58
2002-03 (Actual)	684,070	1.65	1.21	0.44
2003-04 (Actual)	701,852	1.98	1.55	0.43
2004-05 (Actual)	737,039	2.32	1.73	0.59
2005-06 (Actual)	771,568	2.65	1.93	0.72
2006-07	817,575	2.98	2.29	0.70
2007-08	861,286	3.32	2.97	0.35
2008-09	904,281	3.65	3.23	0.42
2009-10	949,231	3.98	3.40	0.59
2010-11	998,387	4.00	3.50	0.50

New Debt Outstanding

(millions of dollars)

	Year All Funds Receipts*	Cap %	Actual/Recommended %	% (Above)/Below Cap
2000-01 (Actual)	83,527	0.75	0.09	0.66
2001-02 (Actual)	84,312	1.25	0.36	0.89
2002-03 (Actual)	88,274	1.65	0.53	1.12
2003-04 (Actual)	99,698	1.98	0.84	1.14
2004-05 (Actual)	101,381	2.32	1.07	1.25
2005-06 (Actual)	107,027	2.65	1.16	1.49
2006-07	112,517	2.98	1.33	1.65
2007-08	115,895	3.32	1.70	1.62
2008-09	120,840	3.65	2.15	1.50
2009-10	124,367	3.98	2.44	1.55
2010-11	127,726	4.32	2.74	1.58

*	Note: Pursuant to statutory requirements, personal income and All Funds Receipts are not adjusted subsequent to their actual calculation date under the Debt Reform Act of 2000

DEBT/CAPITAL UPDATE

CAPITAL AND DEBT SUMMARY

The updated Financial Plan reflects revised estimates of bond-financed capital authorizations. The most significant changes from the July Update Financial Plan are for the EXCEL and AMD programs. EXCEL is now expected to result in roughly $800 million of State issuances in 2006-07 and $1.8 billion in 2007-08. The change is consistent with revised spending patterns for the EXCEL program received from New York City. The delay of the $650 million for the AMD project to 2007-08 is also consistent with revised spending patterns.

The other revisions are based primarily on year-to-date results.

Revisions to All Funds Capital Projects Spending Forecast

July Update to Mid-Year Update — Increases/(Decreases)

(millions of dollars)

	2006-07	2007-08	2008-09	2009-10	2010-11
2006-07 July Update Estimate	$9,650	$9,589	$8,669	$8,049	$7,727
EXCEL	$(1,050)	$1,050	$0	$0	$0
AMD	$(650)	$650	$0	$0	$0
Transportation	$(50)	$1	$21	$13	$27
Housing Grants	$(28)	$28	$0	$0	$0
CUNY	$(50)	$(90)	$(90)	$0	$40
SUNY	$0	$20	$23	$(22)	$(75)
All Other	$(32)	$8	$89	$177	$67
2006-07 Mid-year Estimate	$7,790	$11,256	$8,712	$8,217	$7,786
$ Change	(1,860)	1,667	43	168	59

The following tables summarize the net impact of these changes on State debt. The adjustments to debt outstanding, debt issuances and debt service costs detailed below are consistent with the capital spending changes noted in the previous chart. In addition, the changes in debt reflect revisions based on more recent information regarding the amount and timing of bond sales, and the savings associated with the use of $250 million from the Debt Reduction Reserve Fund to pay down existing high cost debt.

Revisions to Projected State-Related Debt Outstanding

July Update to Mid-Year Update — Increases/(Decreases)

(millions of dollars)

	2006-07	2007-08	2008-09	2009-10	2010-11
2006-07 July Update Estimate	50,954	54,171	56,308	57,411	58,251
Use of Reserves to Defease High-Cost Debt	(243)	(243)	(243)	(243)	(243)
EXCEL Sale Delays	(1,071)	31	34	37	40
AMD Sale Delays	(663)	50	54	58	62
Other Economic Development Sale Timing	(88)	5	5	5	6
All Other Reestimates	(57)	(4)	(111)	(79)	(87)
2006-07 Mid-year Estimate	48,832	54,010	56,047	57,189	58,029
$ Change	(2,122)	(161)	(261)	(222)	(222)

Revisions to Projected State-Related Debt Issuances

July Update to Mid-Year Update – Increases/(Decreases)

(millions of dollars)

	2006-07	2007-08	2008-09	2009-10	2010-11
2006-07 July Update Estimate	6,417	5,925	4,989	4,325	4,175

EXCEL Sale Delays	(1,071)	1,071	0	0	0
AMD Sale Delays	(663)	663	0	0	0
Other Economic Development Sale Timing	(88)	88	0	0	0
All Other Reestimates	(36)	52	(107)	32	(6)

2006-07 Mid-year Estimate	4,559	7,799	4,882	4,357	4,169
$ Change	(1,858)	1,874	(107)	32	(6)

Revisions to Projected State-Related Debt Service/Use of Debt Reduction Reserve

July Update to Mid-Year Update – Increases/(Decreases)

(millions of dollars)

	2006-07	2007-08	2008-09	2009-10	2010-11
2006-07 July Update Estimate	4,700	5,338	5,830	6,254	6,761
Use of Reserves to Defease High-Cost Debt	250	0	0	0	0
Debt Service Savings from Defeasance	(1)	(14)	(14)	(14)	(14)
EXCEL Sale Delays	0	(75)	3	3.3
AMD Sale Delays	0	(83)	2	2	2
Other Economic Development Sale Timing	0	(10)	1	0	0
All Other Reestimates	(45)	(7)	(6)	(11)	(7)
2006-07 Mid-year Estimate	4,904	5,149	5,816	6,234	6,745
$ Change	204	(189)	(14)	(20)	(16)

DEBT AFFORDABILITY

State debt levels and costs, while higher, continue to remain affordable based on a variety of debt measures commonly used by the financial community. Projections from 2005-06 to 2010-11 reflect a roughly 4% average annual increase in debt levels and a roughly 5% annual average increase in statewide personal Income.

Beginning in 2006-07, debt service costs are projected to increase by an average of 8.3% annually, while All Funds receipts are projected to grow by 3.2% annually. The greater debt service costs primarily reflect increased costs for the Dedicated Highway and Bridge Trust Fund, the new EXCEL school construction initiative, the expanding SUNY and CUNY capital programs, and economic development initiatives like AMD.

The level of projects financed with cash from both State and Federal sources (i.e., PAYGO) is expected to average roughly 40% for the five years.

Debt Outstanding

The State’s debt levels are the result of three factors: (i) the amount of debt issued in prior years, (ii) the amount of capital spending that will be financed with new debt during the forecast period, and (iii) the amount of debt that is planned to be retired (paid off) during the forecast period.

There was $49 billion of State-related debt in 2006-07 that consisted of debt issued for each of the major programmatic areas listed in the table below. The debt of the Local Government Assistance Corporation (LGAC), issued to eliminate seasonal borrowing) and Tobacco bonds (issued to stabilize finances after September 11th) are not allocable to any specific functional area since they served a statewide purpose.

Debt Outstanding by Function

$49 Billion Projected at March 31, 2007

Tobacco	8%
Other	3%
Economic Development & Housing	7%
Higher Education	20%
Health & MH	9%
LGAC	8%
Corrections & State Facilities	11%
EXCEL Program	2%
Environment	6%
Transportation	26%

Debt Service

The following table provides a summary of the major debt service costs by function. Significant bond-financed capital investments, primarily for transportation, education, corrections, economic development, mental hygiene facilities, and the environment, drive more than 80% of the State’s debt service costs.

2006-07 Debt Service by Function $4.9 Billion

Tobacco	9%
DRRF & Other	8%
Ec Devel & Hsg	8%
Higher Education	19%
Environment	8%
Health & MH	7%
LGAC	7%
Corrections & State Facilities	11%
Transportation	23%

CASH FINANCIAL PLAN GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals	2006-07 Mid-Year	Annual Change
Opening fund balance	2,546	3,257	711
Receipts:
Taxes:
Personal income tax	20,700	22,836	2,136
User taxes and fees	8,639	8,216	(423)
Business taxes	5,084	5,899	815
Other taxes	882	924	42
Miscellaneous receipts	2,028	2,910	882
Federal Grants	0	180	180
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,500	7,048	548
Sales tax in excess of LGAC debt service	2,295	2,164	(131)
Real estate taxes in excess of CW/CA debt service	715	583	(132)
All other	363	402	39
Total receipts	47,206	51,162	3,956
Disbursements:
Grants to local governments	31,287	34,386	3,099
State operations	8,160	9,477	1,317
General State charges	3,975	4,363	388
Transfers to other funds:
Debt service	1,710	1,764	54
Capital projects	286	224	(62)
Other purposes	1,077	1,085	8
Total disbursements	46,495	51,299	4,804
Change in fund balance	711	(137)	(848)
Closing fund balance	3,257	3,120	(137)
Reserves
Statutory Rainy Day Reserve Fund	944	1,025	81
Contingency Reserve Fund	21	21	0
Spending Stabilization Reserve	2,041	787	(1,254)
2006-07 Surplus (After deposit to Rainy Day Reserve)	0	1,011	1,011
Community Projects Fund	251	276	25

Source: NYS DOB

CURRENT STATE RECEIPTS GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals	2006-2007 Mid-Year	Annual Change
Personal income tax	20,700	22,836	2,136
User taxes and fees:	8,639	8,216	(423)
Sales and use tax	7,978	7,567	(411)
Cigarette and tobacco taxes	403	402	(1)
Motor vehicle fees	24	0	(24)
Alcoholic beverages taxes	192	191	(1)
Alcoholic beverage control license fees	42	56	14
Business taxes:	5,084	5,899	815
Corporation franchise tax	2,665	3,477	812
Corporation and utilities tax	591	593	2
Insurance taxes	987	1,083	96
Bank tax	841	746	(95)
Other taxes:	882	924	42
Estate tax	855	912	57
Gift tax	2	(11)	(13)
Real property gains tax	1	1	0
Pari-mutuel taxes	23	21	(2)
Other taxes	1	1	0
Total Taxes	35,305	37,875	2,570
Miscellaneous receipts	2,028	2,910	882
Federal grants	0	180	180
Total	37,333	40,965	3,632

Source: NYS DOB

GENERAL FUND PERSONAL INCOME TAX COMPONENTS

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals	2006-2007 Mid-Year	Annual Change
Withholdings	24,761	26,410	1,649
Estimated Payments	9,158	10,452	1,294
Final Payments	1,849	2,100	251
Delinquencies	776	824	48
Gross Collections	36,544	39,786	3,242
State/City Offset	(466)	(440)	26
Refunds	(5,265)	(4,856)	409
Reported Tax Collections	30,813	34,490	3,677
STAR	(3,213)	(4,041)	(828)
RBTF	(6,900)	(7,613)	(713)
General Fund	20,700	22,836	2,136

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND

2006-2007

(millions of dollars)

	July Update	Change	Mid-Year
Opening fund balance	3,257	0	3,257
Receipts :
Taxes:
Personal income tax	22,611	225	22,836
User taxes and fees	8,247	(31)	8,216
Business taxes	5,479	420	5,899
Other taxes	924	0	924
Miscellaneous receipts	2,435	475	2,910
Federal Grants	180	0	180
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,971	77	7,048
Sales tax in excess of LGAC debt service	2,179	(15)	2,164
Real estate taxes in excess of CW/CA debt service	583	0	583
All other	396	6	402
Total receipts	50,005	1,157	51,162
Disbursements:
Grants to local governments	34,278	108	34,386
State operations	9,503	(26)	9,477
General State charges	4,401	(38)	4,363
Transfers to other funds:
Debt service	1,760	4	1,764
Capital projects	225	(1)	224
Other purposes	817	268	1,085
Total disbursements	50,984	315	51,299
Change in fund balance	(979)	842	(137)
Closing fund balance	2,278	842	3,120
Reserves
Statutory Rainy Day Reserve Fund	944	81	1,025
Contingency Reserve Fund	21	0	21
Spending Stabilization Reserve	787	0	787
2006-07 Surplus (After deposit to Rainy Day Reserve)	0	1,011	1,011
Community Projects Fund	276	0	276
Debt Reduction Reserve	250	(250)	0

Source: NYS DOB

CURRENT STATE RECEIPTS GENERAL FUND

2006-2007

(millions of dollars)

	July Update	Change	Mid-Year
Personal income tax	22,611	225	22,836
User taxes and fees:	8,247	(31)	8,216
Sales and use tax	7,610	(43)	7,567
Cigarette and tobacco taxes	402	0	402
Alcoholic beverages taxes	191	0	191
Alcoholic beverage control license fees	44	12	56
Business taxes:	5,479	420	5,899
Corporation franchise tax	3,057	420	3,477
Corporation and utilities tax	593	0	593
Insurance taxes	1,083	0	1,083
Bank tax	746	0	746
Other taxes:	924	0	924
Estate tax	900	12	912
Gift tax	1	(12)	(11)
Real property gains tax	1	0	1
Pari-mutuel taxes	21	0	21
Other taxes	1	0	1
Total Taxes	37,261	614	37,875
Miscellaneous receipts	2,435	475	2,910
Federal grants	180	0	180
Total	39,876	1,089	40,965

Source: NYS DOB

GENERAL FUND PERSONAL INCOME TAX COMPONENTS

2006-2007

(millions of dollars)

	July Update	Change	Mid-Year
Withholdings	26,410	0	26,410
Estimated Payments	10,152	300	10,452
Final Payments	2,100	0	2,100
Delinquencies	824	0	824
Gross Collections	39,486	300	39,786
State/City Offset	(440)	0	(440)
Refunds	(4,856)	0	(4,856)
Reported Tax Collections	34,190	300	34,490
STAR	(4,041)	0	(4,041)
RBTF	(7,538)	(75)	(7,613)
General Fund	22,611	225	22,836

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND*

2007-2008

(millions of dollars)

	July Update	Change	Mid-Year
Receipts:
Taxes:
Personal income tax	23,547	412	23,959
User taxes and fees	8,573	(48)	8,525
Business taxes	5,591	(248)	5,343
Other taxes	994	0	994
Miscellaneous receipts	2,182	2	2,184
Federal Grants	60	0	60
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,822	307	7,129
Sales tax in excess of LGAC debt service	2,276	(17)	2,259
Real estate taxes in excess of CW/CA debt service	510	0	510
All other	187	16	203
Total receipts	50,742	424	51,166
Disbursements:
Grants to local governments	37,527	7	37,534
State operations	9,663	68	9,731
General State charges	4,717	(116)	4,601
Transfers to other funds:
Debt service	1,768	(13)	1,755
Capital projects	248	2	250
Other purposes	697	15	712
Total disbursements	54,620	(37)	54,583
Deposit to/(use of) Community Projects Fund	75	0	75
Deposit to/(use of) Spending Stabilization Reserve Fund	(787)	0	(787)
Deposit to/(use of) 2006-07 Surplus	0	(256)	(256)
Margin	(3,166)	717	(2,449)

CASH FINANCIAL PLAN GENERAL FUND*

2008-2009

(millions of dollars)

	July Update	Change	Mid-Year
Receipts:
Taxes:
Personal income tax	24,884	412	25,296
User taxes and fees	8,877	(56)	8,821
Business taxes	5,714	(231)	5,483
Other taxes	1,054	0	1,054
Miscellaneous receipts	1,971	79	2,050
Federal Grants	60	0	60
Transfers from other funds:
PIT in excess of Revenue Bond debt service	6,966	134	7,100
Sales tax in excess of LGAC debt service	2,375	(20)	2,355
Real estate taxes in excess of CW/CA debt service	512	0	512
All other	191	53	244
Total receipts	52,604	371	52,975
Disbursements:
Grants to local governments	40,491	(506)	39,985
State operations	9,923	93	10,016
General State charges	4,999	(71)	4,928
Transfers to other funds:
Debt service	1,749	(17)	1,732
Capital projects	284	157	441
Other purposes	713	51	764
Total disbursements	58,159	(293)	57,866
Deposit to/(use of) Community Projects Fund	(150)	0	(150)
Deposit to/(use of) 2006-07 Surplus	0	(255)	(255)
Margin	(5,405)	919	(4,486)

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND

2006-2007 through 2008-2009

(millions of dollars)

	2006-2007 Mid-Year	2007-2008 Estimated	2008-2009 Estimated
Receipts:
Taxes:
Personal income tax	22,836	23,959	25,296
User taxes and fees	8,216	8,525	8,821
Business taxes	5,899	5,343	5,483
Other taxes	924	994	1,054
Miscellaneous receipts	2,910	2,184	2,050
Federal Grants	180	60	60
Transfers from other funds:
PIT in excess of Revenue Bond debt service	7,048	7,129	7,100
Sales tax in excess of LGAC debt service	2,164	2,259	2,355
Real estate taxes in excess of CW/CA debt service	583	510	512
All other 402 203 244
Total receipts	51,162	51,166	52,975
Disbursements:
Grants to local governments	34,386	37,534	39,985
State operations	9,477	9,731	10,016
General State charges	4,363	4,601	4,928
Transfers to other funds:
Debt service	1,764	1,755	1,732
Capital projects	224	250	441
Other purposes	1,085	712	764
Total disbursements	51,299	54,583	57,866
Deposit to/(use of) Community Projects Fund	25	75	(150)
Deposit to/(use of) Tax Stabilization Reserve	81	0	0
Deposit to/(use of) Spending Stabilization Reserve Fund	(1,254)	(787)	0
Deposit to/(use of) 2006-07 Surplus ($500 million maintained in reserve)	1,011	(256)	(255)
Margin	0	(2,449)	(4,486)

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2006-2007

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	3,747	(406)	221	6,819
Receipts:
Taxes	37,875	7,096	2,027	10,836	57,834
Miscellaneous receipts	2,910	12,599	2,507	664	18,680
Federal grants	180	0	0	0	180
Total receipts	40,965	19,695	4,534	11,500	76,694
Disbursements:
Grants to local governments	34,386	15,442	849	0	50,677
State operations	9,477	5,325	0	65	14,867
General State charges	4,363	586	0	0	4,949
Debt service	0	0	0	4,309	4,309
Capital projects	0	2	3,261	0	3,263
Total disbursements	48,226	21,355	4,110	4,374	78,065
Other financing sources (uses):
Transfers from other funds	10,197	1,266	346	5,624	17,433
Transfers to other funds	(3,073)	(493)	(806)	(12,728)	(17,100)
Bond and note proceeds	0	0	227	0	227
Net other financing sources (uses)	7,124	773	(233)	(7,104)	560
Change in fund balance	(137)	(887)	191	22	(811)
Closing fund balance	3,120	2,860	(215)	243	6,008

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2005-2006 and 2006-2007

(millions of dollars)

	2005-06 Actuals	1st Quarter	Mid-Year	Mid-Year vs. Actuals	Mid-Year vs. 1st Quarter
Opening fund balance	4,530	6,819	6,819	2,289	0
Receipts:
Taxes	53,578	57,065	57,834	4,256	769
Miscellaneous receipts	18,148	18,151	18,680	532	529
Federal grants	2	180	180	178	0
Total receipts	71,728	75,396	76,694	4,966	1,298
Disbursements:
Grants to local governments	44,971	50,821	50,677	5,706	(144)
State operations	13,344	14,883	14,867	1,523	(16)
General State charges	4,521	4,988	4,949	428	(39)
Debt service	3,701	4,087	4,309	608	222
Capital projects	3,186	3,302	3,263	77	(39)
Total disbursements	69,723	78,081	78,065	8,342	(16)
Other financing sources (uses):
Transfers from other funds	16,774	17,123	17,433	659	310
Transfers to other funds	(16,649)	(16,847)	(17,100)	(451)	(253)
Bond and note proceeds	159	236	227	68	(9)
Net other financing sources (uses)	284	512	560	276	48
Change in fund balance	2,289	(2,173)	(811)	(3,100)	1,362
Closing fund balance	6,819	4,646	6,008	(811)	1,362

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,860	(215)	243	2,888

Receipts:
Taxes	38,821	6,689	2,132	11,255	58,897
Miscellaneous receipts	2,184	13,095	3,412	671	19,362
Federal grants	60	0	0	0	60
Total receipts	41,065	19,784	5,544	11,926	78,319

Disbursements:
Grants to local governments	37,534	15,134	826	0	53,494
State operations	9,731	5,575	0	66	15,372
General State charges	4,601	606	0	0	5,207
Debt service	0	0	0	4,532	4,532
Capital projects	0	2	4,612	0	4,614
Total disbursements	51,866	21,317	5,438	4,598	83,219

Other financing sources (uses):
Transfers from other funds	10,101	1,131	460	5,545	17,237
Transfers to other funds	(2,717)	(410)	(915)	(12,841)	(16,883)
Bond and note proceeds	0	0	403	0	403
Net other financing sources (uses)	7,384	721	(52)	(7,296)	757

Deposit to/(use of) Community Projects Fund	75	0	0	0	75

Deposit to/(use of) Spending Stabilization Reserve Fund	(787)	0	0	0	(787)
Deposit to/(use of) 2006-07 Surplus	(256)	0	0	0	(256)

Change in fund balance	(2,449)	(812)	54	32	(3,175)
Closing fund balance	(2,449)	2,048	(161)	275	(287)

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS

2008-2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,048	(161)	275	2,162

Receipts:
Taxes	40,654	6,924	2,176	11,800	61,554
Miscellaneous receipts	2,050	14,072	3,195	680	19,997
Federal grants	60	0	0	0	60
Total receipts	42,764	20,996	5,371	12,480	81,611

Disbursements:
Grants to local governments	39,985	15,921	791	0	56,697
State operations	10,016	5,519	0	66	15,601
General State charges	4,928	617	0	0	5,545
Debt service	0	0	0	5,140	5,140
Capital projects	0	2	4,736	0	4,738
Total disbursements	54,929	22,059	5,527	5,206	87,721

Other financing sources (uses):
Transfers from other funds	10,211	1,189	682	5,716	17,798
Transfers to other funds	(2,937)	(495)	(1,025)	(12,966)	(17,423)
Bond and note proceeds	0	0	545	0	545
Net other financing sources (uses)	7,274	694	202	(7,250)	920

Deposit to/(use of) Community Projects Fund	(150)	0	0	0	(150)

Deposit to/(use of) 2006-07 Surplus	(255)	0	0	0	(255)

Change in fund balance	(4,486)	(369)	46	24	(4,785)

Closing fund balance	(4,486)	1,679	(115)	299	(2,623)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2006-2007

(millions of dollars)

	Fund General	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	4,194	(604)	221	7,068

Receipts:
Taxes	37,875	7,096	2,027	10,836	57,834
Miscellaneous receipts	2,910	12,757	2,507	664	18,838
Federal grants	180	34,278	1,747	0	36,205
Total receipts	40,965	54,131	6,281	11,500	112,877

Disbursements:
Grants to local governments	34,386	46,292	987	0	81,665
State operations	9,477	8,439	0	65	17,981
General State charges	4,363	822	0	0	5,185
Debt service	0	0	0	4,309	4,309
Capital projects	0	2	4,906	0	4,908
Total disbursements	48,226	55,555	5,893	4,374	114,048

Other financing sources (uses):
Transfers from other funds	10,197	3,639	346	5,624	19,806
Transfers to other funds	(3,073)	(3,217)	(819)	(12,728)	(19,837)
Bond and note proceeds	0	0	227	0	227
Net other financing sources (uses)	7,124	422	(246)	(7,104)	196

Change in fund balance	(137)	(1,002)	142	22	(975)

Closing fund balance	3,120	3,192	(462)	243	6,093

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2005-2006 and 2006-2007

(millions of dollars)

	2005-06 Actuals	First Quarter	Mid-Year	Mid-Year vs. Actuals	Mid-Year vs. First Quarter
Opening fund balance	4,281	7,068	7,068	2,787	0

Receipts:
Taxes	53,578	57,065	57,834	4,256	769
Miscellaneous receipts	18,320	18,295	18,838	518	543
Federal grants	35,129	35,854	36,205	1,076	351
Total receipts	107,027	111,214	112,877	5,850	1,663

Disbursements:
Grants to local governments	75,036	81,321	81,665	6,629	344
State operations	16,435	18,029	17,981	1,546	(48)
General State charges	4,735	5,229	5,185	450	(44)
Debt service	3,701	4,087	4,309	608	222
Capital projects	4,434	4,941	4,908	474	(33)
Total disbursements	104,341	113,607	114,048	9,707	441

Other financing sources (uses):
Transfers from other funds	19,176	19,500	19,806	630	306
Transfers to other funds	(19,234)	(19,581)	(19,837)	(603)	(256)
Bond and note proceeds	159	236	227	68	(9)
Net other financing sources (uses)	101	155	196	95	41

Change in fund balance	2,787	(2,238)	(975)	(3,762)	1,263

Closing fund balance	7,068	4,830	6,093	(975)	1,263

Source: NYS DOB

CURRENT STATE RECEIPTS ALL GOVERNMENTAL FUNDS

(millions of dollars)

2005-2006 and 2006-2007

	2005-2006 Actuals	2006-2007 July Update	2006-2007 Mid-Year	Mid-Year vs. Actuals	Mid-Year vs. July Update
Personal income tax	30,813	34,190	34,490	3,677	300

User taxes and fees	13,857	13,624	13,575	(282)	(49)
Sales and use taxes	11,196	10,847	10,782	(414)	(65)
Cigarette and tobacco taxes	974	964	964	(10)	0
Motor fuel tax	531	520	521	(10)	1
Motor vehicle fees	720	854	854	134	0
Highway use tax	160	159	161	1	2
Alcoholic beverage taxes	192	191	191	(1)	0
Alcoholic beverage control license fees	42	44	57	15	13
Auto rental tax	42	45	45	3	0
Business taxes	7,088	7,477	7,995	907	518

Corporation franchise tax	3,053	3,457	4,007	954	550
Corporation and utilities taxes	832	791	791	(41)	0
Insurance taxes	1,083	1,186	1,191	108	5
Bank tax	974	876	881	(93)	5
Petroleum business taxes	1,146	1,167	1,125	(21)	(42)
Other taxes	1,820	1,774	1,774	(46)	0

Estate tax	855	900	912	57	12
Gift tax	2	1	(11)	(13)	(12)
Real property gains tax	1	1	1	0	0
Real estate transfer tax	938	850	850	(88)	0
Pari-mutuel taxes	23	21	21	(2)	0
Other taxes	1	1	1	0	0
Total taxes	53,578	57,065	57,834	4,256	769
Miscellaneous receipts	18,320	18,295	18,838	518	543

Federal grants	35,129	35,854	36,205	1,076	351

Total	107,027	111,214	112,877	5,850	1,663

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2007-2008

(millions of dollars)

	Fund General	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	3,192	(462)	243	2,973

Receipts:
Taxes	38,821	6,689	2,132	11,255	58,897
Miscellaneous receipts	2,184	13,241	3,412	671	19,508
Federal grants	60	35,749	1,924	0	37,733
Total receipts	41,065	55,679	7,468	11,926	116,138

Disbursements:
Grants to local governments	37,534	47,311	992	0	85,837
State operations	9,731	8,721	0	66	18,518
General State charges	4,601	848	0	0	5,449
Debt service	0	0	0	4,532	4,532
Capital projects	0	3	6,349	0	6,352
Total disbursements	51,866	56,883	7,341	4,598	120,688

Other financing sources (uses):
Transfers from other funds	10,101	3,497	460	5,545	19,603
Transfers to other funds	(2,717)	(3,130)	(928)	(12,841)	(19,616)
Bond and note proceeds	0	0	403	0	403
Net other financing sources (uses)	7,384	367	(65)	(7,296)	390

Deposit to/(use of) Community Projects Fund	75	0	0	0	75

Deposit to/(use of) Spending Stabilization Reserve Fund	(787)	0	0	0	(787)

Deposit to/(use of) 2006-07 Surplus	(256)	0	0	0	(256)

Change in fund balance	(2,449)	(837)	62	32	(3,192)

Closing fund balance	(2,449)	2,355	(400)	275	(219)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2008-2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,355	(400)	275	2,230

Receipts:
Taxes	40,654	6,924	2,176	11,800	61,554
Miscellaneous receipts	2,050	14,220	3,195	680	20,145
Federal grants	60	37,569	1,794	0	39,423
Total receipts	42,764	58,713	7,165	12,480	121,122

Disbursements:
Grants to local governments	39,985	49,564	957	0	90,506
State operations	10,016	8,756	0	66	18,838
General State charges	4,928	867	0	0	5,795
Debt service	0	0	0	5,140	5,140
Capital projects	0	3	6,343	0	6,346
Total disbursements	54,929	59,190	7,300	5,206	126,625

Other financing sources (uses):
Transfers from other funds	10,211	3,604	682	5,716	20,213
Transfers to other funds	(2,937)	(3,305)	(1,038)	(12,966)	(20,246)
Bond and note proceeds	0	0	545	0	545
Net other financing sources (uses)	7,274	299	189	(7,250)	512

Deposit to/(use of) Community Projects Fund	(150)	0	0	0	(150)

Deposit to/(use of) 2006-07 Surplus	(255)	0	0	0	(255)

Change in fund balance	(4,486)	(178)	54	24	(4,586)

Closing fund balance	(4,486)	2,177	(346)	299	(2,356)

Source: NYS DOB

CASHFLOW GENERAL FUND

(dollars in millions)

2006-2007

	2006 April Actual	May Actual	June Actual	July Actual	August Actual	September Actual	October Projected	November Projected	December Projected	2007 January Projected	February Projected	March Projected	Total
OPENING BALANCE	3,257	7,517	3,730	4,486	4,957	3,944	4,734	4,170	2,202	2,023	6,872	7,248	3,257

RECEIPTS:
Personal Income Tax	4,170	689	2,393	1,340	1,537	1,943	785	348	1,816	4,476	1,936	1,403	22,836
User Taxes and Fees	600	597	843	653	607	852	603	603	810	727	552	769	8,216
Business Taxes	325	83	1,002	120	76	1,091	499	25	1,039	117	79	1,443	5,899
Other Taxes	104	80	112	119	70	61	96	56	56	56	56	58	924
Total Taxes	5,199	1,449	4,350	2,232	2,290	3,947	1,983	1,032	3,721	5,376	2,623	3,673	37,875
Miscellaneous Receipts	167	121	279	117	110	187	180	400	245	185	239	680	2,910
Federal Grants	0	0	112	0	0	0	15	1	25	1	1	25	180
PIT in excess of Revenue Bond Debt Service	1,388	199	803	445	386	673	248	57	493	1,491	244	621	7,048
Sales Tax in Excess of LGAC Debt Service	163	53	385	187	187	189	182	182	250	222	2	162	2,164
Real Estate Taxes in Excess of CW/CA Debt Service	92	72	57	53	64	0	41	41	41	41	41	40	583
All Other	1	0	63	30	9	10	10	6	10	0	56	207	402
Total Transfers from Other Funds	1,644	324	1,308	715	646	872	481	286	794	1,754	343	1,030	10,197
TOTAL RECEIPTS	7,010	1,894	6,049	3,064	3,046	5,006	2,659	1,719	4,785	7,316	3,206	5,408	51,162

DISBURSEMENTS:
School Aid	135	1,948	1,567	128	393	1,302	503	700	1,177	339	574	5,820	14,586
Medicaid	916	1,195	820	626	1,117	493	386	922	787	359	516	554	8,691
Welfare	77	203	59	75	142	173	31	157	177	37	126	(7)	1,250
All Other	201	615	723	590	936	812	695	461	1,360	681	779	2,006	9,859
Total Local Assistance Grants	8,373	34,386	1,329	3,961	3,169	1,419	2,588	2,780	1,615	2,240	3,501	1,416	1,995
Personal Service	595	766	531	587	856	561	591	712	422	398	313	454	6,786
Non-Personal Service	177	234	239	183	233	195	195	202	221	229	243	340	2,691
Total State Operations	772	1,000	770	770	1,089	756	786	914	643	627	556	794	9,477
General State Charges	296	443	1,193	228	230	273	411	273	256	327	145	288	4,363
Debt Service	205	122	186	60	48	316	44	171	395	7	25	185	1,764
Capital Projects	26	124	(64)	37	57	17	87	10	106	20	90	(286)	224
Other Purposes	122	31	39	79	47	74	280	79	63	70	19	182	1,085
Total Transfers to Other Funds	353	277	161	176	152	407	411	260	564	97	134	81	3,073
TOTAL DISBURSEMENTS	2,750	5,681	5,293	2,593	4,059	4,216	3,223	3,687	4,964	2,467	2,830	9,536	51,299

Excess/(Deficiency) of Receipts over Disbursements	4,260	(3,787)	756	471	(1,013)	790	(564)	(1,968)	(179)	4,849	376	(4,128)	(137)

CLOSING BALANCE	7,517	3,730	4,486	4,957	3,944	4,734	4,170	2,202	2,023	6,872	7,248	3,120	3,120
Source: NYS DOB

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals	2006-2007 Mid-Year	Annual Change
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of	85,309	113,377	28,068
Alcoholic Beverage Control	10,286	12,076	1,790
Banking Department	56,278	59,783	3,505
Consumer Protection Board	2,622	3,003	381
Economic Development, Department of	440,376	365,676	(74,700)
Empire State Development Corporation	47,699	180,933	133,234
Energy Research and Development Authority	26,151	33,356	7,205
Housing and Community Renewal, Division of	259,534	282,508	22,974
Insurance Department	124,142	152,644	28,502
Olympic Regional Development Authority	8,550	13,886	5,336
Public Service, Department of	50,453	54,214	3,761
Science, Technology and Academic Research, Office of	61,088	71,078	9,990
Functional Total	1,172,488	1,342,534	170,046

PARKS AND THE ENVIRONMENT
Adirondack Park Agency	4,398	4,928 530
Environmental Conservation, Department of	816,046	892,927	76,881
Environmental Facilities Corporation	8,034	14,258	6,224
Parks, Recreation and Historic Preservation, Office of	248,329	288,297	39,968
Functional Total	1,076,807	1,200,410	123,603

TRANSPORTATION
Motor Vehicles, Department of	238,186	274,160	35,974
Thruway Authority	1,671	1,787	116
Metropolitan Transportation Authority	38,078	38,050	(28)
Transportation, Department of	5,640,342	5,937,768	297,426
Functional Total	5,918,277	6,251,765	333,488

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of	18	0	(18)
Aging, Office for the	185,516	210,606	25,090
Children and Family Services, Office of	3,196,915	2,917,185	(279,730)
Health, Department of	35,205,297	37,347,221	2,141,924
Medical Assistance	30,209,572	31,780,313	1,570,741
Medicaid Administration	575,158	692,100	116,942
All Other	4,420,567	4,874,808	454,241
Human Rights, Division of	14,942	15,227	285
Labor, Department of	573,112	564,815	(8,297)
Medicaid Inspector General, Office of	1,049	47,901	46,852
Prevention of Domestic Violence, Office of	1,985	2,549	564
Temporary and Disability Assistance, Office of	4,391,625	4,848,790	457,165
Welfare Assistance	2,979,052	3,444,868	465,816
Welfare Administration	368,537	381,897	13,360
All Other	1,044,036	1,022,025	(22,011)
Welfare Inspector General, Office of	1,004	1,178	174
Workers’ Compensation Board	140,892	144,670	3,778
Functional Total	43,712,355	46,100,142	2,387,787

MENTAL HEALTH
Mental Health, Office of	2,319,598	2,423,765	104,167
Mental Hygiene, Department of	9,370	8,645	(725)
Mental Retardation and Developmental Disabilities, Office of	2,953,803	3,153,740	199,937
Alcohol and Substance Abuse Services, Office of	484,831	531,928	47,097
Developmental Disabilities Planning Council	4,081	3,648	(433)
Quality of Care for the Mentally Disabled, Commission on	12,770	14,524	1,754
Functional Total	5,784,453	6,136,250	351,797

PUBLIC PROTECTION
Capital Defenders Office	4,572	1,600	(2,972)
Correction, Commission of	2,515	2,607	92
Correctional Services, Department of	2,316,062	2,803,076	487,014
Crime Victims Board	55,565	62,016	6,451
Criminal Justice Services, Division of	193,336	327,877	134,541

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENTAL FUNDS

(thousands of dollars)

PUBLIC PROTECTION (continued)
Homeland Security	19,586	310,619	291,033
Investigation, Temporary State Commission of	3,586	3,934	348
Judicial Commissions	2,714	2,888	174
Military and Naval Affairs, Division of	209,562	362,820	153,258
Parole, Division of	193,231	200,605	7,374
Probation and Correctional Alternatives, Division of	72,254	73,708	1,454
State Police, Division of	598,904	638,848	39,944
Functional Total	3,671,887	4,790,598	1,118,711

EDUCATION
Arts, Council on the	42,825	52,125	9,300
City University of New York	797,286	1,375,085	577,799
Education, Department of	24,252,348	27,639,917	3,387,569
School Aid (includes EXCEL)	18,549,341	20,785,703	2,236,362
STAR Property Tax Relief	3,213,204	4,041,000	827,796
Handicapped	1,560,076	1,671,058	110,982
All Other	929,727	1,142,156	212,429
Higher Education Services Corporation	1,018,291	983,254	(35,037)
State University Construction Fund	10,013	12,077	2,064
State University of New York	5,073,769	5,611,049	537,280

Functional Total	31,194,532	35,673,507	4,478,975

GENERAL GOVERNMENT
Audit and Control, Department of	225,148	238,417	13,269
Budget, Division of the	37,423	69,562	32,139
Civil Service, Department of	26,391	24,051	(2,340)
Elections, State Board of	4,206	76,126	71,920
Employee Relations, Office of	3,579	3,843	264
Executive Chamber	13,937	15,480	1,543
General Services, Office of	260,359	258,367	(1,992)
Inspector General, Office of	5,336	6,369	1,033
Law, Department of	182,295	199,059	16,764
Lieutenant Governor, Office of the	348	485	137
Lottery, Division of	176,524	201,365	24,841
Racing and Wagering Board, State	13,093	19,133	6,040
Real Property Services, Office of	43,830	53,428	9,598
Regulatory Reform, Governor’s Office of	3,661	3,744	83
State Labor Relations Board	3,508	3,776	268
State, Department of	158,194	186,451	28,257
Tax Appeals, Division of	2,958	3,423	465
Taxation and Finance, Department of	341,429	358,381	16,952
Technology, Office for	21,018	20,018	(1,000)
TSC Lobbying	1,572	2,663	1,091
Veterans Affairs, Division of	13,599	15,084	1,485
Functional Total	1,538,408	1,759,225	220,817

ALL OTHER CATEGORIES
Legislature	210,051	213,863	3,812
Judiciary (excluding fringe benefits)	1,618,170	1,823,674	205,504
World Trade Center	38,003	32,550	(5,453)
Local Government Assistance	1,018,896	1,177,042	158,146
Long-Term Debt Service	3,701,385	4,309,190	607,805
General State Charges/Miscellaneous	4,702,942	5,134,620	431,678
Capital GAAP Adjustments (1)	(1,017,218)	(1,896,835)	(879,617)
Functional Total	10,272,229	10,794,104	521,875

TOTAL ALL GOVERNMENTAL FUNDS SPENDING	104,341,436	114,048,535	9,707,099

(1)

Reflects an accounting adjustment for certain capital spending that is not reported in actual cash spending results, but is reported in the State’s GAAP Financial Statements. This spending is related to programs which are financed directly from bond proceeds that are on deposit at various public authorities rather than from a short-term loan from Short-Term Investment Pool or cash from the General Fund, and has been included in the above agency totals and removed from net spending totals. The detailed amounts by agency are presented on the table entitled “Capital Off-Budget Spending”.

Source: NYS DOB

GAAP FINANCIAL PLAN GENERAL FUND

2005-2006 and 2006-2007

(millions of dollars)

	2005-2006 Actuals	2006-2007 Mid-Year	Change
Revenues:
Taxes:
Personal income tax	21,060	22,201	1,141
User taxes and fees	8,454	8,076	(378)
Business taxes	4,970	6,083	1,113
Other taxes	1,028	902	(126)
Miscellaneous revenues	5,579	6,003	424
Federal grants	0	180	180
Total revenues	41,091	43,445	2,354
Expenditures:
Grants to local governments	33,678	36,642	2,964
State operations	10,681	11,450	769
General State charges	3,962	3,656	(306)
Debt service	0	26	26
Capital projects	0	1	1
Total expenditures	48,321	51,775	3,454
Other financing sources (uses):
Transfers from other funds	13,993	12,894	(1,099)
Transfers to other funds	(5,381)	(5,698)	(317)
Proceeds from financing arrangements/advance refundings	254	347	93
Net other financing sources (uses)	8,866	7,543	(1,323)
Excess (deficiency) of revenues and other financing sources over expenditures and other financing uses	1,636	(787)	(2,423)
Accumulated Surplus/(Deficit)	2,182	1,395	(787)

Source: NYS DOB

GAAP FINANCIAL PLAN ALL GOVERNMENTAL FUNDS

2006-2007

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Revenues:
Taxes	37,262	7,060	2,028	10,857	57,207
Patient fees	0	0	0	326	326
Miscellaneous revenues	6,003	4,693	277	23	10,996
Federal grants	180	35,955	1,748	0	37,883
Total revenues	43,445	47,708	4,053	11,206	106,412
Expenditures:
Grants to local governments	36,642	43,290	987	0	80,919
State operations	11,450	1,713	0	65	13,228
General State charges	3,656	326	0	0	3,982
Debt service	26	0	0	3,484	3,510
Capital projects	1	2	4,541	0	4,544
Total expenditures	51,775	45,331	5,528	3,549	106,183
Other financing sources (uses):
Transfers from other funds	12,894	258	322	5,645	19,119
Transfers to other funds	(5,698)	(3,276)	(841)	(13,273)	(23,088)
Proceeds of general obligation bonds	0	0	227	0	227
Proceeds from financing arrangements/advance refundings	347	0	1,899	0	2,246
Net other financing sources (uses)	7,543	(3,018)	1,607	(7,628)	(1,496)
(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(787)	(641)	132	29	(1,267)

Source: NYS DOB

CASH FLOW HEALTH CARE REFORM ACT RESOURCES FUND

2006-2007

(millions of dollars)

	First Quarter (Actual)	Second Quarter (Actual)	Third Quarter (Projected)	Fourth Quarter (Projected)	Total (Projected)
Opening fund balance	1,600	2,041	1,541	954	1,600

Receipts:
Cigarette Taxes	148	155	126	134	563
Miscellaneous Receipts	773	770	727 3	1,643	3,91
Total receipts	921	925	853	1,777	4,476

Disbursements:
Medical Assistance Account	2	517	570	1,023	2,112
HCRA Program Account	169	320	253	421	1,163
Hospital Indigent Care Fund	110	243	285	203	841
Elderly Pharmaceutical Insurance Coverage (EPIC)	80	130	182	150	542
Child Health Plus (CHP)	70	136	67	62	335
Public Health	29	43	46	42	160
Mental Health	6	22	26	39	93
All Other	14	14	11	83	122
Total disbursements	480	1,425	1,440	2,023	5,368

Change in fund balance	441	(500)	(587)	(246)	(892)

Closing fund balance	2,041	1,541	954	708	708

Source: NYS DOB

Special Considerations

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the sections entitled “Risks to the Financial Plan” and “Litigation” in this AIS Update.

GAAP-Basis Results for Prior Fiscal Years

(Reprinted from August 4, 2006 Update to the AIS)

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. For information regarding the State’s accounting and financial reporting requirements, see the section in the AIS dated June 12, 2006 entitled “State Organization - Accounting, Financial Reporting and Budgeting.”

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us. The following table summarizes recent governmental funds results on a GAAP basis.

Comparison of Actual GAAP-Basis Operating Results

Surplus/(Deficit)

(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accum. General Fund Surplus/(Deficit)
March 31, 2006	1,636	3,128	(664)	(251)	3,849	2,182
March 31, 2005	827	833	361	89	2,110	546
March 31, 2004	3,039	(578)	173	603	3,237	(281)

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASB 34. GASB 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new section called management discussion and analysis (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets

(millions of dollars)

Fiscal Year Ended	Governmental Activities	Business- Type Activities	Total Primary Government
March 31, 2006	45,997	3,136	49,133
March 31, 2005	41,190	2,645	43,835
March 31, 2004	39,086	2,088	41,174

State Organization

State Retirement Systems

General

The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33% of the membership during the 2005-06 fiscal year. There were 3,000 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2006, 653,291 persons were members and 342,245 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions

Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3% of their salaries for their first 10 years of membership.

Legislation enacted in May 2003 realigned the Retirement Systems billing cycle to match governments’ budget cycles and also instituted a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers are required to make a minimum contribution of at least 4.5% of payroll every year.

The State paid its employer contributions for the fiscal year ending March 31, 2007, which totaled $1,067.2 million as of June 1, 2006. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills. Also, an additional payment of $21 million was made on June 1, 2006 to reduce the State’s remaining retirement incentive costs. The estimated bill for the fiscal year ending March 31, 2008 totals $1,045.4 million payable as of September 1, 2007. The amount also includes the Judiciary bill and amortization payments for the 2005 and 2006 bills.

Assets and Liabilities

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2006 were $142.6 billion (including $2.8 billion in receivables), an increase of $14.6 billion or 11.4% from the 2004-05 level of $128.0 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $146.5 billion on April 1, 2005 to $153.7 billion (including $58.8 billion for current retirees and beneficiaries) on April 1, 2006. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2006 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2006 fiscal year and 40% of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $123.8 billion on April 1, 2005 to $132.1 billion on April 1, 2006. The table that follows shows the actuarially determined contributions that have been made over the last eight years. See also “Contributions” above.

Net Assets Available for Benefits of the New York State and Local

Retirement Systems(1)

(millions of dollars)

Fiscal Year Ended March 31	Total Assets(2)	Percent Increase/(Decrease) From Prior Year
1999	112,723	6.0
2000	128,889	14.3
2001	114,044	(11.5)
2002	112,725	(1.2)
2003	97,373	(13.6)
2004	120,799	24.1
2005	128,038	6.0
2006	142,620	11.4

Sources: State and Local Retirement Systems.

(1)

Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2006 includes approximately $2.8 billion of receivables.

(2)	Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

Contributions and Benefits - New York State and Local Retirement Systems

(millions of dollars)

Contributions Recorded

Fiscal Year Ended March 31	All Participating Employers(1)	Local Employers(1)	State(1)	Employees	Total Benefits Paid(2)
1999	292	156	136	400	3,570
2000	165	11	154	423	3,787
2001	215	112	103	319	4,267
2002	264	199	65	210	4,576
2003	652	378	274	219	5,030
2004	1,287	832	455	222	5,424
2005	2,965	1,877	1,088	227	5,691
2006	2,782	1,714	1,068	241	6,073

(1)	Includes employer premiums to Group Life Insurance Plan.
(2)	Includes payments from Group Life Insurance Plan.

Litigation

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida

Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 11, 2006, the defendants moved for summary judgment on the issue of laches.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate’s report, which recommended granting the State’s motion to dismiss that portion of the action relating to the Thruway right of way and denying the State’s motion to dismiss the Federal government’s damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. On July 8, 2005, the Second Circuit denied the United States’ motion for rehearing en banc. On September 2, 2005, the Second Circuit also denied the other plaintiffs’ petitions for rehearing en banc. On January 17, 2006, plaintiffs filed for a petition for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision. On June 5, 2006, the Supreme Court denied plaintiffs’ petition for certiorari. This case is now concluded.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On February 10, 2006, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of the New York Case. On November 6, 2006, the defendants moved for judgment on the pleadings.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff’s motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs’ petitions for certiorari. The case is now concluded.

Settlements were signed by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian nation of New York on November 17, 2004 which required, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The District Court has granted defendants permission to move to dismiss the complaints or for summary judgment on the issue of laches. On August 15, 2006, the defendants moved for summary judgment on the issue of laches.

State Finance Policies

Budget Process

In Greater New York Hospital Ass’n., et al. v. Pataki, et al. (Sup. Ct., New York County), the plaintiffs seek a declaratory judgment that certain Medicaid appropriations for the State’s 2006-2007 fiscal year enacted by the Legislature over the Governor’s veto are constitutional and that the Governor and his co-defendants are constitutionally obligated to implement those appropriations and to take no action to prevent their implementation. On June 8, 2006, the Supreme Court, New York County denied plaintiffs’ request for a temporary restraining order. In Healthcare Association of New York State, et al. v. Pataki, et al. (Sup. Ct., Albany County), the petitioners also challenge the Governor’s refusal to authorize spending on Medicaid, mental health and other health appropriations for the State’s 2006-07 fiscal year enacted by the Legislature over the Governor’s veto. Both of these cases have been discontinued by agreement of the parties.

State Programs

Medicaid

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court. On December 22, 2005, the Appellate Division, Fourth Department, granted petitioners’ motion for leave to appeal to the Court of Appeals. On October 24, 2006, the Court of Appeals affirmed the order of the Appellate Division dismissing the petition.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1)	Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on January 30, 2006.)

(c)	Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d)	Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)	Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)	Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3)	Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g)	Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)	Not applicable.

(i)	Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(j)(1)	*Consent of Colorado Counsel.

PART C. OTHER INFORMATION (continued)

(j)(2)	*Consent of Georgia Counsel.

(j)(3)	*Consent of Louisiana Counsel.

(j)(4)	*Consent of Maryland Counsel.

(j)(5)	*Consent of Massachusetts Counsel.

(j)(6)	*Consent of Michigan Counsel.

(j)(7)	*Opinion and Consent of Minnesota Counsel.

(j)(8)	*Consent of Missouri Counsel.

(j)(9)	*Consent of New York Counsel.

(j)(10)	*Consent of Ohio Counsel.

(j)(11)	*Opinion and Consent of Oregon Counsel.

(j)(12)	*Consent of South Carolina Counsel.

(k)	Not applicable.

(l)	Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1)	Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1)	Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4)(a)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION (continued)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed on January 28, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(n)	Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(p)	Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed on January 28, 2005.)

(Other Exhibits:)	*(a) Power of Attorney for John F. Maher.

(b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

(c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement and Article Tenth of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) to Post-Effective Amendment No. 43 filed on January 30, 2006.

PART C. OTHER INFORMATION (continued)

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (“Seligman”), is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is as follows (The principal business address of all Seligman companies is 100 Park Avenue, New York, NY 10017):

Michael J. Alpert
J. & W. Seligman & Co. Incorporated – 1999 – Managing Director (2007-)
Senior Vice President and Portfolio Manager (1999-)
Wharton School – M.B.A. – Finance/Investment Management (1997 – 1999)

John H. Clark
J. & W. Seligman & Co. Incorporated - Director & Chief Administrative Officer (2004-)
& Managing Director (1999-)
Seligman Data Corp. - President (1997-), Director (1996-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

John B. Cunningham
J. & W. Seligman & Co. Incorporated - Managing Director, Chief Investment Officer
& Portfolio Manager (2004-)
Salomon Brothers Asset Management - Managing Director & Senior Portfolio
Manager (1991-2004); 399 Park Avenue, New York, NY 10022

Neil T. Eigen
J. & W. Seligman & Co. Incorporated - 1997 - Director (2004-), Managing Director &
Portfolio Manager (1997-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

Charles W. Kadlec
J. & W. Seligman & Co. Incorporated - 1985 - Director (2004-), Managing Director (1991-)
& Portfolio Manager (2000-)
Seligman Advisors, Inc. - President (2005), Director (2004-), Executive Vice
President (2004) & Chief Investment Strategist (1993-2004)
Seligman Services, Inc. - Director & President (2004-)

J. Eric Misenheimer
J. & W. Seligman & Co. Incorporated - 2005 – Managing Director (2006-), Senior Vice President (2005-2005) & Portfolio Manager (2005-)
Northern Trust Global Investments – Senior Vice President & Portfolio Manager (1999-2005); 50 South LaSalle Street, Chicago, IL 60675

PART C. OTHER INFORMATION (continued)

Thomas G. Moles
J. & W. Seligman & Co. Incorporated - 1983 - Director, Managing Director & Portfolio
Manager (1990-)
Seligman Advisors, Inc. - Director (1990-)
Seligman Services, Inc. - Director (1994-) & Vice President (1996-)

William C. Morris
J. & W. Seligman & Co. Incorporated - Chairman & Director (1988-)
Seligman Services, Inc. - Chairman & Director (1994-)
Seligman Advisors, Inc. - Chairman & Director (1989-)
Seligman Data Corp. - Director (1989-)
Carbo Ceramics, Inc. - Chairman & Director (1987-); 6565 MacArthur Blvd, Irving, TX 75039
Kerr-McGee, Corp. - Director (1977-2003); 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

Francis L. Mustaro
J. & W. Seligman & Co. Incorporated – 2006 - Managing Director (2007-),
Senior Vice President & Portfolio Manager (2006-)
Citigroup Asset Management – (acquired by Legg Mason) – Managing Director (2004-2006)
Director (2000-2004) & Senior Portfolio Manager (1995-2006)

Frank J. Nasta
J. & W. Seligman & Co. Incorporated - 1993 - Director (2004-) & Managing Director (2003-),
General Counsel (1999-), Corporate Secretary (1995-) & Senior Vice President (1996-2002)
Seligman Services, Inc. - Director (2004-) & Corporate Secretary (1995-)
Seligman Advisors, Inc. - Director (2004-) & Corporate Secretary (1995-)
Seligman Data Corp. - Corporate Secretary (1994-)

Albert A. Pisano
J. & W. Seligman & Co. Incorporated - Chief Compliance Officer (2004-), Senior Vice President (2005-),
Vice President & Director of Compliance (1998-2005) and Director of Compliance (1998-2004)
Seligman Advisors, Inc. -Chief Compliance Officer (2004-), Senior Vice President (2005-),
Vice President (1998-2005) & Director of Compliance (1998-2004)
Seligman Services, Inc. - Chief Compliance Officer (2004-), Senior Vice President (2005-),
Vice President (1998-2005) & Director of Compliance (1998-2004)

Thomas G. Rose
J. & W. Seligman & Co. Incorporated – 1992 – Managing Director (2006-), Chief Financial Officer (2005-), Senior Vice President (2000-2005), Finance (2000-2004) & Treasurer (1992-2000)

Rodney G.D. Smith
J. & W. Seligman & Co. Incorporated - Director & Managing Director (1997-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

David F. Stein
J. & W. Seligman & Co. Incorporated - 1990 - Director - (1990-) & Vice Chairman (1996-)
Seligman Services, Inc. - Director (1994-), President (2001-2004)
Seligman Advisors, Inc. - Director (1990-)

Erik J. Voss
J. & W. Seligman & Co. Incorporated – 2006 – Managing Director (2007-), Portfolio Manager (2006-)
Wells Capital Management – Portfolio Manager (2000-2006)

Paul H. Wick
J. & W. Seligman & Co. Incorporated -1987 - Director (1997-), Managing Director &
Portfolio Manager (1995-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc.- Director (2004-)

PART C. OTHER INFORMATION (continued)

Brian T. Zino
J. & W. Seligman & Co. Incorporated - 1982 - Director (1987-) & President (1996-)
Seligman Services, Inc. - Director (1994-)
Seligman Advisors, Inc. - Director (1988-)
Seligman Data Corp. - Chairman (1987-) & Director (1986-)

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc., (Seligman Investment Grade Fixed Income Fund, Inc.), Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20.

Seligman Advisors, Inc.

As of January 8, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas M. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Sales	None
Bruce M. Tuckey*	Managing Director, Sales	None
Andrew S. Veasy*	Managing Director, Sales	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Sales	None
Arthur A. Condron*	Administration and Director., Wealth Management Services	None
Peter W. Quinn*	Senior Vice President, Wealth Management Services	None
Jeffrey S. Dean*	Senior Vice President, Director of Operations and Business Planning	None
Kenneth J. Dougherty*	Senior Vice President, Sales	None
T. Wayne Knowles*	Senior Vice President, Divisional Sales Director	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 8, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Michelle L. Rappa*	Senior Vice President, Director of Marketing	None
Ronald W. Pond*	Senior Vice President, Divisional Sales Director	None
Thomas P. Parnell*	Senior Vice President, Sales
J. Jeffery Rold*	Senior Vice President, Divisional Sales Director	None
Daniel R. Molloy*	Senior Vice President, Retirement Plans Manager	None
Jeffery C. Pleet*	Senior Vice President, Regional Retirement Plans Manager	None
Judith L. Lyon*	Senior Vice President, Sales	None
Joseph J. Williams, Jr.*	Senior Vice President, Sales	None
John H. Pierucki*	Senior Vice President, Regional Sales	None
Gary A. Terpening*	Senior Vice President, Director of Business Development	None
Marcie L. Blanco*	Vice President, Regional Retirement Plans Manager	None
Matthew K. Scott*	Vice President, Regional Retirement Plans Manager	None
Michael J. Ferry*	Vice President, Regional Retirement Plans Manager	None
Emily H. Calcagno*	Vice President, National Accounts	None
Nicole C. Grogan*	Vice President, Manager, Sales Administration and Planning Managed Money	None
Peter J. Campagna*	Vice President, Portfolio Advisory, Managed Money	None
Dina L. Cutrone*	Vice President, Retirement Marketing	None
Helen Delman*	Vice President, Product Development	None
Matthew Witschel*	Vice President, Manager of Internal Sales	None
Steven J. Ralff*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of Retirement Plans	None
John T. Szwed*	Vice President, Product Manager	None
William DeSanto*	Senior Vice President, Director of Product Management	None
Sean C. Hausman*	Vice President, Regional Sales	None
Brian P. Karavlan*	Vice President, Regional Sales	None
Brian C. Kelleher*	Vice President, Regional Sales	None
Michael Loftus*	Vice President, Regional Sales	None
John Kielmeyer*	Vice President, Regional Sales	None
Jennifer Danzi*	Vice President, Regional Sales	None
David A. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None
Conor W. McKenna*	Vice President, Regional Sales	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 8, 2007

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

Lisa M. MacDonald*	Vice President, Sales	None
Administration and Planning
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph L. D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief Compliance Officer	None

Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer

Richard C. Dluzniewski*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Sandra Floris*	Assistant Vice President, Order Desk	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Rummo*	Assistant Vice President, Retirement Sales Desk Manager	None

Karin Billias*	Vice President, Retirement Marketing	None
Seth J. Barron*	Assistant Vice President, Wealth Management Services	None

Oscar Lagos*	Assistant Vice President, Operations	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not Applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant’s cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of January, 2007.

SELIGMAN MUNICIPAL FUND SERIES, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 has been signed below by the following persons in the capacities indicated on January 29, 2007.

Signature		Title

/s/ Brian T. Zino Brian T. Zino		President, Director and Chief Executive Officer (Principal Executive Officer)

/s/ William C. Morris William C. Morris		Chairman of the Board and Director

/s/ Lawrence P. Vogel Lawrence P. Vogel		Treasurer (Principal Financial and Accounting Officer)

John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)	/s/ Brian T. Zino
Leroy C. Richie, Director	)	Brian T. Zino, Attorney in Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

SELIGMAN MUNICIPAL FUND SERIES, INC.

Post-Effective Amendment No. 44 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

Item 23(j)(1)	Consent of Colorado Counsel.

Item 23(j)(2)	Consent of Georgia Counsel.

Item 23(j)(3)	Consent of Louisiana Counsel.

Item 23(j)(4)	Consent of Maryland Counsel.

Item 23(j)(5)	Consent of Massachusetts Counsel.

Item 23(j)(6)	Consent of Michigan Counsel.

Item 23(j)(7)	Opinion and Consent of Minnesota Counsel.

Item 23(j)(8)	Consent of Missouri Counsel.

Item 23(j)(9)	Consent of New York Counsel.

Item 23(j)(10)	Consent of Ohio Counsel.

Item 23(j)(11)	Opinion and Consent of Oregon Counsel.

Item 23(j)(12)	Consent of South Carolina Counsel.

(Other Exhibits:)	Power of Attorney for John F. Maher.